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                                  UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549

                                   FORM N-CSR

              CERTIFIED SHAREHOLDER REPORT OF REGISTERED MANAGEMENT
                              INVESTMENT COMPANIES

Investment Company Act file
number                              811-07142
-----------------------------------------------------------------

                       GENERAL ELECTRIC FUNDS
------------------------------------------------------------------
               (Exact name of registrant as specified in charter)


              3003, SUMMER STREET,STAMFORD, CONNECTICUT, 06904 7900
-------------------------------------------------------------------
               (Address of principal executive offices) (Zip code)


GE ASSET MANAGEMENT,3003, SUMMER STREET,STAMFORD,CONNECTICUT,06904 7900
------------------------------------------------------------------
                     (Name and address of agent for service)


Registrant"s telephone number, including area code: 800-242-0134
                                            ----------------------------

Date of fiscal year end: 09/30
                        ---------------------------

Date of reporting period: 9/30/03
                          -------------------------

ITEM 1. REPORTS TO STOCKHOLDERS.

                                                                  --------------
ANNUAL REPORT                                                       GE FUNDS

SEPTEMBER 30, 2003

                                                               [GE LOGO OMITTED]

[GE LOGO OMITTED]

                                                               TABLE OF CONTENTS

FINANCIAL INFORMATION
MANAGER REVIEWS AND SCHEDULES OF INVESTMENTS
      GE U.S. Equity Fund .................................................   1
      GE Value Equity Fund ................................................   5
      GE Small-Cap Value Equity Fund ......................................   9
      GE Global Equity Fund ...............................................  13
      GE International Equity Fund ........................................  18
      GE Premier Growth Equity Fund .......................................  23
      GE Premier Value Equity Fund ........................................  26
      GE Fixed Income Fund ................................................  30
      GE Government Securities Fund .......................................  40
      GE Short-Term Government Fund .......................................  44
      GE Tax-Exempt Fund ..................................................  48
      GE Strategic Investment Fund ........................................  54
      GE Money Market Fund ................................................  65
NOTES TO PERFORMANCE ......................................................  67
NOTES TO SCHEDULES OF INVESTMENTS .........................................  69
FINANCIAL STATEMENTS
      Financial Highlights ................................................  70
      Notes to Financial Highlights .......................................  83
      Statements of Assets and Liabilities ................................  84
      Statements of Operations ............................................  88
      Statements of Changes in Net Assets .................................  92
      Notes to Financial Statements ....................................... 100
REPORT OF INDEPENDENT AUDITORS ............................................ 114
TAX INFORMATION ........................................................... 115
ADDITIONAL INFORMATION .................................................... 116
INVESTMENT TEAM ........................................................... 119



--------------------------------------------------------------------------------
 This report has been prepared for shareholders and may be distributed to others only if preceded or accompanied by a current prospectus.

                                                             GE U.S. EQUITY FUND
--------------------------------------------------------------------------------


  Q&A

Q. HOW DID THE GE U.S. EQUITY FUND PERFORM COMPARED TO ITS BENCHMARK AND LIPPER PEER GROUP FOR THE TWELVE-MONTH PERIOD ENDED SEPTEMBER 30, 2003?

A. The GE U.S. Equity Fund advanced 20.09% for Class A shares, 19.25% for Class B shares, 19.46% for Class C shares and 20.47% for Class Y shares for the twelve-month period. The S&P 500 Composite Price Index advanced 24.44% and the Fund's Lipper peer group of 1,073 Large Cap Core funds returned 20.86% for the same period.

Q. WHY DID THE FUND UNDERPERFORM ITS BENCHMARK FOR THE PERIOD ENDED SEPTEMBER 30, 2003?

A. On a one-year basis, the portfolio has underperformed the S&P 500 benchmark. The primary drivers are technology, healthcare, and telecommunications services. As we have mentioned over the past year, technology stocks have led the rally, with gains of nearly 60% on a one-year basis. While the portfolio is essentially market-weight in this sector, the portfolio holdings in this sector have returned 40%, not enough to keep pace with the benchmark holdings. The underlying nuance here is that small and mid-capitalization companies, low-priced stocks, and stocks with higher betas have garnered most of the returns, at the expense of high quality, large capitalization companies. Healthcare on the other hand has lagged in the rally, with a benchmark sector return of only 11.6%. Healthcare issues have not performed as well, due to several overhangs in the pharmaceutical industry, namely the fear of regulation, product competition from generics, and lower prescription utilization trends due to a sluggish economic recovery to-date. We continue to believe this area has solid intrinsic value at current valuations. Telecommunication Services like technology has also been a sector that has returned strong price appreciation, nearly 30%. The portfolio has been slightly underweight in this area and has not matched the sector benchmark returns, although the portfolio holdings in this sector have returned 27% over the period. Again, many smaller capitalization companies and more speculative investments have done well in this area, as investors discount the bottom of this cycle in anticipation of improving business demand over the near term.

Q.  WHICH STOCKS HAVE
    PERFORMED WELL?

A. Solid stock selection in the Consumer Staples, Materials, and Financials sectors helped performance during the year. Consumer Staples stocks in the portfolio returned 12.9% over the year compared with the sector benchmark which returned only 8.7%. PepsiCo Inc (+26%), Wal-Mart (+14%), Sysco (+17%), Avon Products (+42%), Altria Group (+21%), and Clorox (+17%) were notable performers in the Consumer Staples sector. The S&P 500 Materials sector was up 27% over the year ended September 30, 2003, where the portfolio holdings in this area were up 31%. Strong performers included Gold related companies Newmont Mining (+43%) and Barrick Gold (+23%), Alcoa (+39%), DuPont (+15%), Praxair (+23%), and Weyerhaeuser (+38%). Financials also did well over the period with the S&P 500 benchmark stocks returning 26% and the portfolio stocks returning 26% as well.

Q.  WHICH HAVE NOT
    PERFORMED WELL?

A. As we mentioned above, technology, healthcare, and telecommunications services were the primary areas where portfolio stocks struggled versus the S&P 500 benchmark. In most cases within technology and telecommunication services, smaller capitalization stocks and higher beta stocks did better than the larger capitalization companies we focus on in this style neutral portfolio. In some cases it was what we did not own versus what we did own. For instance, in technology relative performance was hurt by not owning SunGard Data (+35%), Jabil Circuit (+76%), Solectron (+177%), Sanmina (+248%), PMC-Sierra (+239%), National Semiconductor (+170%), and Broadcom (+150%) to name just a few. In telecommunication services, stocks such as Sprint PCS (+192%), Nextel (+161%), and Qwest Communications (+49%) were some of the speculative issues that did well over this period

                                                             GE U.S. EQUITY FUND
--------------------------------------------------------------------------------


-----------------------------------------------------
TEN LARGEST HOLDINGS
AS OF SEPTEMBER 30, 2003
as a % of Market Value
-----------------------------------------------------
  Citigroup Inc.                             4.56%
-----------------------------------------------------
  Pfizer Inc.                                3.68%
-----------------------------------------------------
  Microsoft Corp.                            3.12%
-----------------------------------------------------
  American International Group               2.74%
-----------------------------------------------------
  First Data Corp.                           2.70%
-----------------------------------------------------
  Federal National Mortgage Assoc.           2.68%
-----------------------------------------------------
  Exxon Mobil Corp.                          2.51%
-----------------------------------------------------
  Johnson & Johnson                          2.08%
-----------------------------------------------------
  PepsiCo Inc.                               1.95%
-----------------------------------------------------
  United Technologies Corp.                  1.89%
-----------------------------------------------------


 INVESTMENT PROFILE
A mutual fund designed for
investors who seek long-term
growth of capital by investing
primarily in equity securities of
U.S. companies.

LIPPER PERFORMANCE COMPARISON
Large Cap Core Peer Group
Based on average annual total returns for the periods ended 9/30/03

                    ONE     FIVE    TEN
                   YEAR     YEAR   YEAR
                 --------- ------ ------
Number of
Funds in
peer group:       1,073      583     200
-----------------------------------------
Peer group
average annual
total return:    20.86%   -0.01%   7.84%
-----------------------------------------
Lipper categories
in peer group: Large Cap Core


CHANGE IN VALUE OF A $10,000 INVESTMENT

CLASS A SHARES+

[LINE CHART OMITTED, PLOT POINTS AS FOLLOWS:]

          GE US Equity Fund      GE US Equity Fund w/load       S&P 500
9/93          10,000.00                9,425.00                10,000.00
9/94          10,087.72                9,507.68                10,368.60
9/95          12,797.16               12,061.32                13,451.32
9/96          15,190.38               14,316.93                16,186.50
9/97          21,230.59               20,009.83                22,739.49
9/98          22,424.42               21,135.02                24,811.72
9/99          28,656.84               27,009.07                31,711.00
9/00          32,123.23               30,276.14                35,910.69
9/01          26,434.84               24,914.84                26,337.44
9/02          21,734.05               20,484.35                20,940.91
9/03          26,101.13               24,600.32                26,058.86


AVERAGE ANNUAL TOTAL RETURN
FOR THE PERIODS ENDED
SEPTEMBER 30, 2003

                          ONE    FIVE    TEN
                          YEAR   YEAR    YEAR
                       -------------------------
GE U.S. Equity           20.09%  3.08%  10.07%
GE U.S. Equity W/LOAD    13.18%  1.87%   9.42%
  MAXIMUM LOAD OF 5.75%
S&P 500                  24.44%  0.99%  10.05%

CLASS B SHARES

[LINE CHART OMITTED, PLOT POINTS AS FOLLOWS:]

                 GE US Equity Fund      GE US Equity Fund w/load        S&P 500
12/22/93             10,000.00               10,000.00                 10,000.00
9/94                  9,990.57                9,990.57                 10,133.30
9/95                 12,579.81               12,579.81                 13,146.06
9/96                 14,816.93               14,816.93                 15,819.17
9/97                 20,558.50               20,558.50                 22,223.45
9/98                 21,545.49               21,545.49                 24,248.65
9/99                 27,326.99               27,326.99                 30,991.37
9/00                 30,580.65               30,580.65                 35,095.75
9/01                 25,165.42               25,165.42                 25,739.75
9/02                 20,690.37               20,690.37                 20,465.69
9/03                 24,847.74               24,847.74                 25,467.49

AVERAGE ANNUAL TOTAL RETURN
FOR THE PERIODS ENDED
SEPTEMBER 30, 2003

                         ONE   FIVE   SINCE
                        YEAR   YEAR INCEPTION
                     -----------------------
GE U.S. Equity         19.25%  2.33%  9.76%
GE U.S. Equity W/LOAD  15.25%  2.33%  9.76%
  MAXIMUM LOAD          4.00%  0.00%  0.00%
S&P 500                24.44%  0.99% 10.06%


CLASS C SHARES

[LINE CHART OMITTED, PLOT POINTS AS FOLLOWS:]

             GE US Equity Fund     GE US Equity Fund w/load      S&P 500
9/30/99           10,000.00                 10,000.00           10,000.00
12/99             11,171.89                 11,171.89           11,491.28
3/00              11,372.41                 11,372.41           11,773.02
6/00              11,150.40                 11,150.40           11,439.12
9/00              11,125.34                 11,125.34           11,324.36
12/00             11,037.75                 11,037.75           10,435.98
3/01              10,109.34                 10,109.34            9,200.32
6/01              10,403.53                 10,403.53            9,738.24
9/01               9,089.24                  9,089.24            8,305.46
12/01              9,987.95                  9,987.95            9,192.85
3/02              10,146.06                 10,146.06            9,219.23
6/02               8,865.75                  8,865.75            7,983.58
9/02               7,415.77                  7,415.77            6,603.67
12/03              7,970.59                  7,970.59            7,161.05
3/03               7,684.68                  7,684.68            6,936.74
6/03               8,743.31                  8,743.31            8,004.52
9/03               8,859.21                  8,859.21            8,217.61

AVERAGE ANNUAL TOTAL RETURN
FOR THE PERIODS ENDED
SEPTEMBER 30, 2003

                       ONE     THREE    SINCE
                       YEAR     YEAR  INCEPTION
                     --------------------------
GE U.S. Equity        19.46%   -7.31%  -2.98%
GE U.S. Equity W/LOAD 18.46%   -7.31%  -2.98%
  MAXIMUM LOAD         1.00%    0.00%   0.00%
S&P 500               24.44%  -10.14%  -4.79%

CLASS Y SHARES

[LINE CHART OMITTED, PLOT POINTS AS FOLLOWS:]

             GE US Equity Fund        S&P 500
11/29/93         10,000.00          10,000.00
9/94             10,096.06          10,258.34
9/95             12,835.67          13,308.28
9/96             15,270.71          16,014.38
9/97             21,403.88          22,497.68
9/98             22,657.63          24,547.88
9/99             29,033.72          31,373.80
9/00             32,627.05          35,528.83
9/01             26,917.51          26,057.38
9/02             22,185.15          20,718.23
9/03             26,725.91          25,781.76

AVERAGE ANNUAL TOTAL RETURN
FOR THE PERIODS ENDED
SEPTEMBER 30, 2003

                    ONE          FIVE           SINCE
                   YEAR          YEAR         INCEPTION
                  -------      --------      ----------
GE U.S. Equity    20.47%         3.36%         10.51%
S&P 500           24.44%         0.99%         10.11%

SEE NOTES TO PERFORMANCE BEGINNING ON PAGE 67 FOR FURTHER INFORMATION, INCLUDING AN EXPLANATION OF LIPPER PEER CATEGORIES. PAST PERFORMANCE DOES NOT PREDICT FUTURE PERFORMANCE AND THE GRAPH AND TABLE DO NOT REFLECT THE DEDUCTION OF TAXES THAT A SHAREHOLDER WOULD PAY ON FUND DISTRIBUTIONS OR THE REDEMPTION OF FUND SHARES.

                                                             GE U.S. EQUITY FUND
--------------------------------------------------------------------------------

                                      SCHEDULE OF INVESTMENTS SEPTEMBER 30, 2003
--------------------------------------------------------------------------------


GE U.S. EQUITY FUND
--------------------------------------------------------------------------------

PORTFOLIO COMPOSITION AS A % OF THE MARKET VALUE OF $684,976 (IN THOUSANDS) AS OF SEPTEMBER 30, 2003

[PIE CHART OMITTED, PLOT POINTS FOLLOWS]

FINANCIAL 22.1%
INFORMATION TECHNOLOGY 16.9%
HEALTHCARE 13.4%
CONSUMER - DISCRETIONARY 10.9%
INDUSTRIALS 8.8%
CONSUMER - STAPLES 8.7%
ENERGY 6.3%
SHORT-TERM 5.9%
TELECOMMUNICATION SERVICES 3.0%
MATERIALS 2.4%
UTILITIES 1.6%

                                      NUMBER
                                    OF SHARES         VALUE
--------------------------------------------------------------------------------

COMMON STOCK -- 98.2%+
--------------------------------------------------------------------------------

CONSUMER - DISCRETIONARY -- 11.4%

Best Buy Co. Inc.                     11,244  $     534,315(a)
Carnival Corp.                       175,520      5,772,853(j)
Catalina Marketing Corp.             110,764      1,682,505(a,j)
Comcast Corp. (Class A Special)      426,180     12,589,357(a)
Comcast Corp. (Class A)               37,857      1,169,024(a)
eBay Inc.                             18,355        982,176(a)
Gannett Co. Inc.                      19,330      1,499,235
Harley-Davidson Inc.                   5,459        263,124(j)
Home Depot Inc.                      360,216     11,472,880
InterActiveCorp.                      12,045        398,087(a,j)
Liberty Media Corp. (Series A)     1,246,992     12,432,510(a)
Lowe's Cos. Inc.                      22,370      1,161,003
Omnicom Group                         25,812      1,854,592(j)
Target Corp.                         269,425     10,138,463
Time Warner Inc.                     206,494      3,120,124(a)
UnitedGlobalCom Inc.
   (Class A)                          16,061         98,133(a,j)
Viacom Inc. (Class B)                218,321      8,361,694
Walt Disney Co.                       67,122      1,353,851(h)
                                                 74,883,926

CONSUMER - STAPLES -- 9.1%

Altria Group Inc.                     45,314      1,984,753
Anheuser-Busch Cos. Inc.              57,359      2,830,093(h)
Avon Products Inc.                    31,557      2,037,320
Clorox Co.                           111,278      5,104,322(j)
Colgate-Palmolive Co.                 71,126      3,975,232
General Mills Inc.                    79,156      3,725,873
Kimberly-Clark Corp.                 100,952      5,180,857
PepsiCo Inc.                         290,812     13,327,914
Procter & Gamble Co.                  52,197      4,844,926


                                     NUMBER
                                    OF SHARES         VALUE

Sara Lee Corp.                        74,567   $  1,369,050
Sysco Corp.                           73,420      2,401,568
The Gillette Co.                      47,035      1,504,179
Wal-Mart Stores Inc.                 202,479     11,308,452
                                                 59,594,539

ENERGY -- 6.5%

Baker Hughes Inc.                     47,608      1,408,721
BP PLC. ADR                           45,888      1,931,885
Burlington Resources Inc.            102,502      4,940,597
ConocoPhillips                       103,247      5,652,773
EnCana Corp.                          94,069      3,422,230
Exxon Mobil Corp.                    470,347     17,214,700(h)
Nabors Industries Ltd.                71,699      2,671,505(a)
Schlumberger Ltd.                    115,866      5,607,914
                                                 42,850,325

FINANCIAL -- 23.0%

AFLAC Inc.                            50,476      1,630,375
American Express Co.                 180,739      8,144,099
American International Group         325,398     18,775,465
Bank of America Corp.                 70,551      5,505,800
Bank One Corp.                        59,654      2,305,627
Berkshire Hathaway Inc.
   (Class B)                           1,411      3,521,856(a)
Citigroup Inc.                       687,039     31,267,145
Federal Home Loan
   Mortgage Corp.                     39,004      2,041,859
Federal National Mortgage
   Association                       261,639     18,367,058
FleetBoston Financial Corp.           52,770      1,591,015
Goldman Sachs Group Inc.              11,128        933,639
Hartford Financial Services
   Group Inc.                         91,776      4,830,171
JP Morgan Chase & Co.                 77,435      2,658,344
Lincoln National Corp.                53,344      1,887,311
Marsh & McLennan Cos. Inc.           170,931      8,138,025
Mellon Financial Corp.               157,165      4,736,953
Morgan Stanley                        67,684      3,415,335
Prudential Financial Inc.             43,020      1,607,227(j)
SLM Corp.                             18,355        715,111
State Street Corp.                   192,154      8,646,930(e)
The Allstate Corp.                   113,777      4,156,274
Travelers Property Casualty
   Corp. (Class B)                    52,771        838,003
US Bancorp                           187,565      4,499,684
Wachovia Corp.                       122,978      5,065,464
Wells Fargo & Co.                    114,719      5,908,028
                                                151,186,798

HEALTHCARE -- 14.0%

Abbott Laboratories                  194,448      8,273,762
Amgen Inc.                            19,502      1,259,244(a)
Cardinal Health Inc.                 192,154     11,219,872(h)
Cigna Corp.                           14,340        640,281
DENTSPLY International Inc.           57,359      2,571,977(j)
HCA Inc.                              16,061        592,008
Johnson & Johnson                    287,565     14,240,219


---------------------
See Notes to Schedules of Investments on page 69 and Notes to Financial Statements.

                                                             GE U.S. EQUITY FUND
--------------------------------------------------------------------------------

                                      SCHEDULE OF INVESTMENTS SEPTEMBER 30, 2003
--------------------------------------------------------------------------------


                                     NUMBER
                                    OF SHARES         VALUE
--------------------------------------------------------------------------------

Lincare Holdings Inc.                160,606   $  5,886,210(a)
Merck & Co. Inc.                     138,809      7,026,512(h)
Pfizer Inc.                          828,613     25,173,263
UnitedHealth Group Inc.               40,725      2,049,282
WebMD Corp.                           33,268        296,751(a,j)
Wyeth                                272,457     12,560,268(h)
                                                 91,789,649

INDUSTRIALS -- 9.3%

Burlington Northern
   Santa Fe Corp.                     74,567      2,152,749
Danaher Corp.                         55,467      4,096,793(j)
Deere & Co.                           69,978      3,730,527
Dover Corp.                          166,342      5,883,517(h)
Eaton Corp.                           18,929      1,677,488
Emerson Electric Co.                  22,944      1,208,002
Equifax Inc.                         128,485      2,861,361
General Dynamics Corp.                49,903      3,895,428
Lockheed Martin Corp.                 71,699      3,308,909
Northrop Grumman Corp.                30,687      2,645,833
Pitney Bowes Inc.                     43,020      1,648,526
Raytheon Co.                          56,786      1,590,008
3M Co.                                83,562      5,771,627
Tyco International Ltd.               14,340        292,966
Union Pacific Corp.                   59,080      3,436,684
United Technologies Corp.            167,352     12,932,963
Waste Management Inc.                137,662      3,602,614
                                                 60,735,995

INFORMATION TECHNOLOGY -- 17.6%

Analog Devices Inc.                  162,327      6,171,673(a)
Applied Materials Inc.               221,981      4,026,735(a)
Automatic Data Processing            115,292      4,133,218
BMC Software Inc.                     44,143        614,912(a)
Certegy Inc.                         109,556      3,517,843
Cisco Systems Inc.                   481,570      9,409,878(a)
Concord EFS Inc.                      16,863        230,517(a)
Dell Inc.                            199,181      6,650,654(a)
Electronic Data Systems Corp.         39,004        787,881(j)
First Data Corp.                     463,464     18,520,021
Intel Corp.                          367,674     10,114,712
International Business
   Machines Corp.                     97,511      8,613,147
Intuit Inc.                          143,743      6,934,162(a)
Microsoft Corp.                      768,615     21,359,811
Molex Inc. (Class A)                 220,490      5,410,825
Oracle Corp.                         465,184      5,219,364(a)
Paychex Inc.                          20,076        681,179
Unisys Corp.                         176,667      2,390,304(a)
Yahoo! Inc.                           21,797        771,178(a)
                                                115,558,014

MATERIALS -- 2.5%

Alcoa Inc.                            73,420      1,920,667
Barrick Gold Corp.                   108,983      2,052,150
E.I. du Pont de Nemours
   and Co.                            37,284      1,491,733


                                     NUMBER
                                    OF SHARES         VALUE
--------------------------------------------------------------------------------

Newmont Mining Corp.                  83,171  $   3,251,154(j)
Praxair Inc.                          52,197      3,233,604
Rohm & Haas Co.                       52,197      1,745,990
Weyerhaeuser Co.                      44,167      2,581,561
                                                 16,276,859

TELECOMMUNICATION SERVICES -- 3.1%

AT&T Corp.                            91,775      1,977,751
SBC Communications Inc.              140,530      3,126,793
Verizon Communications Inc.          194,448      6,307,893
Vodafone Group PLC. ADR              451,992      9,152,838(j)
                                                 20,565,275

UTILITIES -- 1.7%

Dominion Resources Inc.               79,130      4,898,147(j)
Duke Energy Corp.                     22,944        408,633
Entergy Corp.                         43,593      2,360,561
Exelon Corp.                          51,623      3,278,060
                                                 10,945,401

TOTAL INVESTMENTS IN SECURITIES
   (COST $633,543,888)                          644,386,781

--------------------------------------------------------------------------------
SHORT-TERM INVESTMENTS -- 6.2%
--------------------------------------------------------------------------------
GEI Short-Term
   Investment Fund                10,826,805     10,826,805(l)
State Street Navigator Securities
   Lending Prime Portfolio        29,277,152     29,277,152(e,p)
                                                 40,103,957

                                   PRINCIPAL
                                      AMOUNT          VALUE
--------------------------------------------------------------------------------
TIME DEPOSIT -- 0.1%
State Street Bank
   1.00%    10/01/03                $485,000        485,000(d,e)

TOTAL SHORT-TERM INVESTMENTS
   (COST $40,588,957)                            40,588,957

LIABILITIES IN EXCESS OF OTHER ASSETS,
   NET (4.4)%                                   (28,684,918)
                                               ============

NET ASSETS-- 100%                              $656,290,820
                                               ============

--------------------------------------------------------------------------------
OTHER INFORMATION
--------------------------------------------------------------------------------
The GE U.S. Equity Fund had the following long futures contracts open at September 30, 2003:

                            NUMBER       CURRENT
            EXPIRATION        OF        NOTIONAL    UNREALIZED
DESCRIPTION    DATE        CONTRACTS      VALUE    DEPRECIATION
--------------------------------------------------------------------------------
S&P 500    December 2003      17       $4,224,925    $(90,250)

--------------------
See Notes to Schedules of Investments on page 69 and Notes to Financial Statements.

                                                            GE VALUE EQUITY FUND
--------------------------------------------------------------------------------


  Q&A

Q.  HOW DID THE GE VALUE EQUITY FUND PERFORM COMPARED
    TO ITS BENCHMARK AND
    LIPPER PEER GROUP FOR THE ONE-YEAR PERIOD ENDED SEPTEMBER 30, 2003?

A. The GE Value Equity Fund returned 19.49% for Class A shares, 18.41% for Class B shares, 18.68% for Class C shares and 19.64% for Class Y shares for the one-year period ended September 30, 2003. By comparison, the S&P 500 Composite Index returned 24.44% for the year, while the Fund's Lipper peer group of 1,073 Large Cap Core funds returned 20.86%.

Q. WHY DID THE FUND UNDERPERFORM ITS BENCHMARK FOR THE PERIOD ENDED SEPTEMBER 30, 2003? WHICH STOCKS HAVE PERFORMED WELL? WHICH HAVE NOT PERFORMED WELL?

A. Information Technology, Health Care and Telecommunication Services hurt performance, while Staples, Financials and Materials helped. Being underweight Cisco Systems and the Information Technology sector, being overweight Oracle, and not owning Yahoo, hurt performance, while overweights in Analog Devices, First Data and Unisys helped. In Health Care, overweights in Cardinal Health and Tenet (no longer owned), and not owning Amgen, hurt performance, but underweights in Schering-Plough, Medtronic, Eli Lilly and the sector helped performance. In Telecommunication Services, being overweight AT&T, and not owning Nextel or AT&T Wireless, hurt performance. Not owning Coca-Cola, being underweight Wal-Mart and the Staples sector, and being overweight Avon Products, contributed positively to performance. In Financials, being overweight Citigroup, American Express and the sector, and not owning Bank One, helped the portfolio. Overweights in Weyerhaeuser, Newmont Mining, Rayonier and the Materials sector were beneficial.

Q.  HOW HAVE YOU REPOSITIONED THE FUND RECENTLY?

A. We have added to positions in reasonably valued technology names, such as IBM and Unisys, as these companies are beneficiaries of increased investment and services spending at corporations. Given our valuation discipline, we have not made additional investments in high multiple technology names such as Cisco, Intel and Yahoo. Although our underweight in these securities hurt our performance, we feel that the price of these stocks is discounting overly optimistic growth expectations. Within the consumer area we have increased our weight in cyclicals such as Home Depot and AOL, and maintain our large position in Target, which we view as a secular success story in the mass-merchandising arena. In consumer staples we initiated a stake in Clorox, a moderately valued household product company. Clorox management is focused on long-term earnings and cash flow growth, with a keen eye on disciplined capital allocation within their operating segments. Within the health care area we continued to invest in lower P/E stocks, such as Pfizer. The company has traded at near historically low multiples (absolute and relative to the market), and the demographic trends in the U.S. are still positive for pharmaceutical use. With any pick up in economic activity we believe there will be pressure on interest rates, so we have maintained our underweight in financials while reallocating within the sector to reasonably valued, high quality companies such as AIG.

                                                            GE VALUE EQUITY FUND
--------------------------------------------------------------------------------


----------------------------------------------
TEN LARGEST HOLDINGS
AS OF SEPTEMBER 30, 2003
as a % of Market Value
----------------------------------------------
  Citigroup Inc.                         4.08%
----------------------------------------------
  Pfizer Inc.                            3.53%
----------------------------------------------
  Microsoft Corp.                        2.94%
----------------------------------------------
  Exxon Mobil Corp.                      2.80%
----------------------------------------------
  American International Group           2.52%
----------------------------------------------
  United Technologies Corp.              2.10%
----------------------------------------------
  International Business Machines Corp.  2.03%
----------------------------------------------
  Target Corp.                           1.96%
----------------------------------------------
  Federal National Mortgage Assoc.       1.93%
----------------------------------------------
  PepsiCo Inc.                           1.82%


 INVESTMENT PROFILE
 A mutual fund designed for
 investors who seek long-term
 growth of capital and future
 income by investing primarily
 in equity securities of large
 U.S. companies that the
 portfolio manager believes are
 undervalued by the market but
 have solid growth prospects.


LIPPER PERFORMANCE COMPARISON
Large Cap Core Peer Group

Based on average annual total returns for the periods ended 9/30/03

                    ONE     FIVE    TEN
                   YEAR     YEAR   YEAR
                 --------- ------ ------
Number of
Funds in
peer group:       1,073      583     200
----------------------------------------------
Peer group
average annual
total return:    20.86%   -0.01%   7.84%
----------------------------------------------
Lipper categories
in peer group: Large Cap Core


CHANGE IN VALUE OF A $10,000 INVESTMENT

CLASS A SHARES++

[LINE CHART OMITTED, PLOT POINTS AS FOLLOWS:]

                      GE Value             GE Value Equity                      S&P 500/
                    Equity Fund                Fund w/load                  BARRA Value                    S&P 500
9/93                    10000.00                    9425.00                     10000.00                   10000.00
9/94                     9885.64                    9317.21                     10058.91                   10368.60
9/95                    12239.88                   11536.09                     12845.90                   13451.32
9/96                    14711.20                   13865.31                     15243.14                   16186.50
9/97                    20565.56                   19383.04                     21232.37                   22739.49
9/98                    21771.25                   20519.40                     21204.59                   24811.72
9/99                    27723.65                   26129.54                     25719.05                   31711.00
9/00                    30870.44                   29095.39                     29236.32                   35910.69
9/01                    25945.66                   24453.78                     24289.93                   26337.44
9/02                    21471.90                   20237.26                     18912.87                   20940.91
9/03                    25656.99                   24181.71                     23945.29                   26058.86


AVERAGE ANNUAL TOTAL RETURN
FOR THE PERIODS ENDED
SEPTEMBER 30, 2003

                             ONE          FIVE        TEN
                             YEAR         YEAR        YEAR
                           -------      --------    --------
GE Value Equity             19.49%        3.34%       9.88%
GE Value Equity W/LOAD      12.57%        2.11%       9.23%
   MAXIMUM LOAD OF 5.75%
S&P 500                     24.44%        0.99%      10.05%
S&P 500/BARRA Value         26.58%        2.46%      9.12%


CLASS B SHARES

LINE CHART OMITTED, PLOT POINTS FOLLOWS]

                       GE Value            GE Value Equity                     S&P 500/
                    Equity Fund                Fund w/load                  BARRA Value                    S&P 500
9/93                    10000.00                   10000.00                     10000.00                   10000.00
9/94                     9807.67                    9807.67                     10058.91                   10368.60
9/95                    12059.16                   12059.16                     12845.90                   13451.32
9/96                    14365.89                   14365.89                     15243.14                   16186.50
9/97                    19945.06                   19945.06                     21232.37                   22739.49
9/98                    21005.83                   21005.83                     21204.59                   24811.72
9/99                    26607.81                   26607.81                     25719.05                   31711.00
9/00                    29385.90                   29385.90                     29236.32                   35910.69
9/01                    24545.42                   24545.42                     24289.93                   26337.44
9/02                    20313.10                   20313.10                     18912.87                   20940.91
9/03                    24272.33                   24272.33                     23945.29                   26058.86

AVERAGE ANNUAL TOTAL RETURN
FOR THE PERIODS ENDED
SEPTEMBER 30, 2003

                         ONE         FIVE          TEN
                         YEAR        YEAR          YEAR
                       -------     --------      --------

GE Value Equity         18.41%       2.57%         9.26%
GE Value Equity W/LOAD  14.41%       2.57%         9.26%
   MAXIMUM LOAD          4.00%       0.00%         0.00%
S&P 500                 24.44%       0.99%        10.05%
S&P 500/BARRA Value     26.58%       2.46%         9.12%

CLASS C SHARES

[LINE CHART OMITTED, PLOT POINTS AS FOLLOWS:]

                       GE Value            GE Value Equity                     S&P 500/
                    Equity Fund                Fund w/load                  BARRA Value                    S&P 500
9/30/99                 10000.00                   10000.00                     10000.00                   10000.00
3/00                    11275.85                   11275.85                     10937.98                   11773.02
9/00                    11053.00                   11053.00                     11367.57                   11324.36
3/01                    10167.71                   10167.71                     10794.21                    9200.32
9/01                     9207.06                    9207.06                      9444.33                    8305.46
3/02                    10221.47                   10221.47                     10348.94                    9219.23
9/02                     7558.74                    7558.74                      7353.64                    6603.67
3/03                     7793.32                    7793.32                      7639.31                    6936.74
9/03                     8970.93                    8970.93                      9310.33                    8217.61

AVERAGE ANNUAL TOTAL RETURN
FOR THE PERIODS ENDED
SEPTEMBER 30, 2003

                              ONE        THREE         SINCE
                             YEAR         YEAR     INCEPTION
                          -------     --------    ----------
GE Value Equity             18.68%       -6.72%       -2.68%
GE Value Equity W/LOAD      17.68%       -6.72%       -2.68%
   MAXIMUM LOAD              1.00%        0.00%        0.00%
S&P 500                     24.44%      -10.14%       -4.79%
S&P 500/BARRA Value         26.58%       -6.45%       -6.34%


CLASS Y SHARES

[LINE CHART OMITTED, PLOT POINTS AS FOLLOWS:]

                GE Value                                    S&P 500/
             Equity Fund               S&P 500           BARRA Value
1/5/98           10000.00              10000.00              10000.00
9/98             10380.00              10609.12               9770.72
3/99             12999.59              13508.76              11788.97
9/99             13270.42              13559.15              11850.90
3/00             15036.65              15963.22              12962.49
9/00             14804.80              15354.87              13471.60
3/01             13688.44              12474.86              12792.11
9/01             12481.33              11261.50              11192.39
3/02             13921.82              12500.50              12264.42
9/02             10355.75               8954.02               8714.73
3/03             10717.39               9405.63               9053.27
9/03             12390.12              11142.38              11033.58


AVERAGE ANNUAL TOTAL RETURN
FOR THE PERIODS ENDED
SEPTEMBER 30, 2003

                         ONE        FIVE         SINCE
                        YEAR        YEAR     INCEPTION
                     -------    --------    ----------
GE Value Equity       19.64%       3.60%         3.81%
S&P 500               24.44%       0.99%         1.90%
S&P 500/BARRA Value   26.58%       2.46         -0.86%


SEE NOTES TO PERFORMANCE BEGINNING ON PAGE 67 FOR FURTHER INFORMATION, INCLUDING AN EXPLANATION OF LIPPER PEER CATEGORIES. PAST PERFORMANCE DOES NOT PREDICT FUTURE PERFORMANCE AND THE GRAPH AND TABLE DO NOT REFLECT THE DEDUCTION OF TAXES THAT A SHAREHOLDER WOULD PAY ON FUND DISTRIBUTIONS OR THE REDEMPTION OF FUND SHARES.

                                                            GE VALUE EQUITY FUND
--------------------------------------------------------------------------------

                                      SCHEDULE OF INVESTMENTS SEPTEMBER 30, 2003
--------------------------------------------------------------------------------


GE VALUE EQUITY FUND
--------------------------------------------------------------------------------

PORTFOLIO COMPOSITION AS A % OF THE MARKET VALUE OF $69,914 (IN THOUSANDS) AS OF SEPTEMBER 30, 2003

[PIE CHART OMITTED, PLOT POINTS FOLLOWS]

FINANCIAL 24.0%
INFORMATION TECHNOLOGY 15.3%
CONSUMER STAPLES 11.1%
INDUSTRIALS 10.6%
HEALTHCARE 9.7%
CONSUMER DISCRETIONARY 8.4%
ENERGY 7.4%
MATERIALS 4.1%
SHORT-TERM INVESTMENTS 3.9%
TELECOMMUNICATION SERVICES 3.0%
UTILITIES 2.5%


                                       NUMBER
                                    OF SHARES         VALUE
--------------------------------------------------------------------------------

COMMON STOCK -- 96.4%+
--------------------------------------------------------------------------------

CONSUMER - DISCRETIONARY -- 8.5%

Comcast Corp. (Class A Special)       22,133   $    653,809(a)
Comcast Corp. (Class A)                6,794        209,799(a)
Gannett Co. Inc.                       3,693        286,429
Home Depot Inc.                       20,708        659,550
Liberty Media Corp. (Series A)        47,117        469,756(a,h)
Lowe's Cos. Inc.                       4,273        221,769
Omnicom Group                          4,931        354,292
Target Corp.                          36,449      1,371,576(h)
Time Warner Inc.                      39,447        596,044(a)
Tribune Co.                            5,807        266,541
Viacom Inc. (Class B)                 14,744        564,695
Walt Disney Co.                       12,823        258,640
                                                  5,912,900

CONSUMER - STAPLES -- 11.1%

Altria Group Inc.                      4,931        215,978
Anheuser-Busch Cos. Inc.              10,957        540,618(h)
Avon Products Inc.                     6,028        389,168
Clorox Co.                            15,342        703,738
Colgate-Palmolive Co.                  7,451        416,436
ConAgra Foods Inc.                     6,027        128,013
Costco Wholesale Corp.                 8,766        272,447(a)
General Mills Inc.                    10,957        515,746
Kimberly-Clark Corp.                  13,149        674,807
PepsiCo Inc.                          27,717      1,270,270(h)
Procter & Gamble Co.                   9,971        925,508
Sara Lee Corp.                        14,245        261,538
Sysco Corp.                            6,027        197,143
Wal-Mart Stores Inc.                  21,910      1,223,674(h)
                                                  7,735,084

                                       NUMBER
                                    OF SHARES         VALUE
--------------------------------------------------------------------------------

ENERGY -- 7.4%

Baker Hughes Inc.                      9,095  $     269,121
BP PLC. ADR                            5,808        244,517
Burlington Resources Inc.             10,628        512,270
ConocoPhillips                        19,723      1,079,834
EnCana Corp.                          17,970        653,749
Exxon Mobil Corp.                     53,460      1,956,636
Nabors Industries Ltd.                 6,355        236,787(a)
Schlumberger Ltd.                      4,382        212,089
                                                  5,165,003

FINANCIAL -- 24.0%

American Express Co.                  18,242        821,985
American International Group          30,521      1,761,062
AON Corp.                              6,575        137,089
Bank of America Corp.                  8,216        641,177
Blackrock Inc. (Class A)               7,133        349,517
Chubb Corp.                            2,587        167,845
Citigroup Inc.                        62,703      2,853,614
Federal Home Loan
   Mortgage Corp.                      7,451        390,060
Federal National
   Mortgage Assoc.                    19,193      1,347,349
FleetBoston Financial Corp.           10,081        303,942
Hartford Financial Services
   Group Inc.                         17,532        922,709
JP Morgan Chase & Co.                 14,792        507,809
Lincoln National Corp.                10,190        360,522
Marsh & McLennan Cos. Inc.            15,888        756,428
Mellon Financial Corp.                17,970        541,616
Morgan Stanley                        12,929        652,397
Prudential Financial Inc.              8,218        307,024
SLM Corp.                              6,574        256,123
State Street Corp.                     8,766        394,470(e)
SunTrust Banks Inc.                    1,753        105,829
The Allstate Corp.                    16,327        596,425
Travelers Property Casualty
   Corp. (Class B)                     2,631         41,780
US Bancorp                            25,750        617,743
Wachovia Corp.                        16,874        695,040
Waddell & Reed Financial Inc.
   (Class A)                           3,945         92,984
Wells Fargo & Co.                     21,910      1,128,365
                                                 16,750,904

HEALTHCARE -- 9.8%

Abbott Laboratories                   14,463        615,401
Cardinal Health Inc.                   9,424        550,267
Cigna Corp.                            2,739        122,296
HCA Inc.                               1,972         72,688
Johnson & Johnson                     23,203      1,149,013
Merck & Co. Inc.                      15,783        798,935
Pfizer Inc.                           81,351      2,471,443
UnitedHealth Group Inc.                4,602        231,573
Wyeth                                 17,532        808,225
                                                  6,819,841


--------------------
See Notes to Schedules of Investments on page 69 and Notes to Financial Statements.

                                                            GE VALUE EQUITY FUND
--------------------------------------------------------------------------------

                                      SCHEDULE OF INVESTMENTS SEPTEMBER 30, 2003
--------------------------------------------------------------------------------


                                       NUMBER
                                    OF SHARES         VALUE
--------------------------------------------------------------------------------

INDUSTRIALS -- 10.7%

Avery Dennison Corp.                   2,958  $     149,438
Burlington Northern
   Santa Fe Corp.                     14,245        411,253
Caterpillar Inc.                       2,192        150,897
Danaher Corp.                          5,365        396,259
Deere & Co.                            9,862        525,743
Eaton Corp.                            3,616        320,450
Emerson Electric Co.                   4,383        230,765(h)
General Dynamics Corp.                 9,533        744,146
Honeywell International Inc.           6,355        167,454
Lockheed Martin Corp.                  8,218        379,261
Northrop Grumman Corp.                 5,862        505,422
Pitney Bowes Inc.                      8,218        314,914
Raytheon Co.                          10,848        303,744
Rockwell Collins Inc.                  6,136        154,934
3M Co.                                10,840        748,719
Union Pacific Corp.                    7,780        452,563
United Technologies Corp.             19,028      1,470,484
                                                  7,426,446

INFORMATION TECHNOLOGY -- 15.3%

Analog Devices Inc.                   20,491        779,068(a,h)
Applied Materials Inc.                23,120        419,397(a)
Automatic Data Processing              1,315         47,143
Axcelis Technologies Inc.             12,340        101,928(a)
BMC Software Inc.                     19,395        270,172(a)
Certegy Inc.                           3,945        126,674
Cisco Systems Inc.                    32,105        627,332(a)
Dell Inc.                             18,408        614,643(a)
Electronic Data Systems Corp.          7,451        150,510
EMC Corp.                             25,202        318,301(a)
First Data Corp.                      20,600        823,176
Hewlett-Packard Co.                   14,792        286,373
Intel Corp.                           38,899      1,070,111
International Business
   Machines Corp.                     16,089      1,421,141
Intuit Inc.                            2,739        132,129(a)
Microsoft Corp.                       74,056      2,058,016
Molex Inc. (Class A)                   3,506         86,037
NVIDIA Corp.                           3,068         48,815(a)
Oracle Corp.                          57,526        645,442(a)
Texas Instruments Inc.                13,148        299,774
Unisys Corp.                          26,297        355,798(a)
                                                 10,681,980

MATERIALS -- 4.1%

Alcoa Inc.                            14,025        366,894
Barrick Gold Corp.                    20,821        392,059
E.I. du Pont de Nemours
   and Co.                             7,122        284,951
Freeport-McMoRan Copper &
   Gold Inc. (Class B)                 2,520         83,412
Newmont Mining Corp.                   9,642        376,906
Praxair Inc.                           5,807        359,744

                                       NUMBER
                                    OF SHARES         VALUE
--------------------------------------------------------------------------------

Rayonier Inc.                          4,164  $     169,058
Rohm & Haas Co.                        9,971        333,530
Weyerhaeuser Co.                       8,438        493,201
                                                  2,859,755

TELECOMMUNICATION SERVICES -- 3.0%

AT&T Corp.                            17,532        377,815
SBC Communications Inc.               26,846        597,324
Verizon Communications Inc.           30,023        973,946(h)
Vodafone Group PLC. ADR                7,668        155,277
                                                  2,104,362

UTILITIES -- 2.5%

Dominion Resources Inc.               11,286        698,603
Duke Energy Corp.                      4,383         78,061
Entergy Corp.                          5,917        320,406
Exelon Corp.                           7,670        487,045
Public Service Enterprise
   Group Inc.                          4,053        170,226
                                                  1,754,341

TOTAL INVESTMENTS IN SECURITIES
   (COST $66,222,259)                            67,210,616

--------------------------------------------------------------------------------
SHORT-TERM INVESTMENTS -- 3.9%
--------------------------------------------------------------------------------
GEI Short-Term Investment Fund
   (COST $2,703,456)               2,703,456      2,703,456(l)

LIABILITIES IN EXCESS OF OTHER ASSETS,
   NET (0.3)%                                      (169,362)
                                                ===========

NET ASSETS-- 100%                               $69,744,710
                                                ===========

--------------------------------------------------------------------------------
OTHER INFORMATION
--------------------------------------------------------------------------------

The GE Value Equity Fund had the following long futures contracts open at September 30, 2003:

                            NUMBER       CURRENT
            EXPIRATION        OF        NOTIONAL    UNREALIZED
DESCRIPTION    DATE        CONTRACTS      VALUE    DEPRECIATION
--------------------------------------------------------------------------------

S&P 500    December 2003       4        $994,100     $(30,950)


---------------------
See Notes to Schedules of Investments on page 69 and Notes to Financial Statements.

                                                  GE SMALL-CAP VALUE EQUITY FUND
--------------------------------------------------------------------------------


  Q&A

Q. HOW DID THE GE SMALL-CAP VALUE EQUITY FUND PERFORM COMPARED TO ITS BENCHMARK AND LIPPER PEER GROUP FOR THE TWELVE-MONTH PERIOD ENDED SEPTEMBER 30, 2003?

A. For the twelve months ended September 30, 2003, the GE Small-Cap Value Equity Fund gained 10.27% for Class A shares, 9.50% for Class B shares, 9.43% for Class C shares and 10.53% for Class Y shares. The Fund's benchmark, the Russell 2000 Index, increased 36.56% for the same period and its Lipper peer group of 504 Small Cap Core funds gained 32.01%.

Q.  WHAT MARKET CONDITIONS IMPACTED FUND PERFORMANCE?

A. The torrid pace of micro-caps and "low quality" companies drove the performance of the Russell 2000 throughout the last 12 months. The "non-earnings" stories in the Russell 2000 Index have returned over 68% over the last 12 months. We believe we have seen the first signals of a reversion to rationality, as companies with higher return-on-equity (ROE) and other valuation metrics regained effectiveness in September, 2003.

Q.  WHAT INVESTMENT STRATEGIES AND TECHNIQUES BY THE FUND IMPACTED PERFORMANCE?

A. Our long experience investing in small cap stocks has demonstrated to us that it is imperative to focus on the long-term perspective and on companies with solid financials and the ability to self-fund growth (free cash flow generation) produce superior returns for investors. Our focus on this core concept has not been rewarded in the most recent 12 month period, but we believe that stock selection based on fundamental financial analysis will again reward investors.

Q.  WHICH STOCKS/SECTORS HAVE YOU LIKED?

A. We have focused on companies with attractive valuation parameters that are free cash flow generators. We found many such companies in the Industrials sector. We believe that these holdings have the potential for strong results despite the recent market difficulties encountered. Our research has uncovered attractive small regional banks, which have also produced strong results.

Q.  WHY DID THE FUND UNDERPERFORM ITS BENCHMARK OVER THE LAST TWELVE MONTHS?

A. The Fund lagged its benchmark, primarily due to an overweight in the Industrial sector as well as an underweight in Technology. We have lowered our allocation to Industrials and have reallocated to other industry groups. We found many well-run companies with very compelling valuations and believe that the enhanced productivity of these companies will soon be rewarded.
    We slowly increased our allocation
    to the Technology sector and focused on profitable companies with a near-term catalyst.

Q.  DID THE WEIGHTINGS OF THE FUND CHANGE? WHY?

A. The most significant changes in sector allocation were a reduction in the Industrials and Consumer Discretionary sectors and an increase in the Information Technology sector. Our exposure to Information Technology increased by 17.9% over the 12 month period as the outlook and performance in specific industry groups within the sector provided strong results. We decreased our allocation to the Industrials sector by almost 50% and have realigned our industry bias slightly.

Q.  WHICH STOCKS/SECTORS HAVE PERFORMED WELL? WHICH HAVE NOT PERFORMED WELL?

A. Among the top contributors to return over the last 12 months were: Centene Corp (+153 bps), Kronos Inc (+146 bps), and Providian Financial (+126 bps). The common theme remains: catalyst for profitability, cash flow and cash earnings. Among the detractors were Tier Technologies (-165 bps), Daisytek Int'l (-128 bps) and PriceSmart (-97 bps). Despite leadership positions and very strong prior track records in their respective industry groups, these companies experienced execution difficulties.

Q.  WHICH INVESTMENTS STAND OUT?

A. Centene Corp. (CNTE) provides managed care programs and related services to individuals receiving benefits under Medicaid, including Supplemental Security Income, and the State Children's Health Insurance Program. Centene benefits by lowering costs to states in which it operates. The company has posted extremely strong results and the share price has advanced approximately 70.8% over the twelve-month period.

                                                  GE SMALL-CAP VALUE EQUITY FUND
--------------------------------------------------------------------------------


-------------------------------------------
TEN LARGEST HOLDINGS
AS OF SEPTEMBER 30, 2003
as a % of Market Value
-------------------------------------------
  DRS Technologies Inc.            1.21%
-------------------------------------------
  Cambrex Corp.                    1.20%
-------------------------------------------
  Federal Realty Investment Trust  1.16%
-------------------------------------------
  Smithfield Foods Inc.            1.13%
-------------------------------------------
  IKON Office Solutions Inc.       1.11%
-------------------------------------------
  Massey Energy Co.                1.10%
-------------------------------------------
  Covance Inc.                     1.09%
-------------------------------------------
  Verity Inc.                      1.08%
-------------------------------------------
  Kenneth Cole Productions Inc.
    (Class A)                       1.07%
-------------------------------------------
  CommScope Inc.                   1.07%


INVESTMENT PROFILE
A mutual fund designed for
investors who seek long-term
growth of capital by investing
primarily in equity securities of
small-cap companies that the
portfolio managers believe are
undervalued by the market but
have solid growth prospects.


LIPPER PERFORMANCE COMPARISON
Small Cap Core Peer Group

Based on average annual total returns for the period ended 9/30/03

                       ONE      THREE
                      YEAR      YEAR
                    --------- ---------
Number of
Funds in
peer group:             504       355
-----------------------------------------
Peer group
average annual
total return:        32.01%     2.49%
-----------------------------------------
Lipper categories
in peer group: Small Cap Core


CHANGE IN VALUE OF A $10,000 INVESTMENT

CLASS A SHARES+

[LINE CHART OMITTED, PLOT POINTS AS FOLLOWS:]

                                       GE Small-Cap
                  GE Small-Cap         Value Equity
              Value Equity Fund              w/load      Russell 2000
9/30/98               10,000.00            9,425.00         10,000.00
3/99                  10,437.88            9,837.70         10,994.64
9/99                  12,227.80           11,524.71         11,898.08
3/00                  15,936.76           15,020.40         15,090.96
9/00                  15,626.53           14,728.01         14,699.33
3/01                  15,813.30           14,904.04         12,797.04
9/01                  16,361.05           15,420.29         11,591.04
3/02                  19,269.55           18,161.55         14,603.73
9/02                  15,882.86           14,969.60         10,524.54
3/03                  14,624.95           13,784.02         10,673.24
9/03                  17,514.00           16,506.94         14,371.94

AVERAGE ANNUAL TOTAL RETURN
FOR THE PERIODS ENDED
SEPTEMBER 30, 2003

                             ONE      FIVE     SINCE
                             YEAR     YEAR     INCEPTION
                           -------  -------    ---------
GE Small-Cap Value Equity   10.27%   11.86%     11.85%
GE Small-Cap Value Equity
   W/LOAD                    3.94%   10.54%     10.54%
   MAXIMUM LOAD OF 5.75%
Russell 2000                36.56%    7.52%      7.52%

CLASS B SHARES

LINE CHART OMITTED, PLOT POINTS FOLLOWS]

                      GE Small-Cap               GE Small-Cap
                 Value Equity Fund        Value Equity w/load       Russell 2000
9/30/98                  10,000.00                  10,000.00          10,000.00
3/99                     10,400.07                  10,400.07          10,994.64
9/99                     12,136.76                  12,136.76          11,898.08
3/00                     15,752.90                  15,752.90          15,090.96
9/00                     15,385.48                  15,385.48          14,699.33
3/01                     15,525.14                  15,525.14          12,797.04
9/01                     15,989.46                  15,989.46          11,591.04
3/02                     18,774.82                  18,774.82          14,603.73
9/02                     15,417.74                  15,417.74          10,524.54
3/03                     14,146.74                  14,146.74          10,673.24
9/03                     16,882.15                  16,882.15          14,371.94


AVERAGE ANNUAL TOTAL RETURN FOR THE PERIODS ENDED
SEPTEMBER 30, 2003

                          ONE      FIVE      SINCE
                          YEAR     YEAR    INCEPTION
                         ------- -------- ----------
GE Small-Cap Value Equity 9.50%   11.04%     11.04%
GE Small-Cap Value Equity
   W/LOAD                 5.50%   11.04%     11.04%
   MAXIMUM LOAD           4.00%    0.00%      0.00%
Russell 2000             36.56%    7.52%      7.52%

CLASS C SHARES

[LINE CHART OMITTED, PLOT POINTS AS FOLLOWS:]

                 GE Small-Cap Value       GE Small-Cap Value
                        Equity Fund            Equity w/load      Russell 2000
9/30/99                   10,000.00                10,000.00         10,000.00
3/00                      12,979.49                12,979.49         12,683.52
9/00                      12,676.77                12,676.77         12,354.36
3/01                      12,791.83                12,791.83         10,755.54
9/01                      13,174.41                13,174.41          9,741.94
3/02                      15,468.70                15,468.70         12,274.02
9/02                      12,696.65                12,696.65          8,845.58
3/03                      11,647.15                11,647.15          8,970.55
9/03                      13,905.86                13,905.86         12,079.21

AVERAGE ANNUAL TOTAL RETURN
FOR THE PERIODS ENDED
SEPTEMBER 30, 2003

                          ONE      THREE      SINCE
                          YEAR     YEAR    INCEPTION
                         ------- -------- ----------
GE Small-Cap Value Equity 9.43%    3.13%      8.59%
GE Small-Cap Value Equity
   W/LOAD                 8.52%    3.13%      8.59%
   MAXIMUM LOAD           1.00%    0.00%      0.00%
Russell 2000             36.56%   -0.75%      4.84%

CLASS Y SHARES

[LINE CHART OMITTED, PLOT POINTS AS FOLLOWS:]

                 GE Small-Cap Value
                        Equity Fund           Russell 2000
9/30/98                   10,000.00              10,000.00
3/99                      10,442.17              10,994.64
9/99                      12,252.95              11,898.08
3/00                      15,984.18              15,090.96
9/00                      15,696.90              14,699.33
3/01                      15,918.92              12,797.04
9/01                      16,478.53              11,591.04
3/02                      19,437.13              14,603.73
9/02                      16,031.47              10,524.54
3/03                      14,785.51              10,673.24
9/03                      17,734.30              14,371.94

AVERAGE ANNUAL TOTAL RETURN FOR THE PERIODS ENDED
SEPTEMBER 30, 2003

                           ONE      FIVE      SINCE
                           YEAR     YEAR    INCEPTION
                          ------- -------- ----------
GE Small-Cap Value Equity  10.53%   12.14%     12.13%
Russell 2000               36.56%    7.52%      7.52%

SEE NOTES TO PERFORMANCE BEGINNING ON PAGE 67 FOR FURTHER INFORMATION, INCLUDING AN EXPLANATION OF LIPPER PEER CATEGORIES. PAST PERFORMANCE DOES NOT PREDICT FUTURE PERFORMANCE AND THE GRAPH AND TABLE DO NOT REFLECT THE DEDUCTION OF TAXES THAT A SHAREHOLDER WOULD PAY ON FUND DISTRIBUTIONS OR THE REDEMPTION OF FUND SHARES.

                                                  GE SMALL-CAP VALUE EQUITY FUND
--------------------------------------------------------------------------------

                                      SCHEDULE OF INVESTMENTS SEPTEMBER 30, 2003
--------------------------------------------------------------------------------


GE SMALL-CAP VALUE EQUITY FUND

PORTFOLIO COMPOSITION AS A % OF THE MARKET VALUE OF $114,058 (IN THOUSANDS) AS OF SEPTEMBER 30, 2003

[PIE CHART OMITTED, PLOT POINTS FOLLOWS]

TECHNOLOGY  26.1%
SHORT TERM 14.6%
CONSUMER - DISCRETIONARY  14.1%
FINANCIAL SERVICES  12.3%
HEALTHCARE 12.2%
MATERIALS & PROCESSING  7.9%
ENERGY  3.8%
REAL ESTATE INVESTMENT TRUST 3.7%
CONSUMER - STAPLES  1.6%
AUTOS & TRANSPORTATION  1.3%
PRODUCER DURABLES  0.9%
BROADCAST/CABLE  0.8%
UTILITIES  0.7%


                                       NUMBER
                                    OF SHARES         VALUE
--------------------------------------------------------------------------------

COMMON STOCK -- 98.2%+
--------------------------------------------------------------------------------

AUTOS & TRANSPORTATION -- 1.4%

Covenant Transport Inc.
   (Class A)                          20,900   $    384,560(a)
Genesee & Wyoming Inc.
   (Class A)                          44,825      1,062,801(a)
                                                  1,447,361

BROADCAST/CABLE -- 0.9%

Regent Communications Inc.           148,400        905,240(a)

CONSUMER - DISCRETIONARY -- 16.2%

Alliance Gaming Corp.                 49,400      1,001,832(a)
Ameristar Casinos Inc.                39,500        989,080(a,j)
Boyds Collection Ltd.                150,400        678,304(a,j)
Catalina Marketing Corp.              54,700        830,893(a)
Chiquita Brands
   International Inc.                 63,600      1,125,720(a)
Digital Theater Systems Inc.          21,700        618,038(a)
Furniture Brands
   International Inc.                 39,000        939,900(a)
Guess? Inc.                           71,700        638,130(a)
IKON Office Solutions Inc.           172,800      1,263,168
John Wiley & Sons (Class A)           41,300      1,073,387
Kenneth Cole Productions Inc.
   (Class A)                          46,900      1,224,559(j)
Linens 'n Things Inc.                 36,400        865,592(a)
Moore Wallace Inc.                    72,300      1,026,660(a)
Talbots Inc.                          22,100        770,185
The Wet Seal Inc. (Class A)           88,700        891,435(a,j)
Too Inc.                              14,200        209,166(a,j)

                                       NUMBER
                                    OF SHARES         VALUE
--------------------------------------------------------------------------------

Triarc Cos. (Class A)                 31,800  $     320,226(j)
Triarc Cos. (Class B)                 63,600        661,440(j)
Valassis Communications Inc.          34,500        910,800(a)
                                                 16,038,515

CONSUMER - STAPLES -- 1.9%

Schweitzer-Mauduit
   International Inc.                 22,900        578,225
Smithfield Foods Inc.                 67,400      1,294,080(a)
                                                  1,872,305

ENERGY -- 4.4%

Key Energy Services Inc.              74,100        715,065(a)
Massey Energy Co.                     94,700      1,259,510
Oil States International Inc.         67,300        854,037(a)
Spinnaker Exploration Co.             26,100        626,400(a,j)
Westport Resources Corp.              37,800        889,812(a)
                                                  4,344,824

FINANCIAL SERVICES -- 14.2%

AG Edwards Inc.                       25,200        967,932
Brown & Brown Inc.                    16,300        501,714
Clark Inc.                            31,600        421,544(a)
FirstMerit Corp.                      34,200        846,108
Fulton Financial Corp.                53,760      1,079,501
Greater Bay Bancorp                   47,000        977,600(j)
Hilb Rogal & Hamilton Co.             20,400        633,216(j)
Providian Financial Corp.             65,900        776,961(a)
Raymond James Financial Inc.          27,100        985,085
Sandy Spring Bancorp Inc.             22,500        731,700(j)
Sky Financial Group Inc.              38,300        862,133
Sterling Bancorp                      39,900      1,073,709
Sterling Bancshares Inc.              82,500        984,225
Webster Financial Corp.               19,800        789,624
Westamerica Bancorporation            18,800        835,660
WFS Financial Inc.                    16,700        618,401(a,j)
Yardville National Bancorp            46,900        982,555
                                                 14,067,668

HEALTHCARE -- 14.0%

Advanced Medical Optics Inc.          63,800      1,145,848(a,j)
American Medical Security
   Group Inc.                         42,300        859,113(a)
Axcan Pharma Inc.                     40,300        550,498(a,j)
Beckman Coulter Inc.                  22,600      1,029,204
Centene Corp.                         35,150      1,068,208(a,j)
Charles River Laboratories
   International Inc.                 32,100        985,149(a)
Computer Programs &
   Systems Inc.                       58,400      1,052,952(j)
Covance Inc.                          55,300      1,237,614(a)
Enzon Pharmaceuticals Inc.            43,800        509,832(a,j)
HealthTronics Surgical
   Services Inc.                      92,700        491,310(a)


---------------------
See Notes to Schedules of Investments on page 69 and Notes to Financial Statements.

                                                  GE SMALL-CAP VALUE EQUITY FUND
--------------------------------------------------------------------------------

                                      SCHEDULE OF INVESTMENTS SEPTEMBER 30, 2003
--------------------------------------------------------------------------------


                                       NUMBER
                                    OF SHARES         VALUE
--------------------------------------------------------------------------------

InterMune Inc.                        41,800   $    797,544(a)
Myriad Genetics Inc.                  57,500        653,200(a,j)
Noven Pharmaceuticals Inc.           104,500      1,191,300(a)
Protein Design Labs Inc.              63,000        873,180(a)
Salix Pharmaceuticals Ltd.            43,000        828,180(a)
Vicuron Pharmaceuticals Inc.          33,800        598,260(a)
                                                 13,871,392

MATERIALS & PROCESSING -- 9.0%

Cambrex Corp.                         60,400      1,371,080
EMCOR Group Inc.                      24,100      1,025,455(a)
Harsco Corp.                          23,200        892,504
Lubrizol Corp.                        29,300        950,785
Mueller Industries Inc.               31,500        801,675(a)
Olin Corp.                            41,500        656,530
Packaging Corp. of America            55,700      1,081,694(a)
Simpson Manufacturing Co. Inc.         9,500        388,455(a)
Spartech Corp.                        36,000        766,800
Valspar Corp.                         22,200      1,035,630
                                                  8,970,608

PRODUCER DURABLES -- 1.1%

Manitowoc Co.                         48,700      1,056,303

REAL ESTATE INVESTMENT TRUST -- 4.3%

CarrAmerica Realty Corp.              31,800        949,230
Chelsea Property Group Inc.           20,100        962,790
Federal Realty Investment Trust       36,000      1,326,960
Gables Residential Trust              13,000        420,160
Getty Realty Corp.                    25,400        622,300
                                                  4,281,440

TECHNOLOGY -- 30.0%

Advanced Fibre Communication          46,200        968,814(a)
Amkor Technology Inc.                 53,200        755,972(a,j)
Centillium Communications Inc.        50,700        358,449(a)
Clarus Corp.                         144,400        992,028(a,j)
CommScope Inc.                       101,400      1,222,884(a)
Cray Inc.                             99,200      1,089,216(a,j)
Dade Behring Holdings Inc.            31,400        887,050(a)
Diversa Corp.                         61,900        479,725(a)
Drexler Technology Corp.              38,200        535,564(a,j)
DRS Technologies Inc.                 57,300      1,382,649(a)
Information Holdings Inc.             25,200        504,756(a,j)
Inforte Corp.                         58,300        489,720(a)
Intergraph Corp.                      50,100      1,166,328(a)
Intermagnetics General Corp.          32,800        733,408(a)
Intervideo Inc.                       12,800        274,560(a,j)
Magnetek Inc.                         88,300        437,085(a)
Micros Systems Inc.                   26,400        901,560(a)
Monolithic System
   Technology Inc.                    91,300        767,833(a,j)
Network Associates Inc.               74,900      1,030,624(a)

                                       NUMBER
                                    OF SHARES         VALUE
--------------------------------------------------------------------------------

Park Electrochemical Corp.            46,900   $  1,066,975
Photon Dynamics Inc.                  38,500      1,122,275(a,j)
Quantum Corp.                        315,700        972,356(a)
Raindance Communications Inc.        211,200        582,912(a)
Rudolph Technologies Inc.             37,300        720,263(a)
Semitool Inc.                         27,700        220,492(a)
Semtech Corp.                         47,700        880,542(a)
SonicWALL Inc.                       153,100        886,449(a)
Teledyne Technologies Inc.            66,500        967,575(a)
The Reynolds & Reynolds Co.
   (Class A)                          28,500        785,175
Transaction Systems
   Architects Inc. (Class A)          23,800        395,318(a)
Varian Inc.                           37,200      1,165,104(a)
Veritas DGC Inc.                      67,000        534,660(a)
Verity Inc.                           93,900      1,227,273(a,j)
Vishay Intertechnology Inc.           63,200      1,107,264(a)
Woodward Governor Co.                 21,600        944,136
Zomax Inc.                            86,800        443,548(a)
Zoran Corp.                           41,946        817,947(a)
                                                 29,818,489

UTILITIES -- 0.8%

Philadelphia Suburban Corp.           31,800        765,744

TOTAL INVESTMENT IN SECURITIES
   (COST $89,940,611)                            97,439,889

--------------------------------------------------------------------------------
SHORT-TERM INVESTMENTS -- 16.7%
--------------------------------------------------------------------------------

GEI Short-Term
   Investment Fund                   818,082        818,082(l)
State Street Navigator Securities
   Lending Prime Portfolio        15,800,484     15,800,484(e,p)

TOTAL SHORT-TERM INVESTMENTS
   (COST $16,618,566)                            16,618,566


LIABILITIES IN EXCESS OF OTHER ASSETS,
    NET (14.9%)                                 (14,802,357)
                                                ===========

NET ASSETS-- 100%                               $99,256,098
                                                ===========


--------------------
See Notes to Schedules of Investments on page 69 and Notes to Financial Statements.

                                                           GE GLOBAL EQUITY FUND
--------------------------------------------------------------------------------

  Q&A

Q. HOW DID THE GE GLOBAL EQUITY FUND PERFORM COMPARED TO ITS BENCHMARK AND LIPPER PEER GROUP FOR THE TWELVE-MONTH PERIOD ENDED SEPTEMBER 30, 2003?

A. The GE Global Equity Fund increased 20.56% for Class A shares, 19.71% for Class B shares, 20.61% for Class C shares and 20.87% for Class Y shares for the twelve-month period. The MSCI World Index increased 25.40% over the period. The Fund's Lipper peer group of 319 Global funds increased an average of 23.38% twelve-month period ended September 30, 2003.

Q. WHY DID THE FUND UNDERPERFORM ITS BENCHMARK FOR THE TWELVE-MONTH PERIOD ENDED SEPTEMBER 30, 2003?

A. The portfolio was negatively impacted by an overweight in healthcare. There was also a negative contribution from stock selection in Healthcare, Information Technology, and the Industrial sectors. However, the positive contributions from stock selection in consumer staples, energy and financials offset a portion of the above mentioned negative impacts to the portfolio.

Q.  WHICH STOCKS HAVE PERFORMED WELL? WHICH HAVE NOT PERFORMED WELL?

A. The stocks that have performed well in the past twelve months have been the lower quality, higher beta companies which, in most cases, do not have positive earnings. The Fund's focus on high quality, reasonably priced growth stocks has been out of favor in the early stages of this economic recovery. There have been a few exceptions to this low quality, high beta trend and most have been found in the information technology sector. The top performing stocks held in the Fund include Intel, Unysis, Taiwan Semiconductor, and Microsoft. These stocks have benefited from a return to spending by the consumer and corporations following years of cost cutting and under investment in the technology sector.


    A few stocks that have not performed well over the past twelve months were in the healthcare sector. Specifically, Cardinal Health, Johnson and Johnson (J&J), and Tenet Healthcare. The position in Tenet Healthcare was eliminated from the portfolio in late 2002 based on a loss of confidence in management and their ability to provide transparent financial results. Unfortunately, Tenet was a big negative contributor to the Fund before it was sold. Investors punished Cardinal Health for lowering its future growth target from 20% to mid teens growth. We believe the new forecast is conservative and the issues facing Cardinal Health are industry wide, not stock specific. We continue to hold Cardinal Health because we believe that management will meet or exceed future expectations. Johnson and Johnson has not fully benefited from being first to market with a new drug eluting stent. Investors seem to be concerned that competition in the stent market will take share from Johnson and Johnson starting early in 2004. J&J also struggled initially to meet the high demand for its new product. We believe that management has corrected the supply issues and that the new stent market is big enough where two players can both be highly successful.

                                                           GE GLOBAL EQUITY FUND
--------------------------------------------------------------------------------


--------------------------------------------------------------------------------
TEN LARGEST HOLDINGS
AS OF SEPTEMBER 30, 2003
as a % of Market Value
-------------------------------------------

  Citigroup Inc.                   2.31%
-------------------------------------------
  Pfizer Inc.                      2.22%
-------------------------------------------
  Vodafone Group PLC.              2.14%
-------------------------------------------
  First Data Corp.                 2.07%
-------------------------------------------
  United Technologies Corp.        2.01%
-------------------------------------------
  Johnson & Johnson                1.99%
-------------------------------------------
  Microsoft Corp.                  1.91%
-------------------------------------------
  Total S.A. (Series B)            1.88%
-------------------------------------------
  Intel Corp.                      1.82%
-------------------------------------------
  SPDR Trust Series 1              1.78%


INVESTMENT PROFILE
A mutual fund designed for
investors who seek long-term
growth of capital by investing
primarily in equity securities
of companies in developed and
developing countries,
including the United States.

LIPPER PERFORMANCE COMPARISON
Global Funds Peer Group

Based on average annual total returns
for the periods ended 9/30/03

                  ONE     FIVE      TEN
                 YEAR     YEAR     YEAR
                ------   ------   ------
Number of
Funds in
peer group:        319     164       36
------------------------------------------
Peer group
average annual
total return:   23.38%   3.09%    7.18%
------------------------------------------
Lipper categories
in peer group: Global Funds


CHANGE IN VALUE OF A $10,000 INVESTMENT

CLASS A SHARES+

[LINE CHART OMITTED, PLOT POINTS AS FOLLOWS:]

            GE Global Equity Fund     GE Global Equity Fund w/load        MSCI World
9/93                    10,000.00                         9,425.00         10,000.00
9/94                    11,427.82                        10,770.72         10,755.85
9/95                    12,281.52                        11,575.33         12,304.54
9/96                    13,686.01                        12,899.06         13,986.69
9/97                    16,261.07                        15,326.06         17,359.06
9/98                    14,495.68                        13,662.18         17,382.66
9/99                    19,843.86                        18,702.84         22,505.96
9/00                    22,711.02                        21,405.14         24,342.45
9/01                    16,650.02                        15,692.65         17,476.89
9/02                    13,504.42                        12,727.92         14,124.55
9/03                    16,280.76                        15,344.62         17,726.07

AVERAGE ANNUAL TOTAL RETURN FOR THE PERIODS ENDED
SEPTEMBER 30, 2003
                         ONE       FIVE      TEN
                         YEAR      YEAR      YEAR
                        -------   ------- -----------
GE Global Equity         20.56%     2.35%    4.99%
GE Global Equity W/LOAD  13.60%     1.15%    4.37%
   MAXIMUM LOAD OF        5.75%
MSCI World               25.40%     0.38%    5.88%

CLASS B SHARES

[LINE CHART OMITTED, PLOT POINTS AS FOLLOWS:]

            GE Global Equity Fund      GE Global Equity Fund w/load      MSCI World
11/93                   10,000.00                         10,000.00       10,000.00
9/94                    10,569.61                         10,569.61       10,585.03
9/95                    11,269.36                         11,269.36       12,109.13
9/96                    12,464.76                         12,464.76       13,764.56
9/97                    14,698.12                         14,698.12       17,083.37
9/98                    13,016.52                         13,016.52       17,106.59
9/99                    17,683.35                         17,683.35       22,148.53
9/00                    20,209.12                         20,209.12       23,955.85
9/01                    14,815.81                         14,815.81       17,199.33
9/02                    12,016.74                         12,016.74       13,900.23
9/03                    14,487.23                         14,487.23       17,444.55

AVERAGE ANNUAL TOTAL RETURN
FOR THE PERIODS ENDED
SEPTEMBER 30, 2003

                         ONE       FIVE      SINCE
                         YEAR      YEAR    INCEPTION
                        -------   -------- ----------
GE Global Equity         19.71%     1.59%    3.87%
GE Global Equity W/LOAD  15.71%     1.59%    3.87%
   MAXIMUM LOAD           4.00%     0.00%    0.00%
MSCI World               25.40%     0.38%    5.87%

CLASS C SHARES

[LINE CHART OMITTED, PLOT POINTS AS FOLLOWS:]

                  GE Global Equity Fund     GE Global Equity Fund w/load         MSCI World
9/30/99                       10,000.00                        10,000.00          10,000.00
12/99                         12,106.23                        12,106.23          11,686.82
3/00                          12,562.24                        12,562.24          11,806.73
6/00                          12,364.93                        12,364.93          11,388.17
9/00                          11,356.44                        11,356.44          10,816.00
12/00                         10,996.25                        10,996.25          10,146.75
3/01                           9,606.41                         9,606.41           8,842.64
6/01                           9,633.03                         9,633.03           9,065.17
9/01                           8,259.17                         8,259.17           7,765.45
12/01                          8,941.65                         8,941.65           8,432.54
3/02                           9,021.63                         9,021.63           8,461.30
6/02                           8,141.86                         8,141.86           7,689.16
9/02                           6,648.92                         6,648.92           6,275.92
12/02                          7,059.48                         7,059.48           6,755.64
3/03                           6,718.23                         6,718.23           6,419.12
6/03                           7,795.28                         7,795.28           7,512.72
9/03                           8,019.22                         8,019.22           7,876.17

AVERAGE ANNUAL TOTAL RETURN
FOR THE PERIODS ENDED
SEPTEMBER 30, 2003

                         ONE       THREE     SINCE
                         YEAR      YEAR    INCEPTION
                        -------  --------  ---------
GE Global Equity         20.61%   -10.95%   -5.37%
GE Global Equity W/LOAD  19.61%   -10.95%   -5.37%
   MAXIMUM LOAD           1.00%     0.00%    0.00%
MSCI World               25.40%   -10.06%   -5.79%

CLASS Y SHARES

[LINE CHART OMITTED, PLOT POINTS AS FOLLOWS:]

                  GE Global Equity Fund        MSCI World
11/29/93                      10,000.00         10,000.00
9/94                          11,242.92         11,100.39
9/95                          12,115.44         12,698.69
9/96                          13,534.42         14,434.73
9/97                          16,124.78         17,915.12
9/98                          14,416.62         17,939.47
9/99                          19,779.00         23,226.89
9/00                          22,695.98         25,122.21
9/01                          16,680.93         18,036.73
9/02                          13,569.96         14,577.00
9/03                          16,401.94         18,293.88


AVERAGE ANNUAL TOTAL RETURN FOR THE PERIODS ENDED
SEPTEMBER 30, 2003

                        ONE     FIVE     SINCE
                       YEAR     YEAR   INCEPTION
                    -------   -------- ----------
GE Global Equity     20.87%     2.61%    5.16%

MSCI World           25.40%     0.38%    6.33%


SEE NOTES TO PERFORMANCE BEGINNING ON PAGE 67 FOR FURTHER INFORMATION, INCLUDING AN EXPLANATION OF LIPPER PEER CATEGORIES. PAST PERFORMANCE DOES NOT PREDICT FUTURE PERFORMANCE AND THE GRAPH AND TABLE DO NOT REFLECT THE DEDUCTION OF TAXES THAT A SHAREHOLDER WOULD PAY ON FUND DISTRIBUTIONS OR THE REDEMPTION OF FUND SHARES.

                                                           GE GLOBAL EQUITY FUND
--------------------------------------------------------------------------------

                                      SCHEDULE OF INVESTMENTS SEPTEMBER 30, 2003
--------------------------------------------------------------------------------


GE GLOBAL EQUITY FUND

PORTFOLIO COMPOSITION AS A % OF THE MARKET VALUE OF $48,832 (IN THOUSANDS) AS OF SEPTEMBER 30, 2003

[PIE CHART OMITTED, PLOT POINTS FOLLOWS]

UNITED STATES  60.6%
CONTINENTAL EUROPE  17.7%
UNITED KINGDOM  9.2%
JAPAN  6.2%
EMERGING ASIA  2.9%
CANADA  1.8%
EMERGING EUROPE  1.1%
LATIN AMERICA  0.5%


                                       NUMBER
                                    OF SHARES         VALUE
--------------------------------------------------------------------------------

COMMON STOCK -- 93.9%+
--------------------------------------------------------------------------------

BRAZIL -- 0.5%

Empresa Brasileira de Aeronautica
   S.A. ADR                           10,507    $   221,698

CANADA -- 2.1%

Canadian Pacific Railway Ltd.          9,208        218,284
EnCana Corp.                           5,951        215,646(j)
Petro-Canada                          11,946        464,667
                                                    898,597

CHINA -- 1.0%

China Petroleum &
   Chemical Corp.                  1,042,000        289,302
Huaneng Power
   International Inc.                102,000        139,621
                                                    428,923

FINLAND -- 0.5%

Stora Enso Oyj (Series R)             16,737        207,190

FRANCE -- 6.0%

BNP Paribas                            9,093        445,807
Carrefour S.A.                        17,087        859,622
Lagardere S.C.A. (Regd.)               4,695        212,688
Total S.A. (Series B)                  6,090        919,137
Veolia Environnement                   7,658        169,801
                                                  2,607,055

GERMANY -- 1.0%

E.ON AG                                8,869        432,760

                                       NUMBER
                                    OF SHARES         VALUE
--------------------------------------------------------------------------------

ISRAEL -- 1.2%

Teva Pharmaceutical
   Industries ADR                      9,326   $    532,981(j)

ITALY -- 3.2%

Banca Intesa S.p.A.                  181,290        548,915
ENI-Ente Nazionale
   Idrocarburi S.p.A.                 28,878        441,224(j)
Riunione Adriatica
   di Sicurta S.p.A.                  12,606        192,312
Telecom Italia S.p.A.                121,472        206,673(a)
                                                  1,389,124

JAPAN -- 7.0%

Aiful Corp.                            6,600        398,192
Asahi Glass Co. Ltd.                  32,000        220,275
Canon Inc.                            10,000        488,744
Chugai Pharmaceutical Co. Ltd.        29,300        365,348
Honda Motor Co. Ltd.                   7,900        316,099
Hoya Corp.                             2,900        224,545
Nissan Motor Co. Ltd.                 24,100        259,952
Secom Co. Ltd.                        14,500        545,137
Sony Corp.                             6,200        216,444
                                                  3,034,736

NETHERLANDS -- 1.4%

Aegon N.V.                            14,295        166,306
ING Groep N.V.                        10,872        199,157(j)
Koninklijke Philips
   Electronics N.V.                   10,502        237,998
                                                    603,461

SOUTH KOREA -- 1.5%

POSCO                                  1,640        188,219
POSCO ADR                                430         12,298(j)
Samsung Electronics Co. Ltd.           1,290        439,664
                                                    640,181

SPAIN -- 2.7%

Banco Santander Central
   Hispano S.A. (Regd.)               54,752        464,183
Grupo Ferrovial S.A.                   6,966        193,153
Telefonica S.A.                       42,954        507,224(a)
                                                  1,164,560

SWEDEN -- 1.4%

Assa Abloy AB (Series B)              15,377        135,175
Skandinaviska Enskilda Banken
   AB (Series A)                      43,465        474,803
                                                    609,978


--------------------
See Notes to Schedules of Investments on page 69 and Notes to Financial Statements.

                                                           GE GLOBAL EQUITY FUND
--------------------------------------------------------------------------------

                                      SCHEDULE OF INVESTMENTS September 30, 2003
--------------------------------------------------------------------------------


                                       NUMBER
                                    OF SHARES         VALUE
--------------------------------------------------------------------------------

SWITZERLAND -- 3.3%

Nestle S.A. (Regd.)                    2,626  $     605,495
Novartis AG (Regd.)                   15,034        581,734
Roche Holding AG                       3,088        256,047
                                                  1,443,276

TAIWAN -- 0.8%

Taiwan Semiconductor
   Manufacturing Co. Ltd.            167,832        330,593(a)

UNITED KINGDOM -- 10.3%

Aviva PLC.                            16,505        128,058
BHP Billiton PLC.                    109,140        724,394
Brambles Industries PLC.             123,135        347,269
Compass Group PLC.                    72,588        418,474
Diageo PLC.                           17,328        186,983
Kingfisher PLC.                       49,245        213,539
National Grid Transco PLC.            55,135        353,123
Royal Bank of Scotland
   Group PLC.                          8,115        206,279
Smith & Nephew PLC.                  100,935        664,066
Smiths Group PLC.                     16,580        184,283
Vodafone Group PLC.                  524,463      1,045,611
                                                  4,472,079

UNITED STATES -- 50.0%

American Express Co.                  11,744        529,185(h)
American International Group           9,374        540,880
Amgen Inc.                             3,565        230,192(a)
Bank of America Corp.                  9,298        725,616
Bank One Corp.                         7,543        291,537
Cardinal Health Inc.                  10,945        639,079
Cisco Systems Inc.                    41,862        817,983(a,h)
Citigroup Inc.                        24,828      1,129,922(h)
Colgate-Palmolive Co.                  3,502        195,727
Comcast Corp. (Class A Special)       15,274        451,194(a)
Dell Inc.                             22,553        753,045(a,h)
Dominion Resources Inc.                5,224        323,366(j)
Exxon Mobil Corp.                     19,695        720,837(h)
Federal National
   Mortgage Assoc.                     5,824        408,845
First Data Corp.                      25,312      1,011,468(j)
Goldman Sachs Group Inc.               7,491        628,495
Home Depot Inc.                       21,728        692,037
Intel Corp.                           32,307        888,766
Johnson & Johnson                     19,670        974,058
Marsh & McLennan Cos. Inc.             7,926        377,357
Mellon Financial Corp.                18,932        570,610
Merck & Co. Inc.                      10,426        527,764
Microsoft Corp.                       33,493        930,770
Omnicom Group                          6,331        454,882(j)
Oracle Corp.                          17,272        193,792(a)

                                       NUMBER
                                    OF SHARES         VALUE
--------------------------------------------------------------------------------

PepsiCo Inc.                          18,063   $    827,827
Pfizer Inc.                           35,657      1,083,260
Praxair Inc.                           6,578        407,507
State Street Corp.                     9,182        413,190(e,j)
Target Corp.                          18,665        702,364(j)
Travelers Property Casualty
   Corp. (Class B)                    14,694        233,341
Unisys Corp.                          17,653        238,845(a)
United Technologies Corp.             12,711        982,306
Viacom Inc. (Class B)                 13,303        509,505
Wal-Mart Stores Inc.                   8,702        486,007(j)
Wyeth                                 14,949        689,149
                                                 21,580,708

TOTAL COMMON STOCK
   (COST $39,970,464)                            40,597,900

--------------------------------------------------------------------------------
EXCHANGE TRADED FUND -- 2.0%
--------------------------------------------------------------------------------

UNITED STATES -- 2.0%

SPDR Trust Series 1
   (COST $1,038,264)                   8,676        867,166(j)

--------------------------------------------------------------------------------
PREFERRED STOCK -- 0.5%
--------------------------------------------------------------------------------

GERMANY -- 0.5%

Henkel KGaA
   (COST $185,573)                     2,983        204,089

TOTAL INVESTMENT IN SECURITIES
   (COST $41,194,301)                            41,669,155

--------------------------------------------------------------------------------
SHORT-TERM INVESTMENTS -- 16.5%
--------------------------------------------------------------------------------

GEI Short-Term
   Investment Fund                 1,860,942      1,860,942(l)
State Street Navigator Securities
   Lending Prime Portfolio         5,302,005      5,302,005(e,p)

TOTAL SHORT-TERM INVESTMENTS
   (COST $7,162,947)                              7,162,947

LIABILITIES IN EXCESS OF OTHER ASSETS,
   NET (12.9%)                                   (5,590,481)
                                                ===========

NET ASSETS-- 100%                               $43,241,621
                                                ===========


--------------------
See Notes to Schedules of Investments on page 69 and Notes to Financial Statements.

                                                           GE GLOBAL EQUITY FUND
--------------------------------------------------------------------------------

                                      SCHEDULE OF INVESTMENTS SEPTEMBER 30, 2003
--------------------------------------------------------------------------------


OTHER INFORMATION
--------------------------------------------------------------------------------

The GE Global Equity Fund had the following long futures contracts open at September 30, 2003:

                               NUMBER     CURRENT
               EXPIRATION        OF      NOTIONAL   UNREALIZED
DESCRIPTION       DATE        CONTRACTS    VALUE   DEPRECIATION
--------------------------------------------------------------------------------

S&P 500       December 2003       1      $248,525  $  (6,475)
Topix         December 2003       1        90,901     (1,656)
DJ Euro
   Stoxx 50   December 2003       2        56,015     (2,050)
                                                   ---------
                                                    $(10,181)
                                                   ---------

The GE Global Equity Fund was invested in the following sectors at September 30, 2003:

                                              PERCENTAGE (BASED
SECTOR                                        ON MARKET VALUE)
--------------------------------------------------------------------------------
Financial                                             18.58%
Short Term                                            14.67%
Healthcare                                            13.40%
Information Technology                                12.94%
Consumer - Discretionary                               9.59%
Consumer - Staples                                     6.89%
Energy                                                 6.25%
Industrials                                            6.24%
Telecommunication Services                             3.60%
Materials                                              3.15%
Utilities                                              2.91%
Exchange Traded Security                               1.78%
                                                   ------------
                                                     100.00%
                                                   ============


---------------------
See Notes to Schedules of Investments on page 69 and Notes to Financial Statements.

                                                    GE INTERNATIONAL EQUITY FUND
--------------------------------------------------------------------------------


  Q&A

Q. HOW DID THE GE INTERNATIONAL EQUITY FUND PERFORM COMPARED TO ITS BENCHMARK AND LIPPER PEER GROUP FOR THE ONE-YEAR PERIOD ENDED SEPTEMBER 30, 2003?

A. The GE International Equity Fund increased 13.18% for Class A shares, 11.96% for Class B shares, 12.62% for Class C shares and 13.19% for Class Y shares for the one-year period ended September 30, 2003. The MSCI EAFE Index advanced 26.01% and the Fund's Lipper peer group of 832 International funds returned 22.94% for the same period.

Q.  HOW DID MARKET CONDITIONS AFFECT FUND PERFORMANCE?

A. The first half of the reporting period was beset by a weakening global economy, impending war in Iraq and the SARS outbreak, combining to create a very weak market environment. Since the cyclical lows of late March, the world's stock markets have rebounded sharply, due to some signs of economic recovery assisted by plentiful liquidity and decades low interest rates. Geopolitics, however, remains a major problem.

Q.  WHICH STOCKS AND SECTORS SIGNIFICANTLY AFFECTED THE FUND'S PERFORMANCE?

A. Stock selection in financials, energy and consumer staples made a major contribution to returns, while holdings in industrials and information technology were negative for the portfolio, as was the position in cash. Taiwan Semiconductor made the greatest contribution to return, closely followed by European telecom stocks, Vodafone (UK) and Telefonica (Spain). Industrials performed poorly, led by BAE Systems (UK - defense), Minebea (Japan - machinery) and Brambles (UK - services). Taiwan Semiconductor`s strong result was based on the increasing attractiveness of emerging markets at the beginning of a global recovery and signs that demand for semiconductors has been picking up. The European telecom stocks have been amongst the worst performers for some time and are now restructuring at a fast pace. On the down side, BAE Systems continues to underestimate the true cost of Government contracts, while Brambles has been plagued with problems in its CHEP division, the globally dominant pallet distribution system. Generally, the portfolio has tended to move away from the more defensive bias of last year to a more cyclical look, supported by growing confidence in the cash earnings estimates that are so important to our fundamental process. At the same time we have marginally increased our holdings in the top-performing Japanese and Emerging regions.

Q.  WHAT WORLD EVENTS HAD A MAJOR IMPACT ON THE FINANCIAL
    MARKETS OVER THE PAST YEAR?

A. Europe has continued to lag the rest of the world in terms of recovery as have its markets. Japan has seen a spirited recovery weight in cash. China is the major focus of the world's attention currently as its sheer appetite for imports and its ability to move up the quality curve with its exports increasingly dominate the world's economic scene.

                                                    GE INTERNATIONAL EQUITY FUND
--------------------------------------------------------------------------------


-------------------------------------------
TEN LARGEST HOLDINGS
AS OF SEPTEMBER 30, 2003
as a % of Market Value
-------------------------------------------
  Total S.A. (Series B)            2.65%
-------------------------------------------
  Taiwan Semiconductor
    Manufacturing Co. Ltd.         2.52%
-------------------------------------------
  Vodafone Group PLC.              2.47%
-------------------------------------------
  GlaxoSmithKline PLC.             2.21%
-------------------------------------------
  Carrefour S.A.                   2.14%
-------------------------------------------
  Credit Suisse Group (Regd.)      2.09%
-------------------------------------------
  Nestle S.A. (Regd.)              1.99%
-------------------------------------------
  BNP Paribas                      1.98%
-------------------------------------------
  Novartis AG (Regd.)              1.91%
-------------------------------------------
  BHP Billiton PLC.                1.78%


 INVESTMENT PROFILE
A mutual fund designed for
investors who seek long-term
growth of capital by investing
primarily in equity securities
of companies in developed and
developing countries other
than the United States.

LIPPER PERFORMANCE COMPARISON
International Funds Peer Group

Based on average annual total returns
for the periods ended 9/30/03

                       ONE       FIVE
                      YEAR       YEAR
                    ---------  ---------
Number of
Funds in
peer group:             832        467
------------------------------------------
Peer group
average annual
total return:        22.94%      1.21%
------------------------------------------
Lipper categories
in peer group: International Funds


CHANGE IN VALUE OF A $10,000 INVESTMENT

CLASS A SHARES+

[LINE CHART OMITTED, PLOT POINTS AS FOLLOWS:]

              GE Int'l Equity Fund      GE Int'l Equity Fund w/load        MSCI EAFE
3/2/94                   10,000.00                         9,425.00        10,000.00
9/94                     10,126.66                         9,544.37        10,067.77
9/95                     10,649.18                        10,036.85        10,650.85
9/96                     11,877.76                        11,194.79        11,568.28
9/97                     14,109.82                        13,298.51        12,976.37
9/98                     12,881.56                        12,140.87        11,894.26
9/99                     16,163.49                        15,234.09        15,576.00
9/00                     17,861.12                        16,834.10        16,071.31
9/01                     12,262.71                        11,557.60        11,460.41
9/02                      9,775.60                         9,213.50         9,680.74
9/03                     11,064.14                        10,427.95        12,200.36


AVERAGE ANNUAL TOTAL RETURN FOR THE PERIODS ENDED
SEPTEMBER 30, 2003

                        ONE      FIVE    SINCE
                       YEAR      YEAR  INCEPTION
                    -------  --------- ---------
GE International
   Equity            13.18%    -3.00%    1.06%
GE International
   Equity  W/LOAD     6.72%    -4.14%    0.44%
   MAXIMUM LOAD OF    5.75%
MSCI EAFE            26.01%     0.51%    2.10%

CLASS B SHARES

[LINE CHART OMITTED, PLOT POINTS AS FOLLOWS:]

             GE Int'l Equity Fund        GE Int'l Equity Fund w/load              MSCI EAFE
3/2/94                  10,000.00                          10,000.00              10,000.00
9/94                    10,086.65                          10,086.65              10,067.77
9/95                    10,523.58                          10,523.58              10,650.85
9/96                    11,658.03                          11,658.03              11,568.28
9/97                    13,740.18                          13,740.18              12,976.37
9/98                    12,450.08                          12,450.08              11,894.26
9/99                    15,508.24                          15,508.24              15,576.00
9/00                    17,084.42                          17,084.42              16,071.31
9/01                    11,729.46                          11,729.46              11,460.41
9/02                     9,350.51                           9,350.51               9,680.74
9/03                    10,583.01                          10,583.01              12,200.36

AVERAGE ANNUAL TOTAL RETURN FOR THE PERIODS ENDED
SEPTEMBER 30, 2003

                       ONE      FIVE    SINCE
                       YEAR     YEAR  INCEPTION
                    -------  -------- ----------
GE International
   Equity            11.96%    -3.77%    0.59%
GE International
   Equity  W/LOAD     8.09%    -3.77%    0.59%
   MAXIMUM LOAD       4.00%     0.00%    0.00%
MSCI EAFE            26.01%     0.51%    2.10%

CLASS C SHARES

[LINE CHART OMITTED, PLOT POINTS AS FOLLOWS:]

          GE Int'l Equity Fund      GE Int'l Equity Fund w/load       MSCI EAFE
9/30/99              10,000.00                        10,000.00       10,000.00
3/00                 12,561.62                        12,561.62       11,686.13
9/00                 10,967.54                        10,967.54       10,318.00
3/01                  9,063.05                         9,063.05        8,662.24
9/01                  7,473.51                         7,473.51        7,357.74
3/02                  8,001.13                         8,001.13        7,910.86
9/02                  5,910.69                         5,910.69        6,215.16
3/03                  5,505.87                         5,505.87        6,073.72
9/03                  6,656.55                         6,656.55        7,832.80

AVERAGE ANNUAL TOTAL RETURN FOR THE PERIODS ENDED
SEPTEMBER 30, 2003

                        ONE   THREE      SINCE
                       YEAR    YEAR    INCEPTION
                    -------  --------  ----------
GE International
   Equity            12.62%   -15.33%   -9.67%
GE International
   Equity  W/LOAD    11.62%   -15.33%   -9.67%
   MAXIMUM LOAD       1.00%     0.00%    0.00%
MSCI EAFE            26.01%    -8.73%   -5.92%

CLASS Y SHARES

[LINE CHART OMITTED, PLOT POINTS AS FOLLOWS:]

           GE Int'l Equity Fund        MSCI EAFE
3/2/94                10,000.00        10,000.00
9/94                  10,146.67        10,067.77
9/95                  10,699.89        10,650.85
9/96                  11,980.87        11,568.28
9/97                  14,276.37        12,976.37
9/98                  13,085.30        11,894.26
9/99                  16,450.90        15,576.00
9/00                  18,223.23        16,071.31
9/01                  12,534.12        11,460.41
9/02                  10,020.43         9,680.74
9/03                  11,354.36        12,200.36

AVERAGE ANNUAL TOTAL RETURN FOR THE PERIODS ENDED
SEPTEMBER 30, 2003

                      ONE     FIVE      SINCE
                      YEAR    YEAR    INCEPTION
                    -------  -------- ----------
GE International
   Equity            13.19%    -2.80%    1.33%
MSCI EAFE            26.01%     0.51%    2.10%


SEE NOTES TO PERFORMANCE BEGINNING ON PAGE 67 FOR FURTHER INFORMATION, INCLUDING AN EXPLANATION OF LIPPER PEER CATEGORIES. PAST PERFORMANCE DOES NOT PREDICT FUTURE PERFORMANCE AND THE GRAPH AND TABLE DO NOT REFLECT THE DEDUCTION OF TAXES THAT A SHAREHOLDER WOULD PAY ON FUND DISTRIBUTIONS OR THE REDEMPTION OF FUND SHARES.

                                                    GE INTERNATIONAL EQUITY FUND
--------------------------------------------------------------------------------

                                      SCHEDULE OF INVESTMENTS September 30, 2003
--------------------------------------------------------------------------------


GE INTERNATIONAL EQUITY FUND

PORTFOLIO COMPOSITION AS A % OF THE MARKET VALUE OF $61,823 (IN THOUSANDS) AS OF SEPTEMBER 30, 2003

[PIE CHART OMITTED, PLOT POINTS FOLLOWS]

CONTINENTAL EUROPE 45.8%
UNITED KINGDOM 18.1%
JAPAN 14.2%
EMERGING ASIA 7.2%
SHORT TERM 6.5%
LATIN AMERICA 3.6%
CANADA 2.2%
EMERGING EUROPE 1.3%
PACIFIC RIM 1.1%

                                       NUMBER
                                    OF SHARES         VALUE
--------------------------------------------------------------------------------

COMMON STOCK -- 96.1%+
--------------------------------------------------------------------------------

AUSTRALIA -- 0.4%

Woolworths Ltd.                       33,256    $   263,809

BRAZIL -- 2.8%

Aracruz Celulose S.A. ADR             10,196        278,351(j)
Cia Vale do Rio Doce ADR               6,252        230,699(j)
Cia Vale do Rio Doce ADR              11,097        452,980
Empresa Brasileira de
   Aeronautica S.A. ADR               32,421        684,083(j)
                                                  1,646,113

CANADA -- 2.3%

Bank of Nova Scotia                    2,773        129,665
Canadian Pacific Railway Ltd.         20,058        475,494
Petro-Canada                          18,749        729,286
                                                  1,334,445

CHINA -- 2.2%

China Petroleum &
   Chemical Corp.                  2,642,000        733,529
Huaneng Power
   International Inc.                434,000        594,075
                                                  1,327,604

FINLAND -- 2.3%

Nokia Oyj                              7,852        120,884
Sampo Oyj (Series A)                  55,688        450,717
Stora Enso Oyj (Series R)             63,880        790,781
                                                  1,362,382

                                       NUMBER
                                    OF SHARES         VALUE
--------------------------------------------------------------------------------

FRANCE -- 12.7%

Accor S.A.                            17,725  $     652,689
Arcelor                               15,097        183,548
AXA                                   32,834        553,287
BNP Paribas                           24,942      1,222,845
Carrefour S.A.                        26,311      1,323,668
Cie de Saint-Gobain                    5,101        187,537
Credit Agricole S.A.                  17,681        344,477
Lagardere S.C.A. (Regd.)              11,187        506,782
Total S.A. (Series B)                 10,860      1,639,052
Veolia Environnement                  22,446        497,696
Vinci S.A.                             5,869        422,729
                                                  7,534,310

GERMANY -- 4.3%

Altana AG                              1,161         74,078
BASF AG                                4,948        217,235
Bayerische Motoren Werke AG           11,020        416,442
Deutsche Boerse AG                     7,761        395,867
E.ON AG                               13,840        675,318
Muenchener Rueckversicherungs
   AG (Regd.)                          4,644        461,371(j)
Schering AG                            7,351        319,995
                                                  2,560,306

HONG KONG -- 0.7%

Johnson Electric Holdings Ltd.       253,600        391,348

IRELAND -- 2.4%

Bank of Ireland                       73,054        876,273
CRH PLC.                              30,602        545,967
                                                  1,422,240

ISRAEL -- 0.9%

Teva Pharmaceutical
   Industries ADR                      9,761        557,841(j)

ITALY -- 5.6%

Banca Intesa S.p.A.                  261,478        791,711
ENI-Ente Nazionale
   Idrocarburi S.p.A.                 69,792      1,066,344(j)
Mediaset S.p.A.                       20,268        185,520
Riunione Adriatica di
   Sicurta S.p.A.                     50,044        763,451
Telecom Italia S.p.A.                314,449        535,006(a,j)
                                                  3,342,032

JAPAN -- 14.8%

Aiful Corp.                            4,300        259,428
Asahi Glass Co. Ltd.                  80,000        550,687(j)
Canon Inc.                            20,000        977,487
Chugai Pharmaceutical Co. Ltd.        33,500        417,719
Daikin Industries Ltd.                28,000        560,175


---------------------
See Notes to Schedules of Investments on page 69 and Notes to Financial Statements.

                                                    GE INTERNATIONAL EQUITY FUND
--------------------------------------------------------------------------------

                                      SCHEDULE OF INVESTMENTS SEPTEMBER 30, 2003
--------------------------------------------------------------------------------


                                       NUMBER
                                    OF SHARES         VALUE
--------------------------------------------------------------------------------

Honda Motor Co. Ltd.                  17,700  $     708,222
Hoya Corp.                             7,000        542,004
Komatsu Ltd.                         187,000        974,211(j)
Mitsubishi Estate Co. Ltd.            29,000        273,867
Mitsui & Co. Ltd.                     65,000        440,451(j)
Mitsui Sumitomo
   Insurance Co. Ltd.                 68,000        494,258
Murata Manufacturing Co. Ltd.          5,200        268,111
Nissan Motor Co. Ltd.                 77,800        839,180
Secom Co. Ltd.                         4,000        150,383
Sharp Corp.                           38,000        556,147(j)
Sony Corp.                            10,200        356,085
Terumo Corp.                          21,000        405,093
                                                  8,773,508

MEXICO -- 1.0%

Grupo Televisa S.A. ADR                7,690        281,377(j)
Wal-Mart de Mexico SA
   de CV (Series V)                  116,356        335,774
                                                    617,151

NETHERLANDS -- 4.8%

Aegon N.V.                            34,307        399,123
ING Groep N.V.                        57,684      1,056,677(j)
Koninklijke Philips
   Electronics N.V.                   39,015        884,163
Royal Dutch Petroleum Co.             11,163        490,225
                                                  2,830,188

RUSSIA -- 0.5%

Lukoil ADR                             3,282        270,043(b)
Lukoil ADR                               217         17,751
                                                    287,794

SOUTH KOREA -- 2.7%

Kookmin Bank                           5,716        187,361
POSCO                                  3,660        420,050
POSCO ADR                              1,218         34,835(j)
Samsung Electronics Co. Ltd.           2,780        947,494
                                                  1,589,740

SPAIN -- 3.3%

Banco Santander Central
   Hispano S.A. (Regd.)               69,177        586,477
Grupo Ferrovial S.A.                  12,935        358,661
Telefonica S.A. ADR                      835         29,601(a,j)
Telefonica S.A.                       80,871        954,968(a)
                                                  1,929,707

SWEDEN -- 2.8%

Assa Abloy AB (Series B)              30,635        269,305
Autoliv Inc. SDR                       6,343        190,649
Skandinaviska Enskilda Banken
   AB (Series A)                      26,742        292,124

                                       NUMBER
                                    OF SHARES         VALUE
--------------------------------------------------------------------------------

SKF AB (Series B)                      5,571  $     175,728
Svenska Handelsbanken                 42,073        715,231
                                                  1,643,037

SWITZERLAND -- 8.1%

ABB Ltd. (Regd.)                      58,282        322,171
Credit Suisse Group (Regd.)           40,305      1,289,479
Nestle S.A. (Regd.)                    5,334      1,229,898
Novartis AG (Regd.)                   30,488      1,179,719
Roche Holding AG                       3,612        299,496
Syngenta AG (Regd.)                    8,413        456,134
                                                  4,776,897

TAIWAN -- 2.6%

Taiwan Semiconductor
   Manufacturing Co. Ltd.            791,329      1,558,749(a)

UNITED KINGDOM -- 18.9%

BHP Billiton PLC.                    165,799      1,100,457
Brambles Industries PLC.             212,747        599,995
Capita Group PLC.                     36,471        149,059
Compass Group PLC.                   150,280        866,373
Diageo PLC.                           11,633        125,529
GlaxoSmithKline PLC.                  65,817      1,365,761
Kingfisher PLC.                      107,674        466,902(j)
National Grid Transco PLC.            98,902        633,437
Reed Elsevier PLC.                   109,229        854,284
Rio Tinto PLC. (Regd.)                 7,544        160,806
Royal Bank of Scotland
   Group PLC.                         30,485        774,911
SABMiller PLC.                        25,465        199,269
Smith & Nephew PLC.                  139,785        919,666
Smiths Group PLC.                     53,456        594,151
Tesco PLC.                           209,564        839,089(j)
Vodafone Group PLC.                  764,679      1,524,525
                                                 11,174,214

TOTAL COMMON STOCK
   (COST $53,532,878)                            56,923,415

--------------------------------------------------------------------------------
PREFERRED STOCK -- 1.5%
--------------------------------------------------------------------------------

GERMANY -- 1.5%

Henkel KGaA                            8,282        566,632
Porsche AG                               797        335,451

TOTAL PREFERRED STOCK
   (COST $867,676)                                  902,083


---------------------
See Notes to Schedules of Investments on page 69 and Notes to Financial Statements.

                                                    GE INTERNATIONAL EQUITY FUND
--------------------------------------------------------------------------------

                                      SCHEDULE OF INVESTMENTS SEPTEMBER 30, 2003
--------------------------------------------------------------------------------


                                       NUMBER
                                    OF SHARES         VALUE
--------------------------------------------------------------------------------

WARRANTS -- 0.0%*
--------------------------------------------------------------------------------

FRANCE -- 0.0%

AXA
   (COST $0)                          32,834 $        1,529(a)


TOTAL INVESTMENT IN SECURITIES
   (COST $54,400,554)                            57,827,027

--------------------------------------------------------------------------------
SHORT-TERM INVESTMENTS -- 6.7%
--------------------------------------------------------------------------------

GEI Short-Term
   Investment Fund                     1,000          1,000(l)
State Street Navigator Securities
   Lending Prime Portfolio         3,995,124      3,995,124(e,p)

TOTAL SHORT-TERM INVESTMENTS
   (COST $3,996,124)                              3,996,124

LIABILITIES IN EXCESS OF OTHER ASSETS,
   NET (4.3)%                                    (2,562,586)
                                                ===========

NET ASSETS-- 100%                               $59,260,565
                                                ===========

--------------------------------------------------------------------------------
OTHER INFORMATION
--------------------------------------------------------------------------------

At September 30, 2003, cash totaling $140,000 was pledged to cover initial margin requirements.

The GE International Equity Fund had the following long futures contracts open at September 30, 2003:

                               NUMBER    CURRENT
               EXPIRATION        OF     NOTIONAL    UNREALIZED
DESCRIPTION       DATE        CONTRACTS   VALUE    DEPRECIATION
--------------------------------------------------------------------------------

DJ Euro
   Stoxx 50   December 2003      20      $566,903    $(6,754)
FTSE 100
   Index      December 2003       5      $344,191    $(3,106)
                                                    --------
                                                     $(9,860)
                                                    --------

--------------------------------------------------------------------------------
The GE International Equity Fund had the following short futures contracts open at September 30, 2003:

                               NUMBER     CURRENT
                EXPIRATION       OF      NOTIONAL   UNREALIZED
DESCRIPTION        DATE       CONTRACTS    VALUE   APPRECIATION
--------------------------------------------------------------------------------

Topix Index    December 2003      1      $(90,901)     $134

The GE International Equity Fund was invested in the following sectors at September 30, 2003:

                                              PERCENTAGE (BASED
SECTOR                                        ON MARKET VALUE)
--------------------------------------------------------------------------------
Financial                                              19.9%
Consumer - Discretionary                               13.1%
Industrials                                            11.8%
Healthcare                                              9.0%
Energy                                                  8.0%
Consumer - Staples                                      7.9%
Materials                                               7.9%
Information Technology                                  7.1%
Telecommunication Services                              4.9%
Utilities                                               3.9%
Short Term                                              6.5%
                                                      ------
                                                      100.0%
                                                      ======

--------------------
See Notes to Schedules of Investments on page 69 and Notes to Financial Statements.

                                                   GE PREMIER GROWTH EQUITY FUND
--------------------------------------------------------------------------------

  Q&A

Q. HOW DID THE GE PREMIER GROWTH EQUITY FUND PERFORM RELATIVE TO ITS BENCHMARK AND LIPPER PEER GROUP FOR THE TWELVE-MONTH PERIOD ENDED SEPTEMBER 30, 2003?

A. The GE Premier Growth Equity Fund gained 25.73% for Class A shares, 24.80% for Class B shares, 24.93% for Class C shares and 26.07% for Class Y shares for the twelve-month period ended September 30, 2003. The S&P 500 Composite Price Index , the Fund's benchmark, increased 24.44% and the Fund's Lipper peer group of 1,073 Large Cap Core funds increased 20.86% for the same period.

Q.  WHAT MARKET CONDITIONS IMPACTED THE FUND'S PERFORMANCE?

A. After a weak start to the fiscal year, due to economic uncertainty and geopolitical concerns, the market marked a bottom in March and rallied strongly in the second half of the year. The easing of interest rates in addition to the tax cuts enacted earlier in the year have given the market renewed confidence in an improving economic environment and strengthening corporate profit outlook.

Q.  WHICH STOCKS/SECTORS HAVE PERFORMED WELL?

A. Technology led the rally this year, with a return of 60%. Yahoo! (+270%), Intel (+99%), and Cisco (+87%) were the top performing stocks in our portfolio for the year. Our media holdings were solid performers as well, with Comcast up 42% and Liberty Media up 38%. Our sole telecom holding, Vodafone, was up 60% in the period. Citigroup returned 57% despite a change in leadership at the firm.

Q.  WHICH HAVE NOT
    PERFORMED WELL?

A. Despite the strength in the technology sector overall, many technology names did not participate in the rally, including Technology Services company ADP (+5%), and software company Intuit (+6%). Despite double digit returns, the Healthcare sector trailed the broader market. Cardinal Health (-6%) and Pfizer (+7%) were the worst performers in the healthcare sector.

Q.  HOW HAVE YOU POSITIONED THE PORTFOLIO IN THIS TURBULENT MACRO ENVIRONMENT?

A. We have not attempted a guess at how geopolitical events may play out this year, and changes to the portfolio have been modest. There are 35 stocks in the portfolio and we continue to be overweighted in technology and healthcare. In technology, we are overweight companies that have not fully participated in the sharp run up in valuations, so we are less concerned about downside risk. We continue to take a long-term investment view of our holdings. Our holdings are financially strong, industry leaders with growth rates well in excess of the overall market.

                                                   GE PREMIER GROWTH EQUITY FUND
--------------------------------------------------------------------------------


------------------------------------------
TEN LARGEST HOLDINGS
AS OF SEPTEMBER 30, 2003
as a % of Market Value
------------------------------------------

  First Data Corp.                 4.01%
------------------------------------------
  Carnival Corp.                   3.82%
------------------------------------------
  Citigroup Inc.                   3.74%
------------------------------------------
  Liberty Media Corp. (Series A)   3.69%
------------------------------------------
  Dell Inc.                        3.63%
------------------------------------------
  Comcast Corp. (Class A Special)  3.57%
------------------------------------------
  Home Depot Inc.                  3.54%
------------------------------------------
  Federal National Mortgage Assoc. 3.48%
------------------------------------------
  Vodafone Group PLC. ADR          3.43%
------------------------------------------
  Cisco Systems Inc.               3.40%


INVESTMENT PROFILE
A mutual fund designed for
investors who seek long-term
growth of capital and future
income rather than current
income by investing primarily
in a limited number of equity
securities of large- and
medium-sized companies that
the portfolio manager believes
have above-average growth
histories and/or growth
potential.

LIPPER PERFORMANCE
COMPARISON
Large Cap Core Peer Group

Based on average annual total
returns for the periods ended 9/30/03

                      ONE       FIVE
                     YEAR       YEAR
                   ---------  ---------
Number of
Funds in
peer group:          1,073        583
------------------------------------------
Peer group
average annual
total return:       20.86%     -0.01%
-------------------------------------------
Lipper categories
in peer group: Large Cap Core


CHANGE IN VALUE OF A $10,000 INVESTMENT

CLASS A SHARES+

[LINE CHART OMITTED, PLOT POINTS AS FOLLOWS:]

                GE Premier Growth Fund        GE Premier Growth Fund w/load             S&P 500          S&P 500/BARRA Growth
12/31/96                     10,000.00                             9,425.00           10,000.00                     10,000.00
9/97                         12,233.32                            11,529.91           12,959.85                     13,183.67
9/98                         13,866.65                            13,069.32           14,140.87                     15,588.23
9/99                         19,210.40                            18,105.80           18,072.96                     20,822.28
9/00                         22,784.86                            21,474.73           20,466.47                     23,354.31
9/01                         17,329.76                            16,333.30           15,010.42                     15,012.07
9/02                         14,561.83                            13,724.52           11,934.79                     12,106.98
3/03                         15,230.88                            14,355.11           12,536.75                     12,860.70
9/03                         18,308.55                            17,255.80           14,851.65                     14,825.93


AVERAGE ANNUAL TOTAL RETURN FOR THE PERIODS ENDED
SEPTEMBER 30, 2003

                        ONE     FIVE     SINCE
                       YEAR     YEAR   INCEPTION
                     ------    ------  ---------
GE Premier
   Growth Equity     25.73%     5.71%    9.37%
GE Premier Growth
   Equity W/LOAD     18.49%     4.47%    8.41%
   MAXIMUM LOAD
   OF 5.75%
S&P 500              24.44%     0.99%    4.39%

CLASS B SHARES

[LINE CHART OMITTED, PLOT POINTS AS FOLLOWS:]

                  GE Premier Growth Fund      GE Premier Growth Fund w/load              S&P 500          S&P 500/BARRA Growth
12/31/96                       10,000.00                          10,000.00            10,000.00                     10,000.00
9/97                           12,166.66                          12,166.66            12,959.85                     13,183.67
9/98                           13,683.31                          13,683.31            14,140.87                     15,588.23
9/99                           18,818.49                          18,818.49            18,072.96                     20,822.28
9/00                           22,149.56                          22,149.56            20,466.47                     23,354.31
9/01                           16,726.35                          16,726.35            15,010.42                     15,012.07
9/02                           13,948.17                          13,948.17            11,934.79                     12,106.98
9/03                           17,505.83                          17,505.83            14,851.65                     14,825.93

AVERAGE ANNUAL TOTAL RETURN FOR THE PERIODS ENDED
SEPTEMBER 30, 2003

                        ONE     FIVE     SINCE
                       YEAR     YEAR   INCEPTION
                     ------    ------  ---------
GE Premier
   Growth Equity     24.80%     4.93%    8.65%
GE Premier Growth
   Equity W/LOAD     20.80%     4.93%    8.65%
   MAXIMUM LOAD       4.00%     0.00%    0.00%
S&P 500              24.44%     0.99%    4.39%

CLASS C SHARES

[LINE CHART OMITTED, PLOT POINTS AS FOLLOWS:]

               GE Premier Growth Fund         GE Premier Growth Fund w/load            S&P 500            S&P 500/BARRA Growth
9/30/99                     10,000.00                             10,000.00          10,000.00                       10,000.00
3/00                        12,482.09                             12,482.09          11,773.02                       12,497.89
9/00                        11,765.74                             11,765.74          11,324.36                       11,216.02
3/01                        10,251.88                             10,251.88           9,200.32                        7,716.31
9/01                         8,884.96                              8,884.96           8,305.46                        7,209.62
3/02                        10,331.03                             10,331.03           9,219.23                        8,085.67
9/02                         7,405.02                              7,405.02           6,603.67                        5,814.43
3/03                         7,723.15                              7,723.15           6,936.74                        6,176.41
9/03                         9,251.04                              9,251.04           8,217.61                        7,120.22

AVERAGE ANNUAL TOTAL RETURN FOR THE PERIODS ENDED
SEPTEMBER 30, 2003

                        ONE    THREE     SINCE
                       YEAR    YEAR    INCEPTION
                     ------    ---------------
GE Premier
   Growth Equity     24.93%    -7.70%   -1.93%
GE Premier Growth
   Equity W/LOAD     23.93%    -7.70%   -1.93%
   MAXIMUM LOAD       1.00%     0.00%    0.00%
S&P 500              24.44%   -10.14%   -9.76%

CLASS Y SHARES

[LINE CHART OMITTED, PLOT POINTS AS FOLLOWS:]

                  GE Premier Growth Fund              S&P 500        S&P 500/BARRA Growth
12/31/96                       10,000.00            10,000.00                   10,000.00
9/97                           12,253.32            12,959.85                   13,183.67
9/98                           13,926.32            14,140.87                   15,588.23
9/99                           19,345.90            18,072.96                   20,822.28
9/00                           22,995.97            20,466.47                   23,354.31
9/01                           17,534.38            15,010.42                   15,012.07
9/02                           14,767.94            11,934.79                   12,106.98
9/03                           18,617.70            14,851.65                   14,825.93

AVERAGE ANNUAL TOTAL RETURN FOR THE PERIODS ENDED
SEPTEMBER 30, 2003

                   ONE    FIVE      SINCE
                  YEAR    YEAR    INCEPTION
                 ------  -------  ---------
GE Premier
   Growth Equity    26.07%  5.98%  9.64%
S&P 500             24.44%  0.99%  4.39%

SEE NOTES TO PERFORMANCE BEGINNING ON PAGE 67 FOR FURTHER INFORMATION, INCLUDING AN EXPLANATION OF LIPPER PEER CATEGORIES. PAST PERFORMANCE DOES NOT PREDICT FUTURE PERFORMANCE AND THE GRAPH AND TABLE DO NOT REFLECT THE DEDUCTION OF TAXES THAT A SHAREHOLDER WOULD PAY ON FUND DISTRIBUTIONS OR THE REDEMPTION OF FUND SHARES.

                                                   GE PREMIER GROWTH EQUITY FUND
--------------------------------------------------------------------------------

                                      SCHEDULE OF INVESTMENTS September 30, 2003
--------------------------------------------------------------------------------


GE PREMIER GROWTH EQUITY FUND

PORTFOLIO COMPOSITION AS A % OF THE MARKET VALUE OF $436,232 (IN THOUSANDS) AS OF SEPTEMBER 30, 2003

[PIE CHART OMITTED, PLOT POINTS FOLLOWS]

INFORMATION TECHNOLOGY 31.3%
FINANCIAL 18.6%
HEALTHCARE 16.4%
CONSUMER - DISCRETIONARY 15.0%
SHORT-TERM INVESTMENTS 8.1%
TELECOMMUNICATION SERVICES 3.4%
INDUSTRIALS 3.2%
ENERGY 2.4%
CONSUMER - STAPLES 1.6%


                                       NUMBER
                                    OF SHARES         VALUE
--------------------------------------------------------------------------------

COMMON STOCK -- 95.7%+
--------------------------------------------------------------------------------

CONSUMER - DISCRETIONARY -- 15.6%

Carnival Corp.                       506,187  $  16,648,490(j)
Catalina Marketing Corp.             114,572      1,740,349(a,j)
Comcast Corp. (Class A Special)      527,279     15,575,822(a)
Home Depot Inc.                      485,097     15,450,339
Liberty Media Corp. (Series A)     1,613,473     16,086,326(a)
                                                 65,501,326

CONSUMER - STAPLES -- 1.7%

The Gillette Co.                     221,457      7,082,195

ENERGY -- 2.5%

Baker Hughes Inc.                    147,638      4,368,608
Schlumberger Ltd.                    126,547      6,124,875
                                                 10,493,483

FINANCIAL -- 19.3%

AFLAC Inc.                           337,458     10,899,893
American Express Co.                 263,639     11,879,573
American International Group         232,003     13,386,573
Citigroup Inc.                       358,550     16,317,611
Federal National Mortgage Assoc.     216,184     15,176,117
State Street Corp.                   295,276     13,287,420(e)
                                                 80,947,187

HEALTHCARE -- 17.0%

Cardinal Health Inc.                 232,003     13,546,655(h)
DENTSPLY International Inc.          232,003     10,403,015
Johnson & Johnson                    137,093      6,788,845
Lincare Holdings Inc.                337,458     12,367,836(a,j)
Pfizer Inc.                          453,460     13,776,115
Wyeth                                316,367     14,584,519
                                                 71,466,985

                                       NUMBER
                                    OF SHARES         VALUE
--------------------------------------------------------------------------------

INDUSTRIALS -- 3.4%

Dover Corp.                          400,732  $  14,173,891

INFORMATION TECHNOLOGY -- 32.6%

Applied Materials Inc.               348,004      6,312,792(a)
Automatic Data Processing             84,364      3,024,449
Certegy Inc.                         305,822      9,819,944
Cisco Systems Inc.                   759,282     14,836,370(a)
Concord EFS Inc.                     189,821      2,594,853(a)
Dell Inc.                            474,551     15,845,258(a,h)
First Data Corp.                     437,641     17,488,134(h)
Intel Corp.                          464,005     12,764,778
Intuit Inc.                          232,003     11,191,825(a)
Microsoft Corp.                      506,188     14,066,965(h)
Molex Inc. (Class A)                 548,370     13,457,000(h)
Paychex Inc.                         263,639      8,945,271
Yahoo! Inc.                          174,002      6,156,191(a)
                                                136,503,830

TELECOMMUNICATION SERVICES -- 3.6%

Vodafone Group PLC. ADR              738,190     14,948,347(j)

TOTAL INVESTMENT IN SECURITIES
   (COST $392,199,829)                          401,117,244



--------------------------------------------------------------------------------
SHORT-TERM INVESTMENTS -- 8.4%
--------------------------------------------------------------------------------

GEI Short-Term
   Investment Fund                13,971,533     13,971,533(l)
State Street Navigator Securities
   Lending Prime Portfolio        21,143,289     21,143,289(e,p)

TOTAL SHORT-TERM INVESTMENTS
   (COST $35,114,822)                            35,114,822

LIABILITIES IN EXCESS OF OTHER ASSETS,
   NET (4.1)%                                   (16,944,054)
                                               ============

NET ASSETS-- 100%                              $419,288,012
                                               ============

--------------------------------------------------------------------------------
OTHER INFORMATION
--------------------------------------------------------------------------------

The GE Premier Growth Equity Fund had the following long futures contracts open at September 30, 2003

                               NUMBER     CURRENT
               EXPIRATION        OF      NOTIONAL   UNREALIZED
DESCRIPTION       DATE        CONTRACTS    VALUE   DEPRECIATION
--------------------------------------------------------------------------------
S&P 500
   Index      December 2003       7     $1,739,675   $(10,150)


--------------------
See Notes to Schedules of Investments on page 69 and Notes to Financial Statements.

                                                    GE PREMIER VALUE EQUITY FUND
--------------------------------------------------------------------------------


  Q&A

Q. HOW DID THE GE PREMIER VALUE EQUITY FUND PERFORM COMPARED TO ITS BENCHMARK AND LIPPER PEER GROUP FOR THE YEAR ENDED SEPTEMBER 30, 2003?

A. The GE Premier Value Equity Fund returned 23.04% for Class A shares, 22.26% for Class B shares, 22.03% for Class C shares and 23.31% for Class Y shares versus a 24.37% gain for the Russell 1000 Value Index, the Fund's benchmark, for the twelve months ended September 30, 2003. The Fund's Lipper peer group of 388 Large Cap Value funds returned 22.59% for the same period.

Q. WHY DID THE FUND UNDERPERFORM ITS BENCHMARK FOR THE PERIOD ENDED SEPTEMBER 30, 2003? WHICH STOCKS HAVE PERFORMED
    WELL? WHICH HAVE NOT PERFORMED WELL?

A. Staples, Industrials and Telecommunication Services hurt performance, while Financials, Consumer Discretionary and Utilities helped. In Staples, being overweight Kimberly-Clark, ConAgra and Sara Lee hurt performance. This was offset by being overweight Clorox, and not owning Procter & Gamble or Coca-Cola. Overweights in General Dynamics, Raytheon, Union Pacific and the Industrials sector hurt performance, but overweights in Deere and United Technologies, and not owning Lockheed Martin, helped. In Telecommunication Services, being overweight AT&T, and not owning BellSouth or Sprint (FON) hurt performance. In Financials, being overweight FleetBoston and Chubb, and not owning Wells Fargo, helped the portfolio. Not owning Viacom, being overweight AOL Time Warner and Target, and being underweight the Consumer Discretionary sector, helped performance. Being overweight Exelon and the Utilities sector, and not owning TXU or Duke Energy, were beneficial.

Q.  HOW HAVE YOU REPOSITIONED THE FUND RECENTLY?

A. We believe that the pace of global economic activity will pick up over the next several months, and, as a consequence, we continue to position the GE Premier Value Equity Fund to benefit from moderate growth in US GDP. We have added to positions in reasonably valued technology names, such as IBM and Unisys, as these companies are beneficiaries of increased investment and services spending at corporations. In the telecommunications sector we are very reluctant to make additional investments, as the RBOCs (Regional Bell Operating Company) continue to report declines in customers and landlines, a very basic indicator of secular deterioration in their core business. Within the consumer area we increased our weight in cyclicals, such as Home Depot and AOL, and initiated a stake in Clorox, a moderately valued household product company. Clorox management is focused on long-term earnings and cash flow growth, with a keen eye on disciplined capital allocation within their operating segments. With any pick up in economic activity we believe there will be pressure on interest rates, so we have maintained our underweight in financials, while reallocating within the sector to reasonably valued, high quality companies such as AIG. Within the energy sector our natural gas exposure in Burlington Resources and Encana hurt our relative performance, but we still believe that with North American supplies slowly declining and demand slowly rising, natural gas prices will have an upward bias.

                                                    GE PREMIER VALUE EQUITY FUND
--------------------------------------------------------------------------------


------------------------------------------
TEN LARGEST HOLDINGS
AS OF SEPTEMBER 30, 2003
as a % of Market Value
------------------------------------------
  Clorox Co.                       4.21%
------------------------------------------
  Citigroup Inc.                   4.11%
------------------------------------------
  ConocoPhillips                   4.05%
------------------------------------------
  Exxon Mobil Corp.                4.01%
------------------------------------------
  Kimberly-Clark Corp.             3.80%
------------------------------------------
  Mellon Financial Corp.           3.57%
------------------------------------------
  Deere & Co.                      3.55%
------------------------------------------
  Exelon Corp.                     3.52%
------------------------------------------
  Verizon Communications Inc.      3.50%
------------------------------------------
  International Business Machines
    Corp.                          3.33%
------------------------------------------


INVESTMENT PROFILE
A mutual fund designed for
investors who seek long-term
growth of capital and future
income by investing primarily
in a limited number of equity
securities of large U.S.
companies that the portfolio
manager believes are
undervalued by the market but
have solid growth prospects.

LIPPER PERFORMANCE COMPARISON
Large Cap Value Peer Group

Based on average annual total returns
for the periods ended 9/30/03

                     ONE YEAR   THREE YEAR
                     ---------   ---------
Number of
Funds in
peer group:               388       283
-----------------------------------------
Peer group
average annual
total return:          22.59%    -4.01%
-----------------------------------------
Lipper categories
in peer group: Large Cap Value


CHANGE IN VALUE OF A $10,000 INVESTMENT

CLASS A SHARES

[LINE CHART OMITTED, PLOT POINTS AS FOLLOWS:]

             GE Premier Value Equity Fund      GE Premier Value Equity Fund w/load      Russell 1000 Value     S&P 500/BARRA Value
4/28/00                         10,000.00                                 9,425.00               10,000.00               10,000.00
6/00                             9,660.00                                 9,104.55                9,632.31                9,630.28
9/00                            11,080.00                                10,442.90               10,397.86               10,479.84
12/00                           11,786.81                                11,109.07               10,771.44               10,645.80
3/01                            11,257.98                                10,610.64               10,140.08                9,951.25
6/01                            11,441.03                                10,783.17               10,629.85               10,384.78
9/01                            10,068.11                                 9,489.19                9,466.74                8,706.79
12/01                           10,320.93                                 9,727.48               10,164.80                9,400.39
3/02                            10,896.03                                10,269.50               10,583.51                9,540.75
6/02                            10,012.84                                 9,437.10                9,680.70                8,524.15
9/02                             7,958.93                                 7,501.29                7,863.68                6,779.37
12/02                            8,884.32                                 8,373.47                8,587.78                7,450.47
3/03                             8,237.05                                 7,763.42                8,172.80                7,042.73
6/03                             8,706.16                                 8,205.56                9,584.49                8,369.22
9/03                             9,792.59                                 9,229.51                9,783.17                8,583.26

AVERAGE ANNUAL TOTAL RETURN
FOR THE PERIODS ENDED
SEPTEMBER 30, 2003

                     ONE       THREE      SINCE
                     YEAR      YEAR    INCEPTION
                     ------    -------  --------
GE Premier
   Value Equity      23.04%    -4.03%   -0.61%
GE Premier Value
   Equity W/LOAD     16.00%    -5.92%   -2.31%
   MAXIMUM LOAD
   OF 5.75%
Russell 1000 Value   24.37%    -2.01%   -0.64%

CLASS B SHARES

[LINE CHART OMITTED, PLOT POINTS AS FOLLOWS:]

            GE Premier Value Equity Fund      GE Premier Value Equity Fund w/load        Russell 1000 Value     S&P 500/BARRA Value
4/28/00                        10,000.00                                10,000.00                 10,000.00               10,000.00
6/00                            9,650.00                                 9,650.00                  9,632.31                9,630.28
9/00                           11,050.00                                11,050.00                 10,397.86               10,479.84
12/00                          11,733.77                                11,733.77                 10,771.44               10,645.80
3/01                           11,185.65                                11,185.65                 10,140.08                9,951.25
6/01                           11,348.06                                11,348.06                 10,629.85               10,384.78
9/01                            9,967.61                                 9,967.61                  9,466.74                8,706.79
12/01                          10,192.05                                10,192.05                 10,164.80                9,400.39
3/02                           10,742.42                                10,742.42                 10,583.51                9,540.75
6/02                            9,855.71                                 9,855.71                  9,680.70                8,524.15
9/02                            7,827.49                                 7,827.49                  7,863.68                6,779.37
12/02                           8,716.58                                 8,716.58                  8,587.78                7,450.47
3/03                            8,079.28                                 7,917.69                  8,172.80                7,042.73
6/03                            9,436.11                                 9,436.11                  9,584.49                8,369.22
9/03                            9,569.74                                 9,474.04                  9,783.17                8,583.26

AVERAGE ANNUAL TOTAL RETURN FOR THE PERIODS ENDED
SEPTEMBER 30, 2003

                  ONE      THREE    SINCE
                  YEAR     YEAR   INCEPTION
                 ------  -------- ---------
GE Premier
   Value Equity    22.26%  -4.68%  -1.28%
GE Premier Value
   Equity W/LOAD   18.26%  -5.30%  -1.56%
   MAXIMUM LOAD     4.00%   2.00%   2.00%
Russell 1000 Value 24.37%  -2.01%  -0.64%

CLASS C SHARES

LINE CHART OMITTED, PLOT POINTS FOLLOWS]

           GE Premier Value Equity Fund      GE Premier Value Equity Fund w/load      Russell 1000 Value   S&P 500/BARRA Value
4/28/00                       10,000.00                                10,000.00               10,000.00             10,000.00
6/00                           9,650.00                                 9,650.00                9,632.31              9,630.28
9/00                          11,050.00                                11,050.00               10,397.86             10,479.84
12/00                         11,728.91                                11,728.91               10,771.44             10,645.80
3/01                          11,181.96                                11,181.96               10,140.08              9,951.25
6/01                          11,343.95                                11,343.95               10,629.85             10,384.78
9/01                           9,956.34                                 9,956.34                9,466.74              8,706.79
12/01                         10,191.02                                10,191.02               10,164.80              9,400.39
3/02                          10,739.68                                10,739.68               10,583.51              9,540.75
6/02                           9,855.72                                 9,855.72                9,680.70              8,524.15
9/02                           7,823.61                                 7,823.61                7,863.68              6,779.37
12/02                          8,710.19                                 8,710.19                8,587.78              7,450.47
3/03                           8,066.88                                 8,066.88                8,172.80              7,042.73
6/03                           9,424.98                                 9,424.98                9,584.49              8,369.22
9/03                           9,547.52                                 9,547.52                9,783.17              8,583.26

AVERAGE ANNUAL TOTAL RETURN
FOR THE PERIODS ENDED
SEPTEMBER 30, 2003

                      ONE       THREE    SINCE
                      YEAR      YEAR   INCEPTION
                     ------    ------- ---------
GE Premier
   Value Equity      22.03%    -4.75%   -1.34%
GE Premier Value
   Equity W/LOAD     21.03%    -4.75%   -1.34%
   MAXIMUM LOAD       1.00%     1.00%    0.00%
Russell 1000 Value   24.37%    -2.01%   -0.64%

CLASS Y SHARES

[LINE CHART OMITTED, PLOT POINTS AS FOLLOWS:]

            GE Premier Value Equity Fund       Russell 1000 Value      S&P 500/BARRA Value
4/28/00                        10,000.00                10,000.00                10,000.00
6/00                            9,670.00                 9,632.31                 9,630.28
9/00                           11,090.00                10,397.86                10,479.84
12/00                          11,800.90                10,771.44                10,645.80
3/01                           11,291.80                10,140.08                 9,951.25
6/01                           11,475.07                10,629.85                10,384.78
9/01                           10,100.51                 9,466.74                 8,706.79
12/01                          10,358.96                10,164.80                 9,400.39
3/02                           10,946.48                10,583.51                 9,540.75
6/02                           10,070.35                 9,680.70                 8,524.15
9/02                            8,008.87                 7,863.68                 6,779.37
12/02                           8,951.20                 8,587.78                 7,450.47
3/03                            8,299.82                 8,172.80                 7,042.73
6/03                            9,718.14                 9,584.49                 8,369.22
9/03                            9,875.74                 9,783.17                 8,583.26

AVERAGE ANNUAL TOTAL RETURN
FOR THE PERIODS ENDED
SEPTEMBER 30, 2003

                   ONE    THREE  SINCE
                  YEAR    YEAR INCEPTION
                 ------  ---------------
GE Premier
   Value Equity    23.31%  -3.79%  -0.36%
Russell 1000 Value 24.37%  -2.01%  -0.64%

SEE NOTES TO PERFORMANCE BEGINNING ON PAGE 67 FOR FURTHER INFORMATION, INCLUDING AN EXPLANATION OF LIPPER PEER CATEGORIES. PAST PERFORMANCE DOES NOT PREDICT FUTURE PERFORMANCE AND THE GRAPH AND TABLE DO NOT REFLECT THE DEDUCTION OF TAXES THAT A SHAREHOLDER WOULD PAY ON FUND DISTRIBUTIONS OR THE REDEMPTION OF FUND SHARES.

                                                    GE PREMIER VALUE EQUITY FUND
--------------------------------------------------------------------------------

                                      SCHEDULE OF INVESTMENTS SEPTEMBER 30, 2003
--------------------------------------------------------------------------------


GE PREMIER VALUE EQUITY FUND

PORTFOLIO COMPOSITION AS A % OF THE MARKET VALUE OF $17,942 (IN THOUSANDS) AS OF SEPTEMBER 30, 2003

FINANCIAL 26.4%
INDUSTRIALS 15.4%
ENERGY 11.9%
INFORMATION TECHNOLOGY 9.6%
CONSUMER - STAPLES 9.0%
CONSUMER - DISCRETIONARY 6.3%
UTILITIES 6.3%
TELECOMMUNICATION SERVICES 5.4%
MATERIALS 4.5%
HEALTHCARE 4.4%
SHORT TERM 0.7%
EXCHANGE TRADED FUND 0.1%


                                       NUMBER
                                    OF SHARES         VALUE
--------------------------------------------------------------------------------

COMMON STOCK -- 99.3%+
--------------------------------------------------------------------------------

CONSUMER - DISCRETIONARY -- 6.3%

AOL Time Warner Inc.                  29,193  $     441,106(a)
Home Depot Inc.                        9,289        295,855
Target Corp.                          10,350        389,471
                                                  1,126,432

CONSUMER - STAPLES -- 9.0%

Clorox Co.                            16,454        754,745
Kimberly-Clark Corp.                  13,270        681,016
Sara Lee Corp.                        10,085        185,161
                                                  1,620,922

ENERGY -- 11.9%

Baker Hughes Inc.                     11,412        337,681
Burlington Resources Inc.              7,298        351,764
ConocoPhillips                        13,270        726,532
Exxon Mobil Corp.                     19,639        718,787
                                                  2,134,764

FINANCIAL -- 26.5%

American International Group           9,687        558,940
Citigroup Inc.                        16,189        736,761
FleetBoston Financial Corp.           11,943        360,081
Hartford Financial Services
   Group Inc.                          9,289        488,880
Lincoln National Corp.                10,616        375,594
Marsh & McLennan Cos. Inc.             5,308        252,714

                                       NUMBER
                                    OF SHARES         VALUE
--------------------------------------------------------------------------------

Mellon Financial Corp.                21,231  $     639,902
Travelers Property Casualty
   Corp. (Class B)                    14,597        231,800
US Bancorp                            23,753        569,834
Wachovia Corp.                        12,871        530,156
                                                  4,744,662

HEALTHCARE -- 4.4%

Pfizer Inc.                           16,189        491,822
Wyeth                                  6,369        293,611
                                                    785,433

INDUSTRIALS -- 15.4%

Deere & Co.                           11,943        636,681
General Dynamics Corp.                 3,981        310,757
Northrop Grumman Corp.                 3,185        274,611
Raytheon Co.                          16,587        464,436
Union Pacific Corp.                    8,493        494,038
United Technologies Corp.              7,564        584,546
                                                  2,765,069

INFORMATION TECHNOLOGY -- 9.6%

Axcelis Technologies Inc.             24,043        198,595(a)
BMC Software Inc.                     23,885        332,718(a)
EMC Corp.                             33,174        418,988(a)
International Business
   Machines Corp.                      6,767        597,729
Unisys Corp.                          13,270        179,543(a)
                                                  1,727,573

MATERIALS -- 4.5%

Newmont Mining Corp.                   7,962        311,235
Rohm & Haas Co.                       14,597        488,270
                                                    799,505

TELECOMMUNICATION SERVICES -- 5.4%

AT&T Corp.                            15,658        337,430
Verizon Communications Inc.           19,374        628,493
                                                    965,923

UTILITIES -- 6.3%

Dominion Resources Inc.                7,962        492,848
Exelon Corp.                           9,952        631,952
                                                  1,124,800

TOTAL COMMON STOCK
   (COST $17,782,963)                            17,795,083


---------------------
See Notes to Schedules of Investments on page 69 and Notes to Financial Statements.

                                                    GE PREMIER VALUE EQUITY FUND
--------------------------------------------------------------------------------

                                      SCHEDULE OF INVESTMENTS SEPTEMBER 30, 2003
--------------------------------------------------------------------------------


                                       NUMBER
                                    OF SHARES         VALUE
--------------------------------------------------------------------------------

EXCHANGE TRADED FUND -- 0.1%
--------------------------------------------------------------------------------

SPDR Trust Series 1
   (COST $269)                           269  $      26,887(j)


TOTAL INVESTMENT IN SECURITIES
   (COST $17,783,232)                            17,821,970

--------------------------------------------------------------------------------
SHORT-TERM INVESTMENTS -- 0.7%
--------------------------------------------------------------------------------

GEI Short-Term
   Investment Fund                    92,773         92,773(l)
State Street Navigator Securities
   Lending Prime Portfolio            27,707         27,707(e,p)

TOTAL SHORT-TERM INVESTMENTS
   (COST $120,480)                                  120,480

LIABILITIES IN EXCESS OF OTHER ASSETS,
   NET (0.1)%                                       (15,201)
                                                ===========

NET ASSETS-- 100%                               $17,927,249
                                                ===========


--------------------
See Notes to Schedules of Investments on page 69 and Notes to Financial Statements.

                                                            GE FIXED INCOME FUND
--------------------------------------------------------------------------------


  Q&A

Q.  HOW DID THE GE FIXED INCOME FUND PERFORM RELATIVE TO
    ITS BENCHMARK AND LIPPER PEER GROUP FOR THE TWELVE-MONTH PERIOD ENDED SEPTEMBER 30, 2003?

A. The GE Fixed Income Fund posted a total return of 4.58% for Class A shares, 3.71% for Class B shares, 3.78% for Class C shares and 4.75% for Class Y shares versus a return of 5.41% for the Lehman Brothers Aggregate Bond Index, the Fund's benchmark. The average return for the Fund's Lipper peer group of 412 Intermediate Investment Grade Debt funds for the same period was 5.97%.

Q.  REVIEW WHAT HAPPENED IN THE FIXED INCOME MARKET OVER THE
    TWELVE MONTHS ENDED SEPTEMBER 30, 2003?

A. Interest rates fluctuated wildly over the twelve months ended September 30, 2003. The U.S. 10-year Treasury note traded down to a 3.1% yield and back up to 4.6% before ending the period at 3.94%. Geopolitical uncertainties shifted to the reality of war. Worried about the health of the U.S. economy and the potential for deflation, the Federal Reserve lowered its fed funds target to a 45-year low of 1% in June, bringing yields along the entire Treasury yield curve down with it. In a reversal of fortune, rates surged in July and August after Fed Chairman Greenspan's testimony to Congress and optimism over signs of economic recovery, exacerbated by mortgage security hedging. By the end of September, an investor in a 10-year U.S. Treasury note had given up over half of their return gained in the nine months ended June 30. Corporate securities led all investment grade sector returns for the period due to strong investor demand, while mortgage-backed security performance suffered, primarily due to their duration extension during the market sell-off.

Q.  WHAT WERE THE PRIMARY DRIVERS OF FUND PERFORMANCE?

A. Sector and security selection contributed positively to Fund performance. Above market positions in lower rated corporates and emphasis on yield-advantaged MBS added value. A tactical trade out of U.S. Treasuries into German bunds in April, taking advantage of the weakening U.S. dollar enhanced return. Lengthening duration in June, due to our outlook for a weaker than expected economy, negatively affected performance when rates reversed direction and rose sharply in July.

                                                            GE FIXED INCOME FUND
--------------------------------------------------------------------------------


---------------------------------------------
QUALITY RATINGS
AS OF SEPTEMBER 30, 2003
as a % of Market Value
---------------------------------------------
Moody's/S&P/                 Percentage of
Fitch Rating *               Market Value
---------------------------------------------
Aaa or better                   74.26%
Aa to A                         13.88%
Below A                         11.86%
---------------------------------------------
                               100.00%
---------------------------------------------


INVESTMENT PROFILE
A mutual fund designed for
investors who seek maximum
income consistent with prudent
investment management and the
preservation of capital by
investing primarily in a
variety of investment grade
debt securities.


LIPPER PERFORMANCE COMPARISON
Intermediate Investment Grade Debt
Peer Group

Based on average annual total
returns for the periods ended 9/30/03

                    ONE     FIVE    TEN
                   YEAR     YEAR   YEAR
                 --------- ------ ------
Number of
Funds in
peer group:         412      223      93
-----------------------------------------
Peer group
average annual
total return:     5.97%    5.73%   6.11%
-----------------------------------------
Lipper categories in peer group:
Intermediate U.S. Government,
Intermediate U.S. Treasury


CHANGE IN VALUE OF A $10,000 INVESTMENT

CLASS A SHARES+

[LINE CHART OMITTED, PLOT POINTS AS FOLLOWS:]

           GE Fixed Income       GE Fixed Income w/load         LB Aggregate
9/93             10,000.00                     9,575.00            10,000.00
9/94              9,702.83                     9,290.46             9,677.53
9/95             10,945.93                    10,480.73            11,038.31
9/96             11,394.36                    10,910.10            11,579.14
9/97             12,470.71                    11,940.70            12,704.02
9/98             13,724.93                    13,141.62            14,166.25
9/99             13,560.25                    12,983.94            14,114.40
9/00             14,365.20                    13,754.67            15,101.07
9/01             16,105.59                    15,421.10            17,057.10
9/02             17,333.20                    16,596.53            18,523.40
9/03             18,126.62                    17,356.24            19,525.48


AVERAGE ANNUAL TOTAL RETURN FOR THE PERIODS ENDED
SEPTEMBER 30, 2003

                         ONE      FIVE      TEN
                         YEAR     YEAR     YEAR
                        ------   ------   -------
GE Fixed Income          4.58%     5.72%    6.13%
GE Fixed Income W/LOAD   0.10%     4.80%    5.67%
   MAXIMUM LOAD OF 4.25%
LB Aggregate             5.41%     6.63%    6.92%

CLASS B SHARES

[LINE CHART OMITTED, PLOT POINTS AS FOLLOWS:]

            GE Fixed Income     GE Fixed Income w/load    LB Aggregate
12/22/93          10,000.00                  10,000.00       10,000.00
9/94               9,669.13                   9,669.13        9,671.81
9/95              10,827.50                  10,827.50       11,031.78
9/96              11,196.65                  11,196.65       11,572.29
9/97              12,164.50                  12,164.50       12,696.50
9/98              13,288.39                  13,288.39       14,157.87
9/99              13,042.83                  13,042.83       14,106.05
9/00              13,799.97                  13,799.97       15,092.14
9/01              15,471.88                  15,471.88       17,047.01
9/02              16,651.19                  16,651.19       18,512.44
9/03              17,413.40                  17,413.40       19,513.92

AVERAGE ANNUAL TOTAL RETURN FOR THE PERIODS ENDED
SEPTEMBER 30, 2003

                       ONE      FIVE    SINCE
                       YEAR     YEAR   INCEPTION
                      -------  ------  -----------
GE Fixed Income        3.71%     4.93%    5.84%
GE Fixed Income W/LOAD 0.80%     4.93%    5.84%
   MAXIMUM LOAD        3.00%     0.00%    0.00%
LB Aggregate           5.41%     6.63%    7.10%

CLASS C SHARES

[LINE CHART OMITTED, PLOT POINTS AS FOLLOWS:]

          GE Fixed Income    GE Fixed Income w/load    LB Aggregate
9/30/99         10,000.00                 10,000.00       10,000.00
3/00            10,126.79                 10,126.79       10,208.16
9/00            10,514.93                 10,514.93       10,699.05
3/01            11,214.34                 11,214.34       11,487.32
9/01            11,700.73                 11,700.73       12,084.89
3/02            11,610.47                 11,610.47       12,101.67
9/02            12,498.80                 12,498.80       13,123.76
3/03            12,783.53                 12,783.53       13,515.85
9/03            12,971.71                 12,971.71       13,833.73

AVERAGE ANNUAL TOTAL RETURN FOR THE PERIODS ENDED
SEPTEMBER 30, 2003

                       ONE       THREE    SINCE
                       YEAR      YEAR   INCEPTION
                      ------    ------  ---------
GE Fixed Income        3.78%     7.25%    6.72%
GE Fixed Income W/LOAD 2.78%     7.25%    6.72%
   MAXIMUM LOAD        1.00%     0.00%    0.00%
LB Aggregate           5.41%     8.94%    8.45%

CLASS Y SHARES

[LINE CHART OMITTED, PLOT POINTS AS FOLLOWS:]

             GE Fixed Income     LB Aggregate
11/29/93           10,000.00        10,000.00
9/94                9,765.50         9,724.23
9/95               11,044.37        11,091.57
9/96               11,521.71        11,635.00
9/97               12,643.48        12,765.31
9/98               13,949.99        14,234.60
9/99               13,828.00        14,182.50
9/00               14,673.02        15,173.93
9/01               16,505.90        17,139.40
9/02               17,794.77        18,612.77
9/03               18,655.90        19,619.68

AVERAGE ANNUAL TOTAL RETURN FOR THE PERIODS ENDED
SEPTEMBER 30, 2003

                        ONE      FIVE    SINCE
                       YEAR      YEAR   INCEPTION
                     -------   ------  ------------
GE Fixed Income       4.75%     5.99%    6.54%
LB Aggregate          5.41%     6.63%    7.09%


* MOODY'S INVESTORS SERVICES, INC., STANDARD & POOR'S AND FITCH ARE NATIONALLY RECOGNIZED STATISTICAL RATING ORGANIZATIONS.

SEE NOTES TO PERFORMANCE BEGINNING ON PAGE 67 FOR FURTHER INFORMATION, INCLUDING AN EXPLANATION OF LIPPER PEER CATEGORIES. PAST PERFORMANCE DOES NOT PREDICT FUTURE PERFORMANCE AND THE GRAPH AND TABLE DO NOT REFLECT THE DEDUCTION OF TAXES THAT A SHAREHOLDER WOULD PAY ON FUND DISTRIBUTIONS OR THE REDEMPTION OF FUND SHARES.

                                                            GE FIXED INCOME FUND
--------------------------------------------------------------------------------

                                      SCHEDULE OF INVESTMENTS SEPTEMBER 30, 2003
--------------------------------------------------------------------------------


GE FIXED INCOME FUND

PORTFOLIO COMPOSITION AS A % OF THE MARKET VALUE OF $361,484 (IN THOUSANDS) AS OF SEPTEMBER 30, 2003

ASSET BACKED & OTHERS 32.4%
MORTGAGE BACKED 26.5%
CORPORATE NOTES 20.3%
FEDERAL AGENCIES 13.2%
U.S.TREASURIES 7.6%

                                    PRINCIPAL
                                       AMOUNT         VALUE
--------------------------------------------------------------------------------

BONDS AND NOTES -- 111.1%+
--------------------------------------------------------------------------------

U.S. TREASURIES -- 16.8%

U.S. Treasury Bonds
   5.50%    08/15/28              $4,445,000  $   4,762,862(h)
   6.88%    08/15/25               1,190,000      1,495,401(h)
   7.25%    05/15/16               5,375,000      6,876,345(h)
   8.13%    08/15/19 - 08/15/21    6,560,000      9,135,159(h)
   10.63%   08/15/15                 340,000        543,388(h)
                                                 22,813,155
U.S. Treasury Notes
   2.00%    08/31/05               4,360,000      4,406,783(j)
   2.38%    08/15/06              11,575,000     11,733,230(j)
   2.63%    05/15/08               6,035,000      6,020,214(j)
   3.13%    09/15/08                 580,000        587,023
   4.25%    08/15/13                  85,000         87,135
   6.00%    08/15/09                 425,000        491,143
   6.50%    02/15/10               1,345,000      1,596,488(h)
                                                 24,922,016

TOTAL U.S. TREASURIES
   (COST $46,640,328)                            47,735,171


FEDERAL AGENCIES -- 9.6%

Federal Home Loan Bank
   1.88%    06/15/06               3,865,000      3,848,380(j)
   2.50%    12/15/05               2,885,000      2,929,833(h)
   2.88%    09/15/06               4,040,000      4,114,255
                                                 10,892,468
Federal Home Loan Mortgage Corp.
   5.00%    07/30/09               1,090,000      1,120,160
   5.25%    01/15/06               4,415,000      4,748,465
                                                  5,868,625
Federal National Mortgage Assoc.
   2.88%    05/19/08               2,190,000      2,155,464(h)
   3.25%    01/15/08                 650,000        659,386

                                    PRINCIPAL
                                       AMOUNT         VALUE
--------------------------------------------------------------------------------

   3.75%    09/15/08              $2,895,000   $  2,925,803
   4.38%    07/17/13               1,705,000      1,658,846
   5.00%    05/14/07               2,075,000      2,122,849(h)
   6.63%    11/15/30                 935,000      1,093,875
                                                 10,616,223

TOTAL FEDERAL AGENCIES
   (COST $26,871,303)                            27,377,316

AGENCY MORTGAGE BACKED -- 28.2%

Federal Home Loan Mortgage Corp.
   5.00%    04/01/13                 676,099        706,946
   6.00%    08/01/17 - 08/01/29      593,515        613,108
   6.50%    01/01/27 - 02/01/33      254,906        265,235
   7.00%    10/01/16 - 09/01/32      318,356        335,628
   7.50%    01/01/08 -03/01/32       647,372        689,641
   8.00%    11/01/30                 124,149        134,230
   8.50%    04/01/30 - 05/01/30      163,517        175,544
   9.00%    12/01/16                  53,659         59,571
   9.50%    04/01/21                   5,887          6,571(h)
                                                  2,986,474
Federal National Mortgage Assoc.
   5.50%    03/01/14 - 08/01/33    2,388,795      2,462,038
   6.00%    09/01/14 - 10/01/33    4,796,015      4,955,237
   6.50%    06/01/17 - 10/01/33    2,964,795      3,100,751
   7.00%    08/01/13 - 06/01/33    3,648,158      3,858,331
   7.50%    12/01/09 - 03/01/33    3,301,928      3,514,908
   8.00%    12/01/12 - 01/01/33    1,376,350      1,468,396
   8.50%    05/01/31 - 04/01/32      627,716        673,918
   9.00%    06/01/09 - 12/01/22      689,288        756,792
   5.00%    TBA                   19,815,000     20,198,559(c)
   5.50%    TBA                   29,015,000     29,689,619(c)
   6.50%    TBA                    2,800,000      2,955,750(c)
                                                 73,634,299
Federal Reserve Corp.
   6.50%    09/15/33                 125,000        131,094

Government National Mortgage Assoc.
   6.00%    04/15/33 - 07/15/33      508,530        528,644
   6.50%    02/15/24 - 05/15/33    1,207,041      1,267,846
   7.00%    03/15/12 - 02/15/28      580,315        617,977
   7.50%    01/15/23 - 09/15/28      541,801        582,440
   8.00%    12/15/29 - 06/15/30       61,388         65,757
   9.00%    11/15/16 - 12/15/21      384,185        424,088
                                                  3,486,752

TOTAL AGENCY MORTGAGE BACKED
   (COST $79,193,793)                            80,238,619


AGENCY COLLATERALIZED MORTGAGE OBLIGATIONS -- 5.4%

Collateralized Mortgage Obligation
   Trust (Class B)
   6.29%    11/01/18                  25,745         22,141(d,f)

Fannie Mae Whole Loan
   2.25%    06/25/43               7,583,970        559,318(g,i)


--------------------
See Notes to Schedules of Investments on page 69 and Notes to Financial Statements.

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--------------------------------------------------------------------------------

                                      SCHEDULE OF INVESTMENTS September 30, 2003
--------------------------------------------------------------------------------


                                    PRINCIPAL
                                       AMOUNT         VALUE
--------------------------------------------------------------------------------

Federal Home Loan Mortgage Corp.
   4.00%    10/15/27             $ 1,070,410    $ 1,083,613
   4.37%    08/01/27                  14,391         13,848(d,f)
   5.00%    07/15/14 - 05/15/17    1,675,214        174,945(g)
   6.25%    01/15/23                  78,281         80,415
   6.38%    05/25/43               2,478,468        322,975(g,i)
   7.50%    01/15/16 - 07/15/27      181,648        193,656(g)
   7.75%    03/15/22                 238,013        250,985
   8.00%    04/15/20 - 07/01/24       70,946         20,037(g)
   12.80%   06/15/33                 963,039      1,040,881(i)
   18.10%   05/15/31                 160,000        179,200(i)
                                                  3,360,555
Federal Home Loan Mortgage
   Corp. (Class D)
   5.50%    06/15/33               1,011,763        182,919(g)
Federal Home Loan Mortgage
   Corp. (Series T)
   6.98%                           1,303,787        188,234(g,i)

Federal National Mortgage Assoc.
   4.00%    08/28/17 - 02/25/28    1,801,737      1,824,749
   5.00%    08/25/17                 354,727         57,882(g)
   5.50%    01/25/27                 805,274        138,910(g)
   5.89%    10/25/29               1,117,966        129,964(g,i)
   6.49%    05/25/42 - 09/25/42   14,574,781      2,001,116(g,i)
   6.54%    04/25/17 - 10/25/17    2,595,750        323,377(g,i)
   6.59%    08/25/16                 942,575        110,936(g,i)
   6.99%    06/25/42               1,767,526        255,187(g,i)
   7.50%    07/25/41                 228,628        251,205
   8.00%    07/25/14                 636,227        718,035
   11.98%   09/25/31                 697,671        749,351(i)
   12.82%   05/25/17 - 12/25/17    1,171,137      1,291,066(i)
   15.00%   12/25/42               1,969,795         74,483(d,g)
   16.54%   03/25/17                 415,629        467,697(i)
   18.17%   04/25/32                 285,965        328,569(i)
                                                  8,722,527
Federal National Mortgage
   Assoc. (Class A)
   7.50%    11/25/31                 457,006        502,135

Federal National Mortgage
   Assoc. (Class S)
   5.99%    02/25/31               1,143,160        131,463(g,i)

Federal National Mortgage
   Assoc. REMIC
   7.50%    02/25/41                 426,865        469,018
   14.19%   03/25/31               1,166,152      1,244,298(i)
                                                  1,713,316
Federal National Mortgage Assoc.
   REMIC (Class B)
   5.50%    12/25/22                  18,192         15,500(d,f)

Federal National Mortgage Assoc.
   REMIC (Class J)
   1080.91% 03/25/22                      74          1,041(g)

Federal National Mortgage Assoc.
   REMIC (Class K)
   1008.00% 05/25/22                      94          2,113(g)

                                    PRINCIPAL
                                       AMOUNT         VALUE
--------------------------------------------------------------------------------

Federal National Mortgage
   Assoc. STRIPS
   7.50%    11/01/23 - 01/01/24  $   537,935  $      94,837(g)
   8.00%    08/01/23 - 07/01/24      126,365         23,034(g)
   8.50%    03/01/17 - 07/25/22       58,778         10,990(g)
   9.00%    05/25/22                  18,743          3,798(g)
                                                    132,659

TOTAL AGENCY COLLATERALIZED
   MORTGAGE OBLIGATIONS
   (COST $15,671,774)                            15,533,921

ASSET BACKED -- 17.7%

AESOP Funding II LLC. (Class A)
   3.85%    10/20/06                 313,000        322,292(b)
American Express Credit Account
   Master Trust (Class A)
   1.16%    02/15/08                 760,000        760,136(i,p)
   1.24%    12/15/08                 500,000        501,048(i)
   1.26%    04/15/08                 100,000        100,216(i)
   1.26%    09/15/08               1,117,000      1,119,923(i)
Bank One Issuance Trust
   (Class A)
   1.17%    10/15/08                 500,000        500,238(i)
   1.23%    12/15/10               1,000,000      1,000,895(i)
Bank One Issuance Trust
   (Class C)
   3.76%    08/15/08                 366,000        373,778
Bear Stearns Asset Backed
   Securities Inc. (Class A)
   1.49%    02/25/34                 900,000        900,000(i)
BMW Vehicle Owner Trust
   (Class B)
   2.93%    03/25/09                 251,000        253,623
Capital Auto Receivables
   Asset Trust (Class A)
   1.21%    04/17/06                 525,000        525,051(i)
Capital One Prime Auto
   Receivables Trust (Class A)
   2.09%    09/17/07                 440,000        439,450(i)
Carco Auto Loan Master Trust
   1.19%    11/15/06                 400,000        400,136(i,p)
CDC Mortgage Capital
   Trust (Class A)
   1.44%    08/25/33               1,027,899      1,027,103(i,p)
   1.61%    03/25/33                 376,529        377,598(i,p)
Chase Credit Card Master
   Trust (Class A)
   1.18%    03/12/08               3,800,000      3,802,428(i,p)
   1.23%    07/15/10               1,780,000      1,782,351(i)
Chase Funding Mortgage Loan
   Asset-Backed Certificates
   1.36%    03/25/32                 458,306        458,434(i)
   2.34%    04/25/24                 300,000        299,013
   2.73%    05/25/36               1,000,000        991,250
Chase Manhattan Auto Owner
   Trust (Class A)
   2.57%    02/16/10               1,500,000      1,574,835

---------------------
See Notes to Schedules of Investments on page 69 and Notes to Financial Statements.

                                                            GE FIXED INCOME FUND
--------------------------------------------------------------------------------

                                      SCHEDULE OF INVESTMENTS SEPTEMBER 30, 2003
--------------------------------------------------------------------------------

                                    PRINCIPAL
                                       AMOUNT         VALUE
--------------------------------------------------------------------------------

Citibank Credit Card Issuance Trust
   1.18%    12/17/07             $   800,000  $     800,142(i)
   1.26%    02/07/08               1,200,000      1,202,514(i)
   4.10%    12/07/06                 375,000        386,629
   4.45%    04/07/10                 316,000        321,799
   5.65%    06/16/08               1,030,000      1,120,516
Citibank Credit Card Issuance
   Trust (Class A)
   2.70%    01/15/08                 477,000        484,451
Citibank Credit Card Issuance
   Trust (Class B)
   1.45%    03/07/08                 613,000        613,874(i)
Citibank Credit Card Master
   Trust I (Class A)
   5.88%    03/10/11                 210,000        234,236
Countrywide Asset-Backed Certificates
   1.37%    07/25/31                  85,019         85,144(i)
   1.41%    06/25/33                 443,094        442,991(i,p)
Countrywide Asset-Backed
   Certificates (Class A)
   1.40%    08/25/32                 400,651        400,798(i)
Discover Card Master
   Trust I (Class A)
   1.30%    09/18/07 - 11/15/07    2,500,000      2,504,942(i,p)
Federal National Mortgage Assoc.
   3.95%    12/26/31                 400,000        410,368
Fleet Credit Card Master
   Trust II (Class A)
   2.40%    07/15/08                 242,000        244,168
Fleet Home Equity Loan
   Trust (Class A)
   1.36%    01/20/33               1,085,994      1,085,100(i)
Ford Credit Auto Owner
   Trust (Class B)
   4.79%    11/15/06                 307,000        320,701
Green Tree Financial Corp.
   (Class A)
   6.90%    04/15/18                  22,144         22,614
Household Automotive
   Trust (Class A)
   1.42%    07/17/09                 500,000        501,235(i)
   1.46%    05/18/09               4,000,000      4,004,086(i,p)
MBNA Credit Card Master
   Note Trust (Class A)
   1.18%    04/15/08               1,000,000      1,000,639(i,p)
   1.23%    08/16/10                 500,000        500,881(i)
MBNA Credit Card Master
   Note Trust (Class C)
   4.05%    01/15/08                 165,000        169,100
Merrill Lynch Home Equity Loan
   1.30%    09/25/27                  98,927         98,679(i)
Mid-State Trust (Class A)
   7.54%    07/01/35                  34,293         35,373
National City Credit Card
   Master Trust (Class A)
   1.27%    08/15/07               1,000,000      1,002,069(i,p)

                                    PRINCIPAL
                                       AMOUNT         VALUE
--------------------------------------------------------------------------------

Nissan Auto Receivables
   Owner Trust (Class A)
   2.05%    03/16/09             $   250,000  $     246,368
   2.61%    07/15/08                 351,000        353,822
Peco Energy Transition Trust
   6.52%    12/31/10                 250,000        287,180
PSE&G Transition Funding LLC
   (Class A)
   6.61%    06/15/15                 347,000        403,519
Residential Asset Mortgage
   Products Inc. (Class A)
   1.40%    06/25/32                 861,133        861,780(i)
Residential Asset Securities
   Corp. (Class A)
   1.37%    07/25/32                 248,831        248,275(i)
   1.41%    06/25/33                 959,211        957,946(i)
   2.66%    11/25/28                 201,000        200,757
Saxon Asset Securities Trust
   (Class A)
   1.52%    12/25/32                 834,393        835,372(i)
Sears Credit Account Master
   Trust (Class A)
   1.25%    08/18/09               3,000,000      2,996,618(i)
   1.50%    11/17/09                 500,000        500,531(i,p)
Superior Wholesale Inventory
   Financing Trust
   1.21%    01/16/06 - 03/15/06    5,700,000      5,699,794(i,p)
Superior Wholesale Inventory
   Financing Trust (Class A)
   1.24%    04/15/07               1,000,000      1,001,214(i,p)
West Penn Funding LLC Transition
   Bonds (Class A)
   6.81%    09/25/08                 117,000        126,395

TOTAL ASSET BACKED
   (COST $50,077,263)                            50,222,418

CORPORATE NOTES -- 25.8%

Alabama Power Co.
   5.70%    02/15/33                 325,000        318,788
Alabama Power Co. (Series V)
   5.60%    03/15/33                 210,000        203,054
Albertson's Inc.
   7.45%    08/01/29                 230,000        259,144
Allstate Financial Global Funding
   5.25%    02/01/07                 360,000        386,813(b)
American Electric Power Co. Inc.
   (Series D)
   5.25%    06/01/15                 350,000        341,400
American Honda Finance Corp.
   1.30%    08/15/06                 315,000        314,989(b,i)
American Standard Inc.
   7.38%    04/15/05                 315,000        333,113
Anadarko Petroleum Corp.
   5.00%    10/01/12                 180,000        185,156

--------------------
See Notes to Schedules of Investments on page 69 and Notes to Financial Statements.

                                                            GE FIXED INCOME FUND
--------------------------------------------------------------------------------

                                      SCHEDULE OF INVESTMENTS SEPTEMBER 30, 2003
--------------------------------------------------------------------------------


                                    PRINCIPAL
                                       AMOUNT         VALUE
--------------------------------------------------------------------------------

Anheuser-Busch Cos. Inc.
   6.50%    02/01/43              $  630,000  $     707,985
AOL Time Warner Inc.
   6.88%    05/01/12                  75,000         84,392
   7.70%    05/01/32                 250,000        288,129
Appalachian Power Co. (Series E)
   4.80%    06/15/05                 220,000        229,875
Appalachian Power Co. (Series G)
   3.60%    05/15/08                 165,000        164,515
Arizona Public Service
   5.63%    05/15/33                 150,000        140,545
AT&T Corp.
   7.80%    11/15/11                 600,000        694,749(k)
Bank of America Corp.
   3.88%    01/15/08                 330,000        340,067
   7.40%    01/15/11                 485,000        575,257
Bank One Corp.
   6.50%    02/01/06                 600,000        659,909
Baxter International Inc.
   4.63%    03/15/15                 300,000        293,085(b)
BB&T Corp.
   4.75%    10/01/12                 110,000        111,305
   6.38%    06/30/25                 290,000        313,245(i)
Belo Corp.
   8.00%    11/01/08                 245,000        292,623
British Sky Broadcasting PLC
   6.88%    02/23/09                 315,000        352,136
British Telecommunications PLC.
   8.38%    12/15/10                 180,000        221,657(k)
Cadbury Schweppes
   US Finance LLC.
   5.13%    10/01/13                 110,000        111,589(b)
Campbell Soup Co.
   5.50%    03/15/07                 225,000        246,391
Carolina Power & Light Co.
   6.13%    09/15/33                 250,000        259,423
Cendant Corp.
   6.25%    01/15/08                 335,000        368,725
Centerior Energy Corp. (Series B)
   7.67%    07/01/04                 160,000        166,562
Cia Brasileira de Bebidas
   8.75%    09/15/13                 485,000        488,385(b)
Citigroup Inc.
   7.25%    10/01/10                 685,000        809,323
City National Corp.
   5.13%    02/15/13                 195,000        199,172
Comcast Cable Communications
   6.38%    01/30/06                 450,000        488,777
Comcast Corp.
   5.50%    03/15/11                 290,000        305,419
   5.85%    01/15/10                 615,000        665,970
ConAgra Foods Inc.
   6.00%    09/15/06                 350,000        384,021
   7.88%    09/15/10                 140,000        169,927
Conoco Inc.
   5.90%    04/15/04               1,175,000      1,203,882
   6.95%    04/15/29                 150,000        172,252

                                    PRINCIPAL
                                       AMOUNT         VALUE
--------------------------------------------------------------------------------

Countrywide Home Loans Inc.
   1.62%    06/02/06              $  700,000  $     701,728(i)
   5.63%    05/15/07                 295,000        319,810
COX Enterprises Inc.
   8.00%    02/15/07                 380,000        437,964(b)
CSX Corp.
   5.50%    08/01/13                 230,000        241,429
   7.25%    05/01/04                 100,000        103,193
DaimlerChrysler N.A.
   Holding Corp.
   4.05%    06/04/08                 725,000        718,910
Delhaize America Inc.
   7.38%    04/15/06                 210,000        224,700
Deutsche Telekom International
   Finance BV
   5.25%    07/22/13                 810,000        820,621
Devon Financing Corp. ULC
   7.88%    09/30/31                 370,000        453,805
Dominion Resources Inc. (Series A)
   2.80%    02/15/05                 185,000        187,319
   4.13%    02/15/08                 535,000        545,841
Domtar Inc.
   7.88%    10/15/11                 300,000        358,320
Duke Energy Corp.
   4.50%    04/01/10                 180,000        180,714
   5.38%    01/01/09                 470,000        501,170
EOP Operating LP
   7.25%    02/15/18                 495,000        575,522
   7.75%    11/15/07                 455,000        527,300
Equitable Resources Inc.
   5.15%    11/15/12                 230,000        242,077
ERP Operating LP
   6.63%    03/15/12                 830,000        936,231
European Investment Bank
   4.63%    03/01/07                 465,000        498,208
Ford Motor Co.
   7.45%    07/16/31                 335,000        309,076
Ford Motor Credit Co.
   6.88%    02/01/06               1,560,000      1,660,524
   7.38%    10/28/09                 420,000        448,597
   7.50%    03/15/05                 295,000        313,642
   7.60%    08/01/05                 230,000        246,768
FPL Group Capital Inc.
   7.38%    06/01/09                 645,000        759,805
Fred Meyer Inc. Holding Co.
   7.38%    03/01/05                 335,000        360,454
General Mills Inc.
   3.88%    11/30/07                 295,000        304,804
   5.13%    02/15/07                 380,000        409,184
General Motors Acceptance Corp.
   4.15%    02/07/05                 305,000        309,505
   5.13%    05/09/08                  65,000         66,483
   5.75%    11/10/03                 430,000        431,846
   6.13%    09/15/06                 260,000        275,003
   6.87%    12/01/12                 580,000        313,163(d)
   6.88%    09/15/11 - 08/28/12    1,000,000      1,033,630


--------------------
See Notes to Schedules of Investments on page 69 and Notes to Financial Statements.

                                                            GE FIXED INCOME FUND
--------------------------------------------------------------------------------

                                      SCHEDULE OF INVESTMENTS SEPTEMBER 30, 2003
--------------------------------------------------------------------------------


                                    PRINCIPAL
                                       AMOUNT         VALUE
--------------------------------------------------------------------------------

Georgia Power Co.
   4.88%    07/15/07              $  295,000   $    313,963
Golden West Financial Corp.
   4.75%    10/01/12                 225,000        227,174
Goldman Sachs Group Inc.
   1.30%    08/18/06                 325,000        324,981(i)
   4.13%    01/15/08                 150,000        155,399
   6.60%    01/15/12                 575,000        649,758
Household Finance Corp.
   3.38%    02/21/06                 135,000        138,246
   6.38%    10/15/11 - 11/27/12      625,000        694,378
   6.50%    01/24/06                 695,000        761,346
HSBC Capital Funding LP
   4.61%    12/29/49                 810,000        768,994(b,i)
   9.55%    12/31/49                 355,000        454,813(b,i,k)
Hudson United Bank
   7.00%    05/15/12                 450,000        508,759
Humana Inc.
   6.30%    08/01/18                 360,000        381,861
Hydro Quebec
   8.00%    02/01/13                 180,000        229,821
   8.25%    04/15/26                 660,000        876,531
International Business
   Machines Corp.
   1.27%    09/10/04               1,000,000      1,000,884(i)
International Paper Co.
   6.75%    09/01/11                 150,000        169,199
John Deere Capital Corp.
   4.13%    07/15/05                 605,000        630,101
John Hancock Funds
   6.50%    03/01/11                 245,000        275,892(b)
John Hancock Global Funding II
   5.63%    06/27/06                 355,000        386,386(b)
Kellogg Co. (Series B)
   6.60%    04/01/11                 350,000        398,795
   7.45%    04/01/31                 485,000        589,237
Keycorp
   4.63%    05/16/05                 665,000        696,827
KeySpan Corp.
   5.88%    04/01/33                 180,000        182,248
KFW International Finance
   4.75%    01/24/07                 710,000        762,272
Kinder Morgan Inc.
   6.50%    09/01/12                 230,000        256,534
Kraft Foods Inc.
   5.25%    06/01/07                 420,000        448,963
Kroger Co.
   7.65%    04/15/07                 375,000        429,477
Lehman Brothers Holdings Inc.
   5.88%    11/15/17                 230,000        243,307
Lockheed Martin Corp.
   8.50%    12/01/29               1,020,000      1,361,690
Marsh & McLennan Cos. Inc.
   5.88%    08/01/33                 280,000        280,316
Masco Corp.
   5.88%    07/15/12                 295,000        320,636
   6.75%    03/15/06                 365,000        404,283

                                    PRINCIPAL
                                       AMOUNT         VALUE
--------------------------------------------------------------------------------

Merrill Lynch & Co. Inc.
   3.38%    09/14/07                $380,000  $     385,039
Metropolitan Life Global Funding I
   4.75%    06/20/07                 510,000        547,968(b)
Midamerican Energy Holdings Co.
   3.50%    05/15/08                 350,000        347,244
Monumental Global Funding III
   (Series A)
   5.20%    01/30/07                 310,000        332,134(b)
Morgan Stanley
   4.25%    05/15/10                 245,000        247,823
   5.30%    03/01/13                 465,000        480,024
Murphy Oil Corp.
   7.05%    05/01/29                 195,000        224,799
National Rural Utilities Cooperative
   Finance Corp.
   6.00%    05/15/06                 710,000        776,547
NB Capital Trust IV
   8.25%    04/15/27                 220,000        260,501
News America Inc.
   6.55%    03/15/33                 245,000        236,887
Nisource Finance Corp.
   5.40%    07/15/14                 505,000        511,658
Nordic Investment Bank
   2.75%    01/11/06                 105,000        107,220
Norsk Hydro ASA
   7.25%    09/23/27                 305,000        359,353
Northeast Utilities (Series B)
   3.30%    06/01/08                 235,000        228,161
Ocean Energy Inc.
   4.38%    10/01/07                 230,000        239,467
Ohio Power Co. (Series E)
   6.60%    02/15/33                  95,000        100,954(b)
Oncor Electric Delivery Co.
   7.25%    01/15/33                  90,000        102,865(b)
Pall Corp.
   6.00%    08/01/12                 230,000        243,041(b)
Panhandle Eastern Pipe Line
   4.80%    08/15/08                 370,000        381,009(b)
Pemex Finance Ltd.
   9.03%    02/15/11                 260,000        311,787
Pemex Project Funding
   Master Trust
   7.38%    12/15/14                 585,000        624,488
Petro-Canada
   5.35%    07/15/33                 200,000        181,608
Petroleos Mexicanos
   9.50%    09/15/27                 640,000        774,400
PP&L Capital Funding Inc.
   7.75%    04/15/05                 305,000        328,496
Principal Life Global Funding I
   5.25%    01/15/13                 235,000        243,185(b)
Procter & Gamble - ESOP (Series A)
   9.36%    01/01/21                 205,000        287,199
Progress Energy Inc.
   5.85%    10/30/08                 230,000        249,798
   7.75%    03/01/31                 215,000        246,542

--------------------
See Notes to Schedules of Investments on page 69 and Notes to Financial Statements.

                                                            GE FIXED INCOME FUND
--------------------------------------------------------------------------------

                                      SCHEDULE OF INVESTMENTS SEPTEMBER 30, 2003
--------------------------------------------------------------------------------

                                    PRINCIPAL
                                       AMOUNT         VALUE
--------------------------------------------------------------------------------

PSI Energy Inc.
   6.65%    06/15/06                $185,000  $     203,254
Public Service Co. of Colorado
   4.88%    03/01/13                 200,000        201,270(b)
   7.88%    10/01/12                 305,000        370,709
Public Service Co. of New Mexico
   4.40%    09/15/08                 370,000        378,445
Public Service Electric & Gas
   5.00%    01/01/13                 225,000        229,364
Puget Energy Inc.
   3.36%    06/01/08                 225,000        220,646
Quest Diagnostics
   6.75%    07/12/06                 155,000        170,240
Raytheon Co.
   6.75%    08/15/07                 200,000        225,509
   8.20%    03/01/06                 205,000        232,637
Royal Bank of Scotland Group PLC.
   7.65%    08/31/49                 110,000        132,936(i)
   8.82%    03/31/49                 290,000        318,124
Royal Bank of Scotland
   Group PLC. ADR
   9.12%    03/31/49                 265,000        334,765
Safeco Corp.
   4.20%    02/01/08                  90,000         92,748
Safeway Inc.
   6.15%    03/01/06                 765,000        829,663
Sara Lee Corp.
   6.13%    11/01/32                  80,000         84,370
SC Johnson & Son Inc.
   5.75%    02/15/33                 150,000        147,071(b)
Shurgard Storage Centers Inc.
   5.88%    03/15/13                 375,000        393,491
Simon Property Group LP
   6.75%    07/15/04                 230,000        238,986
Southtrust Bank NA
   7.00%    11/15/08                 115,000        133,901
Sprint Capital Corp.
   6.13%    11/15/08                 330,000        355,851
   7.63%    01/30/11                 485,000        546,709
   8.38%    03/15/12                 350,000        412,433
Synovus Financial Corp.
   4.88%    02/15/13                 155,000        155,744
Telefonos de Mexico S.A. de C.V.
   8.25%    01/26/06                 350,000        388,500
Textron Inc.
   4.50%    08/01/10                 350,000        354,855
The Bear Stearns Cos. Inc.
   5.70%    01/15/07                 355,000        388,229
The May Department Stores Co.
   8.50%    06/01/19                 140,000        176,263
The Progressive Corp.
   6.25%    12/01/32                 210,000        222,086
Time Warner Cos.
   7.57%    02/01/24                 495,000        553,849
Time Warner Inc.
   7.75%    06/15/05                 290,000        316,641
Toll Brothers Inc.
   5.95%    09/15/13                 300,000        316,632(b)

                                    PRINCIPAL
                                       AMOUNT         VALUE
--------------------------------------------------------------------------------

Travelers Property Casualty Corp.
   6.38%    03/15/33               $ 350,000  $     370,225
Turner Broadcasting System Inc.
   8.38%    07/01/13                 350,000        429,950
Tyson Foods Inc.
   6.63%    10/01/04                 155,000        161,480
   7.25%    10/01/06                 620,000        691,596
Union Electric Co.
   5.10%    08/01/18                 305,000        308,540
Union Planters Bank NA
   5.13%    06/15/07                 310,000        332,151
United Dominion Realty Trust Inc.
   6.50%    06/15/09                 220,000        245,447
United Overseas Bank Ltd.
   4.50%    07/02/13                 360,000        351,920(b)
Univision Communications Inc.
   7.85%    07/15/11                 200,000        234,440
Vale Overseas Ltd.
   9.00%    08/15/13                 365,000        380,512(b)
Valero Energy Corp.
   6.88%    04/15/12                  90,000        100,433
   7.50%    04/15/32                 245,000        271,929
Verizon Florida Inc. (Series F)
   6.13%    01/15/13                 225,000        246,449
Verizon Pennsylvania (Series A)
   5.65%    11/15/11                 155,000        166,052
Wachovia Corp.
   4.95%    11/01/06                 325,000        348,446
Washington Mutual Inc.
   5.63%    01/15/07                 310,000        337,127
Waste Management Inc.
   7.38%    08/01/10                 375,000        437,479
Webster Bank
   5.88%    01/15/13                 230,000        241,689(b)
Wells Fargo & Co.
   1.20%    10/01/04               1,000,000      1,000,740(i)
   5.25%    12/01/07                 650,000        706,354
Wendy's International Inc.
   6.20%    06/15/14                 490,000        545,230
Weyerhaeuser Co.
   5.50%    03/15/05                 615,000        646,073
   6.00%    08/01/06                 570,000        619,594
   6.13%    03/15/07                 250,000        274,693
Wisconsin Energy Corp.
   5.88%    04/01/06                 425,000        459,711

TOTAL CORPORATE NOTES
   (COST $70,378,569)                            73,386,544

MUNICIPALS -- 0.1%

Illinois St.
   5.10%    06/01/33
   (COST $258,008)                   295,000        274,551

---------------------
See Notes to Schedules of Investments on page 69 and Notes to Financial Statements.

                                                            GE FIXED INCOME FUND
--------------------------------------------------------------------------------

                                      SCHEDULE OF INVESTMENTS SEPTEMBER 30, 2003
--------------------------------------------------------------------------------


                                    PRINCIPAL
                                       AMOUNT        VALUE
--------------------------------------------------------------------------------

NON-AGENCY COLLATERALIZED MORTGAGE OBLIGATIONS -- 5.5%

Bear Stearns Commercial Mortgage
   Securities (Class A)
   6.02%    02/14/31             $   600,000  $     664,406
Bear Stearns Commercial Mortgage
   Securities (Class B)
   6.20%    02/14/31                  36,000         40,134
Chase Commercial Mortgage
   Securities Corp. (Class A)
   6.03%    11/18/30                 200,752        215,102
   6.39%    11/18/30                 857,000        963,867
Citicorp Mortgage Securities Inc.
   (Class B)
   6.13%    08/25/32                 332,986        346,984(i)
Crusade Global Trust (Class A)
   1.33%    09/18/34                 250,000        254,522(i)
CS First Boston Mortgage Securities
   Corp. (Class A)
   5.11%    09/15/34                 111,000        118,708
   6.13%    04/15/37                 310,000        345,078
DLJ Commercial Mortgage Corp.
   6.24%    11/12/31                 963,000      1,076,256
First Horizon Asset Securities Inc.
   (Class B)
   6.25%    09/25/32                 222,640        227,927
First Union-Lehman Brothers-Bank
   of America (Class A)
   6.56%    11/18/35                 250,000        282,885
Granite Mortgages PLC.
   1.29%    01/20/43               1,000,000        999,500(i)
Impac CMB Trust (Class A)
   1.54%    11/25/32                 631,420        632,440(i)
JP Morgan Chase Commercial
   Mortgage Securities Corp.
   6.47%    11/15/35                 150,000        170,351
JP Morgan Chase Commercial
   Mortgage Securities Corp.
   (Class A)
   4.92%    10/15/37                 422,000        429,634(i)
KSL Resorts (Class A)
   1.67%    05/15/13                 100,000        100,000(b,i)
LB-UBS Commercial Mortgage Trust
   3.82%    03/15/34               1,305,000         37,233(b,d)
   6.23%    03/15/26                 229,000        256,521
   8.84%    02/15/37               3,905,204        108,613(b,d)
   10.22%   04/15/37               5,433,592        115,464(b,d)
LB-UBS Commercial Mortgage
   Trust (Class A)
   4.93%    09/15/35                 629,000        641,580(i)
   6.13%    12/15/30                 400,000        446,401
   6.65%    11/15/27               1,500,000      1,720,165
LB-UBS Commercial Mortgage
   Trust (Class B)
   6.65%    07/14/16                  66,000         74,673(b)
Master Asset Securitization Trust
   6.31%    09/25/32                 177,896        183,806(i)

                                    PRINCIPAL
                                       AMOUNT         VALUE
--------------------------------------------------------------------------------

Morgan Stanley Capital I (Class A)
   5.01%    04/15/38              $  257,000   $    264,871
   6.53%    03/15/31                 564,000        637,106
   7.11%    04/15/33                 707,000        821,782
Morgan Stanley Capital I (Class D)
   7.09%    07/15/30                 179,000        207,393(i)
Morgan Stanley Dean Witter
   Capital I
   0.85%    10/15/35               2,374,000         71,224(b,g,i)
   0.91%    04/15/34               1,406,000         45,772(b,g,i)
   7.20%    10/15/33                  72,000         84,418
Morgan Stanley Dean Witter
   Capital I (Class A)
   5.72%    12/18/32                  50,000         54,674
   5.98%    02/01/31                 203,142        215,029
   6.39%    10/15/35                 250,000        282,691
   6.54%    02/01/31                 125,000        140,878
Morgan Stanley Dean Witter
   Capital I (Class X)
   1.58%    02/01/31                 756,623         40,757(b,g,i)
Puma Finance Ltd. (Class A)
   1.31%    10/11/34                 450,000        449,730(i)
Residential Asset
   Securitization Trust
   1.05%    08/25/30                 296,770          5,223(g,i)
Salomon Brothers Mortgage
   Securities VII
   7.00%    07/25/24                 354,666        339,364(i)
Structured Asset Securities
   Corp. (Class X)
   1.97%    02/25/28                 425,980         25,559(g,i)
Thornburg Mortgage Securities
   Trust (Class A)
   1.45%    04/25/43                 792,140        791,875(i,p)
Wachovia Bank Commercial
   Mortgage Trust
   1.64%    03/15/15                 210,000        209,818(b,i)
   2.02%    03/15/15                 130,000        129,896(b,i)
Wachovia Bank Commercial
   Mortgage Trust (Class B)
   1.54%    03/15/15                 270,000        270,104(b,i)

TOTAL NON-AGENCY COLLATERALIZED
   MORTGAGE OBLIGATIONS
   (COST $15,089,291)                            15,540,414

SOVEREIGN BONDS -- 2.0%

Bahamas Government
   International Bond
   6.63%    05/15/33                 330,000        340,356(b)
Canada Government
   International Bond
   5.25%    11/05/08                 300,000        333,025
Mexico Government
   International Bond
   4.63%    10/08/08                 505,000        517,625
   8.00%    09/24/22                 235,000        259,087
   8.13%    12/30/19                 520,000        587,600


--------------------
See Notes to Schedules of Investments on page 69 and Notes to Financial Statements.

                                                            GE FIXED INCOME FUND
--------------------------------------------------------------------------------

                                      SCHEDULE OF INVESTMENTS SEPTEMBER 30, 2003
--------------------------------------------------------------------------------


                                    PRINCIPAL
                                       AMOUNT         VALUE
--------------------------------------------------------------------------------

Ontario Electricity
   Financial Corp.
   7.45%    03/31/13              $   80,000  $      99,143
Province of British Columbia
   4.63%    10/03/06                 265,000        282,607
Province of Manitoba
   4.25%    11/20/06                 655,000        691,310
Province of New Brunswick
   3.50%    10/23/07                 230,000        236,058
Province of Ontario
   3.50%    09/17/07                 330,000        338,616
   5.13%    07/17/12                  40,000         42,763
Province of Quebec
   5.00%    07/17/09                 695,000        747,368
Province of Saskatchewan
   7.38%    07/15/13                 155,000        192,213
   8.00%    02/01/13                  90,000        116,275
Region of Lombardy
   5.80%    10/25/32                  60,000         63,112
Republic of Finland
   4.75%    03/06/07                 105,000        112,886
Republic of Italy
   4.38%    10/25/06                 150,000        159,102
   4.63%    06/15/05                 465,000        489,470

TOTAL SOVEREIGN BONDS
   (COST $5,378,911)                              5,608,616

TOTAL INVESTMENT IN SECURITIES
   (COST $309,559,240)                          315,917,570

                                      NUMBER
                                   OF SHARES          VALUE
--------------------------------------------------------------------------------
SHORT-TERM INVESTMENTS -- 16.0%
--------------------------------------------------------------------------------
EI Short-Term Investment Fund
   (COST $45,573,897)             45,573,897     45,573,897(l,p)

LIABILITIES IN EXCESS OF OTHER ASSETS,
   NET (27.1)%                                  (77,032,491)
                                               ============

NET ASSETS-- 100%                              $284,458,976
                                               ============


OTHER INFORMATION
--------------------------------------------------------------------------------

The GE Fixed Income Fund had the following long futures contracts open at September 30, 2003:

                                NUMBER    CURRENT
                  EXPIRATION      OF     NOTIONAL   UNREALIZED
DESCRIPTION          DATE      CONTRACTS   VALUE   APPRECIATION
--------------------------------------------------------------------------------
U.S. Treasury
  Notes - 5 Yrs. December 2003    16    $1,815,500    $68,569

The GE Fixed Income Fund had the following short futures contracts open at September 30, 2003:

                                NUMBER    CURRENT
                  EXPIRATION      OF     NOTIONAL   UNREALIZED
DESCRIPTION          DATE      CONTRACTS   VALUE   DEPRECIATION
--------------------------------------------------------------------------------

U.S. Treasury
  Notes - 10 Yrs.December 2003     7    $(802,375)   $(29,993)


----------------
See Notes to Schedules of Investments on page 69 and Notes to Financial Statements.

                                                   GE GOVERNMENT SECURITIES FUND
--------------------------------------------------------------------------------


  Q&A

Q. HOW DID THE GE GOVERNMENT SECURITIES FUND PERFORM COMPARED TO ITS BENCHMARK AND LIPPER PEER GROUP FOR THE TWELVE MONTHS ENDED SEPTEMBER 30, 2003?

A. The GE Government Securities Fund gained 2.95% for Class A shares, 2.31% for Class B shares and 2.19% for Class C shares for the twelve months ended September 30, 2003. The Lehman Brothers Government Bond Index, the Fund's benchmark, returned 3.55% for the same period. The average return for the 92 Intermediate U.S. Government funds tracked by Lipper was 2.71%.

Q.  WHAT WERE THE KEY DRIVERS OF FUND PERFORMANCE?

A. The overweight in government agency securities vis-a-vis U.S. Treasury securities contributed positively to performance due to the yield advantage gained over the period. A small allocation to mortgage-backed securities and a longer portfolio duration negatively affected return when interest rates jumped higher in July.

                                                   GE GOVERNMENT SECURITIES FUND
--------------------------------------------------------------------------------


FIVE YEAR TREASURY NOTE YIELD HISTORY
10/1/02-- 9/30/03


[LINE CHART OMITTED, PLOT POINTS AS FOLLOWS:]

9/30/2003         2.87
9/15/2003         3.17
8/30/2003         3.53
8/15/2003         3.46
7/30/2003         3.33
7/15/2003         2.97
6/30/2003         2.56
6/15/2003         2.27
5/30/2003         2.45
5/15/2003         2.68
4/30/2003         3.01
4/15/2003         3.18
3/30/2003         2.97
3/15/2003         2.93
2/28/2003         2.89
2/15/2003         3.17
1/30/2003         3.24
1/15/2003         3.33
12/30/2002        3.01
12/15/2002        3.43
11/30/2002        3.59
11/15/2002        3.32
10/30/2002        3.15

HIGH     3.59%
LOW      2.27%
AVG.     3.08%

 INVESTMENT PROFILE
A mutual fund designed for
investors who seek a high
level of current income
consistent with safety of
principal by investing
primarily in U.S. Government
securities.

LIPPER PERFORMANCE COMPARISON
Intermediate U.S. Government Peer Group

Based on average annual total
returns for the periods ended 9/30/03

                   ONE    FIVE     TEN
                  YEAR    YEAR    YEAR
                 ------  ------  ------
Number of
Funds in
peer group:         92       73       34
-----------------------------------------
Peer group
average annual
total return:    2.71%    5.32%    5.61%
-----------------------------------------
Lipper categories in peer group:
Intermediate U.S. Government,
Intermediate U.S. Treasury


CHANGE IN VALUE OF A $10,000 INVESTMENT

CLASS A SHARES++

[LINE CHART OMITTED, PLOT POINTS AS FOLLOWS:]

          GE Government Securities Fund    GE Government Securities Fund w/load     LB Government
9/93                          10,000.00                                9,575.00         10,000.00
9/94                           9,173.32                                8,783.45          9,595.83
9/95                          10,076.25                                9,648.01         10,897.83
9/96                          10,454.12                               10,009.82         11,379.56
9/97                          11,440.20                               10,953.99         12,420.67
9/98                          12,768.52                               12,225.86         14,110.35
9/99                          12,511.73                               11,979.98         13,868.37
9/00                          13,322.36                               12,756.16         14,864.04
9/01                          14,956.00                               14,320.37         16,834.91
9/02                          16,358.81                               15,663.56         18,524.46
9/03                          16,841.74                               16,125.97         19,181.92


AVERAGE ANNUAL TOTAL RETURN FOR THE PERIODS ENDED
SEPTEMBER 30, 2003

                                  ONE     FIVE        TEN
                                 YEAR     YEAR       YEAR
                              -------  -------    -------
GE Government
   Securities                   2.95%    5.69%      5.35%
GE Government
   Securities W/LOAD           -1.46%    4.77%      4.90%
   MAXIMUM LOAD OF 4.25%
LB Government                   3.55%    6.33%      6.73%

CLASS B SHARES

[LINE CHART OMITTED, PLOT POINTS AS FOLLOWS:]

        GE Government Securities Fund    GE Government Securities Fund w/load     LB Government
9/93                        10,000.00                               10,000.00         10,000.00
9/94                         9,173.32                                9,173.32          9,595.83
9/95                        10,076.25                               10,076.25         10,897.83
9/96                        10,454.12                               10,454.12         11,379.56
9/97                        11,440.20                               11,440.20         12,420.67
9/98                        12,768.52                               12,768.52         14,110.35
9/99                        12,511.73                               12,511.73         13,868.37
9/00                        13,322.36                               13,322.36         14,864.04
9/01                        14,956.00                               14,956.00         16,834.91
9/02                        16,358.81                               16,358.81         18,524.46
9/03                        15,731.69                               15,731.69         19,181.92

AVERAGE ANNUAL TOTAL RETURN FOR THE PERIODS ENDED
SEPTEMBER 30, 2003

                           ONE     FIVE      TEN
                          YEAR     YEAR     YEAR
                       -------  -------  -------
GE Government
   Securities            2.31%    4.98%    4.79%
GE Government
   Securities W/LOAD    -0.68%    4.98%    4.79%
   MAXIMUM LOAD          3.00%    0.00%    0.00%
LB Government            3.55%    6.33%    6.73%

CLASS C SHARES

[LINE CHART OMITTED, PLOT POINTS AS FOLLOWS:]

           GE Government Securities Fund    GE Government Securities Fund w/load     LB Government
9/30/99                        10,000.00                               10,000.00         10,000.00
3/00                           10,273.14                               10,273.14         10,269.80
9/00                           10,607.84                               10,607.84         10,717.94
3/01                           11,334.59                               11,334.59         11,536.00
9/01                           11,842.06                               11,842.06         12,139.06
3/02                           11,657.43                               11,657.43         11,990.68
9/02                           12,834.85                               12,834.85         13,357.34
3/03                           13,011.28                               13,011.28         13,598.03
9/03                           13,126.31                               13,126.31         13,831.41

AVERAGE ANNUAL TOTAL RETURN FOR THE PERIODS ENDED
SEPTEMBER 30, 2003

                            ONE    THREE        SINCE
                           YEAR     YEAR    INCEPTION
                        -------  -------    ---------
GE Government
   Securities             2.19%    7.36%        7.03%
GE Government
   Securities W/LOAD      1.20%    7.36%        7.03%
   MAXIMUM LOAD           1.00%    0.00%        0.00%
LB Government             3.55%    8.87%        8.45%


AN INVESTMENT IN THE GE GOVERNMENT SECURITIES FUND IS NOT INSURED OR GUARANTEED BY THE FEDERAL DEPOSIT INSURANCE CORPORATION OR ANY OTHER GOVERNMENT AGENCY. IT IS POSSIBLE TO LOSE MONEY BY INVESTING IN THE FUND.


SEE NOTES TO PERFORMANCE BEGINNING ON PAGE 67 FOR FURTHER INFORMATION, INCLUDING AN EXPLANATION OF LIPPER PEER CATEGORIES. PAST PERFORMANCE DOES NOT PREDICT FUTURE PERFORMANCE AND THE GRAPH AND TABLE DO NOT REFLECT THE DEDUCTION OF TAXES THAT A SHAREHOLDER WOULD PAY ON FUND DISTRIBUTIONS OR THE REDEMPTION OF FUND SHARES.

                                                   GE GOVERNMENT SECURITIES FUND
--------------------------------------------------------------------------------

                                      SCHEDULE OF INVESTMENTS SEPTEMBER 30, 2003
--------------------------------------------------------------------------------


GE GOVERNMENT SECURITIES FUND

PORTFOLIO COMPOSITION AS A % OF THE MARKET VALUE OF $266,417 (IN THOUSANDS) AS OF SEPTEMBER 30, 2003

U.S. TREASURIES 46.5%
FEDERAL AGENCIES 26.0%
SHORT TERM & OTHERS 21.3%
MORTGAGE BACKED 3.6%
CORPORATE NOTES 2.6%


                                    PRINCIPAL
                                       AMOUNT         VALUE
--------------------------------------------------------------------------------

BONDS AND NOTES -- 111.1%+
--------------------------------------------------------------------------------

U.S. TREASURIES -- 60.8%

U.S. Treasury Bonds
   5.50%    08/15/28             $ 9,930,000  $  10,640,094
   6.88%    08/15/25               6,365,000      7,998,513(h)
   7.25%    05/15/16              11,765,000     15,051,200(h)
   8.13%    08/15/19 - 08/15/21   12,350,000     17,127,390(h)
                                                 50,817,197
U.S. Treasury Notes
   2.00%    08/31/05               9,815,000      9,920,316(j)
   2.38%    08/15/06              23,720,000     24,044,252(j)
   2.63%    05/15/08              14,780,000     14,743,789(j)
   3.00%    02/15/08               3,000,000      3,052,710(j)
   4.88%    02/15/12              14,350,000     15,533,301
   6.00%    08/15/09               5,000,000      5,778,320
                                                 73,072,688

TOTAL U.S. TREASURIES
   (COST $120,491,827)                          123,889,885


FEDERAL AGENCIES -- 33.9%

Federal Home Loan Bank
   1.88%    06/15/06              15,935,000     15,866,480(j)
   2.50%    12/15/05               6,945,000      7,052,925(h)
   2.88%    09/15/06               6,000,000      6,110,279
   3.13%    08/15/07               7,200,000      7,281,504
                                                 36,311,188

Federal Home Loan Mortgage Corp.
   5.00%    07/30/09               2,390,000      2,456,131

                                    PRINCIPAL
                                       AMOUNT         VALUE
--------------------------------------------------------------------------------

Federal National Mortgage Assoc.
   3.25%    01/15/08            $      60,000   $    60,866
   3.75%    09/15/08               6,240,000      6,306,394
   6.63%    11/15/30               1,310,000      1,532,595
   7.00%    07/15/05              20,570,000     22,550,274(j)
                                                 30,450,129

TOTAL FEDERAL AGENCIES
   (COST $66,894,902)                            69,217,448

AGENCY MORTGAGE BACKED -- 2.7%

Federal Home Loan Mortgage Corp.
   6.50%    04/01/31                  16,612         17,243
   7.00%    12/01/26 - 02/01/30       30,082         31,620
   7.50%    02/01/07 - 04/01/12    1,497,165      1,594,077
   9.00%    12/01/14                 313,525        346,922
                                                  1,989,862
Federal National Mortgage Assoc.
   7.00%    02/01/30                  60,599         63,713
   7.50%    12/01/23                 398,391        427,670
   9.00%    06/01/09 - 07/01/21      119,693        130,706
   5.00%    TBA                    2,000,000      2,048,750(c)
                                                  2,670,839
Government National Mortgage Assoc.
   8.50%    05/15/21 - 03/15/23      109,403        120,090
   9.00%    05/15/13 - 07/15/16      676,993        744,914
                                                    865,004

TOTAL AGENCY MORTGAGE BACKED
   (COST $5,339,924)                              5,525,705

ASSET BACKED -- 8.4%

American Express Credit Account
   Master Trust (Class A)
   1.16%    02/15/08               3,180,000      3,180,570(i,p)
Bank One Issuance Trust (Class A)
   1.23%    12/15/10                 400,000        400,358(i)
Bear Stearns Asset Backed Securities
   Inc. (Class A)
   1.49%    02/25/34                 100,000        100,000(i)
Carco Auto Loan Master Trust
   1.19%    11/15/06               4,600,000      4,601,560(i,p)
Chase Funding Mortgage Loan
   Asset-Backed Certificates
   1.24%    04/25/18               2,650,000      2,650,000(i,p)
Discover Card Master
   Trust I (Class A)
   1.30%    09/18/07               1,000,000      1,001,757(i,p)
First USA Credit Card Master
   Trust (Class A)
   1.27%    05/17/10               1,000,000      1,003,140(i,p)
MBNA Master Credit Card Trust
   USA (Class A)
   1.24%    12/17/07               1,550,000      1,552,466(i,p)


---------------------
See Notes to Schedules of Investments on page 69 and Notes to Financial Statements.

                                                   GE GOVERNMENT SECURITIES FUND
--------------------------------------------------------------------------------

                                      SCHEDULE OF INVESTMENTS SEPTEMBER 30, 2003
--------------------------------------------------------------------------------


                                    PRINCIPAL
                                       AMOUNT         VALUE
--------------------------------------------------------------------------------

Superior Wholesale Inventory
   Financing Trust
   1.21%    03/15/06              $1,700,000  $   1,699,921(i,p)
Superior Wholesale Inventory
   Financing Trust (Class A)
   1.24%    04/15/07               1,000,000      1,001,214(i,p)

TOTAL ASSET BACKED
   (COST $17,191,742)                            17,190,986


CORPORATE NOTES -- 3.3%

American Honda Finance Corp.
   1.30%    08/15/06                 250,000        249,991(i)
Citigroup Global Markets
   Holdings Inc.
   1.27%    12/19/03               3,300,000      3,300,634(i)
General Motors Acceptance Corp.
   1.83%    01/20/04               1,000,000      1,000,745(i)
Goldman Sachs Group Inc.
   1.30%    08/18/06                 260,000        259,985(i)
Merrill Lynch & Co. Inc.
   1.29%    01/14/04               2,000,000      2,001,154(i,p)

TOTAL CORPORATE NOTES
   (COST $6,809,297)                              6,812,509

NON-AGENCY COLLATERALIZED MORTGAGE OBLIGATIONS -- 2.0%

Crusade Global Trust (Class A)
   1.33%    09/18/34               1,850,000      1,883,467(i,p)
Granite Mortgages PLC.
   1.29%    01/20/43                 800,000        799,600(i)
Morgan Stanley Dean Witter
   Capital I (Class A)
   6.54%    02/01/31                 500,000        563,511
Thornburg Mortgage Securities
   Trust (Class A)
   1.45%    04/25/43                 792,140        791,875(i,p)

TOTAL NON-AGENCY COLLATERALIZED
   MORTGAGE OBLIGATIONS
   (COST $3,944,768)                              4,038,453

TOTAL INVESTMENT IN SECURITIES
   (COST $220,672,460)                          226,674,986

                                       NUMBER
                                    OF SHARES         VALUE
--------------------------------------------------------------------------------

SHORT TERM INVESTMENTS -- 19.5%
--------------------------------------------------------------------------------

GEI Short-Term Investment Fund
   (COST $39,742,109)             39,742,109  $  39,742,109(l,p)

LIABILITIES IN EXCESS OF OTHER ASSETS,
   NET (30.6)%                                  (62,298,251)
                                               ============

NET ASSETS-- 100%                              $204,118,844
                                               ============

--------------------------------------------------------------------------------
OTHER INFORMATION
--------------------------------------------------------------------------------

The GE Government Securities Fund had the following long futures contracts open at September 30, 2003:

                                NUMBER     CURRENT
                 EXPIRATION       OF      NOTIONAL  UNREALIZED
DESCRIPTION         DATE       CONTRACTS    VALUE  APPRECIATION
--------------------------------------------------------------------------------

U.S.Treasury
  Notes - 5 Yrs.December 2003     20     $2,269,375   $85,711

The GE Government Securities Fund had the following short futures contracts open at September 30, 2003:

                               NUMBER     CURRENT
                  EXPIRATION     OF      NOTIONAL   UNREALIZED
DESCRIPTION          DATE     CONTRACTS    VALUE   DEPRECIATION
--------------------------------------------------------------------
U.S. Treasury
  Notes - 10 Yrs.December 2003   22    $(2,521,750)  $(32,685)


---------------------
See Notes to Schedules of Investments on page 69 and Notes to Financial Statements.

                                                   GE SHORT-TERM GOVERNMENT FUND
--------------------------------------------------------------------------------


  Q&A

Q. HOW DID THE GE SHORT-TERM GOVERNMENT FUND PERFORM RELATIVE TO ITS BENCHMARK AND LIPPER PEER GROUP FOR THE YEAR ENDED SEPTEMBER 30, 2003?

A. The GE Short-Term Government Fund gained 2.06% for Class A shares, 1.45% for Class B shares, 1.29% for Class C shares and 2.32% for Class Y shares for the year ended September 30, 2003. The Lehman Brothers 1-3 Year Government Bond Index returned 2.80% for the year, and the average return for the 72 Short-Term U.S. Government Bond funds tracked by Lipper was 1.93%.

Q.  WHAT WERE THE KEY DRIVERS OF FUND PERFORMANCE?

A. The main driver of Fund underperformance versus its benchmark resulted from the exposure to mortgage-backed securities. These securities tend to underperform in periods of volatile rate movements. The severe increase in interest rates in July caused MBS durations to extend, negatively affecting their returns versus government securities.

                                                   GE SHORT-TERM GOVERNMENT FUND
--------------------------------------------------------------------------------


TWO YEAR TREASURY NOTE YIELD HISTORY
10/1/02-- 9/30/03

[LINE CHART OMITTED, PLOT POINTS AS FOLLOWS:]

9/30/2003         1.74
9/15/2003         1.98
8/30/2003         2.34
8/15/2003         2.28
7/30/2003         2.09
7/15/2003         1.86
6/30/2003         1.6
6/15/2003         1.32
5/30/2003         1.57
5/15/2003         1.79
4/30/2003         1.97
4/15/2003         2.23
3/30/2003         2.11
3/15/2003         2.04
2/28/2003         2.01
2/15/2003         2.25
1/30/2003         2.33
1/15/2003         2.42
12/30/2002        2.17
12/15/2002        2.53
11/30/2002        2.76
11/15/2002        2.53
10/30/2002        2.39
10/15/2002        2.62

HIGH     2.76%
LOW      -1.32%
AVG.     -2.12%

 INVESTMENT PROFILE
A mutual fund designed for
investors who seek a high
level of income consistent
with prudent investment
management and the
preservation of capital by
investing primarily in U.S.
Government securities.

LIPPER PERFORMANCE COMPARISON
Short Term U.S. Government Bond Peer Group

Based on average annual total
returns for the periods ended 9/30/03

                         ONE      FIVE
                        YEAR      YEAR
                      --------- ---------
Number of
Funds in
peer group:               72         59
-------------------------------------------
Peer group
average annual
total return:          1.93%      4.69%
-------------------------------------------
Lipper categories
in peer group:  Short Term U.S. Treasury, Short U.S. Government,
Short-Intermediate U.S. Government


CHANGE IN VALUE OF A $10,000 INVESTMENT

CLASS A SHARES+

          GE Short- Term Government Fund     GE Short-Term Government Fund w/load       LB 1-3 Yr.
3/2/94               10,000.00                              9,750.00                      10,000.00
9/94                 10,052.77                              9,801.45                      10,049.51
9/95                 10,831.26                             10,560.48                      10,872.29
9/96                 11,370.47                             11,086.21                      11,488.10
9/97                 12,117.11                             11,814.18                      12,278.56
9/98                 13,008.56                             12,683.35                      13,251.72
9/99                 13,336.41                             13,003.00                      13,674.97
9/00                 14,091.89                             13,739.59                      14,474.38
9/01                 15,515.67                             15,127.78                      16,018.71
9/02                 16,392.89                             15,983.07                      16,956.83
9/03                 16,743.64                             16,325.05                      17,229.01

AVERAGE ANNUAL TOTAL RETURN FOR THE PERIODS ENDED
SEPTEMBER 30, 2003

                                  ONE     FIVE         SINCE
                                 YEAR     YEAR     INCEPTION
                              ------- --------    ----------
GE Short-Term
    Government                  2.06%    5.18%         5.53%
GE Short-Term
    Government  W/LOAD         -0.39%    4.65%         5.25%
    MAXIMUM LOAD OF 2.50%
LB 1-3 Yr.                      2.80%    5.64%         5.97%

CLASS B SHARES

           GE Short- Term Government Fund      GE Short-Term Government Fund w/load     LB 1-3 Yr.
3/2/94                10,000.00                              10,000.00                    10,000.00
9/94                  10,019.58                              10,019.58                    10,049.51
9/95                  10,722.29                              10,722.29                    10,872.29
9/96                  11,189.26                              11,189.26                    11,488.10
9/97                  11,842.93                              11,842.93                    12,278.56
9/98                  12,651.64                              12,651.64                    13,251.72
9/99                  12,893.17                              12,893.17                    13,674.97
9/00                  13,590.65                              13,590.65                    14,474.38
9/01                  14,963.79                              14,963.79                    16,018.71
9/02                  15,809.80                              15,809.80                    16,956.83
9/03                  16,148.07                              16,148.07                    17,229.01

AVERAGE ANNUAL TOTAL RETURN FOR THE PERIODS ENDED
SEPTEMBER 30, 2003

                                  ONE     FIVE        SINCE
                                 YEAR     YEAR    INCEPTION
                              ------- --------   ----------
GE Short-Term
    Government                  1.45%    4.54%        5.12%
GE Short-Term
    Government  W/LOAD         -1.43%    4.54%        5.12%
    MAXIMUM LOAD                3.00%    0.00%        0.00%
LB 1-3 Yr.                      2.80%    5.64%        5.97%

CLASS C SHARES

           GE Short- Term Government Fund      GE Short-Term Government Fund w/load   LB 1-3 Yr.
9/30/99               10,000.00                              10,000.00                  10,000.00
12/99                 10,037.74                              10,037.74                  10,055.24
3/00                  10,119.38                              10,119.38                  10,182.44
6/00                  10,274.34                              10,274.34                  10,356.63
9/00                  10,479.79                              10,479.79                  10,584.58
12/00                 10,732.24                              10,732.24                  10,876.87
3/01                  10,968.91                              10,968.91                  11,181.68
6/01                  11,076.23                              11,076.23                  11,316.09
9/01                  11,463.27                              11,463.27                  11,713.89
12/01                 11,452.00                              11,452.00                  11,805.00
3/02                  11,540.70                              11,540.70                  11,807.51
6/02                  11,755.76                              11,755.76                  12,104.86
9/02                  12,011.47                              12,011.47                  12,399.91
3/03                  12,112.16                              12,112.16                  12,598.94
9/03                  12,175.89                              12,175.89                  12,747.01

AVERAGE ANNUAL TOTAL RETURN FOR THE PERIODS ENDED
SEPTEMBER 30, 2003

                                  ONE    THREE         SINCE
                                 YEAR     YEAR     INCEPTION
                              ------- --------    ----------
GE Short-Term
    Government                  1.29%    5.13%         5.04%
GE Short-Term
    Government  W/LOAD          0.38%    5.13%         5.04%
    MAXIMUM LOAD                1.00%    0.00%         0.00%
LB 1-3 Yr.                      2.80%    6.39%         6.26%

CLASS Y SHARES

          GE Short- Term Government Fund        LB 1-3 Yr.
3/2/94                         10,000.00         10,000.00
9/94                           10,068.86         10,049.51
9/95                           10,866.25         10,872.29
9/96                           11,435.67         11,488.10
9/97                           12,217.07         12,278.56
9/98                           13,151.29         13,251.72
9/99                           13,527.99         13,674.97
9/00                           14,315.80         14,474.38
9/01                           15,763.81         16,018.71
9/02                           16,697.84         16,956.83
9/03                           17,099.12         17,431.50

AVERAGE ANNUAL TOTAL RETURN FOR THE PERIODS ENDED
SEPTEMBER 30, 2003

                                  ONE     FIVE       SINCE
                                 YEAR     YEAR   INCEPTION
                              ------- --------  ----------
GE Short-Term
    Government                  2.32%    5.39%       5.76%
LB 1-3 Yr.                      2.80%    5.64%       5.97%


AN INVESTMENT IN THE GE SHORT-TERM GOVERNMENT FUND IS NOT INSURED OR GUARANTEED BY THE FEDERAL DEPOSIT INSURANCE CORPORATION OR ANY OTHER GOVERNMENT AGENCY. IT IS POSSIBLE TO LOSE MONEY BY INVESTING IN THE FUND.


SEE NOTES TO PERFORMANCE BEGINNING ON PAGE 67 FOR FURTHER INFORMATION, INCLUDING AN EXPLANATION OF LIPPER PEER CATEGORIES. PAST PERFORMANCE DOES NOT PREDICT FUTURE PERFORMANCE AND THE GRAPH AND TABLE DO NOT REFLECT THE DEDUCTION OF TAXES THAT A SHAREHOLDER WOULD PAY ON FUND DISTRIBUTIONS OR THE REDEMPTION OF FUND SHARES.

                                                   GE SHORT-TERM GOVERNMENT FUND
--------------------------------------------------------------------------------

                                      SCHEDULE OF INVESTMENTS SEPTEMBER 30, 2003
--------------------------------------------------------------------------------


GE SHORT-TERM GOVERNMENT FUND

PORTFOLIO COMPOSITION AS A % OF THE MARKET VALUE OF $94,573 (IN THOUSANDS) AS OF SEPTEMBER 30, 2003

AGENCY MORTGAGE BACKED 37.7%
U.S. TREASURIES 19.0%
MONEY MARKET 16.5%
AGENCY COLLATERALIZED MORTGAGE OBLIGATIONS 12.4%
ASSET BACKED 7.7%
COMMERCIAL PAPER 3.2%
FEDERAL AGENCIES 2.7%
NON-AGENCY COLLATERALIZED MORTGAGE OBLIGATIONS 0.8%


                                    PRINCIPAL
                                       AMOUNT         VALUE
--------------------------------------------------------------------------------

BONDS AND NOTES -- 96.5%+
--------------------------------------------------------------------------------

U.S. TREASURIES -- 22.8%

U.S. Treasury Notes
   1.13%    06/30/05             $16,000,000  $  15,944,800(j)
   2.38%    08/15/06               2,000,000      2,027,340

TOTAL U.S. TREASURIES
   (COST $17,887,431)                            17,972,140

FEDERAL AGENCIES -- 3.3%

Federal Home Loan Mortgage Corp.
   5.50%    07/15/06                 800,000        872,632

Federal National Mortgage Assoc.
   3.25%    01/15/08                 815,000        826,769
   5.50%    02/15/06                 830,000        899,322
                                                  1,726,091

TOTAL FEDERAL AGENCIES
   (COST $2,502,104)                              2,598,723

AGENCY MORTGAGE BACKED -- 45.3%

Federal Home Loan Mortgage Corp.
   6.00%    12/01/08 - 10/01/17      260,049        270,341
   6.50%    03/01/31                 770,445        799,723
   7.00%    02/01/12                 209,505        221,909
   7.50%    08/01/30                 440,539        468,853
   8.00%    04/01/23                 151,684        165,480
   8.50%    01/01/09 - 11/01/20      809,313        871,923
   8.75%    08/01/08                 229,926        247,474
                                                  3,045,703

                                    PRINCIPAL
                                       AMOUNT         VALUE
--------------------------------------------------------------------------------

Federal National Mortgage Assoc.
   3.35%    07/01/33            $    396,851 $      407,714(i)
   3.45%    06/01/33                 424,494        430,166(i)
   3.75%    08/01/33               1,997,030      2,003,378(i)
   3.86%    06/01/33                 603,459        614,894(i)
   3.87%    05/01/33                 679,622        683,565(i)
   3.91%    07/01/33               1,492,745      1,510,677(i)
   4.03%    06/01/33                 293,449        299,869(i)
   4.13%    07/01/33               1,296,163      1,325,732(i)
   4.17%    06/01/33                 895,512        915,381(i)
   4.36%    05/01/33               1,298,881      1,333,382(i)
   4.58%    12/01/32                 374,187        382,222(i)
   6.00%    04/01/33                  78,394         80,905
   6.50%    11/01/17 - 05/01/33      589,059        619,609
   7.00%    03/01/17 - 04/01/33    3,243,378      3,425,136
   7.50%    06/01/11 - 04/01/33    6,942,940      7,433,747
   8.00%    03/01/22 - 01/01/30    1,114,289      1,202,428
   8.50%    02/01/18 - 09/01/32    1,719,331      1,854,185
   9.00%    08/01/10 - 09/01/31    2,447,251      2,659,747
   9.50%    09/01/21                 385,599        429,897
   9.75%    02/01/21                 254,935        285,208
                                                 27,897,842
Government National Mortgage Assoc.
   6.00%    05/15/33                 347,207        360,934
   6.50%    09/15/16 - 04/15/17      588,975        625,438
   7.00%    03/15/31 - 05/15/32      633,220        670,410
   7.50%    02/15/09 - 07/15/31    1,917,032      2,050,067
   8.00%    07/15/17                 188,844        205,710
   9.00%    08/15/09 - 12/15/19      650,180        707,563
   9.50%    12/15/09                  49,426         53,945
                                                  4,674,067

TOTAL AGENCY MORTGAGE BACKED
   (COST $35,575,048)                            35,617,612

AGENCY COLLATERALIZED MORTGAGE OBLIGATIONS -- 14.9%

Fannie Mae Whole Loan
   2.25%    06/25/43              23,863,972      1,759,968(g,i)
   2.57%    12/25/42               2,500,000      2,482,031
   3.28%    10/25/42               2,000,000      2,026,875
   3.46%    06/25/43               1,900,000      1,921,375
                                                  8,190,249
Federal Home Loan Mortgage Corp.
   2.00%    07/15/06                      11             10(g)
   3.71%    07/25/22                 580,000        585,619
   5.00%    11/15/12               2,028,434        170,784(g)
   43.50%   09/15/05                       2              2(g)
                                                    756,415
Federal National Mortgage Assoc.
   1.41%    07/25/44              13,818,978        606,739(g)
   3.17%    07/25/33               2,000,000      2,012,188
   7.43%    08/25/08               1,480,410         12,220(g,i)
   12.11%   05/25/18              44,193,822        133,465(d,g,i)
                                                  2,764,612

TOTAL AGENCY COLLATERALIZED
   MORTGAGE OBLIGATIONS
   (COST $12,182,892)                            11,711,276


----------------------
See Notes to Schedules of Investments on page 69 and Notes to Financial Statements.

                                                   GE SHORT-TERM GOVERNMENT FUND
--------------------------------------------------------------------------------

                                      SCHEDULE OF INVESTMENTS SEPTEMBER 30, 2003
--------------------------------------------------------------------------------


                                    PRINCIPAL
                                       AMOUNT         VALUE
--------------------------------------------------------------------------------

ASSET BACKED -- 9.2%

American Express Credit Account
   Master Trust (Class A)
   1.16%    02/15/08             $   910,000  $     910,163(i,p)
Chase Funding Mortgage Loan
   Asset-Backed Certificates
   1.24%    04/25/18                 750,000        750,000(i,p)
Citibank Credit Card Issuance Trust
   6.65%    05/15/08               2,500,000      2,722,275
Discover Card Master Trust I
   (Class A)
   5.30%    11/16/06                 110,000        112,665
Green Tree Financial Corp.
   (Class A)
   6.90%    04/15/18                   7,750          7,915
Lehman FHA Title I Loan Trust
   (Class A)
   7.30%    05/25/17                     999            999
MBNA Credit Card Master Note
   Trust (Class C)
   4.05%    01/15/08               1,200,000      1,229,820
Provident Bank Home Equity Loan
   Trust (Class A)
   6.72%    01/25/13                   2,414          2,487
Sears Credit Account Master
   Trust (Class A)
   1.50%    11/17/09                 500,000        500,531(i,p)
World Omni Auto Receivables
   Trust (Class B)
   2.35%    09/15/09               1,000,000      1,009,992

TOTAL ASSET BACKED
   (COST $7,187,135)                              7,246,847

NON-AGENCY COLLATERALIZED MORTGAGE OBLIGATIONS -- 1.0%

Asset Securitization Corp. (Class A)
   6.50%    02/14/43                   7,158          7,185
Crusade Global Trust (Class A)
   1.33%    09/18/34                 779,000        793,092(i,p)
GS Mortgage Securities Corp. II
   6.94%    07/13/30                   2,460          2,471(i)

TOTAL NON-AGENCY COLLATERALIZED
   MORTGAGE OBLIGATIONS
   (COST $788,692)                                  802,748

TOTAL INVESTMENTS IN SECURITIES
   (COST $76,123,302)                            75,949,346

                                       NUMBER
                                    OF SHARES         VALUE
--------------------------------------------------------------------------------

SHORT-TERM INVESTMENTS -- 23.7%
--------------------------------------------------------------------------------

MONEY MARKET -- 19.9%

GEI Short-Term
   Investment Fund                15,624,393    $15,624,393(l,p)

                                   PRINCIPAL
                                      AMOUNT          VALUE
--------------------------------------------------------------------------------
COMMERCIAL PAPER -- 3.8%

Morgan Stanley Dean Witter
   1.03%    10/10/03              $3,000,000      2,999,228

TOTAL SHORT-TERM INVESTMENTS
   (COST $18,623,621)                            18,623,621


LIABILITIES IN EXCESS OF OTHER ASSETS,
   NET (20.2%)                                  (15,872,052)
                                                ===========

NET ASSETS-- 100%                               $78,700,915
                                                ===========


--------------------
See Notes to Schedules of Investments on page 69 and Notes to Financial Statements.

                                                              GE TAX-EXEMPT FUND
--------------------------------------------------------------------------------


  Q&A

Q.  HOW DID THE GE TAX-EXEMPT FUND PERFORM COMPARED TO ITS
    BENCHMARK AND LIPPER PEER GROUP FOR THE TWELVE MONTHS ENDED
    SEPTEMBER 30, 2003?

A. The GE Tax-Exempt Fund gained 3.54% for Class A shares, 2.69% for Class B shares, 2.77% for Class C shares and 7.88% for Class Y shares for the twelve months ended September 30, 2003. The Fund trailed the Lehman Brothers 10-year Municipal Bond Index, which had a return of 3.76%. The Fund outperformed its Lipper peer group, the Intermediate Bond Fund Index, comprised of 134 Intermediate Municipal Debt funds whose average return was 3.18%. The Fund's return placed it in the top 30% of the peer group.

Q.  WHAT MARKET CONDITIONS IMPACTED FUND PERFORMANCE?

A. The inability of an economic recovery to take hold was the overriding factor in the development of the interest rate landscape over the last twelve months. While interest rates continued to rally well into 2003 the environment was characterized by periods of extreme volatility, which had a direct impact on Fund performance. From early June 2003 through the end of July, ten-year Treasury notes fluctuated wildly, experiencing a low of 2.07% and a high of 3.28%. Municipal bonds followed the lead of the benchmark Treasury security and prices fell dramatically. Historically, the major driver in Fund returns has been curve positioning, specifically the intermediate portion of the yield curve. The fluctuating spread between 5 and 10-year maturities contributed to pronounced selling by non-traditional buyers during the market sell-off and created a highly volatile scenario. The Fund was impacted where it had its highest concentration, detracting from overall performance.
    The Fund has achieved strong market performance while maintaining its investment discipline, consistent with our long-term approach. In addition to market and peer performance benchmarks, the maximization of tax-exempt income has been paramount in our investment process. We have consistently met these objectives through low turnover, limited capital gains, effectively managed credit risk and above average tax-exempt income. Over the last twelve months the Fund ranked in the upper 30% of its peer universe in terms of tax-exempt yield. It is also notable that the Fund achieved such above average income levels without the use of derivatives or bonds subject to the AMT, which many peers utilize.

Q.  WHAT INVESTMENT STRATEGIES AND TECHNIQUES BY THE FUND IMPACTED PERFORMANCE?

A. Entering the new fiscal year, our major objective was to reduce our interest rate exposure given our expectation for a rising interest rate environment and risks for increased volatility. Starting in the fourth quarter of 2002 we began to lower the duration of the portfolio. Over the course of the next six months duration exposure was reduced by approximately one-half year. As a result, the Fund had strong returns through the first nine months of the fiscal year. Despite restructuring, weighting on the intermediate portion of the curve penalized returns, as volatility escalated and curve positioning became the overriding performance attribute.

Q.  WHICH PARTICULAR SECTORS SIGNIFICANTLY CONTRIBUTED TO FUND PERFORMANCE?

A. Pre-Refunded bonds, which comprise 39% of the portfolio, have historically provided strong income and low volatility to the Fund, yet over the last year, performed poorly. Concentration of this sector on the intermediate portion of the yield negatively impacted performance during the market correction in July.

                                                              GE TAX-EXEMPT FUND
--------------------------------------------------------------------------------


--------------------------------------------
QUALITY RATINGS
AS OF SEPTEMBER 30, 2003
as a % of Market Value
--------------------------------------------
Moody's/S&P/                 Percentage of
Fitch Rating*                Market Value
--------------------------------------------
Aaa                             75.60%
Aa to A                         21.15%
Below A                          3.25%
--------------------------------------------
                               100.00%

INVESTMENT PROFILE
A mutual fund designed for
investors who seek as high a
level of income exempt from
Federal income taxation as is
consistent with preservation
of capital by investing
primarily in investment-grade
municipal securities.

LIPPER PERFORMANCE COMPARISON
Intermediate Municipal Debt Peer Group

Based on average annual total
returns for the periods ended 9/30/03

                    ONE     FIVE    TEN
                   YEAR     YEAR   YEAR
                 --------- ------ ------
Number of
Funds in
peer group:         134       96      50
-----------------------------------------
Peer group
average annual
total return:     3.18%    4.77%   5.11%
-----------------------------------------

Lipper categories in peer group:
Intermediate Municipal Debt,
including single state Funds


 CHANGE IN VALUE OF A $10,000 INVESTMENT

CLASS A SHARES++

[LINE CHART OMITTED, PLOT POINTS AS FOLLOWS:]

        GE Tax-Exempt Fund    GE Tax-Exempt Fund w/load          LBMI
9/93             10,000.00                     9,575.00     10,000.00
9/94              9,854.05                     9,435.25      9,817.11
9/95             10,781.19                    10,322.99     10,976.20
9/96             11,474.16                    10,986.50     11,507.27
9/97             12,366.43                    11,840.85     12,601.60
9/98             13,149.52                    12,590.67     13,711.89
9/99             12,906.99                    12,358.45     13,649.35
9/00             13,567.37                    12,990.76     14,520.99
9/01             14,961.06                    14,325.21     15,973.46
9/02             16,200.68                    15,512.15     17,486.46
9/03             16,773.65                    16,060.77     18,144.73

AVERAGE ANNUAL TOTAL RETURN FOR THE PERIODS ENDED
SEPTEMBER 30, 2003

                                  ONE     FIVE          TEN
                                 YEAR     YEAR         YEAR
                              ------- --------   ----------
GE Tax-Exempt                   3.54%    4.99%        5.31%
GE Tax-Exempt W/LOAD           -0.85%    4.07%        4.85%
   MAXIMUM LOAD OF 4.25%
LBMI                            3.76%    5.76%        6.14%

CLASS B SHARES

[LINE CHART OMITTED, PLOT POINTS AS FOLLOWS:]

         GE Tax-Exempt Fund     GE Tax-Exempt Fund w/load           LBMI
9/8/93            10,000.00                     10,000.00      10,000.00
9/94               9,793.13                      9,793.13       9,817.11
9/95              10,723.17                     10,723.17      10,976.20
9/96              11,411.45                     11,411.45      11,507.27
9/97              12,263.36                     12,263.36      12,601.60
9/98              12,959.43                     12,959.43      13,711.89
9/99              12,655.81                     12,655.81      13,649.35
9/00              13,216.39                     13,216.39      14,520.99
9/01              14,470.02                     14,470.02      15,973.46
9/02              15,668.96                     15,668.96      17,486.46
9/03              16,223.13                     16,223.13      18,144.73

AVERAGE ANNUAL TOTAL RETURN FOR THE PERIODS ENDED
SEPTEMBER 30, 2003

                                  ONE     FIVE      TEN
                                 YEAR     YEAR     YEAR
                              ------- --------  -------
GE Tax-Exempt                   2.69%    4.26%    4.95%
GE Tax-Exempt W/LOAD           -0.31%    4.26%    4.95%
   MAXIMUM LOAD                 3.00%    0.00%    0.00%
LBMI                            3.76%    5.76%    6.14%

CLASS C SHARES

[LINE CHART OMITTED, PLOT POINTS AS FOLLOWS:]

           GE Tax-Exempt Fund     GE Tax-Exempt Fund w/load           LBMI
9/30/99             10,000.00                     10,000.00      10,000.00
3/00                10,095.47                     10,095.47      10,218.03
9/00                10,442.62                     10,443.00      10,638.59
3/01                11,067.99                     11,068.00      11,317.08
9/01                11,428.66                     11,429.00      11,702.72
3/02                11,295.05                     11,295.00      11,711.77
9/02                12,269.90                     12,270.00      12,811.20
3/03                12,359.00                     12,359.00      12,906.00
9/03                12,611.47                     12,611.47         13,294

AVERAGE ANNUAL TOTAL RETURN FOR THE PERIODS ENDED
SEPTEMBER 30, 2003

                                  ONE    THREE       SINCE
                                 YEAR     YEAR   INCEPTION
                              ------- --------  ----------
GE Tax-Exempt                   2.77%    6.49%       5.97%
GE Tax-Exempt W/LOAD            1.78%    6.49%       5.97%
   MAXIMUM LOAD                 1.00%    0.00%       0.00%
LBMI                            3.76%    7.71%       7.38%

CLASS Y SHARES

[LINE CHART OMITTED, PLOT POINTS AS FOLLOWS:]

          GE Tax-Exempt Fund           LBMI
9/26/97            10,000.00      10,000.00
3/98               10,290.81      10,364.83
9/98               10,744.11      10,881.06
3/99               10,838.44      11,014.62
9/99               10,596.57      10,831.44
3/00               10,747.08      11,067.60
9/00               11,175.89      11,523.13
3/01               11,906.43      12,258.03
9/01               12,349.61      12,675.73
3/02               12,273.02      12,685.53
9/02               13,407.45      13,876.37
3/03               14,104.42      13,978.63
9/03               14,463.32       14398.75

AVERAGE ANNUAL TOTAL RETURN FOR THE PERIODS ENDED
SEPTEMBER 30, 2003

                                  ONE     FIVE       SINCE
                                 YEAR     YEAR   INCEPTION
                               ------   ------   ---------
GE Tax-Exempt**                 7.88%    6.13%       6.33%
LBMI                            3.76%    5.76%       6.26%


* MOODY'S INVESTORS SERVICES, INC., STANDARD & POOR'S AND FITCH ARE NATIONALLY RECOGNIZED STATISTICAL RATING ORGANIZATIONS.

** THE FUND RECORDED AN ACCOUNTING ADJUSTMENT FOR $1,100 IN 2003 WHICH ENHANCED
   PERFORMANCE DUE TO THE SMALL SIZE OF THIS SHARE CLASS. ABSENT THIS ADJUSTMENT, THE PERFORMANCE FOR THE CLASS Y SHARES WOULD HAVE BEEN 3.80%. THE FUND'S NET REALIZED AND UNREALIZED GAINS (LOSSES) ON INVESTMENTS AND DISTRIBUTIONS FROM NET INVESTMENT INCOME WOULD HAVE BEEN (0.01) PER SHARE WITHOUT THIS ADJUSTMENT.

SEE NOTES TO PERFORMANCE BEGINNING ON PAGE 67 FOR FURTHER INFORMATION, INCLUDING AN EXPLANATION OF LIPPER PEER CATEGORIES. PAST PERFORMANCE DOES NOT PREDICT FUTURE PERFORMANCE AND THE GRAPH AND TABLE DO NOT REFLECT THE DEDUCTION OF TAXES THAT A SHAREHOLDER WOULD PAY ON FUND DISTRIBUTIONS OR THE REDEMPTION OF FUND SHARES.
                                       49

                                                              GE TAX-EXEMPT FUND
--------------------------------------------------------------------------------

                                      SCHEDULE OF INVESTMENTS September 30, 2003
--------------------------------------------------------------------------------


GE TAX-EXEMPT FUND

PORTFOLIO COMPOSITION AS A % OF THE MARKET VALUE OF $47,830 (IN THOUSANDS) AS OF SEPTEMBER 30, 2003


[PIE CHART OMITTED, PLOT POINTS FOLLOWS]

GENERAL OBLIGATION 19.5%
TRANSPORTATION 15.2%
HOSPITAL 15.1%
WATER & SEWER 12.8%
LEASE/OTHER 9.9%
ELECTRICITY 8.7%
EDUCATION 6.8%
HOUSING 5.5%
SALES TAX 4.0%
INDUSTRIAL DEVELOPMENT 2.2%
SHORT TERM 0.3%

                                    PRINCIPAL
                                       AMOUNT         VALUE
--------------------------------------------------------------------------------

MUNICIPAL BONDS AND NOTES -- 98.7%+
--------------------------------------------------------------------------------

ALABAMA -- 1.3%

Alabama St. University (Series A)
   (MBIA Insured)
   4.90%    01/01/15                $595,000 $      645,896(o)

ALASKA -- 1.3%

City of Anchorage (Series A)
   (MBIA Insured)
   5.25%    06/01/11                 580,000        659,170(o)

ARIZONA -- 2.5%

Maricopa County Stadium District
   (AMBAC Insured)
   5.25%    06/01/12                 560,000        634,413(o)
   5.38%    06/01/16                 500,000        557,870(o)
                                                  1,192,283

ARKANSAS -- 0.9%

Arkansas Housing Development Agency
   8.38%    07/01/11                 315,000        423,492(m)

CALIFORNIA -- 4.0%

Sacramento Municipal Utility District
   6.80%    10/01/19                  55,000         68,858(m)
   9.00%    04/01/13                 850,000      1,125,391(m)
San Diego
   8.88%    02/01/11                 235,000        292,023(m)
Santa Clara County Financing Auth.
   5.00%    08/01/06                 400,000        434,820
                                                  1,921,092

                                    PRINCIPAL
                                       AMOUNT         VALUE
--------------------------------------------------------------------------------

COLORADO -- 2.6%

City of Colorado Springs
   8.50%    11/15/11             $   100,000   $    128,633(m)
Colorado Department of
   Transportation
   5.38%    06/15/14                 585,000        662,302
Denver City & County
   7.00%    08/01/10                 390,000        466,226(m)
                                                  1,257,161

CONNECTICUT -- 4.4%

Connecticut St. Health &
   Educational Facilities Auth.
   7.00%    07/01/12                 585,000        705,124(m)
Connecticut St. Health &
   Educational Facilities Auth.
   (Series H) (MBIA Insured)
   5.50%    07/01/12                 250,000        280,207(o)
New Haven (AMBAC Insured)
   5.38%    12/01/12               1,000,000      1,150,000(o)
                                                  2,135,331

DELAWARE -- 2.9%

Delaware St. Health Facilities Auth.
   Revenue (AMBAC Insured)
   5.25%    10/01/10                 500,000        566,800(o)
Delaware Transportation Auth.
   Motor Fuel Tax Revenue
   (MBIA Insured)
   5.00%    07/01/11                 750,000        842,828(o)
                                                  1,409,628

DISTRICT OF COLUMBIA -- 2.3%

District of Columbia (Series B)
   (FSA Insured)
   5.50%    06/01/08               1,000,000      1,140,160(o)

FLORIDA -- 5.8%

Florida Keys Aqueduct Auth.
   (MBIA Insured)
   5.00%    09/01/14                 500,000        555,080(o)
Gainesville
   8.13%    10/01/14                 175,000        218,048(m)
Jacksonville (Series B)
   (MBIA Insured)
   5.00%    10/01/09                 500,000        565,405(o)
Jacksonville Health Facilities Auth.
   11.50%   10/01/12                 200,000        323,666(m)
North Broward Hospital District
   5.25%    01/15/12                 740,000        789,824
St. of Florida
   10.00%   07/01/14                 235,000        347,650(m)
                                                  2,799,673


---------------------
See Notes to Schedules of Investments on page 69 and Notes to Financial Statements.

                                                              GE TAX-EXEMPT FUND
--------------------------------------------------------------------------------

                                      SCHEDULE OF INVESTMENTS SEPTEMBER 30, 2003
--------------------------------------------------------------------------------


                                    PRINCIPAL
                                       AMOUNT         VALUE
--------------------------------------------------------------------------------

GEORGIA -- 3.1%

Clarke County Hospital Auth.
   (MBIA Insured)
   9.88%    01/01/06               $  65,000 $       72,121(m,o)
Columbus Medical Center
   Hospital Auth.
   7.75%    07/01/10                 275,000        334,656(m)
Metropolitan Atlanta Rapid
   Transit Auth.
   7.00%    07/01/11                 435,000        543,263(m)
Private Colleges & Universities
   Auth. (Series A)
   6.00%    06/01/11                 500,000        549,685
                                                  1,499,725

HAWAII -- 1.2%

Hawaii St. (FSA Insured)
   5.75%    02/01/14                 500,000        587,585(o)

IDAHO -- 1.7%

Idaho Falls
   10.38%   04/01/13                 640,000        825,235(n)

ILLINOIS -- 5.3%

Chicago Housing Auth.
   5.00%    07/01/09                 765,000        846,962
Chicago Metropolitan Water
   Reclamation District-Greater
   Chicago (Series D)
   5.00%    12/01/10                 500,000        562,205
Illinois Educational Facilities Auth.
   5.00%    11/01/08                 450,000        475,281
St. of Illinois (FSA Insured)
   5.25%    10/01/11                 575,000        653,729(o)
                                                  2,538,177

INDIANA -- 3.3%

Indiana Toll Road Commission
   9.00%    01/01/15                 580,000        824,586(m)
Purdue University (Series P)
   5.25%    07/01/11                 200,000        226,696
Richland-Bean Blossom School
   Building Corp.
   5.00%    07/15/11                 500,000        558,355
                                                  1,609,637

IOWA -- 2.1%

Muscatine IA
   9.70%    01/01/13                 755,000      1,021,643(m)

KANSAS -- 1.2%

City of Wichita (FGIC Insured)
   5.00%    10/01/11                 500,000        561,975(o)

                                    PRINCIPAL
                                       AMOUNT         VALUE
--------------------------------------------------------------------------------

MAINE -- 1.2%

University of Maine (FSA Insured)
   5.38%    03/01/12              $  500,000  $     570,895(o)

MARYLAND -- 1.2%

County of Prince Georges
   (FSA Insured)
   5.50%    05/15/12                 500,000        579,645(o)

MASSACHUSETTS -- 5.7%

Commonwealth of Massachusetts
   (Series A)
   5.25%    12/15/12                 500,000        570,755
   6.00%    02/01/15               1,025,000      1,213,067(n)
Commonwealth of Massachusetts
   (Series C)
   5.38%    12/01/17                 500,000        575,945(n)
Massachusetts St. Port Auth.
   13.00%   07/01/13                 270,000        413,278(m)
                                                  2,773,045

MICHIGAN -- 4.5%

Michigan St. Hospital
   Finance Auth.
   9.00%    05/01/08                 610,000        742,028(m)
University of Michigan
   5.25%    12/01/12                 545,000        605,675
Wayne County (Series A)
   5.25%    10/01/12                 750,000        837,540
                                                  2,185,243

MINNESOTA -- 0.3%

Western Minnesota Municipal
   Power Agency
   6.63%    01/01/16                 100,000        123,565(m)

MISSISSIPPI -- 1.2%

Mississippi St.
   5.50%    09/01/14                 500,000        581,940

NEW JERSEY -- 6.7%

Atlantic County Improvement
   Auth. (MBIA Insured)
   7.40%    07/01/16                 175,000        228,905(m,o)
Atlantic County Improvement
   Auth. (Series A)
   (AMBAC Insured)
   7.40%    03/01/12                 325,000        406,036(m,o)
New Jersey St. Housing &
   Mortgage Finance Agency
   (Series F) (FSA Insured)
   5.40%    11/01/16                 515,000        542,589(o)


---------------------
See Notes to Schedules of Investments on page 69 and Notes to Financial Statements.

                                                              GE TAX-EXEMPT FUND
--------------------------------------------------------------------------------

                                      SCHEDULE OF INVESTMENTS SEPTEMBER 30, 2003
--------------------------------------------------------------------------------


                                    PRINCIPAL
                                       AMOUNT         VALUE
--------------------------------------------------------------------------------

New Jersey St. Transit Corp.
   (Series A) (AMBAC Insured)
   5.50%    09/15/11                $500,000  $     577,035(o)
New Jersey St. Turnpike
   Auth. (Series C)
   6.50%    01/01/16                 250,000        309,725
New Jersey Transportation Trust
   Fund Auth. (Series A)
   5.00%    06/15/09                 500,000        561,200
New Jersey Transportation Trust
   Fund Auth. (Series C)
   (FSA Insured)
   5.75%    12/15/12                 500,000        589,905(o)
                                                  3,215,395

NEW YORK -- 6.0%

Erie County Water Auth.
   (Series A) (AMBAC Insured)
   6.00%    12/01/08                 400,000        459,360(m,o)
New York St. Dormitory Auth.
   5.20%    02/15/16                 200,000        211,768
   7.38%    07/01/16                 710,000        906,209(m)
New York St. Dormitory Auth.
   (Series B)
   5.38%    07/01/18                 500,000        555,585
   7.50%    05/15/11                 165,000        205,847
New York St. Thruway Auth.
   (Series A)
   5.25%    03/15/10                 500,000        568,270
                                                  2,907,039

NORTH CAROLINA -- 1.3%

North Carolina Municipal Power
   Agency No. 1 Catawba
   10.50%   01/01/10                 480,000        617,299(m)

OHIO -- 3.7%

Hamilton County
   7.00%    01/01/12                 750,000        764,812
Ohio St. Water Development Auth.
   (Series I) (AMBAC Insured)
   7.00%    12/01/09                 385,000        459,567(m,o)
Steubenville
   5.75%    10/01/11                 500,000        543,440
                                                  1,767,819

PENNSYLVANIA -- 7.4%

Allegheny County Hospital
   Development Auth.
   7.38%    07/01/12                 495,000        607,563(m)
City of Philadelphia
   (MBIA Insured)
   6.25%    08/01/12                 250,000        303,165(o)
City of Philadelphia (Series B)
   (MBIA Insured)
   7.00%    05/15/20                 415,000        528,038(m,o)

                                    PRINCIPAL
                                       AMOUNT         VALUE
--------------------------------------------------------------------------------

Commonwealth of Pennsylvania
   5.25%    02/01/10                $545,000  $     619,774
Delaware River Port Auth.
   6.50%    01/15/11                 255,000        298,631(m)
Philadelphia Hospitals & Higher
   Education Facilities Auth.
   6.00%    06/01/23                 165,000        176,225(m)
Pittsburgh Urban Redevelopment
   Auth. (FGIC Insured)
   7.25%    09/01/14                 830,000      1,047,435(m,o)
                                                  3,580,831

PUERTO RICO -- 1.4%

Puerto Rico Aqueduct &
   Sewer Auth.
   10.25%   07/01/09                 520,000        656,224(m)

RHODE ISLAND -- 1.2%

Rhode Island Refunding Bond
   Auth. (Series A)
   (AMBAC Insured)
   5.00%    10/01/08                 500,000        563,325(o)

SOUTH CAROLINA -- 2.3%

Grand Strand Water & Sewer
   Auth. (FSA Insured)
   5.38%    06/01/13                 500,000        567,435(o)
Richland County
   4.25%    10/01/07                 500,000        522,065
                                                  1,089,500

TEXAS -- 3.1%

City of Houston (MBIA Insured)
   9.38%    10/01/13                 665,000        934,624(m,o)
City of Houston (Series B)
   (AMBAC Insured)
   5.75%    12/01/14                 500,000        578,010(o)
                                                  1,512,634

VIRGINIA -- 1.8%

Virginia Housing Development
   Auth. Commonwealth
   Mortgage (Series D)
   4.45%    07/01/11                 320,000        338,710
York County Industrial
   Development Auth.
   5.50%    07/01/09                 500,000        538,485
                                                    877,195

WASHINGTON -- 0.0%

Snohomish County Public
   Utility District No. 1
   6.38%    01/01/05                  20,000         21,315(m)


--------------------
See Notes to Schedules of Investments on page 69 and Notes to Financial Statements.

                                                              GE TAX-EXEMPT FUND
--------------------------------------------------------------------------------

                                      SCHEDULE OF INVESTMENTS SEPTEMBER 30, 2003
--------------------------------------------------------------------------------


                                    PRINCIPAL
                                       AMOUNT         VALUE
--------------------------------------------------------------------------------

WISCONSIN -- 3.8%

Milwaukee (Series W)
   (FSA Insured)
   5.25%    03/15/14                $575,000  $     642,534(o)
St. of Wisconsin (Series A)
   6.60%    07/01/11                 525,000        632,704(m)
Wisconsin St. Health & Educational
   Facilities Auth.
   5.50%    08/15/14                 500,000        542,180
                                                  1,817,418

TOTAL INVESTMENT IN SECURITIES
   (COST $44,798,577)                            47,668,190

                                      NUMBER
                                   OF SHARES          VALUE
--------------------------------------------------------------------------------

SHORT-TERM INVESTMENTS -- 0.3%
--------------------------------------------------------------------------------

GEI Short-Term Investment Fund
   (COST $161,595)                   161,595        161,595(l)

OTHER ASSETS AND LIABILITIES,
   NET 1.0%                                         489,397
                                                -----------


NET ASSETS-- 100%                               $48,319,182
                                                ===========


--------------------
See Notes to Schedules of Investments on page 69 and Notes to Financial Statements.

                                                    GE STRATEGIC INVESTMENT FUND
--------------------------------------------------------------------------------


  Q&A

Q. HOW DID THE GE STRATEGIC INVESTMENT FUND PERFORM COMPARED TO ITS BENCHMARK AND LIPPER PEER GROUP FOR THE TWELVE-MONTH PERIOD ENDED SEPTEMBER 30, 2003?

A. The GE Strategic Investment Fund gained 17.33% for Class A shares, 16.45% for Class B shares, 16.62% for Class C shares and 17.65% for Class Y shares for the twelve-month period ended September 30, 2003. During the same period, the Fund's broad based benchmarks, the Standard and Poor's 500 Composite Price Index returned 24.44% and the Lehman Brothers Aggregate Bond Index gained 5.41%. The Fund's Lipper peer group of 296 Flexible funds gained an average of 17.28%.

Q. WHAT WERE THE PRIMARY DRIVERS OF FUND PERFORMANCE?

A. As of September 30, 2003, the U.S. equity portion of the portfolio held 61 stocks that met our criteria of high quality, industry leading companies, with above average earnings growth and strong management teams. Year to date the sectors that helped our performance in U.S. equities the most were Consumer Staples and Telecommunications. In the Consumer Staples sector, our holdings returned 14% compared to the sector return of 5%. Positive performers in the sector included PepsiCo (+26%), Altria Group (+20%), and Gillette (+10%). In the Telecommunications sector, Vodafone (+60%) outperformed the sector return of +28%. For the year, the primary negative drivers of our relative performance were the Information Technology and Healthcare sectors. In the Information Technology sector, our holdings were +30% compared to a sector return of +60%. Concord EFS (-14%), Automatic Data Processing (+5%), Intuit (+6%), and Molex (+17%) trailed the sector returns significantly. Despite weakness in these names, we continue to believe that they will be the long term winners in the technology space. In the Healthcare sector our holdings returned 9% compared to the sector return of 11%. The relative underperformance of Healthcare to the broader market also negatively impacted our performance due to our overweight position. The weakest performers in the Healthcare sector included Johnson & Johnson (-7%), Cardinal Health (-6%), and Pfizer (+7%).

    In the fixed income portion of the Fund, sector and security selection contributed positively to Fund performance. Above market positions in lower rated corporates, and emphasis on yield-advantaged MBS, added value. A tactical trade out of U.S. Treasuries into German bunds in April, taking advantage of the weakening U.S. dollar, enhanced return. Lengthening duration in June, due to our outlook for a weaker than expected economy, negatively affected performance when rates reversed direction and rose sharply in July. Interest rates fluctuated wildly over the twelve months ended September 30, 2003. The U.S. 10-year Treasury note traded down to a 3.1% yield and back up to 4.6% before ending the period at 3.94%. Geopolitical uncertainties shifted to the reality of war. Worried about the health of the U.S. economy and the potential for deflation, the Federal Reserve lowered its fed funds target to a 45-year low of 1% in June, bringing yields along the entire Treasury yield curve down with it. In a reversal of fortune, rates surged in July and August after Fed Chairman Greenspan's testimony to Congress and optimism over signs of economic recovery, exacerbated by mortgage security hedging. By the end of September, an investor in a 10-year U.S. Treasury note had given up over half of their return gained in the nine months ending June 30. Corporate securities led all investment grade sector returns for the period due to strong investor demand, while mortgage-backed security performance suffered, primarily due to their duration extension during the market sell-off.

    The first half of the reporting period in the international equity markets was beset by a weakening global economy, impending war in Iraq and the SARS outbreak, combining to create a very weak market environment. Since the cyclical lows of late March, the world's stock markets have rebounded sharply, due to some signs of economic recovery assisted by plentiful liquidity and decades low interest rates. Geopolitics, however, remains a major problem. Europe has continued to lag the rest of the world in terms of recovery, as have its markets. Japan has seen a spirited recovery weight in cash. Top performing stocks were the emerging name Taiwan Semiconductor, closely followed by telecom holdings Vodafone (UK) and Telefonica (Spain). Worst performers during the period were BAE Systems (UK - defense); Minebea (Japan - machinery) in the last two quarters, led more by sentiment than by substance; and emerging markets have outperformed everything. China is the major focus of the world's attention currently, as its sheer appetite for imports and its ability to move up the quality curve with its exports, increasingly dominate the world's economic scene. After such a strong market recovery, it is vital that the underlying companies show improving performances that justifies these moves. So far the global economic recovery appears one-dimensional, more based on productivity than top-line growth: if so, it may not be sustainable. Also, the geopolitical situation seems very treacherous, with Iraq, the Middle East, India/Pakistan and Korea all having the potential to derail this recovery.

                                                    GE STRATEGIC INVESTMENT FUND
--------------------------------------------------------------------------------


-------------------------------------------
TEN LARGEST HOLDINGS
AS OF SEPTEMBER 30, 2003
as a % of Market Value
-------------------------------------------
  Citigroup Inc.                   2.70%
-------------------------------------------
  First Data Corp.                 2.52%
-------------------------------------------
  Federal National Mortgage Assoc.
       5.00% TBA                   2.26%
-------------------------------------------
  Federal National Mortgage Assoc. 1.98%
-------------------------------------------
  Liberty Media Corp. (Series A)   1.94%
-------------------------------------------
  Pfizer Inc.                      1.74%
-------------------------------------------
  American International Group     1.58%
-------------------------------------------
  Vodafone Group PLC. ADR          1.56%
-------------------------------------------
  Comcast Corp. (Class A Special)  1.55%
-------------------------------------------
  Cardinal Health Inc.             1.53%


INVESTMENT PROFILE

A mutual fund designed for
investors who seek to maximize
total return by investing
primarily in a combination of
equity securities and
investment grade debt
securities.

LIPPER PERFORMANCE COMPARISON
Flexible Peer Group

Based on average annual total
returns for the periods ended 9/30/03

                    ONE     FIVE    TEN
                   YEAR     YEAR   YEAR
                 --------- ------ ------
Number of
Funds in
peer group:         296      169      58
------------------------------------------
Peer group
average annual
total return:    17.28%    2.85%   7.27%
------------------------------------------
Lipper categories
in peer group:  Flexible
------------------------------------------


CHANGE IN VALUE OF A $10,000 INVESTMENT

CLASS A SHARES+

[LINE CHART OMITTED, PLOT POINTS AS FOLLOWS:]

          GE Strategic        GE Strategic Investment                            Composite
         Investment Fund            Fund w/load             S&P 500            LB Aggregate          Index**
9/93          10,000.00                  9,425.00            10,000.00            10,000.00          10,000.00
9/94           9,973.29                  9,399.82            10,368.60             9,677.53          10,091.48
9/95          12,002.69                 11,312.53            13,451.32            11,038.31          12,442.81
9/96          13,632.23                 12,848.38            16,186.50            11,579.14          14,187.15
9/97          16,693.32                 15,733.46            22,739.49            12,704.02          18,095.88
9/98          17,674.28                 16,658.01            24,811.72            14,166.25          20,023.66
9/99          20,375.11                 19,203.54            31,711.00            14,114.40          23,226.15
9/00          23,182.53                 21,849.53            35,910.69            15,101.07          25,789.06
9/01          21,024.25                 19,815.36            26,337.44            17,057.10          22,614.39
9/02          19,452.60                 18,334.08            20,940.91            18,523.40          20,496.62
9/03          22,822.77                 21,510.46            26,058.86            19,525.48          23,953.48

AVERAGE ANNUAL TOTAL RETURN FOR THE PERIODS ENDED
SEPTEMBER 30, 2003

                          ONE        FIVE      TEN
                          YEAR       YEAR     YEAR
                         -------  --------- ---------
GE Strategic Investment   17.33%     5.25%    8.60%
GE Strategic
   Investment  W/LOAD     10.57%     4.01%    7.96%
   MAXIMUM LOAD OF 5.75%
S&P 500                   24.44%     0.99%   10.05%
LB Aggregate               5.41%     6.63%    6.92%

CLASS B SHARES

[LINE CHART OMITTED, PLOT POINTS AS FOLLOWS:]

                GE Strategic         GE Strategic Investment                             Composite
               Investment Fund             Fund w/load              S&P 500            LB Aggregate        Index**
12/22/93            10,000.00                  10,000.00             10,000.00            10,000.00        10,000.00
9/94                 9,874.90                   9,874.90             10,133.30             9,671.81         9,950.70
9/95                11,803.95                  11,803.95             13,146.06            11,031.78        12,269.24
9/96                13,306.23                  13,306.23             15,819.17            11,572.29        13,989.25
9/97                16,176.03                  16,176.03             22,223.45            12,696.50        17,843.45
9/98                16,969.77                  16,969.77             24,248.65            14,157.87        19,744.33
9/99                19,420.34                  19,420.34             30,991.37            14,106.05        22,902.15
9/00                22,057.33                  22,057.33             35,095.75            15,092.14        25,429.31
9/01                20,003.81                  20,003.81             25,739.75            17,047.01        22,298.92
9/02                18,508.44                  18,508.44             20,465.69            18,512.44        20,210.70
9/03                21,715.03                  21,715.03             25,467.49            19,513.92        23,619.34

AVERAGE ANNUAL TOTAL RETURN FOR THE PERIODS ENDED
SEPTEMBER 30, 2003

                                  ONE       FIVE         SINCE
                                 YEAR       YEAR     INCEPTION
                              -------   --------    ----------
GE Strategic Investment        16.45%      4.46%         8.25%
GE Strategic
   Investment  W/LOAD          12.45%      4.46%         8.25%
   MAXIMUM LOAD                 4.00%      0.00%         0.00%
S&P 500                        24.44%      0.99%        10.06%
LB Aggregate                    5.41%      6.63%         7.10%

CLASS C SHARES

[LINE CHART OMITTED, PLOT POINTS AS FOLLOWS:]

                  GE Strategic       GE Strategic Investment                         Composite
                 Investment Fund           Fund w/load             S&P 500         LB Aggregate       Index**
9/30/99               10,000.00                10,000.00            10,000.00         10,000.00       10,000.00
3/00                  11,245.81                11,245.81            11,773.02         10,208.16       11,143.53
9/00                  11,276.28                11,276.28            11,324.36         10,699.05       11,103.46
3/01                  10,753.56                10,753.56             9,200.32         11,487.32       10,117.04
9/01                  10,148.20                10,148.20             8,305.46         12,084.89        9,736.61
3/02                  10,951.17                10,951.17             9,219.23         12,101.67       10,386.77
9/02                   9,314.56                 9,314.56             6,603.67         13,123.76        8,824.80
3/03                   9,544.84                 9,544.84             8,217.61         13,833.73       10,313.15
9/03                  10,862.96                10,862.96             8,217.61         13,833.73       10,313.15

AVERAGE ANNUAL TOTAL RETURN FOR THE PERIODS ENDED
SEPTEMBER 30, 2003

                                  ONE    THREE             SINCE
                                 YEAR     YEAR         INCEPTION
                              ------- --------        ----------
GE Strategic Investment        16.62%   -1.24%             2.09%
GE Strategic
   Investment  W/LOAD          15.62%   -1.24%             2.09%
   MAXIMUM LOAD                 1.00%    0.00%             0.00%
S&P 500                        24.44%  -10.14%            -4.79%
LB Aggregate                    5.41%    8.94%             8.45%

CLASS Y SHARES

[LINE CHART OMITTED, PLOT POINTS AS FOLLOWS:]

              GE Strategic        GE Strategic Investment                          Composite
             Investment Fund            Fund w/load            S&P 500           LB Aggregate
11/29/93          10,000.00                 10,000.00           10,000.00           10,000.00
9/94              10,025.30                 10,258.34            9,724.23           10,045.95
9/95              12,100.96                 13,308.28           11,091.57           12,386.68
9/96              13,789.47                 16,014.38           11,635.00           14,123.15
9/97              16,928.65                 22,497.68           12,765.31           18,014.25
9/98              17,961.68                 24,547.88           14,234.60           19,933.32
9/99              20,756.54                 31,373.80           14,182.50           23,121.37
9/00              23,675.52                 35,528.83           15,173.93           25,672.72
9/01              21,521.66                 26,057.38           17,139.40           22,512.37
9/02              19,957.35                 20,718.23           18,612.77           20,404.15
9/03              23,479.66                 25,781.76           19,619.68           23,845.42

AVERAGE ANNUAL TOTAL RETURN FOR THE PERIODS ENDED
SEPTEMBER 30, 2003

                         ONE        FIVE    SINCE
                         YEAR       YEAR  INCEPTION
                        -------  -------- ----------
GE Strategic Investment  17.65%     5.50%    9.06%
S&P 500                  24.44%     0.99%   10.11%
LB Aggregate              5.41%     6.63%    7.09%


SEE NOTES TO PERFORMANCE BEGINNING ON PAGE 67 FOR FURTHER INFORMATION, INCLUDING AN EXPLANATION OF LIPPER PEER CATEGORIES. PAST PERFORMANCE DOES NOT PREDICT FUTURE PERFORMANCE AND THE GRAPH AND TABLE DO NOT REFLECT THE DEDUCTION OF TAXES THAT A SHAREHOLDER WOULD PAY ON FUND DISTRIBUTIONS OR THE REDEMPTION OF FUND SHARES.

                                                    GE STRATEGIC INVESTMENT FUND
--------------------------------------------------------------------------------

                                      SCHEDULE OF INVESTMENTS September 30, 2003
--------------------------------------------------------------------------------


GE STRATEGIC INVESTMENT FUND

PORTFOLIO COMPOSITION AS A % OF THE MARKET VALUE OF $260,618 (IN THOUSANDS) AS OF SEPTEMBER 30, 2003

DOMESTIC EQUITY 48.0%
BONDS AND NOTES 25.9%
FOREIGN EQUITY 14.9%
SHORT TERM & OTHER 11.2%


                                       NUMBER
                                    OF SHARES        VALUE
--------------------------------------------------------------------------------

DOMESTIC EQUITY -- 52.3%+
--------------------------------------------------------------------------------

CONSUMER - DISCRETIONARY -- 8.5%

Carnival Corp.                       100,774  $   3,314,457(j)
Catalina Marketing Corp.              60,710        922,185(a,j)
Comcast Corp. (Class A Special)      136,671      4,037,261(a)
eBay Inc.                             10,538        563,888(a)
Harley-Davidson Inc.                     722         34,800
Home Depot Inc.                      106,043      3,377,470
InterActiveCorp.                       6,916        228,574(a)
Liberty Media Corp. (Series A)       507,163      5,056,415(a)
Target Corp.                          23,712        892,283
UnitedGlobalCom Inc.
   (Class A)                           8,669         52,968(a,j)
Viacom Inc. (Class B)                 50,505      1,934,342
                                                 20,414,643

CONSUMER - STAPLES -- 2.3%

Altria Group Inc.                     11,197        490,429
Colgate-Palmolive Co.                 18,442      1,030,723
PepsiCo Inc.                          48,740      2,233,754
The Gillette Co.                      27,005        863,620
Wal-Mart Stores Inc.                  15,478        864,446
                                                  5,482,972

ENERGY -- 2.8%

Burlington Resources Inc.             17,454        841,283
Exxon Mobil Corp.                     57,303      2,097,290
Nabors Industries Ltd.                22,065        822,142(a,j)
Schlumberger Ltd.                     59,608      2,885,027(j)
                                                  6,645,742

                                       NUMBER
                                    OF SHARES         VALUE
--------------------------------------------------------------------------------

FINANCIAL -- 11.8%

AFLAC Inc.                            28,981  $     936,086(h)
Alleghany Corp. (REIT)                 1,124        219,461(a)
American Express Co.                  44,742      2,016,075(h)
American International Group          71,220      4,109,394(h)
Bank One Corp.                        34,250      1,323,763
Berkshire Hathaway Inc.
   (Class B)                             810      2,021,760(a)
Citigroup Inc.                       154,903      7,049,636
Federal National
   Mortgage Assoc.                    73,651      5,170,300
Marsh & McLennan Cos. Inc.            50,387      2,398,925
SLM Corp.                             10,538        410,560
State Street Corp.                    57,303      2,578,635(e)
                                                 28,234,595

HEALTHCARE -- 10.4%

Abbott Laboratories                   55,327      2,354,164(h)
Cardinal Health Inc.                  68,500      3,999,715
DENTSPLY International Inc.           32,933      1,476,716
Johnson & Johnson                     71,339      3,532,707
Lincare Holdings Inc.                 92,212      3,379,570(a,j)
Merck & Co. Inc.                      33,591      1,700,376
Pfizer Inc.                          149,514      4,542,235
WebMD Corp.                           17,957        160,176(a,j)
Wyeth                                 82,990      3,825,839
                                                 24,971,498

INDUSTRIALS -- 4.3%

Danaher Corp.                          7,957        587,704(j)
Dover Corp.                           95,505      3,378,012(j)
Equifax Inc.                          73,769      1,642,836
3M Co.                                11,934        824,281
Tyco International Ltd.                8,233        168,200
United Technologies Corp.             19,450      1,503,096
Waste Management Inc.                 79,038      2,068,424
                                                 10,172,553

INFORMATION TECHNOLOGY -- 12.2%

Applied Materials Inc.                57,962      1,051,431(a)
Automatic Data Processing             62,243      2,231,412(h)
Certegy Inc.                          62,901      2,019,751(j)
Cisco Systems Inc.                   105,385      2,059,223(a)
Concord EFS Inc.                       9,678        132,298(a)
Dell Inc.                             57,962      1,935,351(a)
First Data Corp.                     164,663      6,579,933(j)
Intel Corp.                           94,187      2,591,084
International Business
   Machines Corp.                      8,562        756,281
Intuit Inc.                           57,962      2,796,087(a)
Microsoft Corp.                      122,510      3,404,553
Molex Inc. (Class A)                 116,056      2,848,014(j)
Paychex Inc.                          11,199        379,982
Yahoo! Inc.                           12,514        442,745(a)
                                                 29,228,145

TOTAL DOMESTIC EQUITY
   (COST $117,116,997)                          125,150,148


---------------------
See Notes to Schedules of Investments on page 69 and Notes to Financial Statements.

                                                    GE STRATEGIC INVESTMENT FUND
--------------------------------------------------------------------------------

                                      SCHEDULE OF INVESTMENTS September 30, 2003
--------------------------------------------------------------------------------


                                       NUMBER
                                    OF SHARES         VALUE
--------------------------------------------------------------------------------

FOREIGN EQUITY -- 16.2%
--------------------------------------------------------------------------------

CONSUMER - DISCRETIONARY -- 2.0%

Accor S.A.                            10,865  $     400,083
Autoliv Inc. SDR                       3,923        117,912
Bayerische Motoren Werke AG            6,806        257,196
Compass Group PLC.                    92,116        531,054
Grupo Televisa S.A. ADR                4,749        173,766(j)
Honda Motor Co. Ltd.                  10,800        432,135
Kingfisher PLC.                       66,500        288,361(j)
Koninklijke Philips
   Electronics N.V.                   23,915        541,965
Lagardere S.C.A. (Regd.)               6,751        305,827
Mediaset S.p.A.                       12,517        114,573
Nissan Motor Co. Ltd.                 47,700        514,510
Reed Elsevier PLC.                    66,954        523,650
Sharp Corp.                           23,000        336,615(j)
Sony Corp.                             6,400        223,426
                                                  4,761,073

CONSUMER - STAPLES -- 1.1%

Carrefour S.A.                        16,128        811,376
Diageo PLC.                            7,186         77,543
Nestle S.A. (Regd.)                    3,270        753,987
SABMiller PLC.                        15,727        123,067
Tesco PLC.                           128,456        514,334(j)
Wal-Mart de Mexico SA de
   CV (Series V)                      71,865        207,384
Woolworths Ltd.                       20,539        162,929
                                                  2,650,620

ENERGY -- 1.3%

China Petroleum &
   Chemical Corp.                  1,622,000        450,334
ENI-Ente Nazionale
   Idrocarburi S.p.A.                 42,683        652,149(j)
LUKOIL ADR                             2,210        181,839(b)
Petro-Canada                          11,493        447,047
Royal Dutch Petroleum Co.              6,625        290,938
Total S.A. (Series B)                  6,657      1,004,712
                                                  3,027,019

FINANCIAL -- 3.1%

Aegon N.V.                            20,417        237,528
Aiful Corp.                            2,650        159,880
AXA                                   19,549        329,421
Banca Intesa S.p.A.                  160,331        485,455
Banco Santander Central
   Hispano S.A. (Regd.)               41,053        348,044
Bank of Ireland                       44,780        537,130
Bank of Nova Scotia                    1,713         80,100
BNP Paribas                           15,289        749,582
Credit Agricole S.A.                  10,923        212,812
Credit Suisse Group (Regd.)           24,706        790,420

                                       NUMBER
                                    OF SHARES         VALUE
--------------------------------------------------------------------------------

Deutsche Boerse AG                     4,793 $      244,478
ING Groep N.V.                        35,383        648,159(j)
Kookmin Bank                           3,552        116,429
Mitsubishi Estate Co. Ltd.            17,000        160,542
Mitsui Sumitomo
   Insurance Co. Ltd.                 43,000        312,545
Muenchener Rueckversicherungs
   AG (Regd.)                          2,757        273,902
Riunione Adriatica di
   Sicurta S.p.A.                     30,610        466,974
Royal Bank of Scotland
   Group PLC.                         18,686        474,987
Sampo Oyj (Series A)                  34,490        279,149
Skandinaviska Enskilda
   Banken AB (Series A)               16,516        180,418
Svenska Handelsbanken                 25,734        437,472
                                                  7,525,427

HEALTHCARE -- 1.4%

Altana AG                                723         46,132
Chugai Pharmaceutical Co. Ltd.        20,700        258,113
GlaxoSmithKline PLC.                  40,344        837,174
Novartis AG (Regd.)                   18,688        723,123
Roche Holding AG                       2,228        184,739
Schering AG                            4,540        197,630
Smith & Nephew PLC.                   85,693        563,787
Terumo Corp.                          13,000        250,772
Teva Pharmaceutical
   Industries ADR                      5,793        331,070(j)
                                                  3,392,540

INDUSTRIALS -- 1.9%

ABB Ltd. (Regd.)                      35,656        197,099
Asahi Glass Co. Ltd.                  48,000        330,412
Assa Abloy AB (Series B)              18,096        159,077
Brambles Industries PLC.             126,254        356,065
Canadian Pacific Railway Ltd.         11,904        282,196
Capita Group PLC.                     22,524         92,057
Cie de Saint-Gobain                    3,167        116,434
Daikin Industries Ltd.                17,000        340,107
Empresa Brasileira de
   Aeronautica S.A. ADR               19,873        419,320
Grupo Ferrovial S.A.                   7,989        221,518
Johnson Electric Holdings Ltd.       156,400        241,352
Komatsu Ltd.                         114,000        593,904(j)
Mitsui & Co. Ltd.                     40,000        271,047(j)
Secom Co. Ltd.                         2,500         93,989
SKF AB (Series B)                      3,396        107,121
Smiths Group PLC.                     31,723        352,594
Vinci S.A.                             3,633        261,676
                                                  4,435,968

INFORMATION TECHNOLOGY -- 1.1%

Canon Inc.                            12,000        586,492
Hoya Corp.                             4,300        332,945
Murata Manufacturing Co. Ltd.          3,200        164,991
Nokia Oyj                              4,777         73,544


---------------------
See Notes to Schedules of Investments on page 69 and Notes to Financial Statements.

                                                    GE STRATEGIC INVESTMENT FUND
--------------------------------------------------------------------------------

                                      SCHEDULE OF INVESTMENTS September 30, 2003
--------------------------------------------------------------------------------


                                       NUMBER
                                    OF SHARES         VALUE
--------------------------------------------------------------------------------

Samsung Electronics Co. Ltd.           1,700  $     579,403
Taiwan Semiconductor
   Manufacturing Co. Ltd.            486,070        957,454(a)
                                                  2,694,829

MATERIALS -- 1.2%

Aracruz Celulose S.A. ADR              6,297        171,908
Arcelor                                8,872        107,865
BASF AG                                3,056        134,169
BHP Billiton PLC.                    101,629        674,541
Cia Vale do Rio Doce SP ADR            3,861        142,471
Cia Vale do Rio Doce ADR               6,854        279,780
CRH PLC.                              18,161        324,009
POSCO                                  2,264        259,834
POSCO ADR                                732         20,935
Rio Tinto PLC. (Regd.)                 4,659         99,310
Stora Enso Oyj (Series R)             39,156        484,719
Syngenta AG (Regd.)                    4,993        270,709
                                                  2,970,250

TELECOMMUNICATION SERVICES -- 2.5%

Telecom Italia S.p.A.                186,609        317,498(a)
Telefonica S.A.                       49,571        585,361(a)
Telefonica S.A. ADR                      294         10,429(a)
Vodafone Group PLC.                  468,723        934,484
Vodafone Group PLC. ADR              200,889      4,068,002
                                                  5,915,774

UTILITIES -- 0.6%

E.ON AG                                8,484        413,974
Huaneng Power International Inc.     256,000        350,422
National Grid Transco PLC.            58,590        375,251
Veolia Environnement                  13,863        307,385
                                                  1,447,032

TOTAL FOREIGN EQUITY
   (COST $36,470,965)                            38,820,532

                                   PRINCIPAL
                                      AMOUNT          VALUE
--------------------------------------------------------------------------------
BONDS AND NOTES -- 28.3%
--------------------------------------------------------------------------------

U.S. TREASURIES -- 5.2%

U.S. Treasury Bonds
   5.50%    08/15/28              $1,080,000      1,157,231
   6.88%    08/15/25                 365,000        458,674(h)
   7.25%    05/15/16                 375,000        479,745(h)
   8.13%    08/15/19 - 08/15/21    1,675,000      2,334,894(h)
                                                  4,430,544
U.S. Treasury Notes
   2.00%    08/31/05                 930,000        939,979
   2.38%    08/15/06               2,680,000      2,716,635
   2.63%    05/15/08               3,300,000      3,291,915

                                    PRINCIPAL
                                       AMOUNT         VALUE
--------------------------------------------------------------------------------

   3.00%    02/15/08              $  200,000 $      203,514
   3.13%    09/15/08                 255,000        258,088
   4.25%    08/15/13                 380,000        389,544
   6.00%    08/15/09                  80,000         92,450
                                                  7,892,125

TOTAL U.S. TREASURIES
   (COST $12,001,335)                            12,322,669

FEDERAL AGENCIES -- 2.9%

Federal Home Loan Bank
   1.88%    06/15/06                 540,000        537,678
   2.50%    12/15/05               1,370,000      1,391,290(h)
   2.88%    09/15/06                 940,000        957,277
                                                  2,886,245
Federal Home Loan Mortgage Corp.
   5.00%    07/30/09                 220,000        226,087
   5.25%    01/15/06                 830,000        892,690
                                                  1,118,777
Federal National Mortgage Assoc.
   2.88%    05/19/08                 265,000        260,821
   3.25%    01/15/08                 210,000        213,032
   3.75%    09/15/08                 850,000        859,044
   4.38%    07/17/13                 615,000        598,352
   5.00%    05/14/07                 645,000        659,874
   6.63%    11/15/30                 210,000        245,683
                                                  2,836,806

TOTAL FEDERAL AGENCIES
   (COST $6,717,550)                              6,841,828

AGENCY MORTGAGE BACKED -- 7.9%

Federal Home Loan Mortgage Corp.
   5.00%    04/01/13                 144,878        151,488
   6.00%    08/01/29                  54,984         56,696
   6.50%    01/01/27 - 06/01/29       73,268         76,109
   7.00%    10/01/16 - 09/01/32       53,424         56,439
   7.50%    11/01/09 - 12/01/30      215,529        229,420
   8.00%    04/01/30 - 11/01/30       29,913         32,288
   9.00%    04/01/16 - 06/01/21       25,563         28,358(h)
                                                    630,798
Federal National Mortgage Assoc.
   5.50%    03/01/14 - 08/01/33      761,905        788,484
   6.00%    07/01/14 - 10/01/33    1,499,953      1,549,365
   6.50%    01/01/15 - 10/01/33      444,617        466,088
   7.00%    10/01/16 - 05/01/33      836,503        884,316
   7.50%    12/01/09 - 03/01/33    1,232,047      1,311,930
   8.00%    12/01/11 - 01/01/33      568,498        610,524
   8.50%    06/01/30 - 11/01/31      255,588        274,247
   9.00%    06/01/09 - 12/01/22      258,142        283,531
                                                  6,168,485
Federal National Mortgage
   Assoc. TBA
   5.00%    TBA                    5,810,000      5,887,509(c)
   5.50%    TBA                    3,020,000      3,102,615(c)
                                                  8,990,124
Federal Reserve Corp.
   6.50%    09/15/33                  25,000         26,219


---------------------
See Notes to Schedules of Investments on page 69 and Notes to Financial Statements.

                                                    GE STRATEGIC INVESTMENT FUND
--------------------------------------------------------------------------------

                                      SCHEDULE OF INVESTMENTS September 30, 2003
--------------------------------------------------------------------------------


                                    PRINCIPAL
                                       AMOUNT         VALUE
--------------------------------------------------------------------------------

Government National Mortgage Assoc.
   6.00%    07/15/33             $    49,859   $     51,832
   6.50%    02/15/24 - 01/15/33      325,637        342,277
   7.00%    03/15/12 - 10/15/30      221,516        235,725
   7.50%    01/15/23                   6,399          6,896
   8.00%    09/15/29 - 06/15/30        7,104          7,609
   8.50%    10/15/17                 240,281        265,601
   9.00%    11/15/17 - 12/15/21      268,079        295,599
                                                  1,205,539
Government National Mortgage
   Assoc. TBA
   5.00%    TBA                    1,800,000      1,803,375(c)

TOTAL AGENCY MORTGAGE BACKED
   (COST $18,491,409)                            18,824,540

AGENCY COLLATERALIZED MORTGAGE OBLIGATIONS -- 1.5%

Collateralized Mortgage Obligation
   Trust (Class B)
   6.29%    11/01/18                   9,316          8,012(d,f)

Fannie Mae Whole Loan
   2.25%    06/25/43               1,637,069        120,734(g,i)
   5.19%    08/25/43                 220,000        226,600
                                                    347,344
Federal Home Loan
   Mortgage Corp.
   4.37%    08/01/27                   7,067          6,387(d,f)
   5.00%    07/15/14 - 05/15/17      619,197         66,612(g)
   6.25%    01/15/23                  39,140         40,208
   6.38%    05/25/43                 492,955         64,238(g,i)
   7.50%    01/15/16 - 07/15/27      126,990         74,453(g)
   7.75%    03/15/22                  47,427         50,012
   8.00%    04/15/20 - 07/01/24       35,491          9,439(g)
   18.10%   05/15/31                  72,000         80,640(i)
                                                    391,989
Federal Home Loan Mortgage
   Corp. (Class D)
   5.50%    06/15/33                 240,896         43,552(g)

Federal Home Loan Mortgage
   Corp. (Series T)
   6.98%    05/25/43                 258,908         37,380(g,i)

Federal National Mortgage Assoc.
   4.00%    08/25/17                 287,616        291,265
   5.00%    08/25/17                  71,904         11,733(g)
   5.50%    01/25/27                 174,638         30,125(g)
   5.89%    10/25/29                 204,150         23,732(g,i)
   6.49%    05/25/42 - 09/25/42    2,333,712        321,228(g,i)
   6.54%    04/25/17 - 10/25/17      500,080         62,086(g,i)
   6.59%    08/25/16                 180,587         21,254(g,i)
   7.50%    07/25/41                 103,680        113,919
   8.00%    07/25/14                 118,157        133,349
   11.98%   09/25/31                 149,501        160,575(i)
   12.82%   05/25/17 - 12/25/17      314,067        345,929(i)
   15.00%   12/25/42                 984,897         37,241(d,g,i)
   16.54%   03/25/17                 235,935        267,533(i)
   18.17%   04/25/32                  58,493         67,207(i)
                                                  1,887,176


                                    PRINCIPAL
                                       AMOUNT         VALUE
--------------------------------------------------------------------------------

Federal National Mortgage
   Assoc. (Class A)
   7.50%    11/25/31                $180,397  $     198,211

Federal National Mortgage
   Assoc. (Class S)
   5.99%    02/25/31                 242,489         27,886(g,i)

Federal National Mortgage
   Assoc. REMIC
   7.50%    02/25/41                 192,861        211,906
   14.19%   03/25/31                 243,155        259,449(i)
                                                    471,355

Federal National Mortgage Assoc.
   REMIC (Class B)
   5.50%    12/25/22                   9,865          8,406(d,f)

Federal National Mortgage Assoc.
   REMIC (Class J)
   1080.91%  03/25/22                     74          1,041(g)

Federal National Mortgage Assoc.
   REMIC (Class K)
   1008.91%  05/25/22                     38            845(g)

Federal National Mortgage
   Assoc. STRIPS
   7.50%    11/01/23 - 01/01/24      326,910         56,687(g)
   8.00%    08/01/23 - 07/01/24       67,149         12,232(g)
   8.50%    03/01/17 - 07/25/22       22,430          4,200(g)
   9.00%    05/25/22                  10,165          2,060(g)
                                                     75,179

TOTAL AGENCY COLLATERALIZED
   MORTGAGE OBLIGATIONS
   (COST $3,714,470)                              3,498,366

ASSET BACKED -- 2.6%

American Express Credit Account
   Master Trust (Class A)
   1.26%    09/15/08                 247,000        247,646(i)
Bank One Issuance Trust (Class A)
   1.23%    12/15/10                 150,000        150,134(i)
Bank One Issuance Trust (Class C)
   3.76%    08/15/08                 114,000        116,423
Bear Stearns Asset Backed
   Securities Inc. (Class A)
   1.49%    02/25/34                 240,000        240,000(i)
BMW Vehicle Owner Trust (Class B)
   2.93%    03/25/09                  49,000         49,512
Capital One Prime Auto
   Receivables Trust (Class A)
   2.09%    09/17/07                 390,000        389,513(i)
Chase Credit Card Master
   Trust (Class A)
   1.23%    07/15/10                 200,000        200,264(i)
Chase Funding Mortgage Loan
   Asset-Backed Certificates
   1.36%    03/25/32                 145,608        145,649(i)
   2.73%    05/25/36                 125,000        123,906


--------------------
See Notes to Schedules of Investments on page 69 and Notes to Financial Statements.

                                                    GE STRATEGIC INVESTMENT FUND
--------------------------------------------------------------------------------

                                      SCHEDULE OF INVESTMENTS SEPTEMBER 30, 2003
--------------------------------------------------------------------------------


                                    PRINCIPAL
                                       AMOUNT         VALUE
--------------------------------------------------------------------------------

Chase Manhattan Auto Owner
   Trust (Class A)
   2.57%    02/16/10                $276,000  $     289,770
Citibank Credit Card
   Issuance Trust
   1.18%    12/17/07                 200,000        200,036(i)
   4.45%    04/07/10                  62,000         63,138
   5.65%    06/16/08                 217,000        236,070
Citibank Credit Card Issuance
   Trust (Class A)
   2.70%    01/15/08                 145,000        147,265
   6.90%    10/15/07                  59,000         64,848
Citibank Credit Card Issuance
   Trust (Class B)
   1.45%    03/07/08                 227,000        227,324(i)
Citibank Credit Card Master
   Trust I (Class A)
   5.88%    03/10/11                  41,000         45,732
Countrywide Asset-Backed
   Certificates
   1.37%    07/25/31                  48,582         48,654(i)
   1.38%    05/25/32                  57,707         57,686(i)
Countrywide Home Equity Loan
   Trust (Class A)
   1.35%    07/15/27                 170,637        170,404(i)
Discover Card Master Trust I
   (Class A)
   5.30%    11/16/06                 400,000        409,692
Federal National Mortgage Assoc.
   3.95%    12/26/31                  71,000         72,840
Fleet Credit Card Master Trust II
   (Class A)
   2.40%    07/15/08                  66,000         66,591
Fleet Home Equity Loan Trust
   (Class A)
   1.36%    01/20/33                 125,307        125,204(i)
Ford Credit Auto Owner Trust
   (Class B)
   4.79%    11/15/06                 113,000        118,043
Green Tree Financial Corp.
   (Class A)
   6.90%    04/15/18                   9,842         10,051
Mid-State Trust (Class A)
   7.54%    07/01/35                  17,146         17,686
Nissan Auto Receivables Owner
   Trust (Class A)
   2.05%    03/16/09                  46,000         45,332
   2.61%    07/15/08                  96,000         96,772
Peco Energy Transition Trust
   6.52%    12/31/10                  46,000         52,841
Provident Bank Home Equity
   Loan Trust (Class A)
   6.72%    01/25/13                  17,245         17,762
PSE&G Transition Funding LLC
   (Class A)
   6.61%    06/15/15                 125,000        145,360
Residential Asset Securities Corp.
   (Class A)
   1.37%    07/25/32                 141,988        141,671(i)
   2.66%    11/25/28                  53,000         52,936

                                    PRINCIPAL
                                       AMOUNT         VALUE
--------------------------------------------------------------------------------

Saxon Asset Securities Trust
   (Class A)
   1.52%    12/25/32                $326,502  $     326,885(i)
Sears Credit Account Master
   Trust (Class A)
   1.25%    08/18/09                 500,000        499,436(i)
Superior Wholesale Inventory
   Financing Trust
   1.21%    01/16/06                 700,000        699,979(i)
West Penn Funding LLC Transition
   Bonds (Class A)
   6.81%    09/25/08                  63,000         68,059

TOTAL ASSET BACKED
   (COST $6,134,305)                              6,181,114

CORPORATE NOTES -- 6.5%

Alabama Power Co. (Series V)
   5.60%    03/15/33                  60,000         58,015
Albertson's Inc.
   7.45%    08/01/29                  90,000        101,404
Allstate Financial Global Funding
   5.25%    02/01/07                  50,000         53,724(b)
American Electric Power Co. Inc.
   (Series D)
   5.25%    06/01/15                  60,000         58,526
American Standard Inc.
   7.38%    04/15/05                  90,000         95,175
Anadarko Petroleum Corp.
   5.00%    10/01/12                  70,000         72,005
Anheuser-Busch Cos. Inc.
   6.50%    02/01/43                 115,000        129,235
AOL Time Warner Inc.
   6.88%    05/01/12                  10,000         11,252
   7.70%    05/01/32                  50,000         57,626
Appalachian Power Co. (Series E)
   4.80%    06/15/05                  90,000         94,040
Appalachian Power Co. (Series G)
   3.60%    05/15/08                  30,000         29,912
AT&T Corp.
   7.80%    11/15/11                 120,000        138,950(k)
Bank of America Corp.
   3.88%    01/15/08                  95,000         97,898
Bank One Corp.
   6.50%    02/01/06                  70,000         76,989
Baxter International Inc.
   4.63%    03/15/15                  90,000         87,926(b)
BB&T Corp.
   4.75%    10/01/12                  45,000         45,534
   6.38%    06/30/25                  65,000         70,210(i)
Belo Corp.
   8.00%    11/01/08                  50,000         59,719
British Sky Broadcasting PLC
   6.88%    02/23/09                  90,000        100,610
British Telecommunications PLC.
   8.38%    12/15/10                  55,000         67,729(k)
Cadbury Schweppes
   US Finance LLC.
   5.13%    10/01/13                  60,000         60,867(b)


---------------------
See Notes to Schedules of Investments on page 69 and Notes to Financial Statements.

                                                    GE STRATEGIC INVESTMENT FUND
--------------------------------------------------------------------------------

                                      SCHEDULE OF INVESTMENTS SEPTEMBER 30, 2003
--------------------------------------------------------------------------------


                                    PRINCIPAL
                                       AMOUNT         VALUE
--------------------------------------------------------------------------------

Campbell Soup Co.
   5.50%    03/15/07               $  85,000   $     93,081
Carolina Power & Light Co.
   6.13%    09/15/33                  40,000         41,508
Cendant Corp.
   6.25%    01/15/08                 130,000        143,087
Cia Brasileira de Bebidas
   8.75%    09/15/13                 105,000        105,733(b)
Citigroup Inc.
   7.25%    10/01/10                  95,000        112,242
City National Corp.
   5.13%    02/15/13                  75,000         76,605
Comcast Cable Communications
   6.38%    01/30/06                 175,000        190,080
Comcast Corp.
   5.50%    03/15/11                  45,000         47,393
   5.85%    01/15/10                  65,000         70,387
ConAgra Foods Inc.
   6.00%    09/15/06                  80,000         87,776
Conoco Inc.
   6.95%    04/15/29                  55,000         63,159
Countrywide Home Loans Inc.
   1.62%    06/02/06                 300,000        300,740(i)
   5.63%    05/15/07                  85,000         92,149
COX Enterprises Inc.
   8.00%    02/15/07                  40,000         46,101(b)
CSX Corp.
   5.50%    08/01/13                  40,000         41,988
   7.25%    05/01/04                  40,000         41,277
DaimlerChrysler N.A.
   Holding Corp.
   4.05%    06/04/08                  65,000         64,454
Delhaize America Inc.
   7.38%    04/15/06                  60,000         64,200
Deutsche Telekom International
   Finance BV
   5.25%    07/22/13                  75,000         75,983
Devon Financing Corp. ULC
   7.88%    09/30/31                  50,000         61,325
Dominion Resources Inc. (Series A)
   2.80%    02/15/05                  70,000         70,877
Dominion Resources Inc. (Series B)
   4.13%    02/15/08                 120,000        122,432
Domtar Inc.
   7.88%    10/15/11                  60,000         71,664
Duke Energy Corp.
   4.50%    04/01/10                  55,000         55,218
   5.38%    01/01/09                  60,000         63,979
EOP Operating LP
   7.25%    02/15/18                  75,000         87,200
   7.75%    11/15/07                  40,000         46,356
Equitable Resources Inc.
   5.15%    11/15/12                  90,000         94,726
ERP Operating LP
   6.63%    03/15/12                 270,000        304,557
European Investment Bank
   4.63%    03/01/07                 130,000        139,284
Ford Motor Co.
   7.45%    07/16/31                  60,000         55,357

                                    PRINCIPAL
                                       AMOUNT         VALUE
--------------------------------------------------------------------------------

Ford Motor Credit Co.
   6.88%    02/01/06                $150,000   $    159,666
   7.38%    10/28/09                  50,000         53,404
   7.60%    08/01/05                 200,000        214,581
FPL Group Capital Inc.
   7.38%    06/01/09                  50,000         58,900
Fred Meyer Inc. Holding Co.
   7.38%    03/01/05                  50,000         53,799
General Mills Inc.
   3.88%    11/30/07                  85,000         87,825
   5.13%    02/15/07                 110,000        118,448
General Motors Acceptance Corp.
   4.15%    02/07/05                 120,000        121,772
   5.13%    05/09/08                  25,000         25,570
   6.87%    12/01/12                  90,000         48,594(d)
   6.88%    09/15/11 - 08/28/12      220,000        227,291
   7.25%    03/02/11                  25,000         26,483
Georgia Power Co.
   4.88%    07/15/07                 115,000        122,392
Golden West Financial Corp.
   4.75%    10/01/12                  85,000         85,821
Goldman Sachs Group Inc.
   4.13%    01/15/08                  60,000         62,159
   6.60%    01/15/12                  90,000        101,701
Household Finance Corp.
   3.38%    02/21/06                  50,000         51,202
   6.38%    10/15/11 - 11/27/12      115,000        127,734
   6.50%    01/24/06                 190,000        208,138
HSBC Capital Funding LP
   4.61%    12/29/49                 150,000        142,406(b,i)
   9.55%    12/31/49                  75,000         96,087(b,i)
Hudson United Bank
   7.00%    05/15/12                 145,000        163,933
Humana Inc.
   6.30%    08/01/18                  90,000         95,465
Hydro Quebec
   8.00%    02/01/13                  70,000         89,375
   8.25%    04/15/26                 100,000        132,808
International Business
   Machines Corp.
   1.27%    09/10/04                 500,000        500,442(i)
International Paper Co.
   6.75%    09/01/11                  60,000         67,680
John Deere Capital Corp.
   4.13%    07/15/05                 145,000        151,016
John Hancock Global Funding II
   5.63%    06/27/06                 175,000        190,472(b)
Kellogg Co. (Series B)
   7.45%    04/01/31                  60,000         72,895
Keycorp
   4.63%    05/16/05                 110,000        115,265
KeySpan Corp.
   5.88%    04/01/33                  40,000         40,499
Kinder Morgan Inc.
   6.50%    09/01/12                  90,000        100,383
Kraft Foods Inc.
   5.25%    06/01/07                  85,000         90,862
Kroger Co.
   7.65%    04/15/07                  75,000         85,895


---------------------
See Notes to Schedules of Investments on page 69 and Notes to Financial Statements.

                                                    GE STRATEGIC INVESTMENT FUND
--------------------------------------------------------------------------------

                                      SCHEDULE OF INVESTMENTS SEPTEMBER 30, 2003
--------------------------------------------------------------------------------


                                    PRINCIPAL
                                       AMOUNT         VALUE
--------------------------------------------------------------------------------

Lehman Brothers Holdings Inc.
   5.88%    11/15/17               $  90,000   $     95,207
Lockheed Martin Corp.
   8.50%    12/01/29                 235,000        313,723
Marsh & McLennan Cos. Inc.
   5.88%    08/01/33                  45,000         45,051
Masco Corp.
   5.88%    07/15/12                  40,000         43,476
Merrill Lynch & Co. Inc.
   3.38%    09/14/07                  55,000         55,729
Metropolitan Life Global
   Funding I
   4.75%    06/20/07                 105,000        112,817(b)
Midamerican Energy Holdings Co.
   3.50%    05/15/08                  60,000         59,528
Morgan Stanley
   4.25%    05/15/10                  50,000         50,576
   5.30%    03/01/13                  70,000         72,262
Murphy Oil Corp.
   7.05%    05/01/29                  75,000         86,461
National Rural Utilities
   Cooperative Finance Corp.
   6.00%    05/15/06                 130,000        142,185
NB Capital Trust IV
   8.25%    04/15/27                 195,000        230,898
News America Inc.
   6.55%    03/15/33                  50,000         48,345
Nisource Finance Corp.
   5.40%    07/15/14                  75,000         75,989
Nordic Investment Bank
   2.75%    01/11/06                  65,000         66,375
Norfolk Southern Corp.
   6.00%    04/30/08                  55,000         61,590
Norsk Hydro ASA
   7.25%    09/23/27                  75,000         88,365
Northeast Utilities (Series B)
   3.30%    06/01/08                  35,000         33,981
Ocean Energy Inc.
   4.38%    10/01/07                  85,000         88,499
Ohio Power Co. (Series E)
   6.60%    02/15/33                  35,000         37,194(b)
Oncor Electric Delivery Co.
   7.25%    01/15/33                  40,000         45,718(b)
Pall Corp.
   6.00%    08/01/12                  90,000         95,103(b)
Panhandle Eastern Pipe Line
   4.80%    08/15/08                  75,000         77,231(b)
Pemex Finance Ltd.
   9.03%    02/15/11                  65,000         77,947
Pemex Project Funding
   Master Trust
   7.38%    12/15/14                  90,000         96,075
Petro-Canada
   5.35%    07/15/33                  30,000         27,241
Petroleos Mexicanos
   9.50%    09/15/27                 160,000        193,600
PP&L Capital Funding Inc.
   7.75%    04/15/05                  65,000         70,007
Principal Life Global Funding I
   5.25%    01/15/13                  90,000         93,135(b)


                                    PRINCIPAL
                                       AMOUNT         VALUE
--------------------------------------------------------------------------------

Procter & Gamble - ESOP
   (Series A)
   9.36%    01/01/21                $110,000  $     154,107
Progress Energy Inc.
   7.75%    03/01/31                 105,000        120,404
PSI Energy Inc.
   6.65%    06/15/06                  75,000         82,400
Public Service Co. of Colorado
   4.88%    03/01/13                  70,000         70,445(b)
   7.88%    10/01/12                  50,000         60,772
Public Service Co. of
   New Mexico
   4.40%    09/15/08                  80,000         81,826
Public Service Electric & Gas
   5.00%    01/01/13                  85,000         86,649
Puget Energy Inc.
   3.36%    06/01/08                  35,000         34,323
Quest Diagnostics
   6.75%    07/12/06                  60,000         65,900
Raytheon Co.
   6.75%    08/15/07                  25,000         28,189
   8.20%    03/01/06                  40,000         45,393
Royal Bank of Scotland
   Group PLC. ADR
   9.12%    03/31/49                  35,000         44,214
Safeco Corp.
   4.20%    02/01/08                  35,000         36,069
Safeway Inc.
   6.15%    03/01/06                 145,000        157,256
Sara Lee Corp.
   6.13%    11/01/32                  30,000         31,639
SC Johnson & Son Inc.
   5.75%    02/15/33                  60,000         58,828(b)
Shurgard Storage Centers Inc.
   5.88%    03/15/13                  80,000         83,945
Simon Property Group LP
   6.75%    07/15/04                  90,000         93,516
Southtrust Bank NA
   7.00%    11/15/08                  45,000         52,396
Sprint Capital Corp.
   6.13%    11/15/08                 140,000        150,967
   7.63%    01/30/11                  60,000         67,634
   8.38%    03/15/12                  55,000         64,811
Synovus Financial Corp.
   4.88%    02/15/13                  60,000         60,288
Telefonos de Mexico
   S.A. de C.V.
   8.25%    01/26/06                  80,000         88,800
Textron Inc.
   4.50%    08/01/10                  55,000         55,763
The Bear Stearns Cos. Inc.
   5.70%    01/15/07                  85,000         92,956
The May Department Stores Co.
   8.50%    06/01/19                  20,000         25,180
The Progressive Corp.
   6.25%    12/01/32                  60,000         63,453
Time Warner Cos.
   7.57%    02/01/24                  55,000         61,539
Time Warner Inc.
   7.75%    06/15/05                  60,000         65,512


--------------------
See Notes to Schedules of Investments on page 69 and Notes to Financial Statements.

                                                    GE STRATEGIC INVESTMENT FUND
--------------------------------------------------------------------------------

                                      SCHEDULE OF INVESTMENTS SEPTEMBER 30, 2003
--------------------------------------------------------------------------------


                                    PRINCIPAL
                                       AMOUNT         VALUE
--------------------------------------------------------------------------------

Toll Brothers Inc.
   5.95%    09/15/13               $  90,000   $     94,990(b)
Travelers Property
   Casualty Corp.
   6.38%    03/15/33                  55,000         58,178
Turner Broadcasting
   System Inc.
   8.38%    07/01/13                 120,000        147,411
Tyson Foods Inc.
   6.63%    10/01/04                  60,000         62,509
   7.25%    10/01/06                 105,000        117,125
Union Electric Co.
   5.10%    08/01/18                  45,000         45,522
Union Planters Bank NA
   5.13%    06/15/07                 120,000        128,575
United Dominion Realty
   Trust Inc.
   6.50%    06/15/09                  90,000        100,410
United Overseas Bank Ltd.
   4.50%    07/02/13                  60,000         58,653(b)
Univision Communications Inc.
   7.85%    07/15/11                  60,000         70,332
Vale Overseas Ltd.
   9.00%    08/15/13                  65,000         67,763(b)
Valero Energy Corp.
   6.88%    04/15/12                  35,000         39,057
   7.50%    04/15/32                  50,000         55,496
Verizon Florida Inc. (Series F)
   6.13%    01/15/13                  60,000         65,720
Wachovia Corp.
   4.95%    11/01/06                 100,000        107,214
Washington Mutual Inc.
   5.63%    01/15/07                 120,000        130,501
Waste Management Inc.
   7.38%    08/01/10                  75,000         87,496
Webster Bank
   5.88%    01/15/13                  85,000         89,320(b)
Wells Fargo & Co.
   5.25%    12/01/07                 175,000        190,172
Wendy's International Inc.
   6.20%    06/15/14                 150,000        166,907
Weyerhaeuser Co.
   5.50%    03/15/05                 155,000        162,831
   6.00%    08/01/06                  75,000         81,526
   6.13%    03/15/07                  50,000         54,939
Wisconsin Energy Corp.
   5.88%    04/01/06                  85,000         91,942

TOTAL CORPORATE NOTES
   (COST $14,923,114)                            15,633,298

NON-AGENCY COLLATERALIZED MORTGAGE OBLIGATIONS -- 1.1%

Bear Stearns Commercial Mortgage
   Securities (Class A)
   6.02%    02/14/31                 150,000        166,102
Bear Stearns Commercial Mortgage
   Securities (Class B)
   6.20%    02/14/31                  25,000         27,871

                                    PRINCIPAL
                                       AMOUNT         VALUE
--------------------------------------------------------------------------------

Citicorp Mortgage Securities Inc.
   (Class B)
   6.13%    08/25/32              $  102,834  $     107,160(i)
Crusade Global Trust (Class A)
   1.33%    09/18/34                 115,000        117,080(i)
CS First Boston Mortgage Securities
   Corp. (Class A)
   5.11%    09/15/34                  39,000         41,708
DLJ Commercial Mortgage Corp.
   6.24%    11/12/31                 100,000        111,761
First Horizon Asset Securities Inc.
   (Class B)
   6.25%    09/25/32                  69,266         70,911
First Union-Lehman Brothers-
   Bank of America (Class A)
   6.56%    11/18/35                  50,000         56,577
Impac CMB Trust (Class A)
   1.54%    11/25/32                 168,379        168,651(i)
JP Morgan Chase Commercial
   Mortgage Securities Corp.
   6.47%    11/15/35                  30,000         34,070
JP Morgan Chase Commercial
   Mortgage Securities Corp.
   (Class A)
   4.92%    10/15/37                  98,000         99,773(i)
LB-UBS Commercial
   Mortgage Trust
   3.82%    03/15/34                 522,000         14,893(b,d,i)
   8.84%    02/15/37                 773,071         21,501(b,d,i)
   10.22%   04/15/37               1,142,023         24,268(b,d,i)
LB-UBS Commercial Mortgage
   Trust (Class A)
   4.93%    09/15/35                 146,000        148,920(i)
   6.65%    11/15/27                 100,000        114,678
LB-UBS Commercial Mortgage
   Trust (Class B)
   6.65%    07/14/16                  28,000         31,680(b)
Master Asset Securitization Trust
   6.31%    09/25/32                  54,357         56,163(i)
Morgan Stanley Capital I (Class A)
   5.01%    04/15/38                  58,000         59,776
   6.53%    03/15/31                 127,000        143,462
   7.11%    04/15/33                 119,000        138,320
Morgan Stanley Capital I (Class D)
   7.09%    07/15/30                  50,000         57,931(i)
Morgan Stanley Dean Witter
   Capital I
   0.85%    10/15/35                 886,000         26,581(b,g,i)
   0.91%    04/15/34                 567,000         18,459(b,g,i)
   7.20%    10/15/33                  25,000         29,312
Morgan Stanley Dean Witter
   Capital I (Class A)
   6.39%    10/15/35                  91,000        102,900
   6.54%    02/01/31                 100,000        112,702
Puma Finance Ltd. (Class A)
   1.31%    10/11/34                 140,000        139,916(i)
Residential Asset
   Securitization Trust
   1.03%    08/25/30                 152,194          2,679(g,i)


--------------------
See Notes to Schedules of Investments on page 69 and Notes to Financial Statements.

                                                    GE STRATEGIC INVESTMENT FUND
--------------------------------------------------------------------------------

                                      SCHEDULE OF INVESTMENTS September 30, 2003
--------------------------------------------------------------------------------


                                    PRINCIPAL
                                       AMOUNT         VALUE
--------------------------------------------------------------------------------

Salomon Brothers Mortgage
   Securities VII
   7.00%    07/25/24                $200,000 $      191,370(i)
Structured Asset Securities
   Corp. (Class X)
   1.89%    02/25/28                 207,939         12,476(i)
Wachovia Bank Commercial
   Mortgage Trust
   1.64%    03/15/15                 100,000         99,913(b,i)
   2.02%    03/15/15                 100,000         99,920(b,i)
Wachovia Bank Commercial
   Mortgage Trust (Class B)
   1.54%    03/15/15                 120,000        120,046(b,i)

TOTAL NON-AGENCY COLLATERALIZED
   MORTGAGE OBLIGATIONS
   (COST $2,751,100)                              2,769,530

MUNCIPALS -- 0.0%*

Illinois St.
   5.10%    06/01/33
   (COST $6,795)                       7,000          6,515

SOVEREIGN BONDS -- 0.6%

Bahamas Government
   International Bond
   6.63%    05/15/33                  45,000         46,412(b)
Canada Government
   International Bond
   5.25%    11/05/08                  30,000         33,302
Mexico Government
   International Bond
   4.63%    10/08/08                  90,000         92,250
   8.00%    09/24/22                  35,000         38,587
   8.13%    12/30/19                 155,000        175,150
Ontario Electricity
   Financial Corp.
   7.45%    03/31/13                  35,000         43,375
Province of British Columbia
   4.63%    10/03/06                  95,000        101,312
Province of Manitoba
   4.25%    11/20/06                 150,000        158,315
Province of New Brunswick
   3.50%    10/23/07                  90,000         92,371
Province of Ontario
   3.50%    09/17/07                 190,000        194,961
   5.13%    07/17/12                  15,000         16,036
Province of Quebec
   5.00%    07/17/09                 120,000        129,042
Province of Saskatchewan
   7.38%    07/15/13                  60,000         74,405
   8.00%    02/01/13                  35,000         45,218

                                    PRINCIPAL
                                       AMOUNT         VALUE
--------------------------------------------------------------------------------

Republic of Italy
   4.38%    10/25/06                 $10,000  $      10,607(j)
   4.63%    06/15/05                  80,000         84,210

TOTAL SOVEREIGN BONDS
   (COST $1,283,755)                              1,335,553

TOTAL BONDS AND NOTES
   (COST $66,023,833)                            67,413,413

                                      NUMBER
                                   OF SHARES          VALUE
--------------------------------------------------------------------------------

EXCHANGE TRADED FUND -- 0.0% *
--------------------------------------------------------------------------------


SPDR Trust Series 1
   (COST $61,269)                        593         59,270



--------------------------------------------------------------------------------
PREFERRED STOCK -- 0.2%
--------------------------------------------------------------------------------

FOREIGN PREFERRED -- 0.2%

Porsche AG                               494        207,920
Henkel KGaA                            4,915        336,271

TOTAL PREFERRED STOCK
   (COST $491,888)                                  544,191

--------------------------------------------------------------------------------
WARRANTS -- 0.0%*
--------------------------------------------------------------------------------


AXA
   (COST $0)                          19,549            911(a)

TOTAL INVESTMENTS IN SECURITIES
   (COST $220,164,952)                          231,988,465

--------------------------------------------------------------------------------
SHORT-TERM INVESTMENTS -- 12.0%
--------------------------------------------------------------------------------

GEI Short-Term
   Investment Fund                18,334,339     18,334,339(l)
State Street Navigator Securities
   Lending Prime Portfolio        10,297,150     10,297,150(e,p)

TOTAL SHORT-TERM INVESTMENTS
   (COST $28,631,489)             28,631,489     28,631,489

LIABILITIES IN EXCESS OF OTHER ASSETS,
   NET (9.0)%                                   (21,402,447)
                                               ------------

NET ASSETS-- 100%                              $239,217,507
                                               ============


--------------------
See Notes to Schedules of Investments on page 69 and Notes to Financial Statements.

                                                            GE MONEY MARKET FUND
--------------------------------------------------------------------------------


INVESTMENT PROFILE

A mutual fund designed for
investors who seek a high
level of current income
consistent with the
preservation of capital and
maintenance of liquidity by
investing primarily in
short-term, U.S.
dollar-denominated money
market instruments.

LIPPER PERFORMANCE COMPARISON
Money Market Peer Group

Based on average annual total
returns for the periods ended 9/30/03

                    ONE     FIVE    TEN
                   YEAR     YEAR   YEAR
                 --------- ------ ------
Number of
Funds in
peer group:         400      280     160
-------------------------------------------
Peer group
average annual
total return:     0.56%    3.23%   4.01%
-------------------------------------------
Lipper categories
in peer group:  Money Market


CHANGE IN VALUE OF A $10,000 INVESTMENT

[LINE CHART OMITTED, PLOT POINTS AS FOLLOWS:]

        GE Money Market Fund      90 Day T-Bill
9/93               10,000.00          10,000.00
9/94               10,330.56          10,378.82
9/95               10,900.32          10,966.75
9/96               11,465.21          11,539.38
9/97               12,054.93          12,135.96
9/98               12,685.84          12,757.62
9/99               13,279.66          13,340.40
9/00               14,050.71          14,107.05
9/01               14,734.17          14,743.46
9/02               14,982.08          15,005.05
9/03               15,126.24          15,172.45

AVERAGE ANNUAL TOTAL RETURN FOR THE PERIODS ENDED
SEPTEMBER 30, 2003

                        ONE      FIVE      TEN
                       YEAR      YEAR     YEAR
                    -------  ------------------
GE Money Market       0.96%     3.58%    4.22%
90 Day T-Bill         1.12%     3.53%    4.26%


FUND YIELD
AT SEPTEMBER 30, 2003
-----------------------------------------------

                        FUND      IBC MONEY FUND
                        ----      --------------
  7-day current         0.93%+         0.51%
  7-day effective       0.93%          0.51%

CURRENT YIELD REPRESENTS INCOME EARNED ON AN INVESTMENT
IN THE MONEY MARKET FUND FOR A SEVEN DAY PERIOD AND
THEN ANNUALIZED.

EFFECTIVE YIELD IS CALCULATED SIMILARLY BUT IS SLIGHTLY HIGHER BECAUSE IT REFLECTS THE COMPOUNDING EFFECT OF EARNINGS ON REINVESTED DIVIDENDS.

+THE SEVEN DAY CURRENT YIELD, RATHER THAN THE TOTAL RETURN, MORE CLOSELY
 REFLECTS THE CURRENT EARNINGS OF THE GE MONEY MARKET FUND AT
 SEPTEMBER 30, 2003.


AN INVESTMENT IN THE GE MONEY
MARKET FUND IS NOT INSURED OR
GUARANTEED BY THE FEDERAL
DEPOSIT INSURANCE CORPORATION
OR ANY OTHER GOVERNMENT
AGENCY. ALTHOUGH THE FUND
SEEKS TO PRESERVE THE VALUE OF
YOUR INVESTMENT AT $1.00 PER
SHARE, IT IS POSSIBLE TO LOSE
MONEY BY INVESTING IN THE
FUND.

SEE NOTES TO PERFORMANCE BEGINNING ON PAGE 67 FOR FURTHER INFORMATION, INCLUDING AN EXPLANATION OF LIPPER PEER CATEGORIES. PAST PERFORMANCE DOES NOT PREDICT FUTURE PERFORMANCE AND THE GRAPH AND TABLE DO NOT REFLECT THE DEDUCTION OF TAXES THAT A SHAREHOLDER WOULD PAY ON FUND DISTRIBUTIONS OR THE REDEMPTION OF FUND SHARES.



Q&A

Q.  HOW DID THE GE MONEY MARKET FUND PERFORM COMPARED TO
    ITS BENCHMARK AND LIPPER PEER GROUP FOR THE YEAR ENDED SEPTEMBER
    30, 2003?

A. The GE Money Market Fund returned 0.96% for the twelve months ended September 30, 2003. By comparison, the 90-day Treasury Bill returned 1.12% and the average return posted by the Fund's Lipper peer group representing 400 Money Market funds was 0.56%.

Q.  WHAT WERE THE KEY DRIVERS OF FUND PERFORMANCE?

A. Active management of the Fund's average maturity was the primary driver of Fund performance. Our outlook for monetary policy relative to market consensus drives our tactical positioning along the short end of the yield curve.

                                                            GE MONEY MARKET FUND
--------------------------------------------------------------------------------


GE MONEY MARKET FUND

PORTFOLIO COMPOSITION AS A % OF THE MARKET VALUE OF $269,796 (IN THOUSANDS) AS OF SEPTEMBER 30, 2003

[PIE CHART OMITTED, PLOT POINTS FOLLOWS]

COMMERCIAL PAPER 35.8%
YANKEE CERTIFICATES OF DEPOSIT 28.0%
U.S. GOVERNMENTS 27.3%
REPURCHASE AGREEMENTS 4.5%
ASSET BACKED 4.0%
TIME DEPOSITS 0.4%


                                    PRINCIPAL     AMORTIZED
                                       AMOUNT          COST
--------------------------------------------------------------------------------

SHORT-TERM INVESTMENTS -- 100.1%+
--------------------------------------------------------------------------------

U.S. GOVERNMENTS -- 27.3%

U.S. AGENCIES
Federal Farm Credit Discount Notes
   0.95%    06/16/04             $ 4,780,000  $   4,747,674(d)

Federal Home Loan Bank
   1.04%    10/24/03               7,299,000      7,294,150(d)
   1.85%    11/14/03               6,840,000      6,851,035
                                                 14,145,185
Federal Home Loan Bank System
   1.31%    04/15/04               5,750,000      5,824,889

Federal Home Loan Mortgage Corp.
   0.91%    10/31/03              12,170,000     12,160,771(d)
   1.06%    10/30/03               1,530,000      1,528,693(d)
   1.15%    11/06/03               6,960,000      6,952,066(d)
                                                 20,641,530
Federal National Mortgage Assoc.
   1.07%    11/12/03              11,200,000     11,186,019(d)
   1.11%    02/06/04               1,600,000      1,593,742(d)
   1.27%    02/13/04               6,200,000      6,287,316
   1.50%    10/01/04               6,550,000      6,550,000
   1.51%    10/17/03               2,750,000      2,748,179(d)
                                                 28,365,256

TOTAL U.S. GOVERNMENTS
   (COST $73,724,534)                            73,724,534

COMMERCIAL PAPER -- 35.9%
ABN Amro North America
   1.04%    10/20/03              10,680,000     10,674,138
AIG Funding Inc.
   1.04%    10/28/03              10,730,000     10,721,631
Banc One Corp
   1.05%    10/09/03              10,910,000     10,907,454
Bank of Nova Scotia
   1.06%    11/21/03              10,870,000     10,853,677
Citicorp
   1.06%    11/25/03              10,690,000     10,672,688
Halifax Building Society PLC
   1.03%    10/23/03              10,800,000     10,793,202
HSBC Holdings PLC.
   1.03%    10/22/03              10,710,000     10,703,565

                                    PRINCIPAL     AMORTIZED
                                       AMOUNT          COST
--------------------------------------------------------------------------------

ING Group
   1.04%    10/01/03             $10,580,000    $10,580,000
UBS AG
   1.04%    10/14/03              10,760,000     10,755,979

TOTAL COMMERCIAL PAPER
   (COST $96,662,334)                            96,662,334

REPURCHASE AGREEMENTS -- 4.5%
Abbey National PLC.
   1.12% 09/30/03, to be repurchased at
   $12,170,364 on 10/01/03, collateralized
   by $12,413,888 Government Agency
   Bond, 0.00% maturing 12/24/03
   (margined value 12,413,888)
   (COST $12,170,000)             12,170,000     12,170,000

ASSET BACKED -- 4.0%
Chase Manhattan Auto Owner
   Trust (Class A)
   1.06%    08/16/04               1,351,772      1,351,771
Chase Manhattan Auto Owner
   Trust (Class A)
   1.20%    06/15/04               3,009,894      3,009,894
Honda Auto Receivables Owner
   Trust (Class A)
   1.23%    06/11/04               1,492,925      1,492,925
Honda Auto Receivables Owner
   Trust (Class A)
   1.11%    09/13/04               4,963,359      4,963,359

TOTAL ASSET BACKED
   (COST $10,817,949)                            10,817,949

TIME DEPOSITS -- 0.4%
State Street Bank
   1.00%    10/01/03
   (COST $960,805)                   960,805        960,805(d,e)

YANKEE CERTIFICATES OF DEPOSIT -- 28.0%
Bank of Montreal
   1.05%    10/07/03              10,900,000     10,900,000
BNP Paribas
   1.03%    10/15/03              10,600,000     10,600,000
Deutsche Bank AG
   1.04%    10/06/03              10,780,000     10,780,000
Dexia Bank
   1.06%    11/12/03              10,780,000     10,780,000
Rabobank Nederland N.V.
   1.07%    01/08/04              10,830,000     10,830,000
Societe Generale
   1.07%    12/04/03              10,810,000     10,810,000
Toronto Dominion Bank
   1.05%    11/14/03              10,760,000     10,760,000

TOTAL YANKEE CERTIFICATES OF DEPOSIT
   (COST $75,460,000)                            75,460,000

TOTAL SHORT-TERM INVESTMENTS
   (COST $269,795,622)                          269,795,622

LIABILITIES IN EXCESS OF OTHER ASSETS,
   NET (0.1)%                                      (262,844)
                                               ------------

NET ASSETS-- 100%                              $269,532,778
                                               ============


--------------------
See Notes to Schedules of Investments on page 69 and Notes to Financial Statements.

                             NOTES TO PERFORMANCE SEPTEMBER 30, 2003 (UNAUDITED)

Information on the preceding performance pages relating to the Fund's one year total return and ten largest holdings is audited, all other information on the performance pages, including the portfolio manager Q&A pages, is unaudited.

Total returns take into account changes in share price and assume reinvestment of dividends and capital gains distributions, if any. Investment returns and net asset value on an investment will fluctuate and you may have a gain or loss when you sell your shares. Classes A and B are shown both without the imposition of the sales charge and also assuming the deduction of the current maximum applicable sales charges as described in Note 1 of the Notes to Financial Statements. Periods less than one year are not annualized.

The performance data relating to Class A and B shares of GE Value Equity Fund, GE Tax-Exempt Fund and GE Government Securities Fund, for all periods prior to September 26, 1997, reflect the performance and expense ratios (adjusted to reflect GE Funds current sales charges) of Investors Trust Value Fund, Investors Trust Tax Free Fund and Investors Trust Government Fund, respectively, each a series of Investors Trust (collectively, the "Investors Trust Funds"), the assets of which were acquired by the corresponding GE Fund on September 26, 1997 (the "Merger Date"). Because the Investors Trust Funds did not offer Class Y shares, performance data relating to the Class Y shares of GE Value Equity Fund and GE Tax-Exempt Fund is limited to the period from the Merger Date to September 30, 2003.

Shares of the GE Funds are neither insured nor guaranteed by the U.S. Government, and their prices will fluctuate with market conditions.

A portion of the GE Tax-Exempt Fund's income may be subject to state, federal and/or alternative minimum tax. Capital gains, if any, are subject to capital gains tax.

GE Asset Management Incorporated ("GEAM") agreed in writing to limit other operating expenses (exclusive of advisory, administration and distribution fees) of each class of certain funds on an annualized basis through January 28, 2003, which was extended until March 31, 2003. Had these fees and expenses not been absorbed, the returns (and/or yields) would have been lower. Effective April 1, 2003, GEAM agreed in writing to new limits on other operating expenses (exclusive of advisory, administration and distribution fees) of each class of certain funds on an annualized basis through March 31, 2004. These agreements may be renewed or discontinued without notice in the future. Additional information about the expense limitations is contained in Footnote 4 to the Notes to the Financial Statements.

The Standard & Poor's ("S&P") 500 Composite Price Index of stocks (S&P 500), the S&P/BARRA Composite Index of 500 value stocks (S&P 500/BARRA Value), the Russell 1000 Value Index (Russell 1000 Value), the Russell 2000 Index (Russell 2000), the Morgan Stanley Capital International World Index (MSCI World), the Morgan Stanley Capital International Europe, Australasia, Far East Index (MSCI EAFE), the Lehman Brothers Aggregate Bond Index (LB Aggregate), the Lehman Brothers Government Bond Index (LB Government), the Lehman Brothers 1-3 Year Government Bond Index (LB 1-3 Year), and the Lehman Brothers 10-Year Municipal Index (LBMI) are unmanaged indices and do not reflect the actual cost of investing in the instruments that comprise each index.

The S&P 500 Index is an unmanaged, market capitalization-weighted index of stocks of 500 large U.S. companies, which is widely used as a measure of large-cap stock market performance. The S&P 500/BARRA Value Index contains firms with higher book-to-price ratios. The Russell 1000 Value Index is a total return index that comprises stocks from the Russell 1000 Index with a less-than average growth orientation. The Russell 2000 Index is a market capitalization-weighted index consisting of approximately 2,000 of the smallest U.S.-domiciled publicly traded common stocks that are included in the Russell 3000(R) Index. These common stocks represent approximately 8% of the total market capitalization of the Russell 3000 Index, which, in turn, represents approximately 98% of the investable U.S. equity market. The MSCI World is a market capitalization-weighted index of equity securities of companies domiciled in various countries. The Index is designed to represent the performance of developed stock markets throughout the world and excludes certain market segments unavailable to U.S. based investors. The MSCI(R) EAFE(R) Index is a market capitalization-weighted index of equity securities of companies domiciled in various countries. The Index is designed to represent the performance of developed stock markets outside the U.S. and Canada and excludes certain market segments unavailable to U.S. based investors. The LB Aggregate Bond Index is a market value-weighted index of investment-grade debt issues, including government, corporate, asset-backed and mortgage-backed securities, with maturities of one year or more. The LB Government Bond Index is a market value-weighted index of U.S. Government and government agency securities (other than mortgage securities) with maturities of one year or more. The LB 1-3 Year Government Bond Index is a market value-weighted performance benchmark for government and corporate fixed-rate debt issues with maturities between one and three years. The LB 10-Year Muni Index is an unmanaged index comprised of investment-grade, fixed rate securities with maturities of at least eight years and less than twelve years.

                             NOTES TO PERFORMANCE SEPTEMBER 30, 2003 (UNAUDITED)

The results shown for the foregoing indices assume the reinvestment of net dividends or interest.

The 90 Day T-Bill is an unmanaged measure/index of the performance of U.S. Treasury bills currently available in the marketplace having a remaining maturity of 90 days.

A number of the broad market returns are not available from the Funds' commencement of investment operations through September 30, 2003 and therefore are calculated from the month end nearest to the Funds' commencement of operation date.

The peer universe of funds used in our peer ranking calculation is based on the blend of Lipper peer categories, as shown. This blend is the same as the category blend used by the Wall Street Journal (except for the GE Strategic Investment Fund for which we use the specific Lipper peer group and the GE Money Market Fund, which is not in the Wall Street Journal). The actual number of funds and numerical rankings in the Lipper and Wall Street Journal universes could differ since the Wall Street Journal excludes certain funds which do not meet their net asset or number of shareholder publication thresholds. A Fund's performance may be compared to or ranked within a universe of mutual funds with investment objectives and policies similar but not necessarily identical to the Fund's. Such comparisons or rankings are made on the basis of several factors, including the Fund's objectives and policies, management style and strategy, and portfolio composition, and may change over time if any of those factors change. Lipper is an independent mutual fund rating service.

The views expressed in this document reflect our judgment as of the publication date and are subject to change at any time without notice. The securities cited may not represent current or future holdings and should not be considered as a recommendation to purchase or sell a particular security. They were cited solely for illustrative purposes. See the prospectus for complete descriptions of investment objectives, policies, risks and permissible investments.

Standard & Poor's, S&P and S&P 500 are trademarks of The McGraw-Hill Companies, Inc. and have been licensed for use.

+ Returns are those of the predecessor Class C, which was combined with Class A as of the close of business on September 17, 1999. The Average Annual Total Return figures for Class A with load have been adjusted to reflect Class A sales charges. See Footnote 8 in the Notes to the Financial Statements.

++ Effective as of the close of business on September 17, 1999, the distribution and service fees were reduced on Class A shares. Had the distribution and service fees not been reduced, the Class A performance results would have been lower.

                            NOTES TO SCHEDULES OF INVESTMENTS SEPTEMBER 30, 2003

(a)  Non-income producing security.

(b) Pursuant to Rule 144A of the Securities Act of 1933, these securities may be resold in transactions exempt from registration, normally to qualified institutional buyers. At September 30, 2003, these securities amounted to $9,375,365; $270,043 and $2,370,025 or 3.30%, 0.46% and 0.99% of net assets for the GE Fixed Income Fund, GE International Equity Fund and GE Strategic Investment Fund, respectively. These securities have been determined to be liquid using procedures established by the Board of Trustees.

(c) Settlement is on a delayed delivery or when-issued basis with final maturity to be announced (TBA) in the future.

(d)  Coupon amount represents effective yield.

(e) State Street Corp. is the parent company of State Street Bank & Trust Co., the Fund's custodian and accounting agent.

(f) Principal only securities represent the right to receive the monthly principal payments on an underlying pool of mortgages. No payments of interest on the pool are passed through to the "principal only" holder.

(g) Interest only securities represent the right to receive the monthly interest payments on an underlying pool of mortgages. Payments of principal on the pool reduce the value of the "interest only" holding.

(h) At September 30, 2003, all or a portion of this security was pledged to cover collateral requirements for futures, options, forward foreign currency contracts and/or TBA's.

(i) Variable or floating rate security. The stated rate represents the rate at September 30, 2003.

(j)  All or a portion of the security out on loan.

(k)  Step coupon bond. Interest rate shown reflects rate at September 30, 2003.

(l) GEAM, the investment adviser of the Fund, also serves as investment adviser of the Trust.

(m) Escrowed to maturity. Bonds are collateralized by U.S. Treasury securities which are held in escrow by a trustee and used to pay principal and interest on such bonds.

(n) Prerefunded. Bonds are collateralized by U.S. Treasury securities which are held in escrow and are used to pay principal and interest on the tax-exempt issue and to retire the bonds at the earliest refunding date.

(o) The security is insured by AMBAC, MBIA, FGIC or FSA. The GE Tax-Exempt Fund had insurance concentrations of 5% or greater as of September 30, 2003 (as a percentage of net assets) as follows:

      AMBAC     12.32%
      FSA       12.16%
      MBIA      11.62%

(p) All or a portion of the security purchased with collateral from securities lending.

+    Percentages are based on net assets as of September 30, 2003.

*    Less than 0.01%.

Abbreviations:

ADR         American Depositary Receipt
AMBAC       AMBAC Indemnity Corporation
FGIC        Financial Guaranty Insurance Corporation
FHA         Federal Housing Administration
FSA         Financial Security Assurance
MBIA        Municipal Bond Investors Assurance Corporation
REGD.       Registered
REIT        Real Estate Investment Trust
REMIC       Real Estate Mortgage Investment Conduit
SDR         Swedish Depository Receipt
SPDR        Standard & Poors Depository Receipts
STRIPS      Separate Trading of Registered Interest and Principal of Security
USD         United States Dollar
                                       69

                                                            FINANCIAL HIGHLIGHTS
   SELECTED DATA BASED ON A SHARE OUTSTANDING THROUGHOUT THE PERIOD(S) INDICATED
--------------------------------------------------------------------------------


GE U.S. EQUITY FUND
------------------------------------------------------------------------------------------------------------------------------------
                                                           CLASS A                                        CLASS B
------------------------------------------------------------------------------------------------------------------------------------
                                         9/30/03  9/30/02  9/30/01  9/30/00 9/30/99(c) 9/30/03  9/30/02   9/30/01  9/30/00  9/30/99
------------------------------------------------------------------------------------------------------------------------------------
INCEPTION DATE                              --       --        --       --    1/5/93     --        --       --        --    12/22/93
Net asset value, beginning of period ..  $20.31   $25.00    $32.45   $32.53   $27.82   $19.38   $23.97    $31.30   $31.58    $27.11
INCOME (LOSS) FROM
 INVESTMENT OPERATIONS:
  Net investment income (loss) (b) ....    0.16     0.13      0.13     0.15     0.18    (0.01)   (0.06)    (0.09)    (0.09)   (0.06)
  Net realized and unrealized
   gains (losses) on investments ......    3.91    (4.49)    (5.52)    3.63     7.26     3.74    (4.29)    (5.30)     3.53     7.08
------------------------------------------------------------------------------------------------------------------------------------
TOTAL INCOME (LOSS) FROM
  INVESTMENT OPERATIONS ...............    4.07    (4.36)    (5.39)    3.78     7.44     3.73    (4.35)    (5.39)     3.44     7.02
------------------------------------------------------------------------------------------------------------------------------------
LESS DISTRIBUTIONS FROM:
  Net investment income ...............    0.19     0.09      0.12     0.14     0.23       --       --        --        --     0.05
  Net realized gains ..................      --     0.24      1.94     3.72     2.50       --     0.24      1.94      3.72     2.50
------------------------------------------------------------------------------------------------------------------------------------
TOTAL DISTRIBUTIONS ...................    0.19     0.33      2.06     3.86     2.73       --     0.24      1.94      3.72     2.55
------------------------------------------------------------------------------------------------------------------------------------
NET ASSET VALUE, END OF PERIOD ........  $24.19   $20.31    $25.00   $32.45   $32.53   $23.11   $19.38    $23.97    $31.30   $31.58
====================================================================================================================================
TOTAL RETURN (A) ......................  20.09%  (17.78%)  (17.71%)  12.10%   27.79%   19.25%  (18.40%)  (18.33%)   11.29%   26.83%

RATIOS/SUPPLEMENTAL DATA:
  Net assets, end of period
   (in thousands) .....................$315,980  $251,251 $285,417 $385,111 $311,958  $22,447  $22,806   $35,163  $46,577   $36,921
  Ratios to average net assets:
   Net investment income (loss)* ......   0.72%    0.53%     0.43%    0.46%    0.56%   (0.03%)  (0.23%)   (0.32%)   (0.29%)  (0.19%)
   Net expenses* ......................   0.83%    0.87%     0.87%    0.83%    0.81%    1.58%    1.62%     1.62%     1.58%    1.56%
   Gross expenses* ....................   0.83%    0.87%     0.88%    0.83%    0.83%    1.58%    1.62%     1.63%     1.58%    1.58%
  Portfolio turnover rate .............     26%      41%       53%      48%      46%      26%      41%       53%       48%      46%
------------------------------------------------------------------------------------------------------------------------------------


                                                   CLASS C (LEVEL LOAD)                      CLASS Y(D)
---------------------------------------------------------------------------------------------------------------------------
                                      9/30/03  9/30/02   9/30/01  9/30/00  9/30/03  9/30/02   9/30/01  9/30/00   9/30/99
---------------------------------------------------------------------------------------------------------------------------
INCEPTION DATE                             --       --       --      9/30/99     --      --       --        --    11/29/93
Net asset value,
 beginning of period .................   $19.23   $23.79   $31.08    $31.58   $20.26   $24.94   $32.38    $32.48    $27.78
INCOME (LOSS) FROM INVESTMENT
 OPERATIONS:
  Net investment income (loss) (b) ...    (0.01)   (0.05)   (0.09)    (0.10)    0.22     0.20     0.20      0.23      0.26
  Net realized and unrealized ........
   gains (losses) on investments .....     3.75    (4.27)   (5.26)     3.53     3.91    (4.49)   (5.50)     3.62      7.25
---------------------------------------------------------------------------------------------------------------------------
TOTAL INCOME (LOSS) FROM .............
  INVESTMENT OPERATIONS ..............     3.74    (4.32)   (5.35)     3.43     4.13    (4.29)   (5.30)     3.85      7.51
---------------------------------------------------------------------------------------------------------------------------
LESS DISTRIBUTIONS FROM: .............
  Net investment income ..............     0.04       --       --      0.21     0.25     0.15     0.20      0.23      0.31
  Net realized gains .................       --     0.24     1.94      3.72       --     0.24     1.94      3.72      2.50
---------------------------------------------------------------------------------------------------------------------------
TOTAL DISTRIBUTIONS ..................     0.04     0.24     1.94      3.93     0.25     0.39     2.14      3.95      2.81
---------------------------------------------------------------------------------------------------------------------------
NET ASSET VALUE, END OF PERIOD .......   $22.93   $19.23   $23.79    $31.08   $24.14   $20.26   $24.94    $32.38    $32.48
===========================================================================================================================
TOTAL RETURN (A) .....................   19.46%  (18.41%) (18.30%)   11.25%   20.47%  (17.58%) (17.50%)   12.38%    28.14%

RATIOS/SUPPLEMENTAL DATA:
  Net assets, end of period
   (in thousands) ....................  $10,137   $4,851   $5,129    $4,811 $307,727 $243,957 $288,666  $377,913  $358,583
  Ratios to average net assets:
   Net investment income (loss)* .....   (0.04%)  (0.22%)  (0.33%)   (0.32%)   0.97%    0.78%    0.68%     0.71%     0.81%
   Net expenses* .....................    1.57%    1.62%    1.62%     1.57%    0.58%    0.62%    0.62%     0.58%     0.56%
   Gross expenses* ...................    1.57%    1.62%    1.64%     1.57%    0.58%    0.62%    0.63%     0.58%     0.58%
  Portfolio turnover rate ............      26%      41%      53%       48%      26%      41%      53%       48%       46%
---------------------------------------------------------------------------------------------------------------------------

-----------
See Notes to Financial Highlights and Notes to Financial Statements.

                                                            FINANCIAL HIGHLIGHTS
   SELECTED DATA BASED ON A SHARE OUTSTANDING THROUGHOUT THE PERIOD(S) INDICATED
--------------------------------------------------------------------------------


GE VALUE EQUITY FUND
-------------------------------------------------------------------------------------------------------------------------------
                                                      CLASS A                                        CLASS B
-------------------------------------------------------------------------------------------------------------------------------
                                    9/30/03  9/30/02  9/30/01  9/30/00 9/30/99(c) 9/30/03   9/30/02  9/30/01   9/30/00  9/30/99
-------------------------------------------------------------------------------------------------------------------------------
INCEPTION DATE                         --       --       --       --     9/8/93     --         --       --        --     9/8/93
Net asset value, beginning
 of period ........................  $8.29   $10.07    $12.76   $12.18    $9.93    $7.93     $9.69    $12.39    $11.94    $9.77
INCOME (LOSS) FROM INVESTMENT
 OPERATIONS:
  Net investment income (loss) (b)    0.07     0.07      0.05     0.05     0.02    (0.00)(h) (0.01)    (0.04)    (0.04)   (0.04)
  Net realized and unrealized
   gains (losses) on investments ..   1.54    (1.79)    (1.96)    1.31     2.66     1.46     (1.71)    (1.88)     1.27     2.61
-------------------------------------------------------------------------------------------------------------------------------
TOTAL INCOME (LOSS) FROM
   INVESTMENT OPERATIONS ..........   1.61    (1.72)    (1.91)    1.36     2.68     1.46     (1.72)    (1.92)     1.23     2.57
-------------------------------------------------------------------------------------------------------------------------------
LESS DISTRIBUTIONS FROM:
  Net investment income ...........   0.09     0.02        --       --     0.03       --        --        --        --       --
  Net realized gains ..............     --     0.04      0.78     0.78     0.40       --      0.04      0.78      0.78     0.40
-------------------------------------------------------------------------------------------------------------------------------
TOTAL DISTRIBUTIONS ...............   0.09     0.06      0.78     0.78     0.43       --      0.04      0.78      0.78     0.40
-------------------------------------------------------------------------------------------------------------------------------
NET ASSET VALUE, END OF PERIOD ....  $9.81    $8.29    $10.07   $12.76   $12.18    $9.39     $7.93     $9.69    $12.39   $11.94
===============================================================================================================================
TOTAL RETURN (A) .................. 19.49%  (17.24%)  (15.95%)  11.35%   27.34%   18.41%   (17.88%)  (16.54%)   10.44%   26.67%

RATIOS/SUPPLEMENTAL DATA:
  Net assets, end of period
   (in thousands) .................$48,400  $43,157   $46,045  $43,283  $29,607  $13,568   $14,437   $28,131   $45,675  $51,369
  Ratios to average net assets:
    Net investment income (loss)* .  0.73%    0.66%     0.42%    0.38%    0.18%   (0.02%)  ( 0.09%)   (0.32%)   (0.36%)  (0.32%)
    Net expenses* .................  1.13%    1.01%     1.08%    1.05%    1.29%    1.87%     1.78%     1.83%     1.80%    1.81%
    Gross expenses* ...............  1.18%    1.01%     1.09%    1.05%    1.30%    1.92%     1.78%     1.83%     1.80%    1.82%
  Portfolio turnover rate .........    29%      39%       52%      49%      31%      29%       39%       52%       49%      31%
-------------------------------------------------------------------------------------------------------------------------------


                                                CLASS C (LEVEL LOAD)                           CLASS Y(D)
---------------------------------------------------------------------------------------------------------------------------
                                        9/30/03  9/30/02   9/30/01  9/30/00  9/30/03  9/30/02   9/30/01  9/30/00   9/30/99
---------------------------------------------------------------------------------------------------------------------------
INCEPTION DATE                             --       --        --    9/30/99      --       --       --       --      1/5/98
Net asset value, beginning of period ..  $7.92     $9.68    $12.40  $11.94     $8.77   $10.65    $13.41   $12.74    $10.38
INCOME (LOSS) FROM INVESTMENT
 OPERATIONS:
  Net investment income (loss) (b) ....  (0.00)(h) (0.01)    (0.04)  (0.05)     0.09     0.10      0.08     0.08      0.08
  Net realized and unrealized
   gains (losses) on investments ......   1.48     (1.71)    (1.90)   1.29      1.62    (1.89)    (2.06)    1.37      2.76
---------------------------------------------------------------------------------------------------------------------------
TOTAL INCOME (LOSS) FROM
  INVESTMENT OPERATIONS ...............   1.48     (1.72)    (1.94)   1.24      1.71    (1.79)    (1.98)    1.45      2.84
---------------------------------------------------------------------------------------------------------------------------
LESS DISTRIBUTIONS FROM:
  Net investment income ...............   0.03        --        --      --      0.11     0.05        --       --      0.08
  Net realized gains ..................     --      0.04      0.78    0.78        --     0.04      0.78     0.78      0.40
---------------------------------------------------------------------------------------------------------------------------
TOTAL DISTRIBUTIONS ...................   0.03      0.04      0.78    0.78      0.11     0.09      0.78     0.78      0.48
---------------------------------------------------------------------------------------------------------------------------
NET ASSET VALUE, END OF PERIOD ........  $9.37     $7.92     $9.68  $12.40    $10.37    $8.77    $10.65   $13.41    $12.74
===========================================================================================================================
TOTAL RETURN (A) ...................... 18.68%   (17.90%)  (16.70%) 10.53%    19.64%  (17.03%)  (15.69%)  11.56%    27.85%

RATIOS/SUPPLEMENTAL DATA:
  Net assets, end of period
   (in thousands) ..................... $1,783    $1,097      $982    $847    $5,993   $4,227    $5,686   $3,769    $2,292
  Ratios to average net assets:
    Net investment income (loss)* ..... (0.04%)   (0.08%)   (0.34%) (0.41%)    0.96%    0.91%     0.67%    0.61%     0.68%
    Net expenses* .....................  1.88%     1.76%     1.83%   1.80%     0.88%    0.77%     0.83%    0.80%     0.81%
    Gross expenses* ...................  1.94%     1.76%     1.84%   1.80%     0.94%    0.77%     0.84%    0.80%     0.82%
  Portfolio turnover rate .............    29%       39%       52%     49%       29%      39%       52%      49%       31%
---------------------------------------------------------------------------------------------------------------------------


-----------------
See Notes to Financial Highlights and Notes to Financial Statements.

                                                            FINANCIAL HIGHLIGHTS
   SELECTED DATA BASED ON A SHARE OUTSTANDING THROUGHOUT THE PERIOD(S) INDICATED
--------------------------------------------------------------------------------


GE SMALL-CAP VALUE EQUITY FUND
------------------------------------------------------------------------------------------------------------------------------------
                                                          CLASS A                                       CLASS B
------------------------------------------------------------------------------------------------------------------------------------
                                        9/30/03  9/30/02   9/30/01  9/30/00 9/30/99(c) 9/30/03  9/30/02  9/30/01   9/30/00  9/30/99
------------------------------------------------------------------------------------------------------------------------------------
INCEPTION DATE                             --       --        --      --     9/30/98     --       --       --        --     9/30/98
Net asset value, beginning
 of period ............................  $11.49   $13.74    $13.60  $12.16    $10.00   $11.16   $13.44    $13.41   $12.09    $10.00
INCOME (LOSS) FROM INVESTMENT
 OPERATIONS:
  Net investment income (loss) (b) ....   (0.01)   (0.01)     0.05    0.00(h)  (0.02)   (0.09)   (0.10)    (0.05)   (0.10)    (0.06)
  Net realized and unrealized
    gains (losses) on investments .....    1.19    (0.11)     0.56    3.10      2.24     1.15    (0.10)     0.55     3.08      2.19
------------------------------------------------------------------------------------------------------------------------------------
TOTAL INCOME (LOSS) FROM
  INVESTMENT OPERATIONS ...............    1.18    (0.12)     0.61    3.10      2.22     1.06    (0.20)     0.50     2.98      2.13
------------------------------------------------------------------------------------------------------------------------------------
LESS DISTRIBUTIONS FROM:
  Net investment income ...............      --     0.05        --      --      0.03       --       --        --       --      0.01
  Net realized gains ..................      --     2.08      0.47    1.66      0.03       --     2.08      0.47     1.66      0.03
------------------------------------------------------------------------------------------------------------------------------------
TOTAL DISTRIBUTIONS ...................      --     2.13      0.47    1.66      0.06       --     2.08      0.47     1.66      0.04
------------------------------------------------------------------------------------------------------------------------------------
NET ASSET VALUE, END OF PERIOD ........  $12.67   $11.49    $13.74  $13.60    $12.16   $12.22   $11.16    $13.44   $13.41    $12.09
====================================================================================================================================
TOTAL RETURN (A) ......................  10.27%   (2.92%)    4.70%  27.80%    22.28%    9.50%   (3.58%)    4.00%   26.77%    21.37%

RATIOS/SUPPLEMENTAL DATA:
  Net assets, end of period
   (in thousands) ..................... $51,902  $44,547   $32,918 $29,228   $14,561  $18,694  $15,984   $13,320  $11,853    $8,505
  Ratios to average net assets:
   Net investment income (loss)* ......  (0.06%)  (0.05%)    0.36%   0.02%    (0.15%)  (0.81%)  (0.80%)   (0.40%)  (0.75%)   (0.56%)
   Net expenses* ......................   1.24%    1.15%     1.12%   1.10%     1.15%    1.99%    1.90%     1.88%    1.85%     1.90%
   Gross expenses* ....................   1.24%    1.17%     1.17%   1.11%     1.41%    1.99%    1.92%     1.92%    1.86%     2.19%
  Portfolio turnover rate .............    122%     138%      146%    219%      182%     122%     138%      146%     219%      182%
------------------------------------------------------------------------------------------------------------------------------------

                                                CLASS C (LEVEL LOAD)                           CLASS Y(D)
---------------------------------------------------------------------------------------------------------------------------
                                         9/30/03  9/30/02  9/30/01  9/30/00  9/30/03   9/30/02  9/30/01  9/30/00   9/30/99
---------------------------------------------------------------------------------------------------------------------------
INCEPTION DATE                              --       --       --    9/30/99     --       --        --       --      9/30/98
Net asset value, beginning of period ..  $11.14   $13.44   $13.41   $12.09    $11.59   $13.85   $13.66   $12.18     $10.00
INCOME FROM INVESTMENT OPERATIONS:
  Net investment income (loss) (b) ....   (0.09)   (0.10)   (0.06)   (0.10)     0.02     0.03     0.09     0.05       0.05
  Net realized and unrealized
    gains (losses) on investments .....    1.14    (0.09)    0.56     3.08      1.20    (0.12)    0.57     3.09       2.19
---------------------------------------------------------------------------------------------------------------------------
TOTAL INCOME (LOSS) FROM
  INVESTMENT OPERATIONS ...............    1.05    (0.19)    0.50     2.98      1.22    (0.09)    0.66     3.14       2.24
---------------------------------------------------------------------------------------------------------------------------
LESS DISTRIBUTIONS FROM:
  Net investment income ...............      --     0.03       --       --        --     0.09       --       --       0.03
  Net realized gains ..................      --     2.08     0.47     1.66        --     2.08     0.47     1.66       0.03
---------------------------------------------------------------------------------------------------------------------------
TOTAL DISTRIBUTIONS ...................      --     2.11     0.47     1.66        --     2.17     0.47     1.66       0.06
---------------------------------------------------------------------------------------------------------------------------
NET ASSET VALUE, END OF PERIOD ........  $12.19   $11.14   $13.44   $13.41    $12.81   $11.59   $13.85   $13.66     $12.18
===========================================================================================================================
TOTAL RETURN (A) ......................   9.43%   (3.63%)   4.00%   26.77%    10.53%   (2.71%)   5.06%   28.11%     22.53%

RATIOS/SUPPLEMENTAL DATA:
  Net assets, end of period
   (in thousands) .....................  $8,945   $5,002     $455     $159   $19,715   $8,759   $5,892  $10,934       $293
  Ratios to average net assets:
   Net investment income (loss)* ......  (0.83%)  (0.79%)  (0.45%)  (0.76%)    0.18%    0.22%    0.65%    0.35%      0.41%
   Net expenses* ......................   2.01%    1.90%    1.88%    1.85%     1.01%    0.90%    0.87%    0.83%      0.90%
   Gross expenses* ....................   2.01%    1.97%    1.94%    1.86%     1.01%    0.94%    0.91%    0.83%      1.17%
  Portfolio turnover rate .............    122%     138%     146%     219%      122%     138%     146%     219%       182%
---------------------------------------------------------------------------------------------------------------------------


-----------------
See Notes to Financial Highlights and Notes to Financial Statements.

                                                            FINANCIAL HIGHLIGHTS
   SELECTED DATA BASED ON A SHARE OUTSTANDING THROUGHOUT THE PERIOD(S) INDICATED
--------------------------------------------------------------------------------


GE GLOBAL EQUITY FUND
------------------------------------------------------------------------------------------------------------------------------------
                                                           CLASS A                                       CLASS B
------------------------------------------------------------------------------------------------------------------------------------
                                        9/30/03  9/30/02   9/30/01  9/30/00 9/30/99(c) 9/30/03  9/30/02  9/30/01   9/30/00  9/30/99
------------------------------------------------------------------------------------------------------------------------------------
INCEPTION DATE                             --       --        --       --     1/5/93     --       --       --        --    12/22/93
Net asset value, beginning of period ..  $13.39   $16.58    $27.18  $25.86    $19.72   $12.48   $15.52    $25.90   $24.92    $19.17
INCOME (LOSS) FROM INVESTMENT
 OPERATIONS:
  Net investment income (loss) (b) ....    0.04     0.05      0.08    0.03      0.06    (0.07)   (0.07)    (0.08)   (0.16)    (0.12)
  Net realized and unrealized
   gains (losses) on investments ......    2.71    (3.16)    (6.26)   3.61      7.05     2.53    (2.95)    (5.88)    3.46      6.84
------------------------------------------------------------------------------------------------------------------------------------
TOTAL INCOME (LOSS) FROM
  INVESTMENT OPERATIONS ...............    2.75    (3.11)    (6.18)   3.64      7.11     2.46    (3.02)    (5.96)    3.30      6.72
------------------------------------------------------------------------------------------------------------------------------------
LESS DISTRIBUTIONS FROM:
  Net investment income ...............    0.07     0.06        --      --        --       --       --        --       --        --
  Net realized gains ..................      --     0.02      4.42    2.32      0.97       --     0.02      4.42     2.32      0.97
------------------------------------------------------------------------------------------------------------------------------------
TOTAL DISTRIBUTIONS ...................    0.07     0.08      4.42    2.32      0.97       --     0.02      4.42     2.32      0.97
------------------------------------------------------------------------------------------------------------------------------------
NET ASSET VALUE, END OF PERIOD ........  $16.07   $13.39    $16.58  $27.18    $25.86   $14.94   $12.48    $15.52   $25.90    $24.92
====================================================================================================================================
TOTAL RETURN (A) ......................  20.56%  (18.89%)  (26.69%) 14.45%    36.89%   19.71%  (19.48%)  (27.24%)  13.56%    35.85%

RATIOS/SUPPLEMENTAL DATA:
  Net assets, end of period
   (in thousands) ..................... $27,864  $25,641   $42,200 $49,784   $39,245   $1,503     $906    $1,327   $2,384    $1,477
  Ratios to average net assets:
   Net investment income (loss)* ......   0.26%    0.30%     0.39%   0.11%     0.23%   (0.51%)  (0.46%)   (0.42%)  (0.60%)   (0.51%)
   Net expenses* ......................   1.50%    1.27%     1.34%   1.31%     1.35%    2.27%    2.03%     2.09%    2.06%     2.10%
   Gross expenses* ....................   1.57%    1.27%     1.35%   1.31%     1.37%    2.36%    2.03%     2.10%    2.06%     2.12%
  Portfolio turnover rate .............     64%      51%       62%     77%       64%      64%      51%       62%      77%       64%
------------------------------------------------------------------------------------------------------------------------------------

                                                 CLASS C (LEVEL LOAD)                           CLASS Y(D)
----------------------------------------------------------------------------------------------------------------------------
                                         9/30/03  9/30/02   9/30/01  9/30/00  9/30/03  9/30/02   9/30/01  9/30/00   9/30/99
----------------------------------------------------------------------------------------------------------------------------
INCEPTION DATE                             --       --        --     9/30/99    --       --        --       --     11/29/93
Net asset value, beginning of period ..  $12.47   $15.51    $25.90   $24.92    $13.45   $16.66   $27.22   $25.84     $19.72
INCOME (LOSS) FROM INVESTMENT
 OPERATIONS:
  Net investment income (loss) (b) ....   (0.07)   (0.06)    (0.07)   (0.13)     0.08     0.09     0.10     0.11       0.12
  Net realized and unrealized
   gains (losses) on investments ......    2.64    (2.96)    (5.90)    3.43      2.72    (3.16)   (6.24)    3.59       7.04
----------------------------------------------------------------------------------------------------------------------------
TOTAL INCOME (LOSS) FROM
  INVESTMENT OPERATIONS ...............    2.57    (3.02)    (5.97)    3.30      2.80    (3.07)   (6.14)    3.70       7.16
----------------------------------------------------------------------------------------------------------------------------
LESS DISTRIBUTIONS FROM:
  Net investment income ...............      --       --        --       --      0.11     0.12       --       --       0.07
  Net realized gains ..................      --     0.02      4.42     2.32        --     0.02     4.42     2.32       0.97
----------------------------------------------------------------------------------------------------------------------------
TOTAL DISTRIBUTIONS ...................      --     0.02      4.42     2.32      0.11     0.14     4.42     2.32       1.04
----------------------------------------------------------------------------------------------------------------------------
NET ASSET VALUE, END OF PERIOD ........  $15.04   $12.47    $15.51   $25.90    $16.14   $13.45   $16.66   $27.22     $25.84
============================================================================================================================
TOTAL RETURN (A) ......................   20.61% (19.50%)  (27.27%)  13.56%    20.87%  (18.65%) (26.50%)  14.75%     37.20%

RATIOS/SUPPLEMENTAL DATA:
  Net assets, end of period
   (in thousands) .....................    $326     $293      $279     $180   $13,548  $10,516  $13,068  $30,956    $23,086
  Ratios to average net assets:
   Net investment income (loss)*         (0.47%)  (0.39%)   (0.36%)  (0.49%)    0.51%    0.56%    0.48%    0.38%      0.50%
   Net expenses* ......................   2.26%    2.02%     2.09%    2.05%     1.26%    1.02%    1.09%    1.06%      1.10%
   Gross expenses* ....................   2.33%    2.02%     2.10%    2.05%     1.34%    1.02%    1.10%    1.06%      1.12%
  Portfolio turnover rate .............     64%      51%       62%      77%       64%      51%      62%      77%        64%
----------------------------------------------------------------------------------------------------------------------------

-----------------
See Notes to Financial Highlights and Notes to Financial Statements.

                                                            FINANCIAL HIGHLIGHTS
   SELECTED DATA BASED ON A SHARE OUTSTANDING THROUGHOUT THE PERIOD(S) INDICATED
--------------------------------------------------------------------------------


GE INTERNATIONAL EQUITY FUND
------------------------------------------------------------------------------------------------------------------------------------
                                                         CLASS A                                       CLASS B
------------------------------------------------------------------------------------------------------------------------------------
                                         9/30/03  9/30/02   9/30/01  9/30/00 9/30/99(c) 9/30/03  9/30/02  9/30/01  9/30/00  9/30/99
------------------------------------------------------------------------------------------------------------------------------------
INCEPTION DATE                              --       --       --       --     3/2/94      --      --        --        --     3/2/94
Net asset value, beginning of period ..   $9.41   $11.87    $19.24  $18.33    $15.11    $8.86   $11.18    $18.36    $17.66   $14.68
INCOME (LOSS) FROM INVESTMENT
 OPERATIONS:
  Net investment income (loss) (b) ....    0.07     0.06      0.11    0.07      0.05    (0.01)   (0.03)    (0.02)    (0.08)   (0.07)
  Net realized and unrealized
   gains (losses) on investments ......    1.17    (2.44)    (5.64)   1.83      3.74     1.07    (2.29)    (5.32)     1.77     3.62
------------------------------------------------------------------------------------------------------------------------------------
TOTAL INCOME (LOSS) FROM
  INVESTMENT OPERATIONS ...............    1.24    (2.38)    (5.53)   1.90      3.79     1.06    (2.32)    (5.34)     1.69     3.55
------------------------------------------------------------------------------------------------------------------------------------
LESS DISTRIBUTIONS FROM:
  Net investment income ...............    0.07     0.08        --      --        --       --       --        --        --       --
  Net realized gains ..................      --       --      1.84    0.99      0.57       --       --      1.84      0.99     0.57
------------------------------------------------------------------------------------------------------------------------------------
TOTAL DISTRIBUTIONS ...................    0.07     0.08      1.84    0.99      0.57       --       --      1.84      0.99     0.57
------------------------------------------------------------------------------------------------------------------------------------
NET ASSET VALUE, END OF PERIOD ........  $10.58    $9.41    $11.87  $19.24    $18.33    $9.92    $8.86    $11.18    $18.36   $17.66
====================================================================================================================================
TOTAL RETURN (A) ......................  13.18%  (20.28%)  (31.34%) 10.50%    25.48%   11.96%  (20.84%)  (31.92%)    9.68%   24.56%

RATIOS/SUPPLEMENTAL DATA:
  Net assets, end of period
   (in thousands) ..................... $19,694  $19,773   $33,328 $40,282   $32,938     $954     $784    $1,166    $1,828   $1,488
  Ratios to average net assets:
   Net investment income (loss)* ......   0.75%    0.50%     0.71%   0.33%     0.29%   (0.09%)  (0.24%)   (0.13%)   (0.39%)  (0.40%)
   Net expenses* ......................   1.51%    1.35%     1.34%   1.33%     1.35%    2.25%    2.10%     2.09%     2.08%    2.10%
   Gross expenses* ....................   1.51%    1.38%     1.34%   1.33%     1.39%    2.25%    2.14%     2.09%     2.08%    2.14%
  Portfolio turnover rate .............     68%      53%       68%     76%       51%      68%      53%       68%       76%      51%
------------------------------------------------------------------------------------------------------------------------------------

                                                CLASS C (LEVEL LOAD)                           CLASS Y(D)
---------------------------------------------------------------------------------------------------------------------------
                                        9/30/03  9/30/02   9/30/01  9/30/00   9/30/03  9/30/02  9/30/01  9/30/00   9/30/99
---------------------------------------------------------------------------------------------------------------------------
INCEPTION DATE                             --       --        --    9/30/99      --      --       --        --      3/2/94
Net asset value, beginning
 of period ............................  $8.85    $11.18    $18.37  $17.66     $9.53   $12.02    $19.42   $18.44    $15.18
INCOME (LOSS) FROM INVESTMENT
 OPERATIONS:
  Net investment income (loss) (b) ....  (0.00)(h) (0.01)    (0.01)  (0.06)     0.09     0.09      0.16     0.16      0.11
  Net realized and unrealized
   gains (losses) on investments ......   1.12     (2.32)    (5.34)   1.76      1.16    (2.46)    (5.72)    1.81      3.73
---------------------------------------------------------------------------------------------------------------------------
TOTAL INCOME (LOSS) FROM
  INVESTMENT OPERATIONS ...............   1.12     (2.33)    (5.35)   1.70      1.25    (2.37)    (5.56)    1.97      3.84
---------------------------------------------------------------------------------------------------------------------------
LESS DISTRIBUTIONS FROM:
  Net investment income ...............   0.02        --        --      --      0.10     0.12        --       --      0.01
  Net realized gains ..................     --        --      1.84    0.99        --       --      1.84     0.99      0.57
---------------------------------------------------------------------------------------------------------------------------
TOTAL DISTRIBUTIONS ...................   0.02        --      1.84    0.99      0.10     0.12      1.84     0.99      0.58
---------------------------------------------------------------------------------------------------------------------------
NET ASSET VALUE, END OF PERIOD ........  $9.95     $8.85    $11.18  $18.37    $10.68    $9.53    $12.02   $19.42    $18.44
===========================================================================================================================
TOTAL RETURN (A) ...................... 12.62%   (20.91%)  (31.86%)  9.68%    13.19%  (20.05%)  (31.22%)  10.77%    25.72%

RATIOS/SUPPLEMENTAL DATA:
  Net assets, end of period
   (in thousands) ..................... $1,200      $394      $246    $283   $37,413  $24,997   $31,781  $38,241   $21,952
  Ratios to average net assets:
   Net investment income (loss)* ......  0.05%    (0.12%)   (0.06%) (0.29%)    0.91%    0.75%     1.03%    0.75%     0.60%
   Net expenses* ......................  2.27%     2.10%     2.09%   2.07%     1.25%    1.10%     1.09%    1.08%     1.10%
   Gross expenses* ....................  2.28%     2.15%     2.09%   2.07%     1.26%    1.14%     1.09%    1.08%     1.14%
  Portfolio turnover rate .............    68%       53%       68%     76%       68%      53%       68%      76%       51%
---------------------------------------------------------------------------------------------------------------------------

----------------
See Notes to Financial Highlights and Notes to Financial Statements.

                                                            FINANCIAL HIGHLIGHTS
   SELECTED DATA BASED ON A SHARE OUTSTANDING THROUGHOUT THE PERIOD(S) INDICATED
--------------------------------------------------------------------------------


GE PREMIER GROWTH EQUITY FUND
------------------------------------------------------------------------------------------------------------------------------------
                                                           CLASS A                                       CLASS B
------------------------------------------------------------------------------------------------------------------------------------
                                        9/30/03  9/30/02   9/30/01  9/30/00 9/30/99(c) 9/30/03  9/30/02  9/30/01   9/30/00  9/30/99
------------------------------------------------------------------------------------------------------------------------------------
INCEPTION DATE                             --       --        --       --    12/31/96    --       --        --        --   12/31/96
Net asset value, beginning
 of period ............................  $18.50   $22.63    $31.38   $27.50   $20.44   $17.70   $21.84    $30.55    $27.00   $20.20
INCOME (LOSS) FROM INVESTMENT
 OPERATIONS:
  Net investment loss (b) .............   (0.05)   (0.08)    (0.09)   (0.07)   (0.08)   (0.20)   (0.26)    (0.29)    (0.30)   (0.27)
  Net realized and unrealized
    gains (losses) on investments .....    4.81    (3.32)    (7.06)    5.10     7.83     4.59    (3.15)    (6.82)     5.00     7.73
------------------------------------------------------------------------------------------------------------------------------------
TOTAL INCOME (LOSS) FROM
  INVESTMENT OPERATIONS ...............    4.76    (3.40)    (7.15)    5.03     7.75     4.39    (3.41)    (7.11)     4.70     7.46
------------------------------------------------------------------------------------------------------------------------------------
LESS DISTRIBUTIONS FROM:
  Net investment income ...............      --       --        --       --     0.03       --       --        --        --       --
  Net realized gains ..................      --     0.73      1.60     1.15     0.66       --     0.73      1.60      1.15     0.66
------------------------------------------------------------------------------------------------------------------------------------
TOTAL DISTRIBUTIONS ...................      --     0.73      1.60     1.15     0.69       --     0.73      1.60      1.15     0.66
------------------------------------------------------------------------------------------------------------------------------------
NET ASSET VALUE, END OF PERIOD ........  $23.26   $18.50    $22.63   $31.38   $27.50   $22.09   $17.70    $21.84    $30.55   $27.00
====================================================================================================================================
TOTAL RETURN (A) ......................  25.73%  (15.97%)  (23.94%)  18.61%   38.54%   24.80%  (16.61%)  (24.48%)   17.70%   37.53%

RATIOS/SUPPLEMENTAL DATA:
  Net assets, end of period
   (in thousands) .....................$243,274 $127,446  $104,215 $128,255  $67,311  $34,657  $25,900   $32,761   $41,795  $15,501
  Ratios to average net assets:
   Net investment loss* ...............  (0.23%)  (0.36%)   (0.32%)  (0.24%)  (0.29%)  (0.98%)  (1.13%)   (1.07%)   (0.98%)  (1.03%)
   Net expenses* ......................   1.07%    1.05%     1.08%    1.01%    1.10%    1.82%    1.81%     1.83%     1.75%    1.84%
   Gross expenses* ....................   1.08%    1.05%     1.10%    1.01%    1.10%    1.82%    1.81%     1.85%     1.75%    1.84%
  Portfolio turnover rate .............     17%      19%       20%      22%      26%      17%      19%       20%       22%      26%
------------------------------------------------------------------------------------------------------------------------------------

                                                   CLASS C (LEVEL LOAD)                      CLASS Y(D)
---------------------------------------------------------------------------------------------------------------------------
                                       9/30/03  9/30/02   9/30/01  9/30/00  9/30/03   9/30/02  9/30/01  9/30/00   9/30/99
---------------------------------------------------------------------------------------------------------------------------
INCEPTION DATE                             --       --        --    9/30/99    --        --       --        --    12/31/96
Net asset value, beginning of period .. $17.69    $21.84    $30.55  $27.00   $18.72    $22.84   $31.58    $27.60    $20.50
INCOME (LOSS) FROM INVESTMENT
 OPERATIONS:
  Net investment income (loss) (b) ....  (0.20)    (0.23)    (0.29)  (0.31)   (0.00)(h) (0.03)   (0.02)     0.00(h)  (0.01)
  Net realized and unrealized
      gains (losses) on investments ...   4.61     (3.19)    (6.82)   5.01     4.88     (3.36)   (7.12)     5.13      7.84
---------------------------------------------------------------------------------------------------------------------------
TOTAL INCOME (LOSS) FROM
  INVESTMENT OPERATIONS ...............   4.41     (3.42)    (7.11)   4.70     4.88     (3.39)   (7.14)     5.13      7.83
---------------------------------------------------------------------------------------------------------------------------
LESS DISTRIBUTIONS FROM:
  Net investment income ...............     --        --        --      --       --        --       --        --      0.07
  Net realized gains ..................     --      0.73      1.60    1.15       --      0.73     1.60      1.15      0.66
---------------------------------------------------------------------------------------------------------------------------
TOTAL DISTRIBUTIONS ...................     --      0.73      1.60    1.15       --      0.73     1.60      1.15      0.73
---------------------------------------------------------------------------------------------------------------------------
NET ASSET VALUE, END OF PERIOD ........ $22.10    $17.69    $21.84  $30.55   $23.60    $18.72   $22.84    $31.58    $27.60
===========================================================================================================================
TOTAL RETURN (A) ...................... 24.93%   (16.66%)  (24.48%) 17.66%   26.07%   (15.78%) (23.75%)   18.87%    38.92%

RATIOS/SUPPLEMENTAL DATA:
  Net assets, end of period
   (in thousands) .....................$47,482   $14,003    $3,933  $3,134  $93,875   $47,446  $47,064   $33,089   $20,704
  Ratios to average net assets:
   Net investment income (loss)* ...... (0.99%)   (1.04%)   (1.08%) (0.98%)   0.02%    (0.11%)  (0.09%)    0.01%    (0.03%)
   Net expenses* ......................  1.83%     1.77%     1.84%   1.75%    0.82%     0.80%    0.84%     0.76%     0.85%
   Gross expenses* ....................  1.84%     1.77%     1.87%   1.75%    0.83%     0.80%    0.87%     0.76%     0.85%
  Portfolio turnover rate .............    17%       19%       20%     22%      17%       19%      20%       22%       26%
---------------------------------------------------------------------------------------------------------------------------

-----------------
See Notes to Financial Highlights and Notes to Financial Statements.

                                                            FINANCIAL HIGHLIGHTS
   SELECTED DATA BASED ON A SHARE OUTSTANDING THROUGHOUT THE PERIOD(S) INDICATED
--------------------------------------------------------------------------------


GE PREMIER VALUE EQUITY FUND
----------------------------------------------------------------------------------------------------------
                                                     CLASS A                        CLASS B
----------------------------------------------------------------------------------------------------------
                                     9/30/03 9/30/02 9/30/01 9/30/00(f) 9/30/03 9/30/02 9/30/01 9/30/00(f)
----------------------------------------------------------------------------------------------------------
INCEPTION DATE                          --      --      --    4/28/00      --      --     --     4/28/00
Net asset value, beginning
 of period .......................    $7.75   $9.90  $11.08   $10.00     $7.68   $9.82  $11.05   $10.00
INCOME (LOSS) FROM INVESTMENT
 OPERATIONS:
  Net investment income (b) ......     0.12    0.12    0.10     0.05      0.06    0.05    0.02     0.02
  Net realized and unrealized
    gains (losses) on investments      1.65   (2.18)  (1.08)    1.03      1.64   (2.15)  (1.08)    1.03
----------------------------------------------------------------------------------------------------------
TOTAL INCOME (LOSS) FROM
  INVESTMENT OPERATIONS ..........     1.77   (2.06)  (0.98)    1.08      1.70   (2.10)  (1.06)    1.05
----------------------------------------------------------------------------------------------------------
LESS DISTRIBUTIONS FROM:
  Net investment income ..........     0.14    0.07    0.09       --      0.07    0.02    0.06       --
  Net realized gains .............       --    0.02    0.11       --        --    0.02    0.11       --
----------------------------------------------------------------------------------------------------------
TOTAL DISTRIBUTIONS ..............     0.14    0.09    0.20       --      0.07    0.04    0.17       --
----------------------------------------------------------------------------------------------------------
NET ASSET VALUE, END OF PERIOD ...    $9.38   $7.75   $9.90   $11.08     $9.31   $7.68   $9.82   $11.05
==========================================================================================================
TOTAL RETURN (A) .................   23.04% (20.95%) (9.13%)  10.80%    22.26% (21.47%) (9.80%)  10.50%

RATIOS/SUPPLEMENTAL DATA:
  Net assets, end of period
   (in thousands) ................  $16,977 $12,488 $14,694  $12,978      $594    $496    $662     $227
  Ratios to average net assets:
   Net investment income* ........    1.38%   1.25%   0.93%    1.25%     0.64%   0.49%   0.14%    0.46%
   Net expenses* .................    1.17%   1.10%   1.10%    1.10%     1.92%   1.85%   1.88%    1.85%
   Gross expenses* ...............    1.42%   1.24%   1.14%    2.28%     2.16%   1.98%   1.88%    3.01%
  Portfolio turnover rate ........      67%     60%     96%      34%       67%     60%     96%      34%
----------------------------------------------------------------------------------------------------------



GE PREMIER VALUE EQUITY FUND
-----------------------------------------------------------------------
                                           CLASS C (LEVEL LOAD)
-----------------------------------------------------------------------
                                     9/30/03 9/30/02 9/30/01 9/30/00(f)
-----------------------------------------------------------------------
INCEPTION DATE                          --     --      --     4/28/00
Net asset value, beginning
 of period .......................    $7.70   $9.83  $11.05   $10.00
INCOME (LOSS) FROM INVESTMENT
 OPERATIONS:
  Net investment income (b) ......     0.05    0.05    0.02     0.02
  Net realized and unrealized
    gains (losses) on investments      1.64   (2.15)  (1.09)    1.03
-----------------------------------------------------------------------
TOTAL INCOME (LOSS) FROM
  INVESTMENT OPERATIONS ..........     1.69   (2.10)  (1.07)    1.05
-----------------------------------------------------------------------
LESS DISTRIBUTIONS FROM:
  Net investment income ..........     0.04    0.01    0.04       --
  Net realized gains .............       --    0.02    0.11       --
-----------------------------------------------------------------------
TOTAL DISTRIBUTIONS ..............     0.04    0.03    0.15       --
-----------------------------------------------------------------------
NET ASSET VALUE, END OF PERIOD ...    $9.35   $7.70   $9.83   $11.05
=======================================================================
TOTAL RETURN (A) .................   22.03% (21.42%) (9.90%)  10.50%

RATIOS/SUPPLEMENTAL DATA:
  Net assets, end of period
   (in thousands) ................     $257    $172    $160     $116
  Ratios to average net assets:
   Net investment income* ........    0.62%   0.48%   0.16%    0.51%
   Net expenses* .................    1.92%   1.85%   1.86%    1.85%
   Gross expenses* ...............    2.16%   1.99%   1.86%    3.04%
  Portfolio turnover rate ........      67%     60%     96%      34%
-----------------------------------------------------------------------



                                                      CLASS Y
---------------------------------------------------------------------------
                                        9/30/03 9/30/02 9/30/01 9/30/00(f)
---------------------------------------------------------------------------
INCEPTION DATE                             --      --     --    4/28/00
Net asset value, beginning of period ..  $7.77   $9.92  $11.09  $10.00
INCOME (LOSS) FROM INVESTMENT OPERATIONS:
  Net investment income (b) ...........   0.14    0.15    0.13    0.07
  Net realized and unrealized
    gains (losses) on investments .....   1.66   (2.18)  (1.09)   1.02
---------------------------------------------------------------------------
TOTAL INCOME (LOSS) FROM
  INVESTMENT OPERATIONS ...............   1.80   (2.03)  (0.96)   1.09
---------------------------------------------------------------------------
LESS DISTRIBUTIONS FROM:
  Net investment income ...............   0.17    0.10    0.10      --
  Net realized gains ..................     --    0.02    0.11      --
---------------------------------------------------------------------------
TOTAL DISTRIBUTIONS ...................   0.17    0.12    0.21      --
---------------------------------------------------------------------------
NET ASSET VALUE, END OF PERIOD ........  $9.40   $7.77   $9.92  $11.09
===========================================================================
TOTAL RETURN (A) ...................... 23.31% (20.71%) (8.92%) 10.90%

RATIOS/SUPPLEMENTAL DATA:
  Net assets, end of period
   (in thousands) .....................    $99     $80    $101    $111
  Ratios to average net assets:
   Net investment income* .............  1.64%   1.50%   1.18%   1.52%
   Net expenses* ......................  0.92%   0.85%   0.84%   0.85%
   Gross expenses* ....................  1.17%   0.99%   0.91%   2.04%
  Portfolio turnover rate .............    67%     60%     96%     34%
---------------------------------------------------------------------------


-------------
See Notes to Financial Highlights and Notes to Financial Statements.

                                                            FINANCIAL HIGHLIGHTS
   SELECTED DATA BASED ON A SHARE OUTSTANDING THROUGHOUT THE PERIOD(S) INDICATED
--------------------------------------------------------------------------------


GE FIXED INCOME FUND
-------------------------------------------------------------------------------------------------------------------------------
                                                      CLASS A                                        CLASS B
-------------------------------------------------------------------------------------------------------------------------------
                                   9/30/03   9/30/02  9/30/01   9/30/00 9/30/99(c) 9/30/03  9/30/02  9/30/01   9/30/00  9/30/99
-------------------------------------------------------------------------------------------------------------------------------
INCEPTION DATE                        --        --        --        --    1/5/93      --      --       --         --   12/22/93
Net asset value, beginning
  of period ......................  $12.75   $12.41    $11.72    $11.76   $12.55   $12.76   $12.41   $11.73     $11.77   $12.55
INCOME (LOSS) FROM INVESTMENT
 OPERATIONS:
  Net investment income (b) ......    0.41     0.55      0.67      0.70     0.64     0.31     0.46     0.58       0.61     0.55
  Net realized and unrealized
   gains (losses) on investments .    0.16     0.35      0.72     (0.03)   (0.79)    0.15     0.36     0.71      (0.03)   (0.78)
--------------------------------------------------------------------------------------------------------------------------------
TOTAL INCOME (LOSS) FROM
  INVESTMENT OPERATIONS ..........    0.57     0.90      1.39      0.67    (0.15)    0.46     0.82     1.29       0.58    (0.23)
--------------------------------------------------------------------------------------------------------------------------------
LESS DISTRIBUTIONS FROM:
  Net investment income ..........    0.44     0.56      0.70      0.71     0.64     0.34     0.47     0.61       0.62     0.55
  Net realized gains .............    0.10       --        --        --       --     0.10       --       --         --       --
--------------------------------------------------------------------------------------------------------------------------------
TOTAL DISTRIBUTIONS ..............    0.54     0.56      0.70      0.71     0.64     0.44     0.47     0.61       0.62     0.55
--------------------------------------------------------------------------------------------------------------------------------
NET ASSET VALUE, END OF PERIOD ...  $12.78   $12.75    $12.41    $11.72   $11.76   $12.78   $12.76   $12.41     $11.73   $11.77
================================================================================================================================
TOTAL RETURN (A) .................   4.58%    7.62%    12.12%     5.94%   (1.20%)   3.71%    6.73%   11.26%      5.15%   (1.85%)

RATIOS/SUPPLEMENTAL DATA:
  Net assets, end of period
   (in thousands) ................$167,091 $143,442  $129,413  $100,745  $92,217   $3,555   $3,242   $2,501     $2,042   $2,854
  Ratios to average net assets:
   Net investment income* ........   3.20%    4.45%     5.54%     6.04%    5.27%    2.45%    3.72%    4.78%      5.24%    4.54%
   Net expenses* .................   0.78%    0.80%     0.80%     0.80%    0.80%    1.53%    1.55%    1.55%      1.55%    1.55%
   Gross expenses* ...............   0.78%    0.82%     0.81%     0.80%    0.83%    1.54%    1.57%    1.56%      1.55%    1.58%
  Portfolio turnover rate ........    381%     308%      270%      219%     246%     381%     308%     270%       219%     246%
--------------------------------------------------------------------------------------------------------------------------------


                                                CLASS C (LEVEL LOAD)                          CLASS Y(D)
---------------------------------------------------------------------------------------------------------------------------
                                         9/30/03  9/30/02  9/30/01   9/30/00  9/30/03  9/30/02  9/30/01   9/30/00   9/30/99
---------------------------------------------------------------------------------------------------------------------------
INCEPTION DATE                              --      --       --      9/30/99     --       --       --       --     11/29/93
Net asset value, beginning
 of period .......................       $12.76   $12.41    $11.73   $11.77    $12.75   $12.40   $11.71   $11.76    $12.54
INCOME (LOSS) FROM INVESTMENT
 OPERATIONS:
  Net investment income (b) ......         0.30     0.46      0.58     0.62      0.44     0.59     0.70     0.74      0.67
  Net realized and unrealized
   gains (losses) on investments .         0.17     0.36      0.71    (0.04)     0.15     0.35     0.72    (0.05)    (0.78)
---------------------------------------------------------------------------------------------------------------------------
TOTAL INCOME (LOSS) FROM
  INVESTMENT OPERATIONS ..........         0.47     0.82      1.29     0.58      0.59     0.94     1.42     0.69     (0.11)
---------------------------------------------------------------------------------------------------------------------------
LESS DISTRIBUTIONS FROM:
  Net investment income ..........         0.34     0.47      0.61     0.62      0.47     0.59     0.73     0.74      0.67
  Net realized gains .............         0.10       --        --       --      0.10       --       --       --        --
---------------------------------------------------------------------------------------------------------------------------
TOTAL DISTRIBUTIONS ..............         0.44     0.47      0.61     0.62      0.57     0.59     0.73     0.74      0.67
---------------------------------------------------------------------------------------------------------------------------
NET ASSET VALUE, END OF PERIOD ...       $12.79   $12.76    $12.41   $11.73    $12.77   $12.75   $12.40   $11.71    $11.76
===========================================================================================================================
TOTAL RETURN (A) .................        3.78%    6.82%    11.28%    5.15%     4.75%    7.81%   12.49%    6.11%    (0.87%)

RATIOS/SUPPLEMENTAL DATA:
  Net assets, end of period
   (in thousands) ................       $3,274   $1,712      $305     $298  $110,539  $86,653  $78,626  $59,259   $36,152
  Ratios to average net assets:
   Net investment income* ........        2.36%    3.64%     4.82%    5.40%     3.45%    4.75%    5.77%    6.34%     5.51%
   Net expenses* .................        1.52%    1.54%     1.55%    1.55%     0.53%    0.55%    0.55%    0.55%     0.55%
   Gross expenses* ...............        1.53%    1.58%     1.56%    1.55%     0.53%    0.57%    0.56%    0.55%     0.58%
  Portfolio turnover rate ........         381%     308%      270%     219%      381%     308%     270%     219%      246%
---------------------------------------------------------------------------------------------------------------------------


--------------
See Notes to Financial Highlights and Notes to Financial Statements.

                                                            FINANCIAL HIGHLIGHTS
   SELECTED DATA BASED ON A SHARE OUTSTANDING THROUGHOUT THE PERIOD(S) INDICATED
--------------------------------------------------------------------------------


GE GOVERNMENT SECURITIES FUND
---------------------------------------------------------------------------------------------------------------------------------
                                                         CLASS A                                      CLASS B
---------------------------------------------------------------------------------------------------------------------------------
                                      9/30/03  9/30/02   9/30/01  9/30/00 9/30/99(c) 9/30/03 9/30/02   9/30/01  9/30/00   9/30/99
---------------------------------------------------------------------------------------------------------------------------------
INCEPTION DATE                           --       --        --        --     9/8/93     --       --        --        --   4/22/87
Net asset value, beginning
 of period .......................     $8.94    $8.54     $8.06     $8.14    $8.90   $9.01    $8.61     $8.12     $8.20    $8.93
INCOME (LOSS) FROM INVESTMENT
 OPERATIONS:
  Net investment income (b) ......      0.30     0.35      0.46      0.52     0.50    0.24     0.28      0.41      0.47     0.46
  Net realized and unrealized
   gains (losses) on investments .     (0.04)    0.42      0.50     (0.02)   (0.68)  (0.04)    0.43      0.50     (0.03)   (0.67)
---------------------------------------------------------------------------------------------------------------------------------
TOTAL INCOME (LOSS) FROM
  INVESTMENT OPERATIONS ..........      0.26     0.77      0.96      0.50    (0.18)   0.20     0.71      0.91      0.44    (0.21)
---------------------------------------------------------------------------------------------------------------------------------
LESS DISTRIBUTIONS FROM:
  Net investment income ..........      0.30     0.37      0.48(g)   0.58     0.58    0.23     0.31      0.42(g)   0.52     0.52
---------------------------------------------------------------------------------------------------------------------------------
TOTAL DISTRIBUTIONS ..............      0.30     0.37      0.48      0.58     0.58    0.23     0.31      0.42      0.52     0.52
---------------------------------------------------------------------------------------------------------------------------------
NET ASSET VALUE, END OF PERIOD ...     $8.90    $8.94     $8.54     $8.06    $8.14   $8.98    $9.01     $8.61     $8.12    $8.20
=================================================================================================================================
TOTAL RETURN (A) .................     2.95%    9.38%    12.16%     6.48%   (2.01%)  2.31%    8.41%    11.52%     5.56%   (2.42%)

RATIOS/SUPPLEMENTAL DATA:
  Net assets, end of period
   (in thousands) ................  $194,705 $204,181  $174,496  $102,907  $42,723  $8,366  $16,462   $58,838  $135,488 $269,409
  Ratios to average net assets:
   Net investment income* ........     3.36%    4.13%     5.59%     6.53%    5.89%   2.68%    3.31%     4.90%     5.83%    5.34%
   Net expenses* .................     0.87%    0.85%     0.85%     0.85%    1.07%   1.62%    1.60%     1.60%     1.60%    1.59%
   Gross expenses* ...............     0.87%    0.85%     0.92%     0.99%    1.11%   1.62%    1.64%     1.70%     1.72%    1.63%
  Portfolio turnover rate ........      151%     182%      189%       79%     101%    151%     182%      189%       79%     101%
---------------------------------------------------------------------------------------------------------------------------------



                                                CLASS C (LEVEL LOAD)
------------------------------------------------------------------------------
                                        9/30/03  9/30/02   9/30/01   9/30/00
------------------------------------------------------------------------------
INCEPTION DATE                              --       --        --    9/30/99
Net asset value, beginning of period ..   $9.04    $8.64     $8.14    $8.20
INCOME (LOSS) FROM INVESTMENT OPERATIONS:
  Net investment income (b) ...........    0.24     0.30      0.41     0.47
  Net realized and unrealized
   gains (losses) on investments ......   (0.05)    0.41      0.51     0.01
------------------------------------------------------------------------------
TOTAL INCOME FROM
  INVESTMENT OPERATIONS ...............    0.19     0.71      0.92     0.48
------------------------------------------------------------------------------
LESS DISTRIBUTIONS FROM:
  Net investment income ...............    0.23     0.31      0.42(g)  0.54
------------------------------------------------------------------------------
TOTAL DISTRIBUTIONS ...................    0.23     0.31      0.42     0.54
------------------------------------------------------------------------------
NET ASSET VALUE, END OF PERIOD ........   $9.00    $9.04     $8.64    $8.14
==============================================================================
TOTAL RETURN (A) ......................   2.19%    8.38%    11.63%    6.08%

RATIOS/SUPPLEMENTAL DATA:
  Net assets, end of period
   (in thousands) .....................  $1,047   $1,142      $122      $10
  Ratios to average net assets:
   Net investment income* .............   2.61%    3.40%     4.91%    5.95%
   Net expenses* ......................   1.62%    1.57%     1.60%    1.60%
   Gross expenses* ....................   1.62%    1.57%     1.64%    1.71%
  Portfolio turnover rate .............    151%     182%      189%      79%
------------------------------------------------------------------------------



----------------
See Notes to Financial Highlights and Notes to Financial Statements.

                                                            FINANCIAL HIGHLIGHTS
   SELECTED DATA BASED ON A SHARE OUTSTANDING THROUGHOUT THE PERIOD(S) INDICATED
--------------------------------------------------------------------------------


GE SHORT-TERM GOVERNMENT FUND
--------------------------------------------------------------------------------------------------------------------------------
                                                      CLASS A                                         CLASS B
--------------------------------------------------------------------------------------------------------------------------------
                                    9/30/03  9/30/02  9/30/01  9/30/00  9/30/99(c) 9/30/03  9/30/02   9/30/01   9/30/00 9/30/99
--------------------------------------------------------------------------------------------------------------------------------
INCEPTION DATE                         --       --       --       --      3/2/94     --       --        --        --      3/2/94
Net asset value, beginning
 of period ......................   $12.21   $12.17    $11.68   $11.71    $12.02   $12.19   $12.16    $11.66    $11.70    $12.01
INCOME (LOSS) FROM INVESTMENT
 OPERATIONS:
  Net investment income (b) .....     0.34     0.57      0.65     0.65      0.55     0.27     0.50      0.56      0.57      0.48
  Net realized and unrealized
   gains (losses) on investments     (0.09)    0.11      0.50    (0.01)(e) (0.25)   (0.10)    0.10      0.52     (0.01)(e) (0.26)
--------------------------------------------------------------------------------------------------------------------------------
TOTAL INCOME FROM
  INVESTMENT OPERATIONS .........     0.25     0.68      1.15     0.64      0.30     0.17     0.60      1.08      0.56      0.22
--------------------------------------------------------------------------------------------------------------------------------
LESS DISTRIBUTIONS FROM:
  Net investment income .........     0.41     0.59      0.66     0.66      0.56     0.33     0.52      0.58      0.59      0.48
  Net realized gains ............     0.01     0.05        --     0.01      0.05     0.01     0.05        --      0.01      0.05
--------------------------------------------------------------------------------------------------------------------------------
TOTAL DISTRIBUTIONS .............     0.42     0.64      0.66     0.67      0.61     0.34     0.57      0.58      0.60      0.53
--------------------------------------------------------------------------------------------------------------------------------
NET ASSET VALUE, END OF PERIOD ..   $12.04   $12.21    $12.17   $11.68    $11.71   $12.02   $12.19    $12.16    $11.66    $11.70
================================================================================================================================
TOTAL RETURN (A) ................    2.06%    5.65%    10.10%    5.67%     2.52%    1.45%    4.94%     9.55%     4.95%     1.91%

RATIOS/SUPPLEMENTAL DATA:
  Net assets, end of period
   (in thousands) ...............  $64,054  $54,089   $27,798  $22,016   $23,106   $5,206   $3,399      $972      $347      $641
  Ratios to average net assets:
   Net investment income* .......    2.82%    4.70%     5.50%    5.63%     4.70%    2.20%    4.11%     4.77%     4.94%     4.10%
   Net expenses* ................    0.73%    0.70%     0.70%    0.68%     0.70%    1.32%    1.30%     1.30%     1.28%     1.30%
   Gross expenses* ..............    0.80%    0.78%     0.88%    0.74%     1.01%    1.40%    1.41%     1.44%     1.35%     1.61%
  Portfolio turnover rate .......     110%      42%       79%     170%      118%     110%      42%       79%      170%      118%
--------------------------------------------------------------------------------------------------------------------------------


                                                 CLASS C (LEVEL LOAD)                          CLASS Y(D)
---------------------------------------------------------------------------------------------------------------------------
                                         9/30/03  9/30/02   9/30/01  9/30/00  9/30/03  9/30/02  9/30/01   9/30/00   9/30/99
---------------------------------------------------------------------------------------------------------------------------
INCEPTION DATE                              --       --        --    9/30/99     --      --        --       --      3/2/94
Net asset value, beginning of period     $12.19   $12.16    $11.66   $11.70    $12.17  $12.13    $11.67   $11.71    $12.01
INCOME (LOSS) FROM INVESTMENT OPERATIONS:
  Net investment income (b) .....          0.24     0.48      0.52     0.56      0.40    0.59      0.75     0.74      0.58
  Net realized and unrealized
   gains (losses) on investments          (0.09)    0.10      0.55    (0.02)(e) (0.12)   0.12      0.40    (0.08)(e) (0.25)
---------------------------------------------------------------------------------------------------------------------------
TOTAL INCOME FROM
  INVESTMENT OPERATIONS .........          0.15     0.58      1.07     0.54      0.28    0.71      1.15     0.66      0.33
---------------------------------------------------------------------------------------------------------------------------
LESS DISTRIBUTIONS FROM:
  Net investment income .........          0.31     0.50      0.57     0.57      0.44    0.62      0.69     0.69      0.58
  Net realized gains ............          0.01     0.05        --     0.01      0.01    0.05        --     0.01      0.05
---------------------------------------------------------------------------------------------------------------------------
TOTAL DISTRIBUTIONS .............          0.32     0.55      0.57     0.58      0.45    0.67      0.69     0.70      0.63
---------------------------------------------------------------------------------------------------------------------------
NET ASSET VALUE, END OF PERIOD ..        $12.02   $12.19    $12.16   $11.66    $12.00  $12.17    $12.13   $11.67    $11.71
===========================================================================================================================
TOTAL RETURN (A) ................         1.29%    4.78%     9.38%    4.80%     2.32%   6.06%    10.11%    5.85%     2.87%

RATIOS/SUPPLEMENTAL DATA:
  Net assets, end of period
   (in thousands) ...............        $8,281   $3,762      $767     $121    $1,160  $3,272    $2,194  $49,358    $3,140
  Ratios to average net assets:
   Net investment income* .......         1.99%    3.94%     4.41%    4.93%     3.33%   4.95%     6.36%    6.34%     4.91%
   Net expenses* ................         1.47%    1.44%     1.45%    1.43%     0.47%   0.45%     0.42%    0.42%     0.45%
   Gross expenses* ..............         1.55%    1.57%     1.62%    1.48%     0.52%   0.54%     0.44%    0.42%     0.76%
  Portfolio turnover rate .......          110%      42%       79%     170%      110%     42%       79%     170%      118%
---------------------------------------------------------------------------------------------------------------------------


----------------
See Notes to Financial Highlights and Notes to Financial Statements.

                                                            FINANCIAL HIGHLIGHTS
   SELECTED DATA BASED ON A SHARE OUTSTANDING THROUGHOUT THE PERIOD(S) INDICATED
--------------------------------------------------------------------------------


GE TAX-EXEMPT FUND
------------------------------------------------------------------------------------------------------------------------------------
                                                           CLASS A                                         CLASS B
------------------------------------------------------------------------------------------------------------------------------------
                                        9/30/03  9/30/02   9/30/01  9/30/00  9/30/99(c)  9/30/03  9/30/02  9/30/01  9/30/00  9/30/99
------------------------------------------------------------------------------------------------------------------------------------
INCEPTION DATE                              --       --        --       --      9/8/93      --      --        --       --    9/8/93
Net asset value, beginning of period     $12.21   $11.75    $11.16   $11.14     $11.83   $12.21   $11.75   $11.16   $11.13   $11.83
INCOME (LOSS) FROM INVESTMENT OPERATIONS:
  Net investment income (b) ........       0.44     0.47      0.53     0.53       0.49     0.35     0.39     0.45     0.45     0.43
  Net realized and unrealized
   gains (losses) on investments ...      (0.02)    0.47      0.59     0.02      (0.69)   (0.03)    0.47     0.59     0.03    (0.70)
------------------------------------------------------------------------------------------------------------------------------------
TOTAL INCOME (LOSS) FROM
  INVESTMENT OPERATIONS ............       0.42     0.94      1.12     0.55      (0.20)    0.32     0.86     1.04     0.48    (0.27)
------------------------------------------------------------------------------------------------------------------------------------
LESS DISTRIBUTIONS FROM:
  Net investment income ............       0.44     0.48      0.53     0.53       0.49     0.35     0.40     0.45     0.45     0.43
------------------------------------------------------------------------------------------------------------------------------------
TOTAL DISTRIBUTIONS ................       0.44     0.48      0.53     0.53       0.49     0.35     0.40     0.45     0.45     0.43
------------------------------------------------------------------------------------------------------------------------------------
NET ASSET VALUE, END OF PERIOD .....     $12.19   $12.21    $11.75   $11.16     $11.14   $12.18   $12.21   $11.75   $11.16   $11.13
====================================================================================================================================
TOTAL RETURN (A) ...................      3.54%    8.29%    10.27%    5.12%     (1.84%)   2.69%    7.49%    9.44%    4.43%   (2.34%)

RATIOS/SUPPLEMENTAL DATA:
  Net assets, end of period
   (in thousands) ..................    $41,541  $36,512   $26,304  $19,543    $22,228   $3,779   $4,108   $4,739   $5,397   $7,269
  Ratios to average net assets:
   Net investment income* ..........      3.59%    4.03%     4.62%    4.81%      4.28%    2.89%    3.31%    3.88%    4.07%    3.72%
   Net expenses* ...................      0.85%    0.85%     0.80%    0.85%      1.08%    1.60%    1.59%    1.55%    1.60%    1.60%
   Gross expenses* .................      0.86%    0.86%     0.83%    0.99%      1.21%    1.61%    1.60%    1.59%    1.74%    1.75%
  Portfolio turnover rate ..........        30%      32%       12%      45%        48%      30%      32%      12%      45%      48%
------------------------------------------------------------------------------------------------------------------------------------


                                                CLASS C (LEVEL LOAD)                          CLASS Y(D)
---------------------------------------------------------------------------------------------------------------------------
                                        9/30/03  9/30/02   9/30/01   9/30/00  9/30/03  9/30/02  9/30/01   9/30/00   9/30/99
---------------------------------------------------------------------------------------------------------------------------
INCEPTION DATE                             --       --        --     9/30/99     --      --        --       --      9/26/97
Net asset value, beginning
 of period ..........................    $12.21   $11.75    $11.16   $11.13    $12.70  $12.22    $11.61   $11.58    $12.30
INCOME (LOSS) FROM INVESTMENT
 OPERATIONS:
  Net investment income (b) .........      0.35     0.35      0.45     0.44      0.48    0.53      0.58     0.58      0.57
  Net realized and unrealized gains
   (losses) on investments ..........     (0.03)    0.50      0.59     0.04      0.50**  0.48      0.61     0.03     (0.72)
---------------------------------------------------------------------------------------------------------------------------
TOTAL INCOME (LOSS) FROM
  INVESTMENT OPERATIONS .............      0.32     0.85      1.04     0.48      0.98    1.01      1.19     0.61     (0.15)
---------------------------------------------------------------------------------------------------------------------------
LESS DISTRIBUTIONS FROM:
  Net investment income .............      0.35     0.39      0.45     0.45      0.50**  0.53      0.58     0.58      0.57
---------------------------------------------------------------------------------------------------------------------------
TOTAL DISTRIBUTIONS .................      0.35     0.39      0.45     0.45      0.50    0.53      0.58     0.58      0.57
---------------------------------------------------------------------------------------------------------------------------
NET ASSET VALUE, END OF PERIOD ......    $12.18   $12.21    $11.75   $11.16    $13.18  $12.70    $12.22   $11.61    $11.58
===========================================================================================================================
TOTAL RETURN (A) ....................     2.77%    7.37%     9.44%    4.43%     7.88%** 8.56%    10.50%    5.47%    (1.37%)

RATIOS/SUPPLEMENTAL DATA:
  Net assets, end of period
   (in thousands) ...................    $2,711   $3,364      $115     $105      $287     $30       $28      $25       $24
  Ratios to average net assets:
   Net investment income* ...........     2.90%    2.92%     3.88%    4.06%     3.70%   4.31%     4.88%    5.07%     4.72%
   Net expenses* ....................     1.60%    1.60%     1.55%    1.60%     0.62%   0.60%     0.55%    0.59%     0.59%
   Gross expenses* ..................     1.60%    1.69%     1.59%    1.73%     0.63%   0.61%     0.58%    0.73%     0.74%
  Portfolio turnover rate ...........       30%      32%       12%      45%       30%     32%       12%      45%       48%
---------------------------------------------------------------------------------------------------------------------------

------------------
See Notes to Financial Highlights and Notes to Financial Statements.

                                                            FINANCIAL HIGHLIGHTS
   SELECTED DATA BASED ON A SHARE OUTSTANDING THROUGHOUT THE PERIOD(S) INDICATED
--------------------------------------------------------------------------------


GE STRATEGIC INVESTMENT FUND
------------------------------------------------------------------------------------------------------------------------------------
                                                       CLASS A                                       CLASS B
------------------------------------------------------------------------------------------------------------------------------------
                                       9/30/03  9/30/02  9/30/01  9/30/00   9/30/99(c) 9/30/03  9/30/02   9/30/01  9/30/00  9/30/99
------------------------------------------------------------------------------------------------------------------------------------
INCEPTION DATE                            --       --        --       --     1/5/93      --        --       --        --    12/22/93
Net asset value, beginning
 of period ..........................  $19.30   $22.20    $26.86   $25.04    $24.15    $18.69    $21.53   $26.13    $24.45   $23.65
INCOME (LOSS) FROM INVESTMENT
 OPERATIONS:
  Net investment income (b) .........    0.31     0.43      0.58     0.64      0.55      0.15      0.26     0.38      0.43     0.35
  Net realized and unrealized
    gains (losses) on investments ...    2.99    (1.88)    (2.85)    2.69      2.98      2.90     (1.84)   (2.77)     2.63     2.93
------------------------------------------------------------------------------------------------------------------------------------
TOTAL INCOME (LOSS) FROM
  INVESTMENT OPERATIONS .............    3.30    (1.45)    (2.27)    3.33      3.53      3.05     (1.58)   (2.39)     3.06     3.28
------------------------------------------------------------------------------------------------------------------------------------
LESS DISTRIBUTIONS FROM:
  Net investment income .............    0.41     0.54      0.64     0.50      0.56      0.24      0.35     0.46      0.37     0.40
  Net realized gains ................      --     0.91      1.75     1.01      2.08        --      0.91     1.75      1.01     2.08
------------------------------------------------------------------------------------------------------------------------------------
TOTAL DISTRIBUTIONS .................    0.41     1.45      2.39     1.51      2.64      0.24      1.26     2.21      1.38     2.48
------------------------------------------------------------------------------------------------------------------------------------
NET ASSET VALUE, END OF PERIOD ......  $22.19   $19.30    $22.20   $26.86    $25.04    $21.50    $18.69   $21.53    $26.13   $24.45
====================================================================================================================================
TOTAL RETURN (A) ....................  17.33%   (7.48%)   (9.31%)  13.78%    15.28%    16.45%    (8.19%) (10.00%)   12.94%   14.44%

RATIOS/SUPPLEMENTAL DATA:
  Net assets, end of period
   (in thousands) ...................$113,033  $96,111  $104,421 $128,847  $107,034   $17,297   $15,215  $19,353   $21,225  $16,372
  Ratios to average net assets:
   Net investment income* ...........   1.50%    1.97%     2.35%    2.44%     2.17%     0.75%     1.20%    1.60%     1.69%    1.44%
   Net expenses* ....................   0.84%    0.86%     0.86%    0.84%     0.87%     1.59%     1.61%    1.61%     1.59%    1.62%
   Gross expenses* ..................   0.84%    0.86%     0.86%    0.84%     0.87%     1.59%     1.61%    1.61%     1.59%    1.62%
  Portfolio turnover rate ...........    134%     115%      121%     103%      109%      134%      115%     121%      103%     109%
------------------------------------------------------------------------------------------------------------------------------------


                                               CLASS C  (LEVEL LOAD)                           CLASS Y(D)
---------------------------------------------------------------------------------------------------------------------------
                                        9/30/03   9/30/02   9/30/01  9/30/00  9/30/03  9/30/02   9/30/01   9/30/00  9/30/99
---------------------------------------------------------------------------------------------------------------------------
INCEPTION DATE                              --       --        --    9/30/99     --       --        --        --   11/29/93
Net asset value, beginning
 of period ..........................    $18.44   $21.31    $25.91   $24.45    $19.34   $22.25    $26.92   $25.10    $24.20
INCOME (LOSS) FROM INVESTMENT
 OPERATIONS:
  Net investment income (b) .........      0.15     0.26      0.37     0.46      0.36     0.49      0.63     0.70      0.61
  Net realized and unrealized
   gains (losses) on investments ....      2.89    (1.84)    (2.71)    2.55      3.01    (1.90)    (2.85)    2.70      2.99
---------------------------------------------------------------------------------------------------------------------------
TOTAL INCOME (LOSS) FROM
  INVESTMENT OPERATIONS .............      3.04    (1.58)    (2.34)    3.01      3.37    (1.41)    (2.22)    3.40      3.60
---------------------------------------------------------------------------------------------------------------------------
LESS DISTRIBUTIONS FROM:
  Net investment income .............      0.30     0.38      0.51     0.54      0.47     0.59      0.70     0.57      0.62
  Net realized gains ................        --     0.91      1.75     1.01        --     0.91      1.75     1.01      2.08
---------------------------------------------------------------------------------------------------------------------------
TOTAL DISTRIBUTIONS .................      0.30     1.29      2.26     1.55      0.47     1.50      2.45     1.58      2.70
---------------------------------------------------------------------------------------------------------------------------
NET ASSET VALUE, END OF PERIOD ......    $21.18   $18.44    $21.31   $25.91    $22.24   $19.34    $22.25   $26.92    $25.10
===========================================================================================================================
TOTAL RETURN (A) ....................    16.62%   (8.21%)  (10.00%)  12.76%    17.65%   (7.27%)   (9.10%)  14.06%    15.56%

RATIOS/SUPPLEMENTAL DATA:
  Net assets, end of period
   (in thousands) ...................    $5,355   $2,904    $2,778   $2,271  $103,532  $78,294   $82,850  $70,334   $62,714
  Ratios to average net assets:
   Net investment income* ...........     0.74%    1.23%     1.59%    1.80%     1.75%    2.22%     2.59%    2.69%     2.41%
   Net expenses* ....................     1.58%    1.61%     1.61%    1.59%     0.59%    0.61%     0.62%    0.59%     0.62%
   Gross expenses* ..................     1.58%    1.61%     1.61%    1.59%     0.59%    0.61%     0.62%    0.59%     0.62%
  Portfolio turnover rate ...........      134%     115%      121%     103%      134%     115%      121%     103%      109%
---------------------------------------------------------------------------------------------------------------------------

--------------
See Notes to Financial Highlights and Notes to Financial Statements.

                                                            FINANCIAL HIGHLIGHTS
   SELECTED DATA BASED ON A SHARE OUTSTANDING THROUGHOUT THE PERIOD(S) INDICATED
--------------------------------------------------------------------------------


GE MONEY MARKET FUND
----------------------------------------------------------------------------------------------------------------------------------
                                                                                           CLASS A
----------------------------------------------------------------------------------------------------------------------------------
                                                             9/30/03        9/30/02         9/30/01        9/30/00        9/30/99
----------------------------------------------------------------------------------------------------------------------------------
INCEPTION DATE                                                   --             --              --             --          1/5/93
Net asset value, beginning of period ..............           $1.00          $1.00           $1.00          $1.00           $1.00
INCOME FROM INVESTMENT OPERATIONS:
Net investment income .............................            0.01(b)        0.02(b)         0.05           0.06            0.05
----------------------------------------------------------------------------------------------------------------------------------
TOTAL INCOME FROM INVESTMENT OPERATIONS ...........            0.01           0.02            0.05           0.06            0.05
----------------------------------------------------------------------------------------------------------------------------------
LESS DISTRIBUTIONS FROM:
  Net investment income ...........................            0.01           0.02            0.05           0.06            0.05
----------------------------------------------------------------------------------------------------------------------------------
TOTAL DISTRIBUTIONS ...............................            0.01           0.02            0.05           0.06            0.05
----------------------------------------------------------------------------------------------------------------------------------
NET ASSET VALUE, END OF PERIOD ....................           $1.00          $1.00           $1.00          $1.00           $1.00
==================================================================================================================================
TOTAL RETURN (A) ..................................           0.96%          1.68%           4.86%          5.81%           4.68%

RATIOS/SUPPLEMENTAL DATA:
  Net assets, end of period (in thousands) ........        $269,533       $255,169        $278,435       $268,886        $196,155
  Ratios to average net assets:
   Net investment income* .........................           0.94%          1.69%           4.75%          5.69%           4.58%
   Net expenses* ..................................           0.41%          0.45%           0.49%          0.50%           0.49%
   Gross expenses* ................................           0.41%          0.45%           0.50%          0.50%           0.50%
----------------------------------------------------------------------------------------------------------------------------------




---------------
See Notes to Financial Highlights and Notes to Financial Statements.

                                                   NOTES TO FINANCIAL HIGHLIGHTS
--------------------------------------------------------------------------------

(a) Total returns are historical and assume changes in share price, reinvestment of dividends and capital gains distributions, and assume no sales charge. Had the adviser not absorbed a portion of expenses, total returns would have been lower. Periods less than one year are not annualized.

(b) Net investment income per share is based on average shares outstanding during the period.

(c) Effective as of the close of business September 17, 1999, Class C shares of GE Funds were combined with Class A shares. The fiscal year ended September 30, 1999 and prior years' per share information, total return, and ratios/supplemental data reflect the relevant information of the predecessor Class C shares for all Funds except for the GE Value Equity Fund, GE Government Securities Fund and GE Tax-Exempt Fund where the relevant information for Class A shares was retained. Also see Note 8 of Notes to Financial Statements.

(d) Effective as of the close of business September 17, 1999, Class D shares were renamed Class Y shares.

(e) As a result of the timing of purchases and sales of Fund shares, per share amounts do not accord with aggregate amounts appearing in the Statements of Operations.

(f) For the period April 28, 2000 (inception) through September 30, 2000.

(g) Certain reclassifications were made to the prior periods' Financial Highlights of GE Government Securities Fund relating to distributions for presentation purposes only. These reclassifications had no effect on the net assets or net asset value per share.

(h) Less than $0.01 per share.

*   Annualized for periods less than one year.

** The Fund recorded an accounting adjustment for $1,100 in 2003 which enhanced performance due to the small size of this share class. Absent this adjustment, the performance for the Class Y Shares would have been 3.80%. The Fund's net realized and unrealized gains (losses) on investments and distributions from net investment income would have been (0.01) per share without this adjustment.


---------------
See Notes to Financial Statements.


STATEMENTS OF ASSETS                                                       GE                       GE
AND LIABILITIES                                                          U.S.                    VALUE
SEPTEMBER 30, 2003                                                     EQUITY                   EQUITY
                                                                         FUND                     FUND
ASSETS
   Investments in securities, at market**
      (cost $633,543,888; $66,222,259; $89,940,611;
      $41,194,301; $54,400,554; $392,199,829 and
      $17,783,232 respectively)                                  $644,386,781              $67,210,616
   Short-term Investments (at amortized cost)                      40,588,957                2,703,456
   Cash                                                                 5,925                    1,132
   Cash, segregated                                                       --                       --
   Foreign currency (cost $0; $0; $0; $36,020;
      $797,795; $0 and $0 respectively)                                   --                       --
   Receivable for investments sold                                  3,075,945                   81,520
   Income receivables                                                 478,925                   60,258
   Receivable for fund shares sold                                    925,214                   93,360
   Variation margin receivable                                            --                       --
   Miscellaneous assets                                                   --                       565
------------------------------------------------------------------------------------------------------------
      TOTAL ASSETS                                                689,461,747               70,150,907
------------------------------------------------------------------------------------------------------------
LIABILITIES
   Payable upon return of securities loaned                        29,277,152                      --
   Payable for investments purchased                                2,980,872                  112,008
   Payable for fund shares redeemed                                   629,613                  228,501
   Payable to GEAM                                                    243,115                   55,588
   Variation margin payable                                            40,175                   10,100
   Payable to custodian                                                   --                       --

------------------------------------------------------------------------------------------------------------
      TOTAL LIABILITIES                                            33,170,927                  406,197
------------------------------------------------------------------------------------------------------------
 NET ASSETS                                                      $656,290,820              $69,744,710
------------------------------------------------------------------------------------------------------------
------------------------------------------------------------------------------------------------------------
NET ASSETS CONSIST OF:
   Capital paid in                                                696,150,615               70,718,390
   Undistributed (distribution in excess of)
      net investment income                                         3,668,196                  311,415
   Accumulated net realized gain (loss)                           (54,280,634)              (2,242,502)
   Net unrealized appreciation/(depreciation) on:
      Investments                                                  10,842,893                  988,357
      Futures                                                         (90,250)                 (30,950)
      Foreign currency related transaction                                --                       --

------------------------------------------------------------------------------------------------------------
NET ASSETS                                                       $656,290,820              $69,744,710
------------------------------------------------------------------------------------------------------------
CLASS A:
Net assets                                                       $315,979,862              $48,399,978
Shares outstanding ($.001 par value)                               13,059,793                4,935,804
Net asset value per share                                              $24.19                    $9.81
Maximum offering price per share                                       $25.67                   $10.41
CLASS B:
Net assets                                                        $22,446,651              $13,567,943
Shares outstanding ($.001 par value)                                  971,390                1,444,889
Net asset value per share*                                             $23.11                    $9.39
CLASS C: (LEVEL LOAD)
Net assets                                                        $10,136,928               $1,783,399
Shares outstanding ($.001 par value)                                  442,050                  190,411
Net asset value per share*                                             $22.93                    $9.37
CLASS Y:
Net assets                                                       $307,727,379               $5,993,390
Shares outstanding ($.001 par value)                               12,749,580                  577,731
Net asset value per share                                              $24.14                   $10.37





STATEMENTS OF ASSETS                                                     GE                       GE                        GE
AND LIABILITIES                                                   SMALL-CAP                   GLOBAL             INTERNATIONAL
SEPTEMBER 30, 2003                                             VALUE EQUITY                   EQUITY                    EQUITY
                                                                       FUND                     FUND                      FUND
ASSETS
   Investments in securities, at market**
      (cost $633,543,888; $66,222,259; $89,940,611;
      $41,194,301; $54,400,554; $392,199,829 and
      $17,783,232 respectively)                                 $97,439,889             $ 41,669,155             $  57,827,027
   Short-term Investments (at amortized cost)                    16,618,566                7,162,947                 3,996,124
   Cash                                                                 --                       --                        --
   Cash, segregated                                                     --                       --                    140,000
   Foreign currency (cost $0; $0; $0; $36,020;
      $797,795; $0 and $0 respectively)                                 --                    36,438                   803,727
   Receivable for investments sold                                1,538,590                      --                    167,248
   Income receivables                                                78,260                   71,249                   156,522
   Receivable for fund shares sold                                  189,442                   18,771                 1,381,700
   Variation margin receivable                                          --                     1,043                       --
   Miscellaneous assets                                                 --                       --                        --
--------------------------------------------------------------------------------------------------------------------------------
      TOTAL ASSETS                                              115,864,747               48,959,603                64,472,348
--------------------------------------------------------------------------------------------------------------------------------
LIABILITIES
   Payable upon return of securities loaned                      15,800,484                5,302,005                 3,995,124
   Payable for investments purchased                                589,654                      --                     46,955
   Payable for fund shares redeemed                                 126,742                  357,148                   323,459
   Payable to GEAM                                                   91,769                   55,385                    65,193
   Variation margin payable                                             --                     3,444                    10,322
   Payable to custodian                                                 --                       --                    770,730

--------------------------------------------------------------------------------------------------------------------------------
      TOTAL LIABILITIES                                          16,608,649                5,717,982                 5,211,783
--------------------------------------------------------------------------------------------------------------------------------
 NET ASSETS                                                     $99,256,098             $ 43,241,621              $ 59,260,565
--------------------------------------------------------------------------------------------------------------------------------
--------------------------------------------------------------------------------------------------------------------------------
NET ASSETS CONSIST OF:
   Capital paid in                                               95,823,938               56,550,720                79,199,360
   Undistributed (distribution in excess of)
      net investment income                                          40,639                  141,673                   441,014
   Accumulated net realized gain (loss)                          (4,107,757)             (13,917,542)              (23,806,468)
   Net unrealized appreciation/(depreciation) on:
      Investments                                                 7,499,278                  474,854                 3,426,473
      Futures                                                           --                   (10,181)                   (9,726)
      Foreign currency related transaction                              --                     2,097                     9,912

--------------------------------------------------------------------------------------------------------------------------------
NET ASSETS                                                      $99,256,098             $ 43,241,621              $ 59,260,565
--------------------------------------------------------------------------------------------------------------------------------
CLASS A:
Net assets                                                      $51,901,737              $27,864,025               $19,693,747
Shares outstanding ($.001 par value)                              4,095,920                1,734,365                 1,861,549
Net asset value per share                                            $12.67                   $16.07                    $10.58
Maximum offering price per share                                     $13.44                   $17.05                    $11.23
CLASS B:
Net assets                                                      $18,693,953               $1,503,393                  $953,886
Shares outstanding ($.001 par value)                              1,530,304                  100,621                    96,169
Net asset value per share*                                           $12.22                   $14.94                     $9.92
CLASS C: (LEVEL LOAD)
Net assets                                                       $8,945,268                 $325,744                $1,200,052
Shares outstanding ($.001 par value)                                734,107                   21,652                   120,609
Net asset value per share*                                           $12.19                   $15.04                     $9.95
CLASS Y:
Net assets                                                      $19,715,140              $13,548,459               $37,412,880
Shares outstanding ($.001 par value)                              1,539,089                  839,658                 3,503,101
Net asset value per share                                            $12.81                   $16.14                    $10.68





STATEMENTS OF ASSETS                                                       GE                       GE
AND LIABILITIES                                                       PREMIER                  PREMIER
SEPTEMBER 30, 2003                                                     GROWTH                    VALUE
                                                                  EQUITY FUND              EQUITY FUND
ASSETS
   Investments in securities, at market**
      (cost $633,543,888; $66,222,259; $89,940,611;
      $41,194,301; $54,400,554; $392,199,829 and
      $17,783,232 respectively)                                  $401,117,244              $17,821,970
   Short-term Investments (at amortized cost)                      35,114,822                  120,480
   Cash                                                                   --                       --
   Cash, segregated                                                       --                       --
   Foreign currency (cost $0; $0; $0; $36,020;
      $797,795; $0 and $0 respectively)                                   --                       --
   Receivable for investments sold                                        --                   296,907
   Income receivables                                                 136,361                   31,740
   Receivable for fund shares sold                                  4,637,176                    8,556
   Variation margin receivable                                            --                       --
   Miscellaneous assets                                                   --                       --
--------------------------------------------------------------------------------------------------------------
      TOTAL ASSETS                                                441,005,603               18,279,653
--------------------------------------------------------------------------------------------------------------
LIABILITIES
   Payable upon return of securities loaned                        21,143,289                   27,707
   Payable for investments purchased                                      --                   298,216
   Payable for fund shares redeemed                                   261,925                   11,581
   Payable to GEAM                                                    297,452                   14,900
   Variation margin payable                                            14,925                      --
   Payable to custodian                                                   --                       --

--------------------------------------------------------------------------------------------------------------
      TOTAL LIABILITIES                                            21,717,591                  352,404
--------------------------------------------------------------------------------------------------------------
 NET ASSETS                                                      $419,288,012              $17,927,249
--------------------------------------------------------------------------------------------------------------
--------------------------------------------------------------------------------------------------------------
NET ASSETS CONSIST OF:
   Capital paid in                                                439,163,492               19,438,287
   Undistributed (distribution in excess of)
      net investment income                                           118,806                  156,087
   Accumulated net realized gain (loss)                           (28,901,551)              (1,705,863)
   Net unrealized appreciation/(depreciation) on:
      Investments                                                   8,917,415                   38,738
      Futures                                                         (10,150)                     --
      Foreign currency related transaction                                --                       --

--------------------------------------------------------------------------------------------------------------
NET ASSETS                                                       $419,288,012              $17,927,249
---------------------------------------------------------------------------------------------------------------
CLASS A:
Net assets                                                       $243,273,943              $16,976,861
Shares outstanding ($.001 par value)                               10,456,824                1,808,960
Net asset value per share                                              $23.26                    $9.38
Maximum offering price per share                                       $24.68                    $9.95
CLASS B:
Net assets                                                        $34,657,185                 $594,432
Shares outstanding ($.001 par value)                                1,569,003                   63,855
Net asset value per share*                                             $22.09                    $9.31
CLASS C: (LEVEL LOAD)
Net assets                                                        $47,482,192                 $257,096
Shares outstanding ($.001 par value)                                2,148,757                   27,491
Net asset value per share*                                             $22.10                    $9.35
CLASS Y:
Net assets                                                        $93,874,692                  $98,860
Shares outstanding ($.001 par value)                                3,977,140                   10,512
Net asset value per share                                              $23.60                    $9.40


 * Redemption price per share is equal to net asset value per share less any applicable contingent deferred sales charge.
** Includes $28,335,503; $15,249,188; $5,151,249; $3,843,178; $20,606,260
   and $26,887 of securities on loan in the GE U.S. Equity Fund, GE Small-Cap Value Equity Fund, GE Global Equity Fund, GE International Equity Fund, GE Premier Growth Equity Fund and GE Premier Value
   Equity Fund, respectively.

----------------
See Notes to Financial Statements.



84 & 85

STATEMENTS OF ASSETS                                                    GE                             GE
AND LIABILITIES                                                      FIXED                     GOVERNMENT
SEPTEMBER 30, 2003                                                  INCOME                     SECURITIES
                                                                      FUND                           FUND
ASSETS
   Investments in securities, at market***
      (cost $309,559,240; $220,672,460; $76,123,302;
      $44,798,577; $220,164,952 and $0 respectively)          $315,917,570                   $226,674,986
   Short-term Investments (at amortized cost)                   45,573,897                     39,742,109
   Cash                                                                --                             --
   Foreign currency (cost $0; $0; $0; $0; $55,980
      and $0 respectively)                                             --                             --
   Receivable for investments sold                              33,853,310                      4,844,178
   Income receivables                                            2,184,397                      1,577,187
   Receivable for fund shares sold                                 353,337                            754
   Receivable for total return swaps                               174,708                            --
   Variation margin receivable                                       4,625                            943
-----------------------------------------------------------------------------------------------------------
      TOTAL ASSETS                                             398,061,844                    272,840,157
-----------------------------------------------------------------------------------------------------------
LIABILITIES
   Distribution payable to shareholders                             67,530                        130,218
   Payable upon return of securities loaned                     23,164,304                     59,997,638
   Payable for investments purchased                            89,898,277                      7,838,163
   Payable for fund shares redeemed                                380,680                        193,647
   Payable to GEAM                                                  92,077                        561,647
   Payable to custodian                                                --                             --
   Other liabilities                                                   --                             --
-----------------------------------------------------------------------------------------------------------
      TOTAL LIABILITIES                                        113,602,868                     68,721,313
-----------------------------------------------------------------------------------------------------------
 NET ASSETS                                                   $284,458,976                   $204,118,844
-----------------------------------------------------------------------------------------------------------
-----------------------------------------------------------------------------------------------------------
NET ASSETS CONSIST OF:
   Capital paid in                                             274,106,365                    213,908,061
   Undistributed (distribution in excess of)
      net investment income                                        253,644                        (35,107)
Accumulated net realized gain (loss)                             3,702,061                    (15,809,662)
   Net unrealized appreciation/(depreciation) on:
      Investments                                                6,358,330                      6,002,526
      Futures                                                       38,576                         53,026
      Foreign currency related transaction                             --                             --
-----------------------------------------------------------------------------------------------------------
NET ASSETS                                                    $284,458,976                   $204,118,844
-----------------------------------------------------------------------------------------------------------

CLASS A:
Net assets                                                    $167,091,345                   $194,705,259
Shares outstanding ($.001 par value)                            13,075,480                     21,877,384
Net asset value per share                                           $12.78                          $8.90
Maximum offering price per share                                    $13.35                          $9.30
CLASS B:
Net assets                                                      $3,554,873                     $8,366,243
Shares outstanding ($.001 par value)                               278,140                        931,826
Net asset value per share*                                          $12.78                          $8.98
CLASS C: (LEVEL LOAD)
Net assets                                                      $3,273,915                     $1,047,342
Shares outstanding ($.001 par value)                               255,910                        116,314
Net asset value per share*                                          $12.79                          $9.00
CLASS Y:
Net assets                                                    $110,538,843                           $--
Shares outstanding ($.001 par value)                             8,655,980                            --
Net asset value per share                                           $12.77                           $--




STATEMENTS OF ASSETS                                                      GE
AND LIABILITIES                                                    SHORT-TERM                              GE
SEPTEMBER 30, 2003                                                 GOVERNMENT                      TAX-EXEMPT
                                                                         FUND                            FUND
ASSETS
   Investments in securities, at market***
      (cost $309,559,240; $220,672,460; $76,123,302;
      $44,798,577; $220,164,952 and $0 respectively)              $75,949,346                     $47,668,190
   Short-term Investments (at amortized cost)                      18,623,621                         161,595
   Cash                                                                   --                            --
   Foreign currency (cost $0; $0; $0; $0; $55,980
      and $0 respectively)                                                --                            --
   Receivable for investments sold                                  1,728,640                         548,093
   Income receivables                                                 449,303                         757,173
   Receivable for fund shares sold                                    290,163                          51,062
   Receivable for total return swaps                                      --                            --
   Variation margin receivable                                            --                            --
----------------------------------------------------------------------------------------------------------------------
      TOTAL ASSETS                                                 97,041,073                      49,186,113
----------------------------------------------------------------------------------------------------------------------
LIABILITIES
   Distribution payable to shareholders                                24,402                          58,061
   Payable upon return of securities loaned                        16,279,999                           --
   Payable for investments purchased                                1,908,347                         545,323
   Payable for fund shares redeemed                                    99,752                         238,617
   Payable to GEAM                                                     27,658                          24,930
   Payable to custodian                                                   --                            --
   Other liabilities                                                      --                            --
----------------------------------------------------------------------------------------------------------------------
      TOTAL LIABILITIES                                            18,340,158                         866,931
----------------------------------------------------------------------------------------------------------------------
 NET ASSETS                                                       $78,700,915                     $48,319,182
----------------------------------------------------------------------------------------------------------------------
----------------------------------------------------------------------------------------------------------------------
NET ASSETS CONSIST OF:
   Capital paid in                                                 78,295,895                      46,331,726
   Undistributed (distribution in excess of)
      net investment income                                            24,172                          50,081
Accumulated net realized gain (loss)                                  554,804                        (932,238)
   Net unrealized appreciation/(depreciation) on:
      Investments                                                    (173,956)                      2,869,613
      Futures                                                             --                            --
      Foreign currency related transaction                                --                            --
----------------------------------------------------------------------------------------------------------------------
NET ASSETS                                                        $78,700,915                     $48,319,182
----------------------------------------------------------------------------------------------------------------------

CLASS A:
Net assets                                                        $64,053,575                     $41,541,295
Shares outstanding ($.001 par value)                                5,319,935                       3,408,573
Net asset value per share                                              $12.04                          $12.19
Maximum offering price per share                                       $12.35                          $12.73
CLASS B:
Net assets                                                         $5,206,499                      $3,779,232
Shares outstanding ($.001 par value)                                  433,045                         310,176
Net asset value per share*                                             $12.02                          $12.18
CLASS C: (LEVEL LOAD)
Net assets                                                         $8,281,105                      $2,711,329
Shares outstanding ($.001 par value)                                  688,757                         222,587
Net asset value per share*                                             $12.02                          $12.18
CLASS Y:
Net assets                                                         $1,159,736                        $287,326
Shares outstanding ($.001 par value)                                   96,663                          21,800
Net asset value per share                                              $12.00                          $13.18


STATEMENTS OF ASSETS                                                          GE                             GE
AND LIABILITIES                                                        STRATEGIC                          MONEY
SEPTEMBER 30, 2003                                                    INVESTMENT                         MARKET
                                                                            FUND                         FUND**
ASSETS
   Investments in securities, at market***
      (cost $309,559,240; $220,672,460; $76,123,302;
      $44,798,577; $220,164,952 and $0 respectively)                $231,988,465                  $         --
   Short-term Investments (at amortized cost)                         28,631,489                    269,795,622
   Cash                                                                  111,091                            --
   Foreign currency (cost $0; $0; $0; $0; $55,980
      and $0 respectively)                                                56,124                            --
   Receivable for investments sold                                     6,359,696                            --
   Income receivables                                                    671,805                        288,986
   Receivable for fund shares sold                                       199,383                        292,124
   Receivable for total return swaps                                      57,830                            --
   Variation margin receivable                                               --                             --
-----------------------------------------------------------------------------------------------------------------------
      TOTAL ASSETS                                                   268,075,883                    270,376,732
-----------------------------------------------------------------------------------------------------------------------
LIABILITIES
   Distribution payable to shareholders                                      --                           5,548
   Payable upon return of securities loaned                           10,297,150                            --
   Payable for investments purchased                                  18,313,700                            --
   Payable for fund shares redeemed                                      160,140                        774,892
   Payable to GEAM                                                        87,375                         63,155
   Payable to custodian                                                     11                              --
   Other liabilities                                                         --                             359
-----------------------------------------------------------------------------------------------------------------------
      TOTAL LIABILITIES                                               28,858,376                        843,954
------------------------------------------------------------------------------------------------------------------------
 NET ASSETS                                                         $239,217,507                   $269,532,778
------------------------------------------------------------------------------------------------------------------------
------------------------------------------------------------------------------------------------------------------------
NET ASSETS CONSIST OF:
   Capital paid in                                                   230,734,046                    269,457,919
   Undistributed (distribution in excess of)
      net investment income                                            2,310,620                         80,668
Accumulated net realized gain (loss)                                  (5,652,794)                        (5,809)
   Net unrealized appreciation/(depreciation) on:
      Investments                                                     11,823,513                            --
      Futures                                                                --                             --
      Foreign currency related transaction                                 2,122                            --
-----------------------------------------------------------------------------------------------------------------------
NET ASSETS                                                          $239,217,507                   $269,532,778
-----------------------------------------------------------------------------------------------------------------------

CLASS A:
Net assets                                                          $113,033,186                   $269,532,778
Shares outstanding ($.001 par value)                                   5,094,463                    269,521,850
Net asset value per share                                                 $22.19                          $1.00
Maximum offering price per share                                          $23.54                           $--
CLASS B:
Net assets                                                           $17,297,293                           $--
Shares outstanding ($.001 par value)                                     804,370                            --
Net asset value per share*                                                $21.50                           $--
CLASS C: (LEVEL LOAD)
Net assets                                                            $5,355,325                           $--
Shares outstanding ($.001 par value)                                     252,847                            --
Net asset value per share*                                                $21.18                           $--
CLASS Y:
Net assets                                                          $103,531,703                           $--
Shares outstanding ($.001 par value)                                   4,654,593                            --
Net asset value per share                                                 $22.24                           $--

  * Redemption price per share is equal to net asset value per share less any applicable contingent deferred sales charge.
 ** GE Money Market Fund is a no load fund offering only one class of shares to all investors
*** Includes $22,692,316; $58,683,589; $15,944,800 and $9,936,996 of securities on loan in the GE Fixed Income Fund, GE Government Securities Fund, GE Short-Term Government Fund and GE Strategic Investment Fund, respectively.


----------------
See Notes to Financial Statements.



86 & 87

STATEMENTS OF OPERATIONS                                                       GE                      GE
FOR THE YEAR ENDED                                                           U.S.                   VALUE
SEPTEMBER 30, 2003                                                         EQUITY                  EQUITY
                                                                             FUND                    FUND

INVESTMENT INCOME
   INCOME:
      Dividends                                                      $  9,015,376             $ 1,226,312
      Interest*                                                           199,769                  16,645
      Less: Foreign taxes withheld                                        (31,739)                 (3,619)
-----------------------------------------------------------------------------------------------------------------
   TOTAL INCOME                                                         9,183,406               1,239,338
-----------------------------------------------------------------------------------------------------------------
   EXPENSES:
      Advisory and administration fees                                  2,383,965                 376,719
      Distributors fees (Notes 4 & 8)
         Class A                                                          714,517                 115,566
         Class B                                                          229,460                 139,782
         Class C                                                           70,002                  14,971
      Blue Sky fees                                                        56,116                  31,513
      Transfer agent fees                                                 567,978                 145,378
      Trustees fees                                                        20,372                   2,255
      Custody and accounting expenses                                     161,759                  41,901
      Professional fees                                                    70,769                   7,107
      Registration and other expenses                                     109,222                  14,318
-----------------------------------------------------------------------------------------------------------------
   TOTAL EXPENSES BEFORE WAIVER AND REIMBURSEMENT                       4,384,160                 889,510
      Less: Expenses Waived or borne by the adviser                         --                    (34,289)
      Add: Expenses reimbursed to the adviser (Note 4)                     59,617                   1,909
-----------------------------------------------------------------------------------------------------------------
      Net expenses                                                      4,443,777                 857,130
-----------------------------------------------------------------------------------------------------------------
   NET INVESTMENT INCOME (LOSS)                                         4,739,629                 382,208
-----------------------------------------------------------------------------------------------------------------
-----------------------------------------------------------------------------------------------------------------
NET REALIZED AND UNREALIZED GAIN (LOSS)
   ON INVESTMENTS

      REALIZED GAIN (LOSS) ON:
         Investments                                                  (20,437,650)             (1,362,823)
         Futures                                                          172,427                  54,891
         Written options                                                    --                      --
         Foreign Currency related transactions                                (49)                    (65)

      INCREASE (DECREASE) IN UNREALIZED APPRECIATION/
         (DEPRECIATION) ON:
         Investments                                                  120,495,772              12,595,368
         Futures                                                          (31,384)                (66,200)
         Foreign currency related transactions                                 36                      13
-----------------------------------------------------------------------------------------------------------------
      Net realized and unrealized gain on investments                 100,199,152              11,221,184
-----------------------------------------------------------------------------------------------------------------
   NET INCREASE IN NET ASSETS RESULTING FROM OPERATIONS              $104,938,781             $11,603,392
-----------------------------------------------------------------------------------------------------------------
-----------------------------------------------------------------------------------------------------------------

STATEMENTS OF OPERATIONS                                              GE                        GE                         GE
FOR THE YEAR ENDED                                             SMALL-CAP                    GLOBAL              INTERNATIONAL
SEPTEMBER 30, 2003                                          VALUE EQUITY                    EQUITY                     EQUITY
                                                                    FUND                      FUND                       FUND

INVESTMENT INCOME
   INCOME:
      Dividends                                             $    875,302               $   747,407                $ 1,276,825
      Interest*                                                  105,144                    32,769                    106,543
      Less: Foreign taxes withheld                                  (145)                  (50,220)                  (146,375)
------------------------------------------------------------------------------------------------------------------------------------
   TOTAL INCOME                                                  980,301                   729,956                  1,236,993
------------------------------------------------------------------------------------------------------------------------------------
   EXPENSES:
      Advisory and administration fees                           587,007                   318,081                    457,251
      Distributors fees (Notes 4 & 8)
         Class A                                                 114,173                    69,516                     63,696
         Class B                                                 168,060                    11,650                      8,186
         Class C                                                  74,450                     3,154                      8,191
      Blue Sky fees                                               55,225                    40,785                     46,750
      Transfer agent fees                                         92,240                   128,715                    102,963
      Trustees fees                                                3,058                     1,312                      1,745
      Custody and accounting expenses                             49,936                    45,011                     53,064
      Professional fees                                           12,942                     3,797                      5,478
      Registration and other expenses                             20,961                     9,243                     11,882
------------------------------------------------------------------------------------------------------------------------------------
   TOTAL EXPENSES BEFORE WAIVER AND REIMBURSEMENT              1,178,052                   631,264                    759,206
      Less: Expenses Waived or borne by the adviser               (1,020)                  (30,277)                    (2,377)
      Add: Expenses reimbursed to the adviser (Note 4)             3,641                     2,054                     25,714
------------------------------------------------------------------------------------------------------------------------------------
      Net expenses                                             1,180,673                   603,041                    782,543
------------------------------------------------------------------------------------------------------------------------------------
   NET INVESTMENT INCOME (LOSS)                                 (200,372)                  126,915                    454,450
------------------------------------------------------------------------------------------------------------------------------------
------------------------------------------------------------------------------------------------------------------------------------
NET REALIZED AND UNREALIZED GAIN (LOSS)
   ON INVESTMENTS

      REALIZED GAIN (LOSS) ON:
         Investments                                          (3,902,511)               (4,425,781)                (7,719,263)
         Futures                                                   --                      (25,074)                   560,543
         Written options                                         113,000                     --                         --
         Foreign Currency related transactions                     --                        2,615                    (25,831)

      INCREASE (DECREASE) IN UNREALIZED APPRECIATION/
         (DEPRECIATION) ON:
         Investments                                          12,495,300                12,110,249                 17,959,204
         Futures                                                   --                      (10,181)                    (9,726)
         Foreign currency related transactions                     --                          836                      6,468
------------------------------------------------------------------------------------------------------------------------------------
      Net realized and unrealized gain on investments          8,705,789                 7,652,664                 10,771,395
------------------------------------------------------------------------------------------------------------------------------------
   NET INCREASE IN NET ASSETS RESULTING FROM OPERATIONS     $  8,505,417               $ 7,779,579                $11,225,845
------------------------------------------------------------------------------------------------------------------------------------
------------------------------------------------------------------------------------------------------------------------------------


STATEMENTS OF OPERATIONS                                                 GE                      GE
FOR THE YEAR ENDED                                                  PREMIER                 PREMIER
SEPTEMBER 30, 2003                                                   GROWTH                   VALUE
                                                                EQUITY FUND             EQUITY FUND

INVESTMENT INCOME
   INCOME:
      Dividends                                               $   2,349,665              $  391,059
      Interest*                                                     169,335                   2,565
      Less: Foreign taxes withheld                                  (16,272)                  --
-------------------------------------------------------------------------------------------------------
   TOTAL INCOME                                                   2,502,728                 393,624
-------------------------------------------------------------------------------------------------------
   EXPENSES:
      Advisory and administration fees                            1,783,166                 100,433
      Distributors fees (Notes 4 & 8)
         Class A                                                    439,612                  36,360
         Class B                                                    299,088                   5,562
         Class C                                                    276,621                   1,765
      Blue Sky fees                                                  53,970                  33,445
      Transfer agent fees                                           403,078                  11,215
      Trustees fees                                                   9,957                     516
      Custody and accounting expenses                                92,766                  28,122
      Professional fees                                              39,803                   1,752
      Registration and other expenses                                60,273                   4,205
-------------------------------------------------------------------------------------------------------
   TOTAL EXPENSES BEFORE WAIVER AND REIMBURSEMENT                 3,458,334                 223,375
      Less: Expenses Waived or borne by the adviser                 (14,734)                (37,517)
      Add: Expenses reimbursed to the adviser (Note 4)               12,263                   --
-------------------------------------------------------------------------------------------------------
      Net expenses                                                3,455,863                 185,858
-------------------------------------------------------------------------------------------------------
   NET INVESTMENT INCOME (LOSS)                                    (953,135)                207,766
-------------------------------------------------------------------------------------------------------
-------------------------------------------------------------------------------------------------------
NET REALIZED AND UNREALIZED GAIN (LOSS)
   ON INVESTMENTS

      REALIZED GAIN (LOSS) ON:
         Investments                                            (15,498,168)               (802,795)
         Futures                                                    (95,407)                  --
         Written options                                              --                      --
         Foreign Currency related transactions                        --                      --

      INCREASE (DECREASE) IN UNREALIZED APPRECIATION/
         (DEPRECIATION) ON:
         Investments                                             79,554,422               3,639,037
         Futures                                                     (4,100)                  --
         Foreign currency related transactions                        --                      --
-------------------------------------------------------------------------------------------------------
      Net realized and unrealized gain on investments            63,956,747               2,836,242
-------------------------------------------------------------------------------------------------------
   NET INCREASE IN NET ASSETS RESULTING FROM OPERATIONS       $  63,003,612              $3,044,008
-------------------------------------------------------------------------------------------------------
-------------------------------------------------------------------------------------------------------


*Income attributable to security lending activity, net of rebate expenses, for the GE U.S. Equity Fund, GE Value Equity Fund, GE Small Cap Value Equity Fund, GE Global Equity Fund, GE International Equity Fund, GE Premier Growth Equity Fund and GE Premier Value Equity Fund was $21,683, $325, $18,587, $4,693, $8,220, $17,268 and $640, respectively.


--------------
See Notes to Financial Statements.

88 & 89

STATEMENTS OF OPERATIONS                                                          GE                               GE
FOR THE YEAR ENDED                                                             FIXED                       GOVERNMENT
SEPTEMBER 30, 2003                                                            INCOME                       SECURITIES
                                                                                FUND                             FUND


INVESTMENT INCOME
   INCOME:
      Dividends                                                          $    11,236                      $     --
      Interest*                                                           10,739,958                        9,139,209
      Less: Foreign taxes withheld                                             --                               --
------------------------------------------------------------------------------------------------------------------------------------
   TOTAL INCOME                                                           10,751,194                        9,139,209
------------------------------------------------------------------------------------------------------------------------------------
   EXPENSES:
      Advisory and administration fees                                       955,887                          873,366
      Distributors fees (Notes 4 & 8)
         Class A                                                             404,847                          507,992
         Class B                                                              36,687                          112,844
         Class C                                                              27,542                           12,327
      Blue Sky fees                                                           41,877                           48,618
      Transfer agent fees                                                    195,550                          249,421
      Trustees fees                                                            8,931                            6,820
      Custody and accounting expenses                                        103,128                           76,130
      Professional fees                                                       30,716                           18,668
      Registration and other expenses                                         51,374                           35,112
------------------------------------------------------------------------------------------------------------------------------------
   TOTAL EXPENSES BEFORE WAIVER AND REIMBURSEMENT                          1,856,539                        1,941,298
      Less: Expenses Waived or borne by the adviser                           (1,500)                          (4,196)
      Add: Expenses reimbursed to the adviser (Note 4)                        53,278                           38,481
------------------------------------------------------------------------------------------------------------------------------------
      Net expenses                                                         1,908,317                        1,975,583
------------------------------------------------------------------------------------------------------------------------------------
   NET INVESTMENT INCOME                                                   8,842,877                        7,163,626
------------------------------------------------------------------------------------------------------------------------------------
------------------------------------------------------------------------------------------------------------------------------------
NET REALIZED AND UNREALIZED GAIN (LOSS)
   ON INVESTMENTS

      REALIZED GAIN (LOSS) ON:
         Investments                                                       4,419,332                        4,362,162
         Futures                                                            (322,303)                        (323,486)
         Written options                                                      11,786                           11,786
         Swaps                                                               315,919                            --
         Foreign Currency related transactions                                46,047                              193

      INCREASE (DECREASE) IN UNREALIZED APPRECIATION/
         (DEPRECIATION) ON:
         Investments                                                      (1,521,554)                      (5,246,895)
         Futures                                                              38,576                           42,617
         Foreign currency related transactions                                 --                               --
------------------------------------------------------------------------------------------------------------------------------------
      Net realized and unrealized gain (loss)
         on investments                                                    2,987,803                       (1,153,623)
------------------------------------------------------------------------------------------------------------------------------------
   NET INCREASE IN NET ASSETS RESULTING
      FROM OPERATIONS                                                    $11,830,680                      $ 6,010,003
------------------------------------------------------------------------------------------------------------------------------------
------------------------------------------------------------------------------------------------------------------------------------


STATEMENTS OF OPERATIONS                                                                 GE
FOR THE YEAR ENDED                                                               SHORT-TERM                              GE
SEPTEMBER 30, 2003                                                               GOVERNMENT                      TAX-EXEMPT
                                                                                       FUND                            FUND


INVESTMENT INCOME
   INCOME:
      Dividends                                                                 $     --                         $    --
      Interest*                                                                   2,611,813                       2,101,409
      Less: Foreign taxes withheld                                                    --                              --
------------------------------------------------------------------------------------------------------------------------------------
   TOTAL INCOME                                                                   2,611,813                       2,101,409
------------------------------------------------------------------------------------------------------------------------------------
   EXPENSES:
      Advisory and administration fees                                              229,917                         174,205
      Distributors fees (Notes 4 & 8)
         Class A                                                                    152,936                          98,674
         Class B                                                                     37,243                          40,622
         Class C                                                                     61,673                          33,510
      Blue Sky fees                                                                  34,317                          34,093
      Transfer agent fees                                                            45,599                          22,374
      Trustees fees                                                                   2,813                           1,635
      Custody and accounting expenses                                                59,155                          35,704
      Professional fees                                                              12,176                           6,194
      Registration and other expenses                                                19,935                          11,853
------------------------------------------------------------------------------------------------------------------------------------
   TOTAL EXPENSES BEFORE WAIVER AND REIMBURSEMENT                                   655,764                         458,864
      Less: Expenses Waived or borne by the adviser                                 (53,372)                         (4,330)
      Add: Expenses reimbursed to the adviser (Note 4)                                --                              1,581
------------------------------------------------------------------------------------------------------------------------------------
      Net expenses                                                                  602,392                         456,115
------------------------------------------------------------------------------------------------------------------------------------
   NET INVESTMENT INCOME                                                          2,009,421                       1,645,294
------------------------------------------------------------------------------------------------------------------------------------
------------------------------------------------------------------------------------------------------------------------------------
NET REALIZED AND UNREALIZED GAIN (LOSS)
   ON INVESTMENTS

      REALIZED GAIN (LOSS) ON:
         Investments                                                              1,010,346                          (7,557)
         Futures                                                                      --                              --
         Written options                                                              --                              --
         Swaps                                                                        --                              --
         Foreign Currency related transactions                                        --                              --

      INCREASE (DECREASE) IN UNREALIZED APPRECIATION/
         (DEPRECIATION) ON:
         Investments                                                             (1,628,175)                       (158,237)
         Futures                                                                      --                              --
         Foreign currency related transactions                                        --                              --
------------------------------------------------------------------------------------------------------------------------------------
      Net realized and unrealized gain (loss)
         on investments                                                            (617,829)                       (165,794)
------------------------------------------------------------------------------------------------------------------------------------
   NET INCREASE IN NET ASSETS RESULTING
      FROM OPERATIONS                                                           $ 1,391,592                      $1,479,500
------------------------------------------------------------------------------------------------------------------------------------
------------------------------------------------------------------------------------------------------------------------------------

STATEMENTS OF OPERATIONS                                                    GE                             GE
FOR THE YEAR ENDED                                                   STRATEGIC                          MONEY
SEPTEMBER 30, 2003                                                  INVESTMENT                         MARKET
                                                                          FUND                           FUND


INVESTMENT INCOME
   INCOME:
      Dividends                                                    $ 2,052,918                     $    --
      Interest*                                                      2,959,367                      3,490,962
      Less: Foreign taxes withheld                                    (106,690)                         --
----------------------------------------------------------------------------------------------------------------
   TOTAL INCOME                                                      4,905,595                      3,490,962
----------------------------------------------------------------------------------------------------------------
   EXPENSES:
      Advisory and administration fees                                 749,648                        653,155
      Distributors fees (Notes 4 & 8)
         Class A                                                       262,723                          --
         Class B                                                       157,460                          --
         Class C                                                        38,627                          --
      Blue Sky fees                                                     43,176                         26,385
      Transfer agent fees                                              281,822                        205,664
      Trustees fees                                                      7,133                          8,581
      Custody and accounting expenses                                   91,368                         71,685
      Professional fees                                                 24,033                         30,967
      Registration and other expenses                                   40,553                         50,364
----------------------------------------------------------------------------------------------------------------
   TOTAL EXPENSES BEFORE WAIVER AND REIMBURSEMENT                    1,696,543                      1,046,801
      Less: Expenses Waived or borne by the adviser                      --                             --
      Add: Expenses reimbursed to the adviser (Note 4)                   --                             2,559

----------------------------------------------------------------------------------------------------------------
      Net expenses                                                   1,696,543                      1,049,360
----------------------------------------------------------------------------------------------------------------
   NET INVESTMENT INCOME                                             3,209,052                      2,441,602
----------------------------------------------------------------------------------------------------------------
----------------------------------------------------------------------------------------------------------------
NET REALIZED AND UNREALIZED GAIN (LOSS)
   ON INVESTMENTS

      REALIZED GAIN (LOSS) ON:
         Investments                                                (2,617,873)                         --
         Futures                                                       (95,690)                           639
         Written options                                                 1,684                          --
         Swaps                                                         105,886                          --
         Foreign Currency related transactions                          (2,489)                         --

      INCREASE (DECREASE) IN UNREALIZED APPRECIATION/
         (DEPRECIATION) ON:
         Investments                                                32,218,736                          --
         Futures                                                       120,188                          --
         Foreign currency related transactions                             580                          --
----------------------------------------------------------------------------------------------------------------
      Net realized and unrealized gain (loss)
         on investments                                             29,731,022                            639
----------------------------------------------------------------------------------------------------------------
   NET INCREASE IN NET ASSETS RESULTING
      FROM OPERATIONS                                              $32,940,074                     $2,442,241
----------------------------------------------------------------------------------------------------------------
----------------------------------------------------------------------------------------------------------------


*Income attributable to security lending activity, net of rebate expenses, for the GE Fixed Income Fund, GE Government Securities Fund, GE Short Term Government Fund and GE Strategic Investment Fund was $177,530, $286,808, $63,042 and $13,338, respectively.


-------------
See Notes to Financial Statements.



90 & 91

STATEMENTS OF CHANGES                                                                     GE                       GE
IN NET ASSETS                                                                            U.S.                    VALUE
                                                                                       EQUITY                   EQUITY
                                                                                         FUND                     FUND

                                                                               YEAR ENDED    YEAR ENDED  YEAR ENDED   YEAR ENDED
                                                                                SEPTEMBER    SEPTEMBER   SEPTEMBER     SEPTEMBER
                                                                                30, 2003      30, 2002    30, 2003     30, 2002
------------------------------------------------------------------------------------------------------------------------------------
INCREASE (DECREASE) IN NET ASSETS
   OPERATIONS:
     Net investment income (loss)                                          $   4,739,629  $  3,862,182  $  382,208  $    374,827
     Net realized loss on investments, futures, written options,
       foreign currency transactions and swaps                               (20,265,272)  (28,833,398) (1,307,997)     (654,618)
     Net increase (decrease) in unrealized appreciation/(depreciation)
       on investments, futures, written options, and foreign
       currency translations                                                 120,464,424   (90,272,822) 12,529,181   (13,090,524)
------------------------------------------------------------------------------------------------------------------------------------
     Net increase (decrease) from operations                                 104,938,781  (115,244,038) 11,603,392   (13,370,315)
------------------------------------------------------------------------------------------------------------------------------------
   DISTRIBUTIONS TO SHAREHOLDERS FROM:
     Net investment income
       Class A                                                                (2,370,980)   (1,018,995)   (456,990)     (102,593)
       Class B                                                                       --            --          --            --
       Class C                                                                   (10,891)          --       (3,916)          --
       Class Y                                                                (3,045,064)   (1,759,125)    (55,029)      (27,409)
     Net realized gains
       Class A                                                                       --     (2,914,538)        --       (169,400)
       Class B                                                                       --       (346,627)        --        (96,653)
       Class C                                                                       --        (54,190)        --         (3,712)
       Class Y                                                                       --     (2,802,006)        --        (19,108)
------------------------------------------------------------------------------------------------------------------------------------
   TOTAL DISTRIBUTIONS                                                        (5,426,935)   (8,895,481)   (515,935)     (418,875)
------------------------------------------------------------------------------------------------------------------------------------
Increase (decrease) in net assets from operations and distributions           99,511,846  (124,139,519) 11,087,457   (13,789,190)
------------------------------------------------------------------------------------------------------------------------------------
   SHARE TRANSACTIONS:
     Proceeds from sale of shares
       Class A                                                                80,054,173    99,359,699   6,222,100    15,420,752
       Class B                                                                 2,984,350     3,866,022   1,275,367     1,445,479
       Class C                                                                 6,629,804     2,835,773     652,231       612,296
       Class Y                                                                62,185,075    49,230,206     837,980        58,553
     Value of distributions reinvested
       Class A                                                                 2,320,524     3,845,671     429,346       259,359
       Class B                                                                       --        332,417         --         94,324
       Class C                                                                    10,770        52,208       3,472         3,647
       Class Y                                                                 2,766,754     4,523,664      55,029        46,520
     Cost of shares redeemed
       Class A                                                               (65,703,167)  (76,601,182) (9,026,759)   (8,668,807)
       Class B                                                                (7,375,548)  (11,134,866) (4,507,491)  (12,432,215)
       Class C                                                                (2,455,033)   (1,985,339)   (199,364)     (256,885)
       Class Y                                                               (47,503,892)  (41,693,922)     (2,483)     (720,006)
------------------------------------------------------------------------------------------------------------------------------------
     Net increase (decrease) from shares transactions                         33,913,810    32,630,351  (4,260,572)   (4,136,983)
------------------------------------------------------------------------------------------------------------------------------------
   TOTAL INCREASE (DECREASE) IN NET ASSETS                                   133,425,656   (91,509,168)  6,826,885   (17,926,173)
NET ASSETS
     Beginning of period                                                     522,865,164   614,374,332  62,917,825    80,843,998
------------------------------------------------------------------------------------------------------------------------------------
     End of period                                                         $ 656,290,820 $ 522,865,164 $69,744,710  $ 62,917,825
------------------------------------------------------------------------------------------------------------------------------------
------------------------------------------------------------------------------------------------------------------------------------
UNDISTRIBUTED (DISTRIBUTION IN EXCESS OF)
  NET INVESTMENTS INCOME, END OF PERIOD                                    $   3,668,196 $   4,355,551 $   311,415  $    445,207


STATEMENTS OF CHANGES                                                                             GE                       GE
IN NET ASSETS                                                                              SMALL-CAP                   GLOBAL
                                                                                        VALUE EQUITY                   EQUITY
                                                                                                FUND                     FUND

                                                                                  YEAR ENDED  YEAR ENDED    YEAR ENDED   YEAR ENDED
                                                                                   SEPTEMBER   SEPTEMBER     SEPTEMBER    SEPTEMBER
                                                                                    30, 2003    30, 2002      30, 2003     30, 2002
------------------------------------------------------------------------------------------------------------------------------------
INCREASE (DECREASE) IN NET ASSETS
   OPERATIONS:
     Net investment income (loss)                                               $   (200,372) $ (153,218)  $   126,915  $   172,926
     Net realized loss on investments, futures, written options,
       foreign currency transactions and swaps                                    (3,789,511)   (209,942)   (4,448,240)  (6,634,990)
     Net increase (decrease) in unrealized appreciation/(depreciation)
       on investments, futures, written options, and foreign
       currency translations                                                      12,495,300  (4,673,660)   12,100,904   (1,076,726)
------------------------------------------------------------------------------------------------------------------------------------
     Net increase (decrease) from operations                                       8,505,417  (5,036,820)    7,779,579   (7,538,790)
------------------------------------------------------------------------------------------------------------------------------------
   DISTRIBUTIONS TO SHAREHOLDERS FROM:
     Net investment income
       Class A                                                                           --     (132,852)     (127,410)    (129,118)
       Class B                                                                           --          --            --           --
       Class C                                                                           --       (1,692)          --           --
       Class Y                                                                           --      (37,702)      (84,529)     (91,922)
     Net realized gains
       Class A                                                                           --   (4,999,484)          --       (49,721)
       Class B                                                                           --   (2,015,228)          --        (1,871)
       Class C                                                                           --     (126,986)          --          (396)
       Class Y                                                                           --     (832,690)          --       (17,207)
------------------------------------------------------------------------------------------------------------------------------------
   TOTAL DISTRIBUTIONS                                                                   --   (8,146,634)     (211,939)    (290,235)
------------------------------------------------------------------------------------------------------------------------------------
Increase (decrease) in net assets from operations and distributions                8,505,417  (13,183,454)   7,567,640   (7,829,025)
------------------------------------------------------------------------------------------------------------------------------------
   SHARE TRANSACTIONS:
     Proceeds from sale of shares
       Class A                                                                    16,270,815  41,542,173    76,847,647  102,875,535
       Class B                                                                     2,746,827   6,509,715       590,825      106,022
       Class C                                                                     6,280,129   5,443,748        77,403      137,179
       Class Y                                                                    11,240,144   5,804,423     5,266,197    2,318,093
     Value of distributions reinvested
       Class A                                                                           --    5,066,778       119,502      159,156
       Class B                                                                           --    1,975,724           --         1,826
       Class C                                                                           --      128,560           --           395
       Class Y                                                                           --      870,394        84,529      109,125
     Cost of shares redeemed
       Class A                                                                   (13,409,672)(26,739,207)  (79,851,358)(114,623,734)
       Class B                                                                    (1,628,393) (2,769,898)     (195,144)    (310,856)
       Class C                                                                    (3,198,061)   (294,506)     (104,871)     (43,419)
       Class Y                                                                    (1,843,128) (2,647,652)   (4,516,291)  (2,418,477)
------------------------------------------------------------------------------------------------------------------------------------
     Net increase (decrease) from shares transactions                             16,458,661  34,890,252    (1,681,561) (11,689,155)
------------------------------------------------------------------------------------------------------------------------------------
   TOTAL INCREASE (DECREASE) IN NET ASSETS                                        24,964,078  21,706,798     5,886,079  (19,518,180)
NET ASSETS
     Beginning of period                                                          74,292,020  52,585,222    37,355,542   56,873,722
------------------------------------------------------------------------------------------------------------------------------------
     End of period                                                              $ 99,256,098 $74,292,020  $ 43,241,621 $ 37,355,542
------------------------------------------------------------------------------------------------------------------------------------
------------------------------------------------------------------------------------------------------------------------------------
UNDISTRIBUTED (DISTRIBUTION IN EXCESS OF)
  NET INVESTMENTS INCOME, END OF PERIOD                                         $     40,639 $    11,058  $    141,673 $    224,804


STATEMENTS OF CHANGES                                                                             GE                        GE
IN NET ASSETS                                                                          INTERNATIONAL                   PREMIER
                                                                                              EQUITY                    GROWTH
                                                                                                FUND               EQUITY FUND

                                                                                  YEAR ENDED   YEAR ENDED   YEAR ENDED   YEAR ENDED
                                                                                   SEPTEMBER    SEPTEMBER    SEPTEMBER    SEPTEMBER
                                                                                    30, 2003     30, 2002     30, 2003     30, 2002
------------------------------------------------------------------------------------------------------------------------------------
INCREASE (DECREASE) IN NET ASSETS
   OPERATIONS:
     Net investment income (loss)                                                $   454,450   $  367,986  $  (953,135) $  (986,899)
     Net realized loss on investments, futures, written options,
       foreign currency transactions and swaps                                    (7,184,551) (11,565,444)  15,593,575) (12,365,630)
     Net increase (decrease) in unrealized appreciation/(depreciation)
       on investments, futures, written options, and foreign
       currency translations                                                      17,955,946    4,077,246   79,550,322  (30,588,846)
------------------------------------------------------------------------------------------------------------------------------------
     Net increase (decrease) from operations                                      11,225,845   (7,120,212)  63,003,612  (43,941,375)
------------------------------------------------------------------------------------------------------------------------------------
   DISTRIBUTIONS TO SHAREHOLDERS FROM:
     Net investment income
       Class A                                                                      (127,267)    (222,998)         --           --
       Class B                                                                           --           --           --           --
       Class C                                                                          (776)         --           --           --
       Class Y                                                                      (271,372)    (308,948)         --           --
     Net realized gains
       Class A                                                                           --           --           --    (3,499,630)
       Class B                                                                           --           --           --    (1,085,463)
       Class C                                                                           --           --           --      (124,865)
       Class Y                                                                           --           --           --    (1,464,120)
------------------------------------------------------------------------------------------------------------------------------------
   TOTAL DISTRIBUTIONS                                                              (399,415)    (531,946)         --    (6,174,078)
------------------------------------------------------------------------------------------------------------------------------------
Increase (decrease) in net assets from operations and distributions               10,826,430   (7,652,158)  63,003,612  (50,115,453)
------------------------------------------------------------------------------------------------------------------------------------
   SHARE TRANSACTIONS:
     Proceeds from sale of shares
       Class A                                                                   354,634,871  262,761,528  131,770,870  81,627,942
       Class B                                                                       219,600      301,450    7,683,698    5,203,636
       Class C                                                                     1,462,071    1,026,968   31,344,764   15,622,028
       Class Y                                                                    27,046,822   26,322,635   50,956,585   21,085,392
     Value of distributions reinvested
       Class A                                                                       108,482      209,548          --     3,406,223
       Class B                                                                           --           --           --     1,029,542
       Class C                                                                           610          --           --       123,585
       Class Y                                                                       271,372      308,956          --     1,464,122
     Cost of shares redeemed
       Class A                                                                  (362,085,184)(275,147,389) (54,185,406) (32,270,315)
       Class B                                                                      (145,771)    (479,763)  (5,246,603)  (6,790,037)
       Class C                                                                      (763,686)    (785,440)  (3,207,853)  (1,900,591)
       Class Y                                                                   (18,263,450) (27,439,596) (17,626,280) (11,665,317)
------------------------------------------------------------------------------------------------------------------------------------
     Net increase (decrease) from shares transactions                              2,485,737  (12,921,103) 141,489,775   76,936,210
------------------------------------------------------------------------------------------------------------------------------------
   TOTAL INCREASE (DECREASE) IN NET ASSETS                                        13,312,167  (20,573,261) 204,493,387   26,820,757
NET ASSETS
     Beginning of period                                                          45,948,398   66,521,659  214,794,625  187,973,868
------------------------------------------------------------------------------------------------------------------------------------
     End of period                                                              $ 59,260,565  $45,948,398 $419,288,012 $214,794,625
------------------------------------------------------------------------------------------------------------------------------------
------------------------------------------------------------------------------------------------------------------------------------
UNDISTRIBUTED (DISTRIBUTION IN EXCESS OF)
  NET INVESTMENTS INCOME, END OF PERIOD                                         $    441,014  $   415,079 $    118,806 $       --


STATEMENTS OF CHANGES                                                                            GE
IN NET ASSETS                                                                               PREMIER
                                                                                              VALUE
                                                                                        EQUITY FUND

                                                                                  YEAR ENDED   YEAR ENDED
                                                                                   SEPTEMBER    SEPTEMBER
                                                                                    30, 2003     30, 2002
-----------------------------------------------------------------------------------------------------------
INCREASE (DECREASE) IN NET ASSETS
   OPERATIONS:
     Net investment income (loss)                                                 $  207,766  $   196,914
     Net realized loss on investments, futures, written options,
       foreign currency transactions and swaps                                      (802,795)    (851,765)
     Net increase (decrease) in unrealized appreciation/(depreciation)
       on investments, futures, written options, and foreign
       currency translations                                                       3,639,037   (2,891,492)
-----------------------------------------------------------------------------------------------------------
     Net increase (decrease) from operations                                       3,044,008   (3,546,343)
-----------------------------------------------------------------------------------------------------------
   DISTRIBUTIONS TO SHAREHOLDERS FROM:
     Net investment income
       Class A                                                                      (231,520)    (111,748)
       Class B                                                                        (4,826)      (1,094)
       Class C                                                                          (748)        (122)
       Class Y                                                                        (1,729)      (1,018)
     Net realized gains
       Class A                                                                           --       (36,620)
       Class B                                                                           --        (1,584)
       Class C                                                                           --          (403)
       Class Y                                                                           --          (249)
-----------------------------------------------------------------------------------------------------------
   TOTAL DISTRIBUTIONS                                                              (238,823)    (152,838)
-----------------------------------------------------------------------------------------------------------
Increase (decrease) in net assets from operations and distributions                2,805,185   (3,699,181)
-----------------------------------------------------------------------------------------------------------
   SHARE TRANSACTIONS:
     Proceeds from sale of shares
       Class A                                                                    2,952,808    2,832,638
       Class B                                                                       123,841      204,614
       Class C                                                                       131,540       81,339
       Class Y                                                                           --           --
     Value of distributions reinvested
       Class A                                                                       229,213      147,714
       Class B                                                                         4,750        2,246
       Class C                                                                           747          525
       Class Y                                                                         1,729        1,266
     Cost of shares redeemed
       Class A                                                                    (1,344,613)  (1,695,012)
       Class B                                                                      (131,957)    (238,295)
       Class C                                                                       (82,264)     (18,828)
       Class Y                                                                          --           --
-----------------------------------------------------------------------------------------------------------
     Net increase (decrease) from shares transactions                              1,885,794    1,318,207
-----------------------------------------------------------------------------------------------------------
   TOTAL INCREASE (DECREASE) IN NET ASSETS                                         4,690,979   (2,380,974)
NET ASSETS
     Beginning of period                                                          13,236,270   15,617,244
-----------------------------------------------------------------------------------------------------------
     End of period                                                               $17,927,249  $13,236,270
-----------------------------------------------------------------------------------------------------------
-----------------------------------------------------------------------------------------------------------
UNDISTRIBUTED (DISTRIBUTION IN EXCESS OF)
  NET INVESTMENTS INCOME, END OF PERIOD                                          $   156,087  $   187,144


-------------
See Notes to Financial Statements.



92 & 93

STATEMENTS OF CHANGES                                                     GE                      GE
IN NET ASSETS  (CONTINUED)                                              U.S.                   VALUE
CHANGES IN FUND SHARES                                                EQUITY                  EQUITY
                                                                        FUND                    FUND

                                                            YEAR ENDED   YEAR ENDED   YEAR ENDED  YEAR ENDED
                                                             SEPTEMBER    SEPTEMBER    SEPTEMBER   SEPTEMBER
                                                              30, 2003     30, 2002     30, 2003    30, 2002
----------------------------------------------------------------------------------------------------------------------------
CLASS A:

Shares sold                                                 3,529,994    3,826,767     672,495    1,465,791
Issued for distribution reinvested                            102,651      139,999      47,078       23,773
Shares redeemed                                            (2,943,060)  (3,011,567)   (990,124)    (856,320)
----------------------------------------------------------------------------------------------------------------------------
Net increase (decrease) in fund shares                        689,585      955,199    (270,551)     633,244
----------------------------------------------------------------------------------------------------------------------------
----------------------------------------------------------------------------------------------------------------------------
CLASS B:

Shares sold                                                   136,829      156,621     140,053      147,019
Issued for distribution reinvested                              --          12,601       --           8,983
Shares redeemed                                              (342,312)    (459,134)   (515,340)  (1,239,328)

----------------------------------------------------------------------------------------------------------------------------
Net increase (decrease) in fund shares                       (205,483)    (289,912)   (375,287)  (1,083,326)
----------------------------------------------------------------------------------------------------------------------------
----------------------------------------------------------------------------------------------------------------------------
CLASS C:

Shares sold                                                   304,050      116,984      74,404       62,256
Issued for distribution reinvested                                500        1,994         396          348
Shares redeemed                                              (114,773)     (82,278)    (22,822)     (25,622)
----------------------------------------------------------------------------------------------------------------------------
Net increase (decrease) in fund shares                        189,777       36,700      51,978       36,982
----------------------------------------------------------------------------------------------------------------------------
----------------------------------------------------------------------------------------------------------------------------
CLASS Y:

Shares sold                                                 2,719,489    1,956,568      90,085        5,199
Issued for distribution reinvested                            122,967      165,399       5,714        4,038
Shares redeemed                                            (2,135,493)  (1,653,017)       (249)     (61,075)
----------------------------------------------------------------------------------------------------------------------------
Net increase (decrease) in fund shares                        706,963      468,950      95,550      (51,838)
----------------------------------------------------------------------------------------------------------------------------
----------------------------------------------------------------------------------------------------------------------------


STATEMENTS OF CHANGES                                                          GE                      GE
IN NET ASSETS  (CONTINUED)                                               SMALL-CAP                  GLOBAL
CHANGES IN FUND SHARES                                                VALUE EQUITY                  EQUITY
                                                                              FUND                    FUND

                                                                YEAR ENDED   YEAR ENDED    YEAR ENDED    YEAR ENDED
                                                                SEPTEMBER      SEPTEMBER    SEPTEMBER    SEPTEMBER
                                                                 30, 2003      30, 2002     30, 2003      30, 2002
-------------------------------------------------------------------------------------------------------------------
CLASS A:

Shares sold                                                    1,387,808    3,084,494     5,267,299     6,009,189
Issued for distribution reinvested                                 --         382,110         8,091         8,764
Shares redeemed                                               (1,168,555)  (1,984,968)   (5,456,354)   (6,648,425)
-------------------------------------------------------------------------------------------------------------------
Net increase (decrease) in fund shares                           219,253    1,481,636      (180,964)     (630,472)
-------------------------------------------------------------------------------------------------------------------
-------------------------------------------------------------------------------------------------------------------
CLASS B:

Shares sold                                                      243,460      502,342        42,559         6,752
Issued for distribution reinvested                                 --         152,448         --              107
Shares redeemed                                                 (145,614)    (213,325)      (14,523)      (19,724)

-------------------------------------------------------------------------------------------------------------------
Net increase (decrease) in fund shares                            97,846      441,465        28,036       (12,865)
-------------------------------------------------------------------------------------------------------------------
-------------------------------------------------------------------------------------------------------------------
CLASS C:

Shares sold                                                      562,142      429,473         5,375         8,417
Issued for distribution reinvested                                 --           9,943         --               23
Shares redeemed                                                 (277,182)     (24,091)       (7,230)       (2,942)
-------------------------------------------------------------------------------------------------------------------
Net increase (decrease) in fund shares                           284,960      415,325        (1,855)        5,498
-------------------------------------------------------------------------------------------------------------------
-------------------------------------------------------------------------------------------------------------------
CLASS Y:

Shares sold                                                      936,424      461,467       344,458       135,971
Issued for distribution reinvested                                 --          65,198         5,712         5,996
Shares redeemed                                                 (153,349)    (196,173)     (292,601)     (144,360)
-------------------------------------------------------------------------------------------------------------------
Net increase (decrease) in fund shares                           783,075      330,492        57,569        (2,393)
-------------------------------------------------------------------------------------------------------------------


STATEMENTS OF CHANGES                                                          GE                       GE
IN NET ASSETS  (CONTINUED)                                          INTERNATIONAL                  PREMIER
CHANGES IN FUND SHARES                                                     EQUITY                   GROWTH
                                                                             FUND              EQUITY FUND

                                                               YEAR ENDED  YEAR ENDED   YEAR ENDED  YEAR ENDED
                                                                SEPTEMBER   SEPTEMBER    SEPTEMBER   SEPTEMBER
                                                                 30, 2003    30, 2002     30, 2003    30, 2002
------------------------------------------------------------------------------------------------------------------
CLASS A:

Shares sold                                                    36,515,378  21,850,700    6,149,618   3,577,541
Issued for distribution reinvested                                 11,002      16,422        --        130,607
Shares redeemed                                               (36,766,007) (22,572,681) (2,581,488) (1,424,007)
------------------------------------------------------------------------------------------------------------------
Net increase (decrease) in fund shares                           (239,627)   (705,559)   3,568,130   2,284,141
------------------------------------------------------------------------------------------------------------------
------------------------------------------------------------------------------------------------------------------
CLASS B:

Shares sold                                                        23,480      26,619      371,547     231,975
Issued for distribution reinvested                                  --          --           --         41,018
Shares redeemed                                                   (15,874)    (42,388)    (266,086)   (309,731)

------------------------------------------------------------------------------------------------------------------
Net increase (decrease) in fund shares                              7,606     (15,769)     105,461     (36,738)
------------------------------------------------------------------------------------------------------------------
------------------------------------------------------------------------------------------------------------------
CLASS C:

Shares sold                                                       158,777      92,759    1,513,201     692,149
Issued for distribution reinvested                                     66       --           --          4,924
Shares redeemed                                                   (82,715)    (70,299)    (155,923)    (85,703)
------------------------------------------------------------------------------------------------------------------
Net increase (decrease) in fund shares                             76,128      22,460    1,357,278     611,370
------------------------------------------------------------------------------------------------------------------
------------------------------------------------------------------------------------------------------------------
CLASS Y:

Shares sold                                                     2,671,347   2,220,607    2,251,435     916,543
Issued for distribution reinvested                                 27,246      23,969        --         55,586
Shares redeemed                                                (1,818,733) (2,264,626)    (808,710)   (498,078)
------------------------------------------------------------------------------------------------------------------
Net increase (decrease) in fund shares                            879,860     (20,050)   1,442,725     474,051
------------------------------------------------------------------------------------------------------------------
------------------------------------------------------------------------------------------------------------------


STATEMENTS OF CHANGES                                                         GE
IN NET ASSETS  (CONTINUED)                                               PREMIER
CHANGES IN FUND SHARES                                                     VALUE
                                                                     EQUITY FUND

                                                               YEAR ENDED  YEAR ENDED
                                                                SEPTEMBER   SEPTEMBER
                                                                 30, 2003    30, 2002
---------------------------------------------------------------------------------------------
CLASS A:

Shares sold                                                      326,518    285,589
Issued for distribution reinvested                                26,346     14,640
Shares redeemed                                                 (154,383)  (174,257)
---------------------------------------------------------------------------------------------
Net increase (decrease) in fund shares                           198,481    125,972
---------------------------------------------------------------------------------------------
---------------------------------------------------------------------------------------------
CLASS B:

Shares sold                                                       13,532     20,718
Issued for distribution reinvested                                   548        224
Shares redeemed                                                  (14,862)   (23,751)

---------------------------------------------------------------------------------------------
Net increase (decrease) in fund shares                              (782)    (2,809)
---------------------------------------------------------------------------------------------
---------------------------------------------------------------------------------------------
CLASS C:

Shares sold                                                       14,544      8,178
Issued for distribution reinvested                                    86         52
Shares redeemed                                                   (9,477)    (2,126)
---------------------------------------------------------------------------------------------
Net increase (decrease) in fund shares                             5,153      6,104
---------------------------------------------------------------------------------------------
---------------------------------------------------------------------------------------------
CLASS Y:

Shares sold                                                        --         --
Issued for distribution reinvested                                   198        126
Shares redeemed                                                    --         --
---------------------------------------------------------------------------------------------
Net increase (decrease) in fund shares                               198        126
---------------------------------------------------------------------------------------------
---------------------------------------------------------------------------------------------


-------------
See Notes to Financial Statements.



94 & 95

STATEMENTS OF CHANGES                                                             GE                                 GE
IN NET ASSETS                                                                  FIXED                         GOVERNMENT
                                                                              INCOME                         SECURITIES
                                                                                FUND                               FUND

                                                                   YEAR ENDED       YEAR ENDED       YEAR ENDED       YEAR ENDED
                                                                    SEPTEMBER        SEPTEMBER        SEPTEMBER        SEPTEMBER
                                                                     30, 2003         30, 2002         30, 2003         30, 2002
------------------------------------------------------------------------------------------------------------------------------------
INCREASE (DECREASE) IN NET ASSETS
   OPERATIONS :
     Net investment income (loss)                                $  8,842,877     $  9,831,691    $  7,163,626    $    8,891,782
     Net realized gain (loss) on investments, futures,
       written options, foreign currency transactions
       and swaps                                                    4,470,781        3,307,196       4,050,655        10,007,659
     Net increase (decrease) in unrealized appreciation/
       (depreciation) on investments, futures, written options,
       and foreign currency translations                           (1,482,978)       2,673,081      (5,204,278)          323,058
------------------------------------------------------------------------------------------------------------------------------------
     Net increase (decrease) from operations                       11,830,680       15,811,968       6,010,003        19,222,499
------------------------------------------------------------------------------------------------------------------------------------
   DISTRIBUTIONS TO SHAREHOLDERS FROM :
     Net investment income
       Class A                                                     (5,548,519)      (6,321,935)     (6,825,598)       (8,088,785)
       Class B                                                        (97,872)        (102,017)       (302,133)       (1,189,637)
       Class C                                                        (70,959)         (28,694)        (32,189)          (16,283)
       Class Y                                                     (3,705,804)      (3,573,891)            --                --
     Net realized gains
       Class A                                                     (1,191,079)             --              --                --
       Class B                                                        (26,174)             --              --                --
       Class C                                                        (14,087)             --              --                --
       Class Y                                                       (718,769)             --              --                --
------------------------------------------------------------------------------------------------------------------------------------
   TOTAL DISTRIBUTIONS                                            (11,373,263)     (10,026,537)     (7,159,920)       (9,294,705)
------------------------------------------------------------------------------------------------------------------------------------
Increase (decrease) in net assets from operations
    and distributions                                                 457,417        5,785,431      (1,149,917)        9,927,794
------------------------------------------------------------------------------------------------------------------------------------
   SHARE TRANSACTIONS :
     Proceeds from sale of shares
       Class A                                                    106,262,566      100,753,713     108,061,125       128,983,442
       Class B                                                      1,685,870        1,470,740       1,154,455         1,547,920
       Class C                                                      2,874,013        1,574,154         860,602         2,718,404
       Class Y                                                     56,378,440       37,490,457             --                --
     Value of distributions reinvested
       Class A                                                      5,918,033        5,444,611       4,685,782         5,177,058
       Class B                                                        111,104           91,284         213,823           729,507
       Class C                                                         78,321           23,446          29,809            13,638
       Class Y                                                      4,465,972        3,582,613             --                --
     Cost of shares redeemed
       Class A                                                    (88,915,022)     (95,896,179)   (121,202,027)     (113,865,259)
       Class B                                                     (1,487,737)        (901,175)     (9,350,586)      (45,129,080)
       Class C                                                     (1,384,806)        (238,691)       (968,966)       (1,773,905)
       Class Y                                                    (37,034,234)     (34,976,130)            --                --
------------------------------------------------------------------------------------------------------------------------------------
     Net increase (decrease) from shares transactions              48,952,520       18,418,843     (16,515,983)      (21,598,275)
------------------------------------------------------------------------------------------------------------------------------------
   TOTAL INCREASE (DECREASE) IN NET ASSETS                         49,409,937       24,204,274     (17,665,900)      (11,670,481)
NET ASSETS
     Beginning of period                                          235,049,039      210,844,765     221,784,744       233,455,225
------------------------------------------------------------------------------------------------------------------------------------
     End of period                                               $284,458,976     $235,049,039    $204,118,844    $  221,784,744
------------------------------------------------------------------------------------------------------------------------------------
------------------------------------------------------------------------------------------------------------------------------------
UNDISTRIBUTED (DISTRIBUTION IN EXCESS OF)
    NET INVESTMENTS INCOME, END OF PERIOD                        $    253,644     $    239,014    $    (35,107)   $     (157,198)



STATEMENTS OF CHANGES                                                                  GE
IN NET ASSETS                                                                  SHORT-TERM                              GE
                                                                               GOVERNMENT                      TAX-EXEMPT
                                                                                     FUND                            FUND

                                                                      YEAR ENDED        YEAR ENDED     YEAR ENDED       YEAR ENDED
                                                                       SEPTEMBER         SEPTEMBER      SEPTEMBER        SEPTEMBER
                                                                        30, 2003          30, 2002       30, 2003         30, 2002
------------------------------------------------------------------------------------------------------------------------------------
INCREASE (DECREASE) IN NET ASSETS
   OPERATIONS :
     Net investment income (loss)                                   $  2,009,421     $  2,135,626    $ 1,645,294       $ 1,388,300
     Net realized gain (loss) on investments, futures,
       written options, foreign currency transactions
       and swaps                                                       1,010,346          160,301         (7,557)            3,068
     Net increase (decrease) in unrealized appreciation/
       (depreciation) on investments, futures, written options,
       and foreign currency translations                              (1,628,175)         487,762       (158,237)        1,709,604
------------------------------------------------------------------------------------------------------------------------------------
     Net increase (decrease) from operations                           1,391,592        2,783,689      1,479,500         3,100,972
------------------------------------------------------------------------------------------------------------------------------------
   DISTRIBUTIONS TO SHAREHOLDERS FROM :
     Net investment income
       Class A                                                        (1,715,774)      (1,944,624)    (1,425,044)       (1,245,550)
       Class B                                                           (93,403)         (74,385)      (117,612)         (133,539)
       Class C                                                          (116,434)         (69,981)       (97,588)          (34,710)
       Class Y                                                           (55,801)        (123,005)        (5,050)           (1,237)
     Net realized gains
       Class A                                                          (371,432)        (124,446)           --                --
       Class B                                                           (29,621)          (4,785)           --                --
       Class C                                                           (45,852)          (3,169)           --                --
       Class Y                                                            (8,636)          (8,684)           --                --
------------------------------------------------------------------------------------------------------------------------------------
   TOTAL DISTRIBUTIONS                                                (2,436,953)      (2,353,079)    (1,645,294)       (1,415,036)
------------------------------------------------------------------------------------------------------------------------------------
Increase (decrease) in net assets from operations
    and distributions                                                 (1,045,361)         430,610       (165,794)     1,685,936
------------------------------------------------------------------------------------------------------------------------------------
   SHARE TRANSACTIONS :
     Proceeds from sale of shares
       Class A                                                        53,649,030       49,520,881     25,769,157        17,384,107
       Class B                                                         2,870,133        2,553,701        908,371         1,470,921
       Class C                                                         6,996,043        3,345,702      1,563,558         3,108,042
       Class Y                                                           587,227        1,176,707        251,208               --
     Value of distributions reinvested
       Class A                                                         1,873,015        1,787,682        994,171           925,068
       Class B                                                           108,315           70,364         74,854            81,962
       Class C                                                           141,938           59,866         77,471            29,360
       Class Y                                                            65,546          131,008          5,068             1,239
     Cost of shares redeemed
       Class A                                                       (44,684,450)     (25,369,002)   (21,605,200)       (9,504,648)
       Class B                                                        (1,108,073)        (220,087)    (1,289,392)       (2,345,529)
       Class C                                                        (2,529,979)        (444,892)    (2,278,160)           (8,284)
       Class Y                                                        (2,745,860)        (249,635)           (23)               (6)
------------------------------------------------------------------------------------------------------------------------------------
     Net increase (decrease) from shares transactions                 15,222,885       32,362,295      4,471,083        11,142,232
------------------------------------------------------------------------------------------------------------------------------------
   TOTAL INCREASE (DECREASE) IN NET ASSETS                            14,177,524       32,792,905      4,305,289        12,828,168
NET ASSETS
     Beginning of period                                              64,523,391       31,730,486     44,013,893        31,185,725
------------------------------------------------------------------------------------------------------------------------------------
     End of period                                                  $ 78,700,915     $ 64,523,391    $48,319,182       $44,013,893
------------------------------------------------------------------------------------------------------------------------------------
------------------------------------------------------------------------------------------------------------------------------------
UNDISTRIBUTED (DISTRIBUTION IN EXCESS OF)
    NET INVESTMENTS INCOME, END OF PERIOD                           $     24,172     $     (3,837)   $    50,081       $    50,081



STATEMENTS OF CHANGES                                                                  GE                            GE
IN NET ASSETS                                                                   STRATEGIC                          MONEY
                                                                               INVESTMENT                         MARKET
                                                                                     FUND                           FUND

                                                                      YEAR ENDED       YEAR ENDED      YEAR ENDED      YEAR ENDED
                                                                       SEPTEMBER        SEPTEMBER       SEPTEMBER       SEPTEMBER
                                                                        30, 2003         30, 2002        30, 2003        30, 2002
------------------------------------------------------------------------------------------------------------------------------------
INCREASE (DECREASE) IN NET ASSETS
   OPERATIONS :
     Net investment income (loss)                                   $  3,209,052    $   4,345,374     $  2,441,602  $    4,531,794
     Net realized gain (loss) on investments, futures,
       written options, foreign currency transactions
       and swaps                                                      (2,608,482)        (579,133)             639             --
     Net increase (decrease) in unrealized appreciation/
       (depreciation) on investments, futures, written options,
       and foreign currency translations                              32,339,504      (19,715,194)             --              --
------------------------------------------------------------------------------------------------------------------------------------
     Net increase (decrease) from operations                          32,940,074      (15,948,953)       2,442,241       4,531,794
------------------------------------------------------------------------------------------------------------------------------------
   DISTRIBUTIONS TO SHAREHOLDERS FROM :
     Net investment income
       Class A                                                        (2,122,277)      (2,634,142)      (2,475,351)     (4,476,819)
       Class B                                                          (193,323)        (308,249)             --              --
       Class C                                                           (52,808)         (52,941)             --              --
       Class Y                                                        (1,893,508)      (2,145,969)             --              --
     Net realized gains
       Class A                                                               --        (4,498,507)             --              --
       Class B                                                               --          (799,062)             --              --
       Class C                                                               --          (126,354)             --              --
       Class Y                                                               --        (3,301,797)             --              --
------------------------------------------------------------------------------------------------------------------------------------
   TOTAL DISTRIBUTIONS                                                (4,261,916)     (13,867,021)      (2,475,351)     (4,476,819)
------------------------------------------------------------------------------------------------------------------------------------
Increase (decrease) in net assets from operations
    and distributions                                                 28,678,158      (29,815,974)         (33,110)         54,975
------------------------------------------------------------------------------------------------------------------------------------
   SHARE TRANSACTIONS :
     Proceeds from sale of shares
       Class A                                                        19,010,606       19,510,022      206,333,097     264,335,706
       Class B                                                         4,022,229        2,104,319              --              --
       Class C                                                         2,701,078        1,263,475              --              --
       Class Y                                                        23,798,846       17,821,425              --              --
     Value of distributions reinvested
       Class A                                                         2,036,535        6,926,558        2,398,153       4,308,951
       Class B                                                           179,653        1,052,889              --              --
       Class C                                                            43,273          161,577              --              --
       Class Y                                                         1,893,508        5,447,770              --              --
     Cost of shares redeemed
       Class A                                                       (18,415,218)     (19,477,180)    (194,334,159)   (291,965,407)
       Class B                                                        (4,285,960)      (4,931,008)             --              --
       Class C                                                          (800,204)        (863,015)             --              --
       Class Y                                                       (12,168,949)     (16,078,691)             --              --
------------------------------------------------------------------------------------------------------------------------------------
     Net increase (decrease) from shares transactions                 18,015,397       12,938,141       14,397,091     (23,320,750)
------------------------------------------------------------------------------------------------------------------------------------
   TOTAL INCREASE (DECREASE) IN NET ASSETS                            46,693,555      (16,877,833)      14,363,981     (23,265,775)
NET ASSETS
     Beginning of period                                             192,523,952      209,401,785      255,168,797     278,434,572
------------------------------------------------------------------------------------------------------------------------------------
     End of period                                                  $239,217,507    $ 192,523,952     $269,532,778  $  255,168,797
------------------------------------------------------------------------------------------------------------------------------------
------------------------------------------------------------------------------------------------------------------------------------
UNDISTRIBUTED (DISTRIBUTION IN EXCESS OF)
    NET INVESTMENTS INCOME, END OF PERIOD                           $  2,310,620    $   3,199,847     $     80,668  $      114,417


-------------
See Notes to Financial Statements.



96 & 97

STATEMENTS OF CHANGES                                                             GE                                 GE
IN NET ASSETS  (CONTINUED)                                                     FIXED                         GOVERNMENT
CHANGES IN FUND SHARES                                                        INCOME                         SECURITIES
                                                                                FUND                               FUND

                                                                 YEAR ENDED        YEAR ENDED      YEAR ENDED       YEAR ENDED
                                                                  SEPTEMBER         SEPTEMBER       SEPTEMBER        SEPTEMBER
                                                                   30, 2003          30, 2002        30, 2003         30, 2002
------------------------------------------------------------------------------------------------------------------------------------
CLASS A:

Shares sold                                                      8,343,641         8,154,337      12,076,329        15,168,099
Issued for distribution reinvested                                 467,002           441,451         527,888           607,748
Shares redeemed                                                 (6,982,630)       (7,777,758)    (13,574,338)      (13,370,748)
------------------------------------------------------------------------------------------------------------------------------------
Net increase (decrease) in fund shares                           1,828,013           818,030        (970,121)        2,405,099
------------------------------------------------------------------------------------------------------------------------------------
------------------------------------------------------------------------------------------------------------------------------------
CLASS B:

Shares sold                                                        132,754           118,555         128,702           179,463
Issued for distribution reinvested                                   8,766             7,393          23,893            85,282
Shares redeemed                                                   (117,532)          (73,296)     (1,046,810)       (5,270,923)
------------------------------------------------------------------------------------------------------------------------------------
Net increase (decrease) in fund shares                              23,988            52,652        (894,215)       (5,006,178)
------------------------------------------------------------------------------------------------------------------------------------
------------------------------------------------------------------------------------------------------------------------------------
CLASS C:

Shares sold                                                        225,406           127,129          95,424           314,685
Issued for distribution reinvested                                   6,165             1,890           3,319             1,558
Shares redeemed                                                   (109,806)          (19,451)       (108,728)         (204,019)
------------------------------------------------------------------------------------------------------------------------------------
Net increase (decrease) in fund shares                             121,765           109,568          (9,985)          112,224
------------------------------------------------------------------------------------------------------------------------------------
------------------------------------------------------------------------------------------------------------------------------------
CLASS Y:

Shares sold                                                      4,421,600         3,023,496             --                --
Issued for distribution reinvested                                 352,576           290,497             --                --
Shares redeemed                                                 (2,916,813)       (2,855,410)            --                --
------------------------------------------------------------------------------------------------------------------------------------
Net increase (decrease) in fund shares                           1,857,363           458,583             --                --
------------------------------------------------------------------------------------------------------------------------------------
------------------------------------------------------------------------------------------------------------------------------------



STATEMENTS OF CHANGES                                                                 GE
IN NET ASSETS  (CONTINUED)                                                    SHORT-TERM                              GE
CHANGES IN FUND SHARES                                                        GOVERNMENT                      TAX-EXEMPT
                                                                                    FUND                            FUND

                                                                    YEAR ENDED       YEAR ENDED     YEAR ENDED       YEAR ENDED
                                                                     SEPTEMBER        SEPTEMBER      SEPTEMBER        SEPTEMBER
                                                                      30, 2003         30, 2002       30, 2003         30, 2002
------------------------------------------------------------------------------------------------------------------------------------
CLASS A:

Shares sold                                                         4,426,395        4,099,753       2,135,149       1,485,114
Issued for distribution reinvested                                    154,806          148,042          82,519          78,807
Shares redeemed                                                    (3,691,322)      (2,100,830)     (1,798,429)       (812,337)
------------------------------------------------------------------------------------------------------------------------------------
Net increase (decrease) in fund shares                                889,879        2,146,965         419,239         751,584
------------------------------------------------------------------------------------------------------------------------------------
------------------------------------------------------------------------------------------------------------------------------------
CLASS B:

Shares sold                                                           237,105          211,300          74,924         125,858
Issued for distribution reinvested                                      8,965            5,834           6,217           6,989
Shares redeemed                                                       (91,843)         (18,247)       (107,390)       (199,716)
------------------------------------------------------------------------------------------------------------------------------------
Net increase (decrease) in fund shares                                154,227          198,887         (26,249)        (66,869)
------------------------------------------------------------------------------------------------------------------------------------
------------------------------------------------------------------------------------------------------------------------------------
CLASS C:

Shares sold                                                           577,779          277,322         129,284         264,030
Issued for distribution reinvested                                     11,752            4,960           6,441           2,478
Shares redeemed                                                      (209,353)         (36,769)       (188,736)           (690)
------------------------------------------------------------------------------------------------------------------------------------
Net increase (decrease) in fund shares                                380,178          245,513         (53,011)        265,818
------------------------------------------------------------------------------------------------------------------------------------
------------------------------------------------------------------------------------------------------------------------------------
CLASS Y:

Shares sold                                                            48,836           97,992          19,040               9
Issued for distribution reinvested                                      5,429           10,883             389              93
Shares redeemed                                                      (226,519)         (20,790)             (2)            --
------------------------------------------------------------------------------------------------------------------------------------
Net increase (decrease) in fund shares                               (172,254)          88,085          19,427             102
------------------------------------------------------------------------------------------------------------------------------------
------------------------------------------------------------------------------------------------------------------------------------



STATEMENTS OF CHANGES                                                       GE                            GE
IN NET ASSETS  (CONTINUED)                                           STRATEGIC                          MONEY
CHANGES IN FUND SHARES                                              INVESTMENT                         MARKET
                                                                          FUND                          FUND*

                                                          YEAR ENDED        YEAR ENDED      YEAR ENDED      YEAR ENDED
                                                           SEPTEMBER         SEPTEMBER       SEPTEMBER       SEPTEMBER
                                                            30, 2003          30, 2002        30, 2003        30, 2002
---------------------------------------------------------------------------------------------------------------------------
CLASS A:

Shares sold                                                 917,491           863,286      206,333,097     264,335,706
Issued for distribution reinvested                          100,426           307,208        2,398,153       4,308,951
Shares redeemed                                            (904,492)         (893,728)    (194,334,159)   (291,965,407)
---------------------------------------------------------------------------------------------------------------------------
Net increase (decrease) in fund shares                      113,425           276,766       14,397,091     (23,320,750)
---------------------------------------------------------------------------------------------------------------------------
---------------------------------------------------------------------------------------------------------------------------
CLASS B:

Shares sold                                                 194,140            98,901              --              --
Issued for distribution reinvested                            9,087            47,924              --              --
Shares redeemed                                            (212,952)         (231,729)             --              --
---------------------------------------------------------------------------------------------------------------------------
Net increase (decrease) in fund shares                       (9,725)          (84,904)             --              --
---------------------------------------------------------------------------------------------------------------------------
---------------------------------------------------------------------------------------------------------------------------
CLASS C:

Shares sold                                                 133,566            60,195              --              --
Issued for distribution reinvested                            2,225             7,449              --              --
Shares redeemed                                             (40,389)          (40,569)             --              --
---------------------------------------------------------------------------------------------------------------------------
Net increase (decrease) in fund shares                       95,402            27,075              --              --
---------------------------------------------------------------------------------------------------------------------------
---------------------------------------------------------------------------------------------------------------------------
CLASS Y:

Shares sold                                               1,092,546           821,598              --              --
Issued for distribution reinvested                           93,369           241,479              --              --
Shares redeemed                                            (579,164)         (739,089)             --              --
---------------------------------------------------------------------------------------------------------------------------
Net increase (decrease) in fund shares                      606,751           323,988              --              --
---------------------------------------------------------------------------------------------------------------------------
---------------------------------------------------------------------------------------------------------------------------



-------------
See Notes to Financial Statements.


98 & 99

                                NOTES TO FINANCIAL STATEMENTS SEPTEMBER 30, 2003
--------------------------------------------------------------------------------


1. ORGANIZATION OF THE FUNDS

GE Funds (the "Trust") is registered under the Investment Company Act of 1940, as amended, (the "1940 Act") as an open-end management investment company. The Trust was organized as a Massachusetts business trust on August 10, 1992, and is authorized to issue an unlimited number of shares. It is comprised of fifteen investment portfolios (each a "Fund" and collectively the "Funds"), although only the following thirteen are currently being offered: GE U.S. Equity Fund, GE Small-Cap Value Equity Fund, GE Global Equity Fund, GE Value Equity Fund, GE International Equity Fund, GE Premier Growth Equity Fund, GE Premier Value Equity Fund, GE Fixed Income Fund, GE Government Securities Fund, GE Short-Term Government Fund, GE Tax-Exempt Fund, GE Strategic Investment Fund and GE Money Market Fund. The Funds (except GE Money Market Fund) are presently authorized to issue four classes of shares. As of September 30, 2003, each Fund had four share classes active, except for GE Government Securities Fund, which had only three classes active and GE Money Market Fund, which had only one active class.



Maximum Sales Load Imposed on Purchases of Class A Shares (as a percentage of offering price):

5.75%                                          4.25%                                      2.50%
------------------------------------------------------------------------------------------------------------------------------------

GE U.S. Equity Fund                            GE Fixed Income Fund                       GE Short-Term Government Fund

GE Value Equity Fund                           GE Government Securities Fund

GE Small-Cap Value Equity Fund                 GE Tax-Exempt Fund

GE Global Equity Fund

GE International Equity Fund

GE Premier Growth Equity Fund

GE Premier Value Equity Fund

GE Strategic Investment Fund

There is no front-end sales load imposed on individual purchases of Class A shares of $1 million or more. The front-end sales charge is also waived in other instances as described in the Funds' prospectus.


Maximum Contingent Deferred Sales Charges imposed on redemptions of Class B shares (as a percentage of redemption proceeds) within the first year are:

4.00%                                                    3.00%
------------------------------------------------------------------------------------------------------------------
GE U.S. Equity Fund                                      GE Fixed Income Fund

GE Value Equity Fund                                     GE Government Securities Fund

GE Small-Cap Value Equity Fund                           GE Short-Term Government Fund

GE Global Equity Fund                                    GE Tax-Exempt Fund

GE International Equity Fund

GE Premier Growth Equity Fund

GE Premier Value Equity Fund

GE Strategic Investment Fund

                                NOTES TO FINANCIAL STATEMENTS SEPTEMBER 30, 2003
--------------------------------------------------------------------------------


Except as described in the next paragraph, the maximum contingent deferred sales charge for Class B redemptions for all Funds are as follows: within the second year - 3.00%; within the third year - 2.00%; within the fourth year - 1.00% and within the fifth year and thereafter - 0.00%.

The maximum contingent deferred sales charge imposed on Class C (level load) redemptions for all Funds is 1.00% within the first year of purchase and 0.00% thereafter.

The following purchases of Class A shares at net asset value are subject to a 1.00% contingent deferred sales charge if redeemed within one year of purchase:
(1) purchases of $1 million or more or (2) purchases made through an authorized Firm with proceeds from the redemption of shares of third party mutual funds on which the investor paid an initial sales charge and made within 30 days of the redemption from the third party fund.

No front-end or contingent deferred sales charges are assessed by the Trust with respect to shares of GE Money Market Fund.


2.  SUMMARY OF SIGNIFICANT
    ACCOUNTING POLICIES

The preparation of financial statements in conformity with accounting principles generally accepted in the United States of America requires management to make estimates and assumptions at the date of the financial statements. Actual results may differ from those estimates.

The following summarizes the significant accounting policies of the Trust:

SECURITY VALUATION AND TRANSACTIONS Securities for which exchange quotations are readily available are valued at the last sale price, or if no sales occurred on that day, at the last quoted bid price. Securities listed on the NASDAQ will be valued at the NASDAQ's official close price. Certain fixed income securities are valued by a dealer or by a pricing service based upon a matrix system, which considers market transactions as well as dealer supplied valuations. Short-term investments maturing within sixty days are valued at amortized cost or original cost plus accrued interest, both of which approximate current value. Fund positions that cannot be valued as set forth above are valued at fair value determined in good faith under procedures approved by the Board of Trustees of the Funds.

In accordance with Rule 2a-7 of the 1940 Act, GE Money Market Fund values securities initially at cost and, thereafter, securities are assumed to have a constant amortization to maturity of any discount or premium. Amortized cost approximates fair value.

Security transactions are accounted for as of the trade date. Realized gains and losses on investments sold are recorded on the basis of identified cost for both financial statement and federal tax purposes.

Each Fund's income, expenses (other than distribution fees) and realized and unrealized gains and losses are allocated proportionally each day among the classes based upon the relative net assets of each class.

REPURCHASE AGREEMENTS Each of the Funds may enter into repurchase agreements. The Funds' custodian takes possession of the collateral pledged for investments in repurchase agreements on behalf of the Funds. The Funds value the underlying collateral daily on a mark-to-market basis to determine that the value, including accrued interest, is at least equal to 102% of the repurchase price. In the event the seller defaults and the value of the security declines, or if the seller enters an insolvency proceeding, realization of the collateral by the Funds may be delayed or limited.

SECURITY LENDING Each of the Funds may loan securities to brokers, dealers, and financial institutions determined by GE Asset Management Incorporated ("GEAM") to be creditworthy, subject to certain limitations. The Funds continue to receive the interest and dividends on the loaned securities during the term of the loan. The loans of securities are secured by collateral in the form of cash or other liquid assets, which are segregated and maintained with the custodian in an amount at least equal to 102% of the current market value of the loaned securities. During the term of the loan, the Funds will record any gain or loss in the market value of its loaned securities and of securities in which cash collateral is invested. A Fund will also earn interest, net of any rebate, from securities in which cash collateral is invested. In the event the counterparty (borrower) does not meet its contracted obligation to return the securities, the Funds may be exposed to the risk of loss of reacquiring the loaned securities at prevailing market prices using the proceeds of the sale of the collateral.

                                NOTES TO FINANCIAL STATEMENTS SEPTEMBER 30, 2003
--------------------------------------------------------------------------------


FOREIGN CURRENCY Accounting records of the Funds are maintained in U.S. dollars. Investment securities and other assets and liabilities denominated in a foreign currency are translated to U.S. dollars at the prevailing rates of exchange at year end. Purchases and sales of securities, income receipts and expense payments denominated in foreign currencies are translated into U.S. dollars at the prevailing exchange rate on the respective dates of such transactions.

The Funds do not isolate the portion of the results of operations resulting from changes in foreign exchange rates from the fluctuations arising from changes in market prices of securities during the year. Such fluctuations are included in net realized or unrealized gain or loss from investments. Net realized gains or losses on foreign currency transactions represent net gains or losses on sales and maturities of foreign currency contracts, disposition of foreign currencies, the difference between the amount of net investment income and withholding taxes accrued and the U.S. dollar amount actually received or paid, and gains or losses between the trade and settlement date on purchases and sales of securities. Net unrealized foreign exchange gains and losses arising from changes in the value of other assets and liabilities as a result of changes in foreign exchange rates are included as increases or decreases in unrealized appreciation/depreciation on foreign currency related transactions.

FUTURES CONTRACTS Certain Funds may invest in interest rate, financial and stock or bond index futures contracts subject to certain limitations. The Funds may invest in futures contracts to manage their exposure to the stock and bond markets and fluctuations in currency values. Buying futures tends to increase a Fund's exposure to the underlying instrument while selling futures tends to decrease a Fund's exposure to the underlying instrument, or hedge other Fund investments. A Fund will not enter into a transaction involving futures for speculative purposes. A Fund's risks in using these contracts include changes in the value of the underlying instruments, non-performance of the counterparties under the contracts' terms and changes in the liquidity of the secondary market for the contracts. Futures contracts are valued at the settlement price established each day by the board of trade or exchange on which they principally trade.

Upon entering into a financial futures contract, the Funds are required to pledge to the broker an amount of cash and/or other assets equal to a certain percentage of the contract amount, known as initial margin deposit. Subsequent payments, known as variation margins, are made or received by the Funds each day, depending on the daily fluctuation in the fair value of the underlying security. The Funds record an unrealized gain or loss equal to the daily variation margin. Should market conditions move unexpectedly, the Fund may not achieve the anticipated benefits of the futures contracts and may incur a loss. The Funds recognize a realized gain or loss on the expiration or closing of a futures contract.

OPTIONS Certain Funds may purchase and write options, subject to certain limitations. The Funds may invest in options contracts to manage their exposure to the stock and bond markets and fluctuations in foreign currency values. Writing puts and buying calls tend to increase a Fund's exposure to the underlying instrument while buying puts and writing calls tend to decrease a Fund's exposure to the underlying instrument, or hedge other Fund investments. A Fund will not enter into a transaction involving options for speculative purposes. A Fund's risks in using these contracts include changes in the value of the underlying instruments, non-performance of the counterparties under the contracts' terms and changes in the liquidity of the secondary market for the contracts. Options are valued at the last sale price, or if no sales occurred on that day, at the last quoted bid price.

When a Fund writes an option, the amount of the premium received is recorded as a liability and is subsequently adjusted to the current fair value of the option written. Premiums received from writing options that expire unexercised are treated by the Funds on the expiration date as realized gains from investments. The difference between the premium and the amount paid on effecting a closing purchase transaction, including brokerage commissions, is also treated as a realized gain, or if the premium is less than the amount paid for the closing purchase, as a realized loss. When an option is exercised, the proceeds from the sale of the underlying security or the cost basis of the securities purchased is adjusted by the original premium received or paid.

SWAP CONTRACTS As part of their investment strategies, certain Funds may invest in swap agreements which are agreements to exchange the return generated by one instrument for the return generated by another instrument. Total return swap agreements involve commitments to pay interest in exchange for a market linked return based upon a notional principal amount. To the extent the total return of the

                                NOTES TO FINANCIAL STATEMENTS SEPTEMBER 30, 2003
--------------------------------------------------------------------------------


security or index underlying the agreement exceeds or falls short of the offsetting interest rate obligation, the Funds will receive a payment from or make a payment to the counterparty. Swaps are marked to market daily based upon the underlying security or index. Payments received or made are recorded as realized gain or loss in the Statement of Operations. Entering into swap agreements involves, to varying degrees, elements of credit and market risk in excess of the amounts recognized on the Statement of Assets and Liabilities. Such risks involve the possibility that there will be no liquid market for these agreements, that the counterparty to the agreements may default on its obligation to perform and that there may be unfavorable changes in the value of the index or securities underlying the agreement. Notional principal amounts are used to express the extent of involvement in these transactions, but the amounts potentially subject to credit risk are much smaller.

WHEN-ISSUED SECURITIES AND FORWARD COMMITMENTS Each of the Funds may purchase or sell securities on a when-issued or forward commitment basis. These transactions are arrangements in which the Funds purchase and sell securities with payment and delivery scheduled a month or more after entering into the transactions. The price of the underlying securities and the date when these securities will be delivered and paid for are fixed at the time the transaction is negotiated. Losses may arise due to changes in the market value of the underlying securities or if the counterparty does not perform under the contract. In connection with such purchases, the Funds maintain cash or liquid assets in an amount equal to purchase commitments for such underlying securities until settlement date and for sales commitments the Funds maintain equivalent deliverable securities as "cover" for the transaction. Unsettled commitments are valued at current market value of the underlying security. Daily fluctuations in the value of such contracts are recorded as unrealized gains or losses. The Funds will not enter into such commitments for the purpose of investment leverage.

FORWARD FOREIGN CURRENCY EXCHANGE CONTRACTS Certain Funds may enter into forward foreign currency exchange contracts to facilitate transactions in foreign denominated securities and to manage the Fund's currency exposure. Forward foreign currency exchange contracts are valued at the mean between the bid and the offered forward rates as last quoted by a recognized dealer. The aggregate principal amounts of the contracts are not recorded in the Fund's financial statements. Such amounts appear under the caption forward foreign currency contracts in the Schedule of Investments. Fluctuations in the value of the contracts are recorded in the Statement of Assets and Liabilities as an asset (or liability) and in the Statement of Operations as unrealized appreciation (depreciation) until the contracts are closed, when they are recorded as realized gains or losses on foreign currency related transactions. The Fund's risks in using these contracts include changes in the value of foreign currency or the possibility that the counterparties do not perform under the contracts' terms. When a Fund enters into a forward foreign currency exchange contract, it is required to segregate cash or liquid securities with its custodian in an amount equal to the value of the Fund's total assets committed to the consummation of the forward contract. If the value of the segregated securities declines, additional cash or securities is segregated so that the value of the account will equal the amount of the Fund's commitment with respect to the contract.

INVESTMENTS IN FOREIGN MARKETS Investments in foreign markets may involve special risks and considerations not typically associated with investing in the United States. These risks include revaluation of currencies, high rates of inflation, restrictions on repatriation of income and capital, and adverse political and economic developments. Moreover, securities issued in these markets may be less liquid, subject to government ownership controls, tariffs and taxes, subject to delays in settlements, and their prices may be more volatile.

The Funds may be subject to capital gains and repatriation taxes imposed by certain countries in which they invest. Such taxes are generally based on income and/or capital gains earned or repatriated. Taxes are accrued based upon net investment income, net realized gains and net unrealized appreciation as income and/or capital gains are earned.

INCOME TAXES The Funds intend to comply with all sections of the Internal Revenue Code applicable to regulated investment companies including the distribution of substantially all of their taxable net investment income and net realized capital gains to their shareholders. Therefore, no provision for federal income tax has been made. Each Fund is treated as a separate taxpayer for federal income tax purposes.

                                NOTES TO FINANCIAL STATEMENTS SEPTEMBER 30, 2003
--------------------------------------------------------------------------------


At September 30, 2003, information on the tax components of capital is as follows:

                                                                                                             Net Tax Unrealized
                                           Cost of                Gross Tax             Gross Tax               Appreciation/
                                        Investments for          Unrealized            Unrealized              (Depreciation)
                                         Tax Purposes           Appreciation          Depreciation             on Investments
------------------------------------------------------------------------------------------------------------------------------------
GE U.S. Equity Fund                       $683,399,990          $53,996,976           $(52,421,228)            $  1,575,748
GE Value Equity Fund                        69,759,815            6,164,440             (6,010,183)                 154,257
GE Small-Cap Value Equity Fund             106,531,050           11,434,378             (3,906,973)               7,527,405
GE Global Equity Fund                       49,229,022            2,983,618             (3,380,538)                (396,920)
GE International Equity Fund                61,180,807            5,258,515             (4,616,171)                 642,344
GE Premier Growth Equity Fund              434,063,330           29,788,941            (27,620,205)               2,168,736
GE Premier Value Equity Fund                18,003,842            1,168,606             (1,229,998)                 (61,392)
GE Fixed Income Fund                       354,822,685            7,512,813               (844,031)               6,668,782
GE Government Securities Fund              260,350,522            6,318,323               (251,750)               6,066,573
GE Short-Term Government Fund               94,699,919              577,111               (704,063)                (126,952)
GE Tax-Exempt Fund                          44,962,484            2,895,159                (27,858)               2,867,301
GE Strategic Investment Fund               250,312,984           18,525,484             (8,218,514)              10,306,970
GE Money Market Fund                       269,795,622                  --                      --                       --


                                            Net Tax
                                         Appreciation/
                                        (Depreciation)          Undistributed         Undistributed
                                        on Derivatives,       Ordinary Income/      Long-Term Gains/           Post October
                                      Currency and Other        (Accumulated          (Accumulated                Losses
                                          Net Assets           Ordinary Loss)         Capital Loss)         (see Details Below)
------------------------------------------------------------------------------------------------------------------------------------
GE U.S. Equity Fund                         $    --             $3,548,169            $(31,020,622)           $(13,963,090)
GE Value Equity Fund                            --                 300,092                (726,003)               (702,027)
GE Small-Cap Value Equity Fund                  --                      --                (575,665)             (3,519,580)
GE Global Equity Fund                        (1,609)               120,349              (8,889,056)             (4,141,864)
GE International Equity Fund                    186                409,962             (15,416,353)             (5,574,934)
GE Premier Growth Equity Fund                   --                      --             (16,631,523)             (5,412,693)
GE Premier Value Equity Fund                     --                154,424                (880,686)               (723,385)
GE Fixed Income Fund                         (5,228)             1,874,486               1,814,571                      --
GE Government Securities Fund                   --                (176,666)            (15,679,124)                     --
GE Short-Term Government Fund                   --                 144,411                 387,561                      --
GE Tax-Exempt Fund                              --                  39,171                (862,771)                (56,245)
GE Strategic Investment Fund                  2,122              2,293,149              (2,522,780)             (1,596,000)
GE Money Market Fund                            --                  80,667                  (5,809)                     --

                                NOTES TO FINANCIAL STATEMENTS SEPTEMBER 30, 2003
--------------------------------------------------------------------------------


As of September 30, 2003, the following Funds have capital loss carryovers as indicated below. The capital loss carryover of the GE Tax-Exempt Fund includes a capital loss carryover of $42,651 acquired as a result of the reorganization with the Investors Trust Tax Free Fund. The capital loss carryover is available to offset future realized capital gains to the extent provided in the Internal Revenue Code and regulations thereunder. To the extent that these carryover losses are used to offset future capital gains, it is probable that the gains so offset will not be distributed to shareholders because they would be taxable as ordinary income.

Fund                                                                   Amount                          Expires
------------------------------------------------------------------------------------------------------------------------------------
GE U.S. Equity Fund                                              $   3,656,316                        09/30/10
                                                                    27,364,306                        09/30/11

GE Value Equity Fund                                                   117,753                        09/30/10
                                                                       608,250                        09/30/11

GE Small-Cap Value Equity Fund                                         289,315                        09/30/10
                                                                       286,350                        09/30/11

GE Global Equity Fund                                                2,791,977                        09/30/10
                                                                     6,097,079                        09/30/11

GE International Equity Fund                                         3,826,285                        09/30/10
                                                                    11,590,068                        09/30/11

GE Premier Growth Equity Fund                                       16,631,523                        09/30/11

GE Premier Value Equity Fund                                            69,154                        09/30/10
                                                                       811,532                        09/30/11

GE Government Securities Fund                                        1,748,819                        09/30/04
                                                                    13,930,305                        09/30/08

GE Tax-Exempt Fund                                                     305,442                        09/30/04
                                                                       437,039                        09/30/08
                                                                       115,020                        09/30/09
                                                                         5,270                        09/30/11

GE Strategic Investment Fund                                         2,522,780                        09/30/11

GE Money Market Fund                                                     5,688                        09/30/05
                                                                           120                        09/30/10

Any net capital and currency losses incurred after October 31, within each Fund's tax year, are deemed to arise on the first day of the Fund's next tax year if the Fund so elects to defer such losses. The Funds elected to defer losses incurred after October 31, 2002 as follows:

Fund                                                                  Currency                         Capital
------------------------------------------------------------------------------------------------------------------------------------
GE U.S. Equity Fund                                                  $     --                        $13,963,090

GE Value Equity Fund                                                       90                            701,937

GE Small-Cap Value Equity Fund                                             --                          3,519,580

GE Global Equity Fund                                                      --                          4,141,864

GE International Equity Fund                                           22,850                          5,552,084

GE Premier Growth Equity Fund                                              --                          5,412,693

GE Premier Value Equity Fund                                              --                             723,385

GE Tax-Exempt Fund                                                        --                              56,245

GE Strategic Investment Fund                                            4,407                          1,591,592

                                NOTES TO FINANCIAL STATEMENTS SEPTEMBER 30, 2003
--------------------------------------------------------------------------------


The tax composition of distributions paid during the years ended September 30, 2003 and September 30, 2002 were as follows:

                                              Year ended September 30, 2003                  Year ended September 30, 2002
                                        ---------------------------------------------- ---------------------------------------------
                                          Exempt        Ordinary        Long-Term       Exempt         Ordinary       Long-Term
                                         Interest        Income       Capital Gains    Interest         Income      Capital Gains
                                        ---------     -------------  --------------- ------------- --------------  ---------------
GE U.S. Equity Fund                  $          --    $  5,426,935    $       --     $        --    $  3,015,675     $5,879,806
GE Value Equity Fund                            --         515,935            --              --         130,002        288,873
GE Small-Cap Value Equity Fund                  --              --            --              --       6,212,189      1,934,445
GE Global Equity Fund                           --         211,939            --              --         290,235             --
GE International Equity Fund                    --         399,415            --              --         531,946             --
GE Premier Growth Equity Fund                   --              --            --              --              --      6,174,078
GE Premier Value Equity Fund                    --         238,823            --              --         139,327         13,511
GE Fixed Income Fund                            --      11,195,887       177,376              --      10,026,537             --
GE Government Securities Fund                   --       7,159,920            --              --       9,294,705             --
GE Short-Term Government Fund                   --       2,399,471        37,482              --       2,220,274        132,805
GE Tax-Exempt Fund                       1,617,618          27,676            --       1,371,119          44,076             --
GE Strategic Investment Fund                    --       4,261,916            --              --       5,611,504      8,255,517
GE Money Market Fund                            --       2,475,351            --              --       4,476,819             --

DISTRIBUTIONS TO SHAREHOLDERS GE Fixed Income Fund, GE Government Securities Fund, GE Short-Term Government Fund, GE Tax-Exempt Fund, and GE Money Market Fund declare investment income dividends daily and pay them monthly. All other Funds declare and pay dividends from investment income annually. All Funds declare and pay net realized capital gains in excess of capital loss carryforwards distributions annually. The character of income and gains to be distributed is determined in accordance with income tax regulations which may differ from generally accepted accounting principles. These differences include (but are not limited to) swaps, treatment of realized and unrealized gains and losses on forward foreign currency contracts, paydown gains and losses on mortgage-backed securities, and losses deferred due to wash sale transactions. Reclassifications are made to the Funds' capital accounts to reflect income and gains available for distribution (or available capital loss carryovers) under income tax regulations. These reclassifications have no impact on net investment income, realized gains or losses, or net asset value of the Funds. The calculation of net investment income per share in the Financial Highlights table excludes these adjustments.

INVESTMENT INCOME Corporate actions (including cash dividends) are recorded on the ex-dividend date, net of applicable withholding taxes, except for certain foreign corporate actions which are recorded as soon after ex-dividend date as such information becomes available. Interest income is recorded on the accrual basis. All discounts and premiums on taxable bonds and tax-exempt bonds are accreted to call or maturity date, whichever is shorter, using the effective yield method. For tax-exempt bonds purchased on or after May 1, 1993, both market discount and original issue discount are amortized.

EXPENSES Fund specific expenses are allocated to the Fund that incurs such expense and pro rata across share classes. Expenses, other than those incurred by a specific Fund, are allocated pro rata among Funds and share classes. Such expenses may include custodial fees, legal and accounting fees, printing costs and registration fees. All expenses of the Funds are paid by GEAM and reimbursed by the Funds.

                                NOTES TO FINANCIAL STATEMENTS SEPTEMBER 30, 2003
--------------------------------------------------------------------------------


3. LINE OF CREDIT

Effective December 18, 2002, and expiring December 17, 2003, the Trust shares a revolving credit facility of up to $50 million with a number of its affiliates. The credit facility is with its custodian bank, State Street Bank and Trust Company. The revolving credit facility requires the payment of a commitment fee equal to 0.09% per annum on the daily unused portion of the credit facility, payable quarterly. The portion borne by the Funds generally is borne proportionally based upon net assets. Generally, borrowings under the credit facility would accrue interest at the Federal Funds Rate plus 50 basis points and would be borne by the borrowing Fund. The maximum amount allowed to be borrowed by any one Fund is the lesser of its prospectus limitation, 20% of its net assets, or $50 million. The credit facility was not utilized by the Trust during the year ended September 30, 2003.


4.   FEES AND COMPENSATION PAID TO AFFILIATES

ADVISORY AND ADMINISTRATION AND OTHER OPERATING FEES Compensation of GEAM, a wholly-owned subsidiary of General Electric Company, for investment advisory and administrative services is paid monthly based on the average daily net assets of each Fund. GEAM agreed in writing to limit other operating expenses (exclusive of advisory, administration and distribution fees) of each class of certain funds on an annualized basis to the levels stated in the schedule below through January 28, 2003, which was extended until March 31, 2003. Had these fees and expenses not been absorbed, the returns (and/or yields) would have been lower. Effective April 1, 2003, GEAM agreed in writing to new limits on other operating expenses (exclusive of advisory, administrative and distribution fees) of each class of certain funds on an annualized basis to the levels stated in the schedule below through March 31, 2004. These agreements may be renewed or discontinued without notice in the future.

                                                       Annualized based on average daily net assets
                                            -------------------------------------------------------------------------------
                                                Advisory and                                    Other
                                             Administration Fees                      Operating Expense Limits*
                                            -------------------------------------------------------------------------------
                                                                                     Through              From
                                                                                 March 31, 2003       April 1, 2003
                                                                                 ---------------     --------------
GE U.S. Equity Fund                                 .40%                             .25%                 .30%

GE Value Equity Fund                                .55%                             .30%                 .40%

GE Small-Cap Value Equity Fund                      .70%                             .20%                 .39%

GE Global Equity Fund                               .75%                             .35%                 .71%

GE International Equity Fund                        .80%                             .30%                 .70%

GE Premier Growth Equity Fund                       .60%                             .30%                 .30%

GE Premier Value Equity Fund                        .60%                             .25%                 .39%

GE Fixed Income Fund                                .35%                             .20%                 .20%

GE Government Securities Fund                       .40%                             .20%                 .30%

GE Short-Term Government Fund                       .30%                             .15%                 .20%

GE Tax-Exempt Fund                                  .35%                             .25%                 .27%

GE Strategic Investment Fund                        .35%                             .30%                 .35%

GE Money Market Fund                                .25%                             .25%                 .25%

* OTHER OPERATING EXPENSES, AFTER REIMBURSEMENT (IF ANY), WILL NOT EXCEED THE LIMITS SHOWN IN THE TABLE ABOVE
  FOR THE PERIOD ENDING MARCH 31, 2004. ACTUAL EXPENSES DURING THAT PERIOD MAY BE LESS THAN THAT SHOWN.

                                NOTES TO FINANCIAL STATEMENTS SEPTEMBER 30, 2003
--------------------------------------------------------------------------------


GEAM is entitled to seek reimbursement of operating expenses absorbed by GEAM, up to 5 years from the date the expenses were incurred (as long as these reimbursements do not cause the Fund's expenses to exceed the limit). As of September 30, 2003 the following Funds have expenses eligible for reimbursement as detailed below:

                                           Expenses                                                        Total Remaining
                                         Eligible for               Expenses              Expenses       Expenses Eligible
                                         Recoupment -               Waived -             Recouped -       for Recoupment -
Fund                                      Prior Years             Current Year          Current Year     September 30, 2003
------------------------------------------------------------------------------------------------------------------------------------
GE U.S. Equity Fund                       $  59,617              $      --                $59,617        $         --
GE Value Equity Fund                          4,740                  34,289                 1,909               37,120
GE Small-Cap Value Equity Fund               33,351                   1,020                 3,641               30,730
GE Global Equity Fund                         6,417                  30,277                 2,054               34,640
GE International Equity Fund                 23,337                   2,377                25,714                   --
GE Premier Growth Equity Fund                37,579                  14,734                12,263               40,050
GE Premier Value Equity Fund                 26,571                  37,517                   --                64,088
GE Fixed Income Fund                         51,778                   1,500                53,278                  --
GE Government Securities Fund               128,937                   4,196                38,481               94,652
GE Short-Term Government Fund                73,244                  53,372                   --               126,616
GE Tax-Exempt Fund                           11,993                   4,330                 1,581               14,742
GE Money Market Fund                         26,362                     --                  2,559               23,803

The expenses eligible for recoupment at September 30, 2003 are set to expire as follows:

Funds                                                                        Amount                             Expires
------------------------------------------------------------------------------------------------------------------------------------
GE Value Equity Fund                                                       $  2,831                              2006
                                                                             34,289                              2008

GE Small-Cap Value Equity Fund                                               12,547                              2006
                                                                             17,163                              2007
                                                                              1,020                              2008

GE Global Equity Fund                                                         4,363                              2006
                                                                             30,277                              2008

GE Premier Growth Equity Fund                                                25,316                              2006
                                                                             14,734                              2008

GE Premier Value Equity Fund                                                  3,975                              2006
                                                                             22,596                              2007
                                                                             37,517                              2008

GE Government Securities Fund                                                90,456                              2006
                                                                              4,196                              2008

GE Short-Term Government Fund                                                34,137                              2006
                                                                             39,107                              2007
                                                                             53,372                              2008

GE Tax-Exempt Fund                                                            4,376                              2006
                                                                              6,036                              2007
                                                                              4,330                              2008

GE Money Market Fund                                                         23,803                              2006

                                NOTES TO FINANCIAL STATEMENTS SEPTEMBER 30, 2003
--------------------------------------------------------------------------------


The Funds paid the following fees to GEAM for advisory and administrative services for the year ended September 30, 2003:

                                                                                                      Advisory and
Fund                                                                                               Administrative Fees
------------------------------------------------------------------------------------------------------------------------------------
GE U.S. Equity Fund                                                                                   $2,366,962

GE Value Equity Fund                                                                                     367,730

GE Small-Cap Value Equity Fund                                                                           237,179

GE Global Equity Fund                                                                                    309,455

GE International Equity Fund                                                                             448,284

GE Premier Growth Equity Fund                                                                          1,770,318

GE Premier Value Equity Fund                                                                              92,195

GE Fixed Income Fund                                                                                     943,595

GE Government Securities Fund                                                                            864,221

GE Short-Term Government Fund                                                                            220,759

GE Tax Exempt Fund                                                                                       165,351

GE Strategic Investment Fund                                                                             738,497

GE Money Market Fund                                                                                     647,060


Effective January 1, 2002, GECIS (General Electric Capital International Services, an indirectly owned subsidiary of General Electric Company) began performing certain accounting and certain administration services not provided by GEAM. For the year ended September 30, 2003, $34,469 was charged to the Funds and was allocated pro rata across funds and share classes based upon relative net assets. Administrative services not performed by GEAM or GECIS were provided by an unaffiliated service provider.

DISTRIBUTION AND SHAREHOLDER SERVICING FEES
The Funds have adopted a Shareholder Servicing and Distribution Plan ("the Plan") pursuant to Rule 12b-1 under the 1940 Act with respect to each Fund except the GE Money Market Fund. Each Fund pays GE Investment Distributors, Inc. ("GEID"), a wholly-owned subsidiary of GE Financial Assurance Holdings, Inc. (an indirect wholly-owned subsidiary of General Electric Company) and the Funds' principal underwriter, a monthly fee for distribution and/or shareholder services provided, at an annual rate of the average daily net assets attributable to each applicable class of shares. The annual rates applicable are 0.25% for Class A shares, 1.00% for Class B shares and 1.00% for Class C (level load) shares. Currently, Class Y shares are not subject to a 12b-1 fee. Prior to September 18, 1999, the annual rates applicable were .50% for Class A shares, 1.00% for Class B shares (except GE Short-Term Government Fund which was .85%) and .25% for Class C shares (see Note 8 for additional information).

GEID has agreed that once Class B shares automatically convert to Class A shares, six years after the date of purchase (eight years in the case of shares acquired or exchanged from shares of Investors Trust Funds), such shareholders will become subject to the .25% distribution and/or shareholder services fees attributable to Class A shares.

TRUSTEES COMPENSATION The Funds pay no compensation to their Trustees who are officers or employees of GEAM or its affiliates. Trustees who are not such officers or employees also serve in a similar capacity for other Funds advised by GEAM. Compensation paid to unaffiliated Trustees is reflected on the Statement of Operations. These fees are allocated pro rata across funds and share classes served by the Trustees and are based upon the relative net assets of each Fund.

                                NOTES TO FINANCIAL STATEMENTS SEPTEMBER 30, 2003
--------------------------------------------------------------------------------


SECURITIES LENDING PROGRAM GEAM administers the security lending program for the following funds: GE Fixed Income Fund, GE Government Securities Fund, and GE Short-Term Government Fund. The security lending fee is based on the number and duration of lending transactions. State Street Global Securities Lending acts as the lending agent for all other funds participating in the securities lending program.

For the year ended September 30, 2003, the GE Fixed Income Fund, GE Government Securities Fund and GE Short-Term Government Fund paid $301,373, $494,132 and $168,356 respectively to GEAM.

OTHER For the year ended September 30, 2003, GEID acting as underwriter received net commissions of $524,251 from the sale of Class A shares and $233,006 in contingent deferred sales charges from redemptions of Class A, Class B and Class C shares.


5.   SUB-ADVISORY FEES

Pursuant to an investment sub-advisory agreement with GEAM, Palisade Capital Management, LLC ("Palisade") is the Sub-Adviser to the GE Small-Cap Value Equity Fund. Palisade is responsible for the day-to-day portfolio management of the assets of the fund, including the responsibility for making decisions to buy, sell or hold a particular security, under the general supervision of GEAM and the Board of Trustees.

For their services, GEAM pays Palisade a monthly sub-advisory fee, which is calculated as a percentage of the average daily net assets of the Fund.




6.   INVESTMENT TRANSACTIONS

PURCHASES AND SALES OF SECURITIES The cost of purchases and the proceeds from sales of investments, other than short-term securities and options, for the year ended September 30, 2003, were as follows:

                                                                      Purchases                                    Sales
------------------------------------------------------------------------------------------------------------------------------------
GE U.S. Equity Fund                                                   $183,509,206                             $148,698,219

GE Value Equity Fund                                                    18,716,121                               24,429,145

GE Small-Cap Value Equity Fund                                         117,933,657                               97,677,923

GE Global Equity Fund                                                   24,631,632                               25,879,905

GE International Equity Fund                                            40,025,035                               31,945,499

GE Premier Growth Equity Fund                                          179,394,072                               48,877,867

GE Premier Value Equity Fund                                            11,979,482                               10,123,978

GE Fixed Income Fund                                                 1,209,407,004                            1,130,026,854

GE Government Securities Fund                                          348,769,153                              361,817,116

GE Short-Term Government Fund                                          109,402,289                               79,634,481

GE Tax-Exempt Fund                                                      19,040,237                               13,632,284

GE Strategic Investment Fund                                           301,464,280                              275,413,783

                                NOTES TO FINANCIAL STATEMENTS SEPTEMBER 30, 2003
--------------------------------------------------------------------------------


OPTIONS During the year ended September 30, 2003, the following option contracts were written:

                                        GE Small-Cap Value Equity       GE Government Securities      GE Strategic Investment
                                      -----------------------------   ----------------------------  --------------------------------
                                           Number                         Number                         Number
                                        of Contracts       Premium      of Contracts       Premium    of Contracts      Premium
------------------------------------------------------------------------------------------------------------------------------------
Balance as of September 30, 2002             --        $       --            --          $      --          --          $    --

Written                                     703           155,943            35             36,518           1            5,217

Closed and Expired                         (703)         (155,943)          (35)           (36,518)         (1)          (5,217)

------------------------------------------------------------------------------------------------------------------------------------
Balance as of September 30, 2003             --        $       --            --          $      --          --          $    --
------------------------------------------------------------------------------------------------------------------------------------


SWAP AGREEMENTS Open swap transactions held by the Funds consisted of the following as of September 30, 2003:

GE FIXED INCOME FUND                                                                                           Notional Amount
------------------------------------------------------------------------------------------------------------------------------------

Total Return Swap with Morgan Stanley Capital Services Inc. on the investment grade portion of the Lehman Brothers CMBS Index. Fund receives/pays the positive/negative return on the Index and pays one month LIBOR minus 40 basis points monthly,
expires February 28, 2004.                                                                                         $4,000,000


GE STRATEGIC INVESTMENT FUND                                                                                   Notional Amount
------------------------------------------------------------------------------------------------------------------------------------

Total Return Swap with Morgan Stanley Capital Services Inc. on the investment grade portion of the Lehman Brothers CMBS Index. Fund receives/pays the positive/negative return on the Index and pays one month LIBOR minus 40 basis points monthly,
expires February 28, 2004.                                                                                            $650,000


SECURITY LENDING At September 30, 2003, the following Funds participated in securities lending:


                                                                 Loaned securities
                                                            (including accrued interest)             Cash Collateral
------------------------------------------------------------------------------------------------------------------------------------
GE U.S. Equity Fund                                                  $28,336,926                       $29,277,152

GE Small-Cap Value Equity Fund                                        15,250,554                        15,800,484

GE Global Equity Fund                                                  5,152,197                         5,302,005

GE International Equity Fund                                           3,843,797                         3,995,124

GE Premier Growth Equity Fund                                         20,607,347                        21,143,289

GE Premier Value Equity Fund                                              26,907                            27,707

GE Fixed Income Fund                                                  22,807,690                        23,164,304

GE Government Securities Fund                                         59,032,996                        59,997,638

GE Short-Term Government Fund                                         15,990,289                        16,279,999

GE Strategic Investment Fund                                           9,938,432                        10,297,150

                                NOTES TO FINANCIAL STATEMENTS SEPTEMBER 30, 2003
--------------------------------------------------------------------------------


7.   BENEFICIAL INTEREST

The number of shareholders each owning 5% or more of a Fund are listed below. The total percentage of a Fund held by such shareholders as well as percentage of a Fund held by certain directly and indirectly wholly-owned subsidiaries of General Electric Company and their respective investment plans ("GE Affiliates") at September 30, 2003 are:


                                                           5% or Greater Shareholders
                                                          ----------------------------                 % of Fund HelD by
                                                           Number      % of Fund Held                     GE Affiliates*
------------------------------------------------------------------------------------------------------------------------------------
GE U.S. Equity Fund                                          3               26%                                 26%

GE Value Equity Fund                                         1                7%                                  7%

GE Small-Cap Value Equity Fund                               3               27%                                 27%

GE Global Equity Fund                                        1               28%                                 28%

GE International Equity Fund                                 7               59%                                 59%

GE Premier Growth Equity Fund                                2               10%                                 10%

GE Premier Value Equity Fund                                 2               66%                                 66%

GE Fixed Income Fund                                         1               12%                                 12%

GE Tax-Exempt Fund                                           2               19%                                  0%

GE Strategic Investment Fund                                 2               22%                                 22%

GE Money Market Fund                                         1                6%                                  6%


Investment activities of these shareholders could have a material impact on the Funds.

* INCLUDED IN THE 5% OR GREATER SHAREHOLDER PERCENTAGE.


8.   CAPITAL STOCK

On June 11, 1999, the Board of Trustees of GE Funds approved a share class redesignation (the "Redesignation") for each of the Funds, except the GE Money Market Fund, effective at the close of business September 17, 1999. The Redesignation combined each Fund's respective Class A and Class C shares into a single class designated as Class A. For each of the Funds effected by the Redesignation, except the GE Value Equity Fund, GE Government Securities Fund and GE Tax-Exempt Fund, Class A shares were merged into Class C shares and Class C shares were renamed Class A shares. For the GE Value Equity Fund, GE Government Securities Fund and GE Tax-Exempt Fund, Class C shares were merged into Class A shares. The Redesignation was completed to simplify the structure and increase the operating efficiencies of the Funds. For tax purposes, the Redesignation resulted in a non-taxable exchange of shares. Additionally, Class D shares were renamed Class Y shares.

On September 30, 1999 a new class of C shares was created and offered for public sale effective October 1, 1999 by each of the Funds then being offered (except the GE Money Market Fund).

                                NOTES TO FINANCIAL STATEMENTS SEPTEMBER 30, 2003
--------------------------------------------------------------------------------


9.   FUND TERMINATION

At a meeting held on June 3, 2003, the GE Funds' Board of Trustees approved a plan of dissolution, liquidation and termination pursuant to which the GE Mid-Cap Growth Fund, GE Mid-Cap Value Equity Fund, GE Premier International Equity Fund, and GE Premier Research Equity Fund were liquidated and their assets distributed on a pro rata basis to shareholders of record as of the close of business on September 23, 2003.


10. SUBSEQUENT EVENT

GE International Equity Fund and GE Global Equity Fund began charging a 2% redemption fee on shares of those Funds purchased on or after October 1, 2003 to the extent the shares are redeemed (either by selling the shares or exchanging to another fund) within 90 days of purchase, subject to certain exceptions. Shares held for more than 90 days are not subject to the 2% redemption fee. This fee is paid to the respective Funds, not GE Asset Management or the Distributor, and is designed to offset the brokerage commissions, market impact, and other costs associated with short-term trading.

No redemption fees are imposed on shares of GE Funds other than the GE International Equity Fund and the GE Global Equity Fund.

                                                  REPORT OF INDEPENDENT AUDITORS
--------------------------------------------------------------------------------


To the Shareholders and Trustees of GE Funds

In our opinion, the accompanying statements of assets and liabilities, including the schedules of investments, and the related statements of operations and of changes in net assets and the financial highlights present fairly, in all material respects, the financial position of each of the funds constituting GE Funds (the "Trust") at September 30, 2003, the results of each of their operations, the changes in each of their net assets and the financial highlights for the periods indicated, in conformity with accounting principles generally accepted in the United States of America. These financial statements and financial highlights (hereafter referred to as "financial statements") are the responsibility of the Trust's management; our responsibility is to express an opinion on these financial statements based on our audits. We conducted our audits of these financial statements in accordance with auditing standards generally accepted in the United States of America, which require that we plan and perform the audits to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. We believe that our audits, which included confirmation of securities at September 30, 2003 by correspondence with the custodian and brokers, provide a reasonable basis for our opinion.

PricewaterhouseCoopers LLP
Boston, MA
November 21, 2003

                                                     TAX INFORMATION (UNAUDITED)
--------------------------------------------------------------------------------


The following Funds intend to make an election under Internal Revenue Code
Section 853. The election will allow Shareholders to treat their attributable share of foreign taxes paid by the Funds to be paid by them directly. For the fiscal year ended September 30, 2003, the total amount of income received by the Funds from sources within foreign countries and possessions of the United States and the total amount of taxes paid by the Funds follows:

                                   Total Foreign             Total Foreign
                                   Source Income              Taxes Paid
--------------------------------------------------------------------------------

GE International
    Equity Fund                      $1,270,393                $128,562

Of the dividends paid from net investment income by the GE Tax-Exempt Fund for the tax period ended September 30, 2003, 98.28% represents exempt interest dividends for Federal income tax purposes.

During the year ended September 30, 2003, the following Funds paid to shareholders of record on December 3, 2002 the following long-term capital gain dividends reported on Forms 1099-DIV for 2002.

Fund                                       Per Share Amount
--------------------------------------------------------------------------------

GE Short-Term Government Fund                    $0.00677
GE Fixed Income Fund                              0.00915

The Funds intend to designate the maximum amount of dividends, qualified for the reduced tax rate under The Jobs and Growth Tax Relief Reconciliation Act of 2003, allowable.

Please consult a tax adviser if you have any questions about Federal or State income tax laws or on how to prepare your tax returns. If you have specific questions about your Fund account, please consult your investment representative or call 1-800-242-0134.

                                              ADDITIONAL INFORMATION (UNAUDITED)
--------------------------------------------------------------------------------


INFORMATION ABOUT DIRECTORS AND EXECUTIVE OFFICERS:

The business and affairs of the Company are managed under the direction of the Company's Board of Directors. Information pertaining to the Directors and officers of the Company is set forth below.



INTERESTED TRUSTEES AND EXECUTIVE OFFICERS


--------------------------------------------------------------------------------
MICHAEL J. COSGROVE
--------------------------------------------------------------------------------


ADDRESS    c/o GEAM  3003 Summer St. Stamford, CT  06905

AGE    54

POSITION(S) HELD WITH FUND    Chairman of the Board and President

TERM OF OFFICE AND LENGTH OF TIME SERVED Until successor is elected and qualified - 10 years

PRINCIPAL OCCUPATION(S) DURING PAST 5 YEARS President, GE Asset Management Services division ("GEAMS") of GE Financial Assurance Holdings, Inc., an indirect wholly-owned subsidiary of General Electric Company ("GE"), since February 1997; Vice President, GE Capital Corporation, an indirect wholly-owned subsidiary of GE, since December 1999; Executive Vice President - Mutual Funds of GEAM, a wholly-owned subsidiary of GE that is registered as an investment adviser under the Investment Advisers Act of 1940, as amended, since March 1993; Director of GEAM since 1988.

NUMBER OF PORTFOLIOS IN FUND COMPLEX OVERSEEN BY TRUSTEE    51

OTHER DIRECTORSHIPS HELD BY TRUSTEE Chairman of the Board and Chief Executive Officer of GE Retirement Services, Inc., since 1998; Chairman of the Board and President of GE Institutional Funds, GE LifeStyle Funds and GE Investments Funds, Inc. since 1997; Trustee of Elfun Funds, GE Savings & Security Funds and General Electric Pension Trust since 1988; Chairman of the Board of GE Private Asset Management Funds, Inc. (formerly Centurion Funds, Inc.) since December 2001; Director of Centurion Capital Management Corp., Centurion Capital Group Inc., Centurion Trust Company, Centurion Financial Advisers Inc., Centurion-Hinds Investment Management Corp. and Centurion-Hesse Investment Management Corp. since December 2001.

--------------------------------------------------------------------------------
ALAN M. LEWIS
--------------------------------------------------------------------------------

ADDRESS    c/o GEAM  3003 Summer St. Stamford, CT  06905

AGE    57

POSITION(S) HELD WITH FUND    Trustee and Executive Vice President

TERM OF OFFICE AND LENGTH OF TIME SERVED Until successor is elected and qualified - 10 years

PRINCIPAL OCCUPATION(S) DURING PAST 5 YEARS Executive Vice President, General Counsel and Secretary of GEAM since 1987

NUMBER OF PORTFOLIOS IN FUND COMPLEX OVERSEEN BY TRUSTEE 51

OTHER DIRECTORSHIPS HELD BY TRUSTEE Trustee and Executive Vice President of GE Institutional Funds and GE LifeStyle Funds since 1997. Director of GE Investments Funds, Inc. since 2001; Trustee of Elfun Funds, GE Savings & Security Funds and General Electric Pension Trust since 1987.

                                              ADDITIONAL INFORMATION (UNAUDITED)
--------------------------------------------------------------------------------


--------------------------------------------------------------------------------
ROBERT HERLIHY
--------------------------------------------------------------------------------


ADDRESS    c/o GEAM  3003 Summer St. Stamford, CT  06905

AGE    36

POSITION(S) HELD WITH FUND    Treasurer

TERM OF OFFICE AND LENGTH OF TIME SERVED Until successor is elected and qualified - 2 years

PRINCIPAL OCCUPATION(S) DURING PAST 5 YEARS Manager of Mutual Fund Operations at GEAM since March 2002; from August 1999 to March 2002, Mr. Herlihy was a manager in the Investment Company Services Group of PricewaterhouseCoopers LLP, New York; from September 1998 to August 1999 a Supervisor in the Investment Company Group at McGladrey & Pullen LLP (Acquired by PricewaterhouseCoopers LLP in August 1999); from June 1996 to September 1998 a Manager of Audit Services at Condon O'Meara McGinty & Donnelly LLP. Treasurer of GE Institutional Funds, GE Lifestyle Funds, GE Investment Funds Inc., Elfun Funds, and GE Savings & Security Funds since September 2002.

NUMBER OF PORTFOLIOS IN FUND COMPLEX OVERSEEN BY TRUSTEE N/A

OTHER DIRECTORSHIPS HELD BY TRUSTEE N/A


--------------------------------------------------------------------------------
MATTHEW J. SIMPSON
--------------------------------------------------------------------------------


ADDRESS    c/o GEAM  3003 Summer St. Stamford, CT  06905

AGE    42

POSITION(S) HELD WITH FUND    Vice President and Secretary

TERM OF OFFICE AND LENGTH OF TIME SERVED Until successor is elected and qualified - 10 years

PRINCIPAL OCCUPATION(S) DURING PAST 5 YEARS Senior Vice President and General Counsel - Asset Management Services at GEAM and Senior Vice President and General Counsel of GEAMS since February 1997; from October 1992 to February 1997, Vice President and Associate General Counsel of GEAM; Secretary of GE Institutional Funds, GE LifeStyle Funds and GE Investments Funds, Inc. since 1997 and Vice President since September 2003; Assistant Secretary of Elfun Funds and GE Savings & Security Funds since 1998.

NUMBER OF PORTFOLIOS IN FUND COMPLEX OVERSEEN BY TRUSTEE   N/A

OTHER DIRECTORSHIPS HELD BY TRUSTEE    N/A


--------------------------------------------------------------------------------
JEANNE M. LAPORTA
--------------------------------------------------------------------------------


ADDRESS    c/o GEAM  3003 Summer St. Stamford, CT  06905

AGE    38

POSITION(S) HELD WITH FUND    Vice President and Assistant Secretary

TERM OF OFFICE AND LENGTH OF TIME SERVED Until successor is elected and qualified - less than one year

PRINCIPAL OCCUPATION(S) DURING PAST 5 YEARS Vice President and Associate General Counsel -- Asset Management Services at GEAM since May 1997, Vice President and Assistant Secretary of GE Institutional Funds, GE LifeStyle Funds and GE Investments Funds, Inc. since September 2003; Vice President and Assistant Secretary of Elfun Funds and GE Savings & Security Funds since October 2003.

                                              ADDITIONAL INFORMATION (UNAUDITED)
--------------------------------------------------------------------------------


NON-INTERESTED TRUSTEES

--------------------------------------------------------------------------------
JOHN R. COSTANTINO
--------------------------------------------------------------------------------

ADDRESS    c/o GEAM 3003 Summer St. Stamford, CT  06905

AGE   57

POSITION(S) HELD WITH FUND Trustee TERM OF OFFICE AND LENGTH OF TIME SERVED Until successor is elected and qualified - 10 years

PRINCIPAL OCCUPATION(S) DURING PAST 5 YEARS Managing Director, Walden Partners, Ltd., consultants and investors, since August 1992.

NUMBER OF PORTFOLIOS IN FUND COMPLEX OVERSEEN BY TRUSTEE    43

OTHER DIRECTORSHIPS HELD BY TRUSTEE Trustee of GE Institutional Funds and GE LifeStyle Funds since 1997; Director of GE Investments Funds, Inc. since 1997; Director of Centurion Funds, Inc. since December 2001.


--------------------------------------------------------------------------------
WILLIAM J. LUCAS
--------------------------------------------------------------------------------


ADDRESS    c/o GEAM  3003 Summer St. Stamford, CT  06905

AGE   56
POSITION(S) HELD WITH FUND    Trustee

TERM OF OFFICE AND LENGTH OF TIME SERVED Until successor is elected and qualified - 10 years PRINCIPAL OCCUPATION(S) DURING PAST 5 YEARS Vice President and Treasurer of Fairfield University since 1983.

NUMBER OF PORTFOLIOS IN FUND COMPLEX OVERSEEN BY TRUSTEE   43

OTHER DIRECTORSHIPS HELD BY TRUSTEE Trustee of GE Institutional Funds and GE LifeStyle Funds since 1997; Director of GE Investments Funds, Inc. since 1997; Director of Centurion Funds since December 2001.


--------------------------------------------------------------------------------
ROBERT P. QUINN
--------------------------------------------------------------------------------

ADDRESS    c/o GEAM  3003 Summer St. Stamford, CT  06905

AGE   68

POSITION(S) HELD WITH FUND    Trustee

TERM OF OFFICE AND LENGTH OF TIME SERVED Until successor is elected and qualified - 10 years PRINCIPAL OCCUPATION(S) DURING PAST 5 YEARS Retired since 1983 from Salomon Brothers Inc.;

NUMBER OF PORTFOLIOS IN FUND COMPLEX OVERSEEN BY TRUSTEE   43

OTHER DIRECTORSHIPS HELD BY TRUSTEE GP Financial Corp, holding company; The Greenpoint Savings Bank, a financial institution. Trustee of GE Institutional Funds and GE LifeStyle Funds since 1997; Director of GE Investments Funds, Inc. since 1997; Director of Centurion Funds since December 2001.

                                                                 INVESTMENT TEAM
--------------------------------------------------------------------------------


CHRISTOPHER BROWN
--------------------------------------------------------------------------------
Co-Portfolio Manager for the GE Strategic Investment Fund
Christopher Brown is a Senior Vice President with GE Asset Management. He manages domestic equity investments for GE Strategic Investment Fund and has served in this capacity since September, 2003. Chris began his career at GE in 1981, spending two years in the Financial Management Program. He then spent the next two years as an International Sector Financial Analyst with Sadelmi New York, Inc., a GE subsidiary, and joined Stamford, CT-based GE Asset Management in 1985. Chris is a cum laude graduate in economics from Bucknell University and is the holder of a Chartered Financial Analyst designation.

DAVID CARLSON
--------------------------------------------------------------------------------
Portfolio Manager for the GE U.S. Equity Fund
Portfolio Manager for the GE Premier Growth Equity Fund
David Carlson is a Director and Executive Vice President with GE Asset Management responsible for managing U.S. and Growth equity portfolios. He joined GE in 1980 as part of the GE Financial Management Program. He is a Trustee for the GE Canada Pension Trust, a Chartered Financial Analyst, and a member of the New York Society of Security Analysts. Dave is a graduate of Indiana University with a BS in Finance.

MICHAEL CAUFIELD
--------------------------------------------------------------------------------
Portfolio Manager for the GE Tax-Exempt Fund
Michael Caufield, Senior Vice President and Portfolio Manager, leads GEAM's fixed income municipal bond team. Prior to joining GEAM, Mike was Vice President and Director of Tax Exempt Unit Investment Trust Research at E.F. Hutton & Company for five years and a credit analyst at Moody's Investor Service and Dun & Bradstreet for five years. Mike received his Bachelor of Science in Finance from Fordham University.

PAUL M. COLONNA
--------------------------------------------------------------------------------
Portfolio Manager for the GE Short-Term Government Fund
Paul M. Colonna is a Vice President for GE Asset Management. He is portfolio manager of GE Short-Term Government Fund and has served on the Fund's portfolio management team since joining GE Asset Management in 2000. Prior to joining GE Asset Management, Mr. Colonna was a senior portfolio manager with the Federal Home Loan Mortgage Corporation, overseeing the Mortgage Investment Group.

DONALD J. DUNCAN
--------------------------------------------------------------------------------
Portfolio Manager for the GE Money Market Fund
Donald J. Duncan is a Vice President of GE Asset Management. He is portfolio manager of GE Money Market Fund and has served on the Fund's portfolio management team since the Fund's inception. Mr. Duncan joined GE Asset Management in 1988 in Trade Support and held several positions including Mutual Fund Controller. He was appointed Investment Manager - Short Term Securities in 1990 and Vice President - Money Markets in 2002. Mr. Duncan holds a B.S. from the University of Rhode Island.

WILLIAM M. HEALEY
--------------------------------------------------------------------------------
Portfolio Manager for the GE Government Securities Fund
William M. Healey is a Vice President of GE Asset Management. He is portfolio manager of GE Government Securities Fund and has served on the Fund's portfolio management team since joining GE Asset Management in 1996. Prior to joining GE Asset Management, Mr. Healey spent over 10 years in the Fixed Income Group at MetLife.

RALPH LAYMAN
--------------------------------------------------------------------------------
Portfolio Manager for the GE International Equity Fund
Co-Portfolio Manager for the GE Strategic Investment Fund
Ralph Layman is responsible for managing GE Asset Management's International Equity operations. Ralph is a Director and Executive Vice President of GEAM, a Trustee for the GE Pension Trust and a member of the Asset Allocation committee. Prior to joining GE Asset Management, he was a Vice President and Portfolio Manager of Templeton Investment Counsel, Inc. for five years where he managed global equity institutional accounts. He was instrumental in forming Templeton's Emerging Markets Fund, the first listed emerging markets equity fund in the U.S. in 1987. Ralph is the holder of a Chartered Financial Analyst designation, a charter member of the International Society of Security Analysts and a member of the New York Society of Security Analysts. He is also a member of the New York Stock Exchange International Capital Markets Advisory Committee and a member of the Frank Russell 20/20 Executive Committee. He holds a BS in Economics and an MS in Finance from the University of Wisconsin.

--------------------------------------------------------------------------------


ROBERT MACDOUGALL
--------------------------------------------------------------------------------
Portfolio Manager for the GE Fixed Income Fund
Co-Portfolio Manager for the GE Strategic Investment Fund
Robert MacDougall is a Director and Executive Vice President of GE Asset Management. He manages the overall fixed income investments for GE Asset Management. He leads a team of portfolio managers for GE Fixed Income Fund. Mr. MacDougall also manages fixed income investments for GE Strategic Investment Fund. He has served in those capacities since each Fund's commencement. Bob joined GEAM in 1986 as Vice President. He became a Senior Vice President in 1993 and Executive Vice President in 1997. Prior to joining GEAM, Bob held a variety of Financial Management positions within GE's Corporate Treasury and Financial Planning departments. Bob received both his Masters and Bachelor in Business Administration from the University of Massachusetts.

DAIZO MOTOYOSHI
--------------------------------------------------------------------------------
Portfolio Manager for the GE Global Equity Fund
Daizo Motoyoshi is a Senior Vice President with GE Asset Management Incorporated and Portfolio Manager for the GE Global Equity portfolio. Prior to joining GEAM, Daizo held positions at Alliance Capital Management and Ernst & Young. He holds a BA in Economics and Accounting from Claremont McKenna College, a MBA from Columbia University, and a Masters of Business Taxation from the University of Southern California. Daizo is a Certified Public Accountant and a holder of the Chartered Financial Analyst designation.

PAUL REINHARDT
--------------------------------------------------------------------------------
Portfolio Manager for the GE Premier Value Equity Fund
Portfolio Manager for the GE Value Equity Fund
Paul Reinhardt is a Senior Vice President of GE Asset Management and portfolio manager of GE Premier Value Equity Fund. He has served in that capacity since the Fund's commencement. Mr. Reinhardt also serves as portfolio manager of GE Value Equity Fund and has served in that capacity since April 2002. Mr. Reinhardt joined GE Asset Management in 1982 as an Equity Analyst and has been a portfolio manager since 1987. Paul holds an MBA from Columbia University, a BA in Economics from Hartwick College, and is a member of the New York Society of Security Analysts. He is also a holder of a Chartered Financial Analyst designation.

SUB-ADVISER
--------------------------------------------------------------------------------
Palisade Capital Management, L.L.C.
Sub-Adviser for the GE Small-Cap Value Equity Fund
The GE Small-Cap Value Equity Fund is managed by Palisade's Senior Investment Committee which is composed of the following members: Jack Feiler, Martin L. Berman, Steven E. Berman, Dennison Veru and Richard Whitman. Jack Feiler, Chief Investment Officer of Palisade, has day-to-day responsibility for managing the Fund and works with the Senior Investment Committee in developing and executing the Fund's investment program.

Jack has more than 32 years of investment experience and has served as the principal small-cap portfolio manager at Palisade since the commencement of Palisade's operations in April 1995. Prior to joining Palisade, Jack worked for Burnham & Co. as an Account Executive and was promoted to Senior Executive Vice President of Broad Street Investment Management in 1981. In 1990, he joined Smith Barney as Senior Vice President of Investments. Jack received his Bachelor's degree in 1964 from City College of New York and his Juris Doctor degree from Brooklyn Law School in 1967.

--------------------------------------------------------------------------------


TRUSTEES
Michael J. Cosgrove
John R. Costantino
Alan M. Lewis
William J. Lucas
Robert P. Quinn

SECRETARY
Matthew J. Simpson

TREASURER
Robert Herlihy

ASSISTANT TREASURER
John Crager

OFFICERS OF THE INVESTMENT ADVISER
John H. Myers, PRESIDENT
David Carlson, EVP, DOMESTIC EQUITIES
Michael J. Cosgrove, EVP, MUTUAL FUNDS
John J. Walker, EVP, CHIEF FINANCIAL OFFICER
Ralph R. Layman, EVP, INTERNATIONAL EQUITIES
Alan M. Lewis, EVP, GENERAL COUNSEL AND SECRETARY
Robert A. MacDougall, EVP, FIXED INCOME
Geoffrey R. Norman, EVP, MARKETING
Don W. Torey, EVP, ALTERNATIVE INVESTMENTS AND REAL ESTATE





INVESTMENT ADVISER AND ADMINISTRATOR
GE Asset Management Incorporated
3003 Summer Street
Stamford, CT 06905

DISTRIBUTOR
GE Investment Distributors, Inc
Member NASD and SIPC

SHAREHOLDER SERVICING AGENT
AND TRANSFER AGENT
NFDS
P.O. Box 219631
Kansas City, MO  64141-9631

CUSTODIAN
State Street Bank & Trust Company

COUNSEL
Willkie Farr & Gallagher

INDEPENDENT AUDITORS
PricewaterhouseCoopers LLP



At GE, we're dedicated to providing the investment options you'll need to tailor your financial portfolio to every stage of your life. Each member of the GE Family of Funds is managed according to the same principles of integrity and quality that have guided GE over the past century, and have made it the world-class company that it is today. Each fund draws strength from a tradition of investment management that spans more than 70 years. Whether you're creating a new investment portfolio or adding to an established one, the GE Family of Funds offers an array of professionally managed investment options that will help you meet a lifetime of financial needs.

The GE Family of Funds is just one of the investment product lines available through GE Financial Assurance -- a dynamic family of investment and insurance companies devoted to providing financial solutions to consumers seeking to accumulate, preserve and protect wealth over their lifetimes.

                     [This page intentionally left blank.]

ITEM 2. CODE OF ETHICS.

Please refer to the Code of Ethics included in the following link: www.ge.com/files/usa/en/commitment/social/integrity/downloads/english.pdf


ITEM 3. AUDIT COMMITTEE FINANCIAL EXPERT.

The Board of Trustees of the registrant has determined that both John R. Constantino and William J. Lucas are designated as audit committee financial experts for the Funds; and further that it is the finding of the Boards that Messrs. Constantino and Lucas, the audit committee financial experts, qualify as being 'independent' pursuant to paragraph (a)(2) of Item 3 to Form N-CSR.

ITEM 4. PRINCIPAL ACCOUNTANT FEES AND SERVICES.

             NOT REQUIRED

ITEM 5. [RESERVED]

ITEM 6. [RESERVED]

ITEM 7. DISCLOSURE OF PROXY VOTING POLICIES AND PROCEDURES FOR CLOSED-END MANAGEMENT INVESTMENT COMPANIES.

         Applicable only to Closed-End Management Investment Companies.

ITEM 8. [RESERVED]

ITEM 9. CONTROLS AND PROCEDURES.

The officers providing the certifications in this report in accordance with Rule 30a-2 under the Investment Company Act of 1940 have concluded, based on their evaluation of the registrant's disclosure controls and procedures (as such term is defined in such rule), that such controls and procedures are adequate and reasonably designed to achieve the purpose described in paragraph (c) of such rule

There were no significant changes in the registrant's internal controls or in other factors that could significantly affect these controls subsequent to the date of their last evaluation, including any corrective actions with regard to significant deficiencies and material weaknesses.



ITEM 10.  EXHIBITS.

(a)   Not applicable.

(b) Attached hereto as Exhibit 1 and Exhibit 2 are the Certifications of Michael J. Cosgrove and Robert Herlihy as principal executive officer and principal financial officer, respectively, as required by Rule 30a-2 under the Investment Company Act of 1940.


                                  SIGNATURES



Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the Registrant has duly caused this Report to be signed on its behalf by the undersigned, thereunto duly authorized.

GENERAL ELECTRIC FUNDS

By:   /S/MICHAEL J. COSGROVE
      Michael J. Cosgrove
      Chairman, GE FUNDS

Date:  December 09, 2003

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this Report has been signed below by the following persons on behalf of the Registrant and in the capacities and on the dates indicated.


By:   /S/MICHAEL J. COSGROVE
      Michael J. Cosgrove
      Chairman, GE FUNDS

Date:  December 09, 2003

By:   /S/ROBERT HERLIHY
      Robert Herlihy
      TREASURER, GE FUNDS

Date:  December 09, 2003

 EXHIBIT INDEX

            (b)(1) Certifications of principal executive officer and principal financial officer as required by Rule 30a-2 under the Investment Company Act of 1940.

            (b)(2) Certification of principal executive officer and principal financial officer as required by Section 906 of the Sarbanes-Oxley Act of 2002.